UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06625

                                 The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code:  213-625-1900

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PAYDEN
MUTUAL FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.payden.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with Paydenfunds.

Contents

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

104	Statements of Assets & Liabilities

108	Statements of Operations

112	Statements of Changes in Net Assets

118	Notes to Financial Statements

137	Financial Highlights

151	Fund Expenses

153	Trustees & Officers

Semi-Annual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

Management Discussion & Analysis

Short Duration Bond Strategies

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the six-month period ended April 30, 2020, the Fund returned 0.55%, compared to a return of 0.41% for the Lipper Government Money Market Average. Money market yields ended the six-month period lower than the beginning of the period.

The Payden Limited Maturity Fund (PYLMX) returned -0.65% for the six-month period ended April 30, 2020, compared to a return of 0.85% for its benchmark, the Bank of America Merrill Lynch Three-Month US Treasury Bill Index. Rates positioning contributed positively, while overweight allocations to securitized and corporate securities were the largest detractors from relative performance. The Fund made use of forward currency contracts for hedging purposes. The use of these derivatives impacted performance by 0.00%.

The Payden Low Duration Fund (PYSBX) returned -0.25% for the six-month period ended April 30, 2020, compared to a return of 3.04% for its benchmark, the Bank of America Merrill Lynch 1-3 Year US Treasury Index. The Fund’s overweight allocations to securitized and corporate securities were the main detractors from relative performance. The Fund invests in futures, swaps, and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.13%.

The Payden Global Low Duration Fund (PYGSX) returned -0.88% for the six-month period ended April 30, 2020, compared to a return of 2.50% for its benchmark, the Bank of America Merrill Lynch 1-3 Year US Corporate & Government Index. The Fund’s overweight allocations to securitized and corporate securities were the main detractors from relative performance. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives impacted performance by -0.19%.

The Payden U.S. Government Fund (PYUSX) returned 3.27 % for the six month period ended April 30, 2020, compared to its benchmark, the ICE BofAML 1-5 Year US Treasury Index, which returned 3.92%. The Fund underperformed the index due to an overweight in agency mortgage backed securities. Over the past two months, the global economy effectively shut down. In order to support the markets, the Federal Reserve Board purchased unprecedented amounts of US Treasury and Agency mortgages; however, the mortgage market was not able to keep pace with US Treasuries. Today, mortgage valuations are relatively attractive versus US Treasures as we expect today’s historically low Treasury yields to have little upside in price performance. The additional yields from agency mortgage securities should provide higher returns in the ensuing months. The Fund is targeting lower coupon mortgage pools that should reflect a slower prepayment profile and higher yields for the Fund. The Fund did not use any derivatives over the past six-month period. The Fund has been active in past periods, using derivatives to manage interest rate, yield curve and volatility exposure.

The Payden GNMA Fund (PYGNX) returned 3.53%, for the six month period ended April 30, 2020, while its benchmark, the ICE BofAML US GNMA Mortgage Backed Securities Index, returned 3.64%. The Fund slightly underperformed its benchmark due to a higher weighting in certain specified mortgage pools that underperformed in the volatile Covid19 induced trading environment. Over the past two months the global economy effectively shut down. In order to restore liquidity and support the markets, the Federal Reserve Board purchased US Treasuries and agency mortgage securities in unprecedented volumes. However, the mortgage market responded unevenly. Areas of the market that outperformed were those that received the most direct support, and those that lagged were areas of the mortgage market that were removed from the direct purchase activity. Our strategy over the ensuing months is to remain in the areas of the mortgage market receiving the most direct Fed support and to target areas of the market that will potentially have slower prepayment activity as mortgage rates move down to historically low levels. Valuations for GNMA mortgages are attractive and capital flows from foreign investors should remain supportive due to higher interest rates available in the U.S domestic market than from foreign markets. The Fund did not use any derivatives over the past six-month period. The Fund has been active in past periods, using derivatives to manage interest rate, yield curve and volatility exposure.

The Payden Core Bond Fund, Investor Class (PYCBX) returned 0.57% for the six- month period ended April 30, 2020, compared to a 4.86% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Index. The Fund’s Adviser Class (PYCWX) returned 0.45% and the SI Class (PYCSX) returned 0.63% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. In addition, the Fund will permit a wide range of average maturity to be more opportunistic in defending against interest rate volatility. Allocations to credit detracted, as yield spread premium across sectors increased two-to-three-fold as part of the global market drop.

Semi-Annual Report    1

Management Discussion & Analysis continued

Corporate credit overweight allocations detracted from performance, both within investment grade and high yield. Emerging market debt and securitized products also detracted from relative performance, the latter of which experienced a liquidity crunch which led to increased price volatility. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the six month period ended April 30, 2020, forward contracts for currency management detracted 0.01% from performance and interest rate futures used to hedge interest rate risk detracted 0.08% from performance.

The Payden Corporate Bond Fund (PYACX) generated a net return of 0.00% for the six month period ended April 30, 2020, compared to a return of 2.00% for its benchmark, the Bloomberg Barclays US Corporate Bond Index. The Fund’s underweight to higher quality credits, which significantly outperformed during the market sell-off, particularly in the technology sector was a large detector to performance. Financials also detracted from performance as the Fund’s overweight to REITs and long duration insurance credits underperformed during the market sell-off. In addition, the underweight to major U.S. banks and the allocation to BBB banks also detracted from performance. The Fund’s underweight to basic industries, such as the metals and chemicals sectors, added to performance as supply chains and economic activity were disrupted. The Fund’s reductions in the higher beta energy sector before the oil crash added to relative performance as WTI crude oil sold off 72% during the period. The Fund used US Treasury futures as a means of hedging and active duration management, which detracted -0.15% from performance. The Fund also used both HY CDX and IG CDX credit derivatives, with IG CDX being used to add credit exposure while keeping increased liquidity at the end of 2019, and HY CDX being used as a tail hedge against a market sell-off. Overall credit derivatives added 0.10% to performance.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned -3.94% for the six-month period ended April 30, 2020, while its benchmark, Bloomberg Barclays U.S. Aggregate Index, returned 4.86%. The Fund’s SI Class (PYSIX) returned -3.77% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. Allocations to credit detracted as yield spread premium across sectors increased two-to-three-fold as part of the global market rout. Corporate credit overweight allocations detracted from performance, both within Investment-Grade and High Yield. Emerging Market Debt and Securitized both detracted, the latter of which experienced a liquidity crunch, which caused indiscriminate selling and subsequent price mark downs beyond fair value. In navigating this environment, we have held positions we feel can weather more negativity (given what we know now), sold bonds that have performed better than expected or that are likely to further issues. In addition, we added modestly to corporate bonds through the new issue market. The Fund uses derivatives for interest rate, currency management and credit sector management. It utilizes interest rate swaps and interest rate futures to manage overall duration and yield curve positioning. Foreign currency forwards are traded to hedge currency exposure and to take outright positions on specific currencies. Over the six months ended April 30, 2020, forward contracts for currency management detracted 0.02% from performance and interest rate futures used to hedge interest rate risk detracted 0.09% from performance.

For the six-month period ended April 30, 2020, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned -6.22%, compared to a return of 0.83% for its benchmark, 1-month LIBOR. The Fund’s SI Class (PYAIX) returned -6.20%. The last quarter of 2019 saw a fairly benign market, with modest returns across most fixed income asset classes. As yield spreads had tightened meaningfully over the course of 2019, we took the opportunity to reduce exposure to higher beta subsectors, specifically high yield bonds and loans, in order to have an elevated liquidity profile entering 2020. In January and February 2020, we saw robust new issuance across asset classes and participated in many securitized product offerings, increasing our securitized allocation to around 55%. As the Covid-19 crisis began to take shape, we reduced exposure to assets that we felt would be meaningfully affected by an economic slowdown due to the virus. As such, we exited airline exposure, trimmed hotel and leisure exposure, and exited exposure to companies reliant on the global supply chain ahead of major drawdowns in those industries. Despite the caution we took, the Fund experienced the largest drawdown in its history, as liquidity was extremely challenged across asset classes. The liquidity lock-up forced investors, most specifically levered investors facing large margin calls, to sell assets at extremely punitive levels in order to raise cash, which generated substantive price markdowns as these prints echoed through the system. The United States Federal Reserve then stepped in to foster liquidity within markets, causing asset prices to rebound rapidly. With the proceeds from sells pre-liquidity freeze and the existing liquidity in the Fund coming into the crisis, we have deployed capital into preferred asset classes at opportunistic levels in order to maximize the Fund’s recovery from the current drawdown. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures, as well as efficient investment purposes. Derivatives contributed 0.03% Fund returns over the period.

2   Payden Mutual Funds

Loan Strategy

For the six months ended April 30, 2020, the Payden Floating Rate Fund, Investor Class (PYFRX) returned -7.37% and the Payden Floating Rate Fund, SI Class (PYFIX) returned -7.32%. The Fund’s benchmark, the Credit Suisse Leveraged Institutional Loan BB Index, returned -7.17% for the same period. A top performer for the period was a loan issued by the software solutions provider, Rackspace, as the company’s operations were largely immune from the impact of the economic shutdown. The primary driver of underperformance was positions in credit risk transfer securities that are backed by mortgages that are underwritten and pooled by Fannie Mae and Freddie Mac. Despite the volatility, we believe these bonds offer attractive risk-adjusted yields and continue to hold them. The Fund occasionally uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market.

High Yield Strategy

Positive returns at the beginning of the period were erased by the coronavirus induced sell-off, although the market did stage a brief rally in April thanks in part to decisive action from the Federal Reserve Board and the US Congress in late March on the monetary and fiscal fronts. Defaults accelerated in April; however, and uncertainty remains elevated. Sector performance ranged from -21.68% for energy to +2.07% for telecommunications. BB-rated bonds returned -4.45%, B-rated bonds returned -9.35%, and CCC-rated bonds returned -18.10%.

The Payden High Income (PYHRX) returned -7.97% for the six months ended April 30, 2020. The Fund’s benchmark, the ICE BofA ML BB/B US Cash Pay High Yield Constrained Index, returned -6.13% for the same period. Underperformance during this period is attributable to the Fund’s exposure to credit risk transfer securities that are backed by mortgages underwritten and pooled by Fannie Mae and Freddie Mac. An underweight to the media sector also hurt relative performance as less cyclical sectors outperformed during this period. The Fund generated positive attribution from security selection in energy issuers like Occidental Petroleum Corporation as well as in select retail issuers like KeHE, a specialty grocery distributor. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds forward currency contracts to hedge foreign exchange exposure. Gains associated with forward euro contracts of +66.82% were offset by currency-driven underperformance by euro-denominated bonds.

For the six-month period ended April 30, 2020, the Payden California Municipal Social Impact Fund (PYCRX) returned-1.71%. The Fund’s benchmarks, the Bloomberg Barclays California Intermediate Index and the Bloomberg Barclays 7-Year Municipal Index, returned -0.32% and -0.80%, respectively, for the same period. The Fund’s underperformance relative to its benchmarks was due mainly to credit selection as various holdings underperformed the broad market in March and April due to idiosyncratic risks created by the COVID-19 pandemic. In the current environment, the Fund is favoring bonds secured by more resilient and flexible revenue sources, such as property taxes and general funds. Security selection will focus on higher quality issuers that have adequate access to near term liquidity and budget flexibility to manage through the interim COVID-19 related shocks. Given that municipal-to-Treasury yield ratios — a harbinger of relative value — have reached historically high levels, we are optimistic on the outlook for tax-exempt municipals and may reduce our taxable municipal allocation as after-tax value is becoming less compelling. The Fund invests in futures contracts for hedging purposes. The use of interest rate futures impacted performance by -0.06% on a gross basis.

The Payden Global Fixed Income Fund (PYGFX) posted a return of -0.78% for the six months ended April 30, 2020, compared to a return of 2.76% for its benchmark, the Bloomberg Barclays Global Aggregate Index (US Dollar hedged). Given the weaker broad market tone amid- COVID-19, risk assets significantly underperformed as investors flocked to safe-haven assets. The underperformance of credit markets over that period was exacerbated by a sharp deterioration in liquidity conditions. Despite the rebound in risk sentiment in April, which was propped up by large fiscal and monetary easing measures from governments and central banks, spread products underperformed underlying government bonds over the period. The Fund held overweight exposures to investment grade corporate bonds and securitized instruments, as well as modest exposures to out-of-index high yield sectors and hard currency emerging market debt, all of which detracted from relative returns.

Semi-Annual Report    3

Management Discussion & Analysis continued

The active management of currency and duration had a comparatively positive impact to portfolio performance. Implementing relative country and curve flattening trades, added to overall performance; however, this was somewhat offset by a long US breakeven position as inflation expectations declined later in the period. In currency space, the Fund held a long position in emerging market currencies versus US dollar, and long position in the Norwegian krone versus the Euro. Both positions detracted from performance following an acceleration in risk off sentiment. This was more than offset by a short US dollar position that we held against the Japanese yen and the euro in March. The Fund used currency forwards for hedging and active investment purposes throughout the period. The Fund also utilized government bond future contracts and plain vanilla interest rate swaps for duration hedging and active duration positioning. The implementation of such derivatives had a negligible impact on performance over the period; detracting -0.08% from Fund performance.

Emerging Market Bond Strategies

For the six months ended April 30, 2020, emerging markets fixed income securities experienced negative returns as the coronavirus shock on the global economy reverberated through risk assets. The breakup of OPEC+ and the Saudi decision to aggressively cut its oil selling price added to volatility. Yields on hard currency sovereign and corporate credit increased sharply, with high yield rated securities underperforming significantly relative to investment grade. EM currencies depreciated against the U.S. dollar, though local interest rate movements were more balanced given downward pressure on global growth and core rates. Policymakers launched a variety of initiatives to mitigate both the spread of coronavirus and alleviate the associated economic fallout.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned -11.53%, the Fund’s Adviser Class (PYEWX) returned -11.63%, and the Fund’s SI Class (PYEIX) returned -11.51% for the six month period ended April 30, 2020. The Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index, returned -10.08% for the same period. Within USD-pay sovereigns, underweight positioning in Lebanon and Ecuador added, as did overweight exposure in Guatemala. Overweight exposure in Angola and underweight allocations to the Philippines, Peru, Poland, and Saudi Arabia underperformed and more than offset the gains. Among quasi-sovereigns, overweight exposure in Malaysia contributed positively, while underweight positioning in China and an overweight allocation to Mexico detracted. Off-benchmark allocations to corporates and local currency denominated debt benefitted relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed 1.44% to the Fund’s total return.

The Payden Emerging Markets Local Bond Investor Class (PYELX) returned -12.20% for the six month period ended April 30, 2020. The Fund’s benchmark, the J.P. Morgan GBI-EM Global Diversified Index returned -9.91% for the same period. Relative to the benchmark, the Fund benefitted from overweight rates positioning in Russia and security selection in both Colombia and Hungary. Overweight rates positioning in Indonesia and Dominican Republic, underweight rates exposure in Thailand, and security selection in Mexico and Poland detracted. Overall, currency positioning detracted during the period. Underweight positions in the South African rand, Thai baht, and Turkish lira added. An overweight stance in the Brazilian real, Czech koruna, Indonesian rupiah, and Uruguayan peso detracted. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments detracted -0.87% from the Fund’s total return.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned -5.98%, and the Fund’s SI Class (PYCIX) returned -5.92% for the six month period ended April 30, 2020. The Fund’s benchmark, the J.P. Morgan CEMBI Broad Diversified Index, returned -5.23% for the period. The Fund’s selection of emerging market corporates was the primary detractor, while an off-index allocation to USD-pay sovereign bonds and developed market corporates also underperformed. Off-index positions in USD-pay quasi-sovereigns and local markets modestly benefitted relative performance. Within emerging market corporates, overweight exposure to the consumer goods sector in Israel added, as did avoiding troubled oil and gas credits in Argentina, industrials in South Africa, metals and mining in Ukraine, and oil and gas in Indonesia. An overweight to industrials in Brazil, transports in Colombia, and oil and gas in Chile detracted, as did underweight exposures to financials in Turkey, real estate in Hong Kong, and financials in South Korea. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, the use of derivative instruments contributed 0.22% to the Fund’s total return.

4   Payden Mutual Funds

Equity Markets

The U.S. equity market was nothing short of eventful over the six months ended April 30, 2020, reaching all-time highs before falling into a bear market at the fastest rate in history. Early in the period, market participants focused on the low interest rate environment and progress in the U.S.-China trade deal, which drove stock prices to record highs. The upward momentum continued into mid-January, when concerns of the COVID-19 virus spreading outside of China began to surface. The outbreak briefly stalled the market’s move higher, but equity prices rebounded quickly to set new record highs in February. As the reality of a global pandemic became more apparent and the Saudi Arabia-Russia impasse drove oil prices sharply lower, the market reacted negatively with the largest one-week selloff since the Great Financial Crisis, and abruptly ended the 11-year equity bull market. Equities further collapsed in March, falling over -30% from all-time highs as the global economy effectively shut down to stem the spread of the virus. Companies dramatically cut spending, suspended share buybacks and cut dividends, and implemented layoffs to preserve capital and remain solvent. However, unprecedented government and central bank intervention led to a sharp rebound in equities in April as market participants looked past weak economic data and the increase in COVID-19 cases globally. The April rally was the strongest monthly performance since 1987, driven by the belief that a sharp economic recovery would be supported by record-low interest rates, massive government stimulus, low oil prices, and an anticipated slow-down in COVID-19 related fatalities.

The Payden Equity Income Fund (PYVLX) which is comprised of large-cap value stocks, returned -10.30% for the six months ended April 30, 2020, while the Fund’s Advisor Class (PYVAX) returned -10.36% and the Fund’s SI Class (PYVSX) returned -10.26%. The Fund’s benchmark, the Russell 1000 Value Index, returned -13.68% for the same time period. The Fund outperformed its benchmark due to its strong security selection and sector allocation. The Fund benefited from its overweight to the information technology and health care sectors, and its underweight to the financial sector. Within individual stock selection, the strongest areas of stock selection were in REITs, as well as the consumer staple and consumer discretionary sectors, while the weakest area was in the financial sector. Strong individual performers in the Fund were software giant Microsoft and pharmaceutical developer Eli Lilly & Co.

Semi-Annual Report    5

Portfolio Highlights & Investments

Abbreviations

AGM - Assured Guaranty Municipal Corporation

ARM - Adjustable Rate Mortgage

ARS - Argentine Peso

AUD - Australian Dollar

BAM - Build America Mutual

BRL - Brazilian Real

CAD - Canadian Dollar

CDOR - Canadian Dollar offered rate

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Koruna

DKK – Danish Krone

EGP - Eqyptian Pound

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Corporation

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

G2 - Ginnie Mae II pool

GBP - British Pound

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

HUF - Hungarian Forint

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

LIBOR - London Interbank Offered Rate

MXIBTILE - Mexican Interbank 28 day interest rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

NCUA - National Credit Union Administration

NOK - Norwegian Krone

PEN - Peruvian Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - New Romanian Leu

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

USD - US Dollar

ZAR - South African Rand

6   Payden Mutual Funds

            Payden Cash Reserves Money  Market Fund

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.	Portfolio Composition - percent of investments

	U.S. Treasury	45%
	Repurchase Agreement	34%
	U.S. Government Agency	16%
	U.S. Government Guaranteed	3%
	Other	2%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
U.S. Government Agency (16%)
3,000,000	FFCB Funding Corp., (1 mo. LIBOR USD + 0.075%), 0.51%, 3/29/21 (a)	$3,002
300,000	FFCB Funding Corp., (1 mo. LIBOR USD + 0.000%), 0.79%, 7/16/21 (a)	300
2,000,000	FHLB, (U.S. Secured Overnight Financing Rate + 0.030%), 0.07%, 8/05/20 (a)	2,000
2,750,000	FHLB, (U.S. Secured Overnight Financing Rate + 0.030%), 0.07%, 9/04/20 (a)	2,750
5,000,000	FHLB, (U.S. Secured Overnight Financing Rate + 0.100%), 0.14%, 12/23/20 (a)	5,000
3,000,000	FHLB, (U.S. Secured Overnight Financing Rate + 0.120%), 0.16%, 10/07/20 (a)	3,000
5,000,000	FHLB, (1 mo. LIBOR USD + 0.010%), 0.32%, 5/03/21 (a)	5,003
5,000,000	FHLB, (1 mo. LIBOR USD + 0.010%), 0.97%, 4/05/21 (a)	5,002
6,300,000	FHLB Discount Note, 0.04%, 5/06/20 (b)	6,300
2,300,000	FHLB Discount Note, 0.10%, 6/01/20 (b)	2,300
2,900,000	FHLB Discount Note, 0.16%, 6/24/20 (b)	2,899
1,500,000	FHLMC, (U.S. Secured Overnight Financing Rate + 0.400%), 0.44%, 10/21/21 (a)	1,500
3,000,000	FNMA, (U.S. Secured Overnight Financing Rate + 0.075%), 0.12%, 10/30/20 (a)	3,000
15,000,000	U.S. Cash Management Bill, 0.15%, 9/08/20 (b)	14,992
Total U.S. Government Agency (Cost - $57,048)		57,048

Mortgage Backed (0%)
569,462	Freddie Mac Multifamily Structured Pass Through Certificates, 2.13%, 1/25/21 (Cost - $571)	571

NCUA Guaranteed (3%)
4,556,400	NCUA Guaranteed Notes Trust 2010-R1, 1A, (1 mo. LIBOR USD + 0.450%), 1.43%, 10/07/20 (a)	4,557
4,537,598	NCUA Guaranteed Notes Trust 2011-C1, 2A, (1 mo. LIBOR USD + 0.530%), 1.51%, 3/09/21 (a)	4,540
Total NCUA Guaranteed (Cost - $9,097)		9,097

U.S. Treasury (46%)
15,000,000	U.S. Treasury Bill, 0.07%, 5/05/20 (b)	15,000
15,000,000	U.S. Treasury Bill, 0.10%, 6/02/20 (b)	14,999
15,000,000	U.S. Treasury Bill, 0.12%, 7/09/20 (b)	14,997
15,000,000	U.S. Treasury Bill, 0.13%, 5/12/20 (b)	14,999
5,000,000	U.S. Treasury Bill, 0.17%, 3/25/21 (b)	4,992
5,000,000	U.S. Treasury Bill, 1.50%, 8/20/20 (b)	4,977
5,000,000	U.S. Treasury Bill, 1.52%, 7/30/20 (b)	4,981
10,000,000	U.S. Treasury Bill, 1.55%, 10/08/20 (b)	9,932
3,000,000	U.S. Treasury Bill, 1.77%, 8/13/20 (b)	2,985

Principal or Shares	Security Description	Value (000)

12,500,000	U.S. Treasury Bill, 2.00%, 6/18/20 (b)	$12,467
10,000,000	U.S. Treasury Bill, 2.03%, 5/21/20 (b)	9,989
10,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.043%), 0.16%, 7/31/20 (a)(b)	9,997
10,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.045%), 0.17%, 10/31/20 (a)(b)	9,997
10,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.115%), 0.24%, 1/31/21 (a)(b)	10,000
5,000,000	U.S. Treasury Note, (3 mo. U.S. Treasury Bill Yield + 0.139%), 0.26%, 4/30/21 (a)(b)	5,003
5,000,000	U.S. Treasury Note, 2.00%, 1/15/21 (b)	5,017
7,500,000	U.S. Treasury Note, 2.38%, 3/15/21 (b)	7,615
Total U.S. Treasury (Cost - $157,947)		157,947

Investment Company (2%)
6,540,120	Dreyfus Treasury Obligations Cash Management Fund (Cost - $6,540)	6,540

Repurchase Agreement (34%)
27,000,000	Bank of Montreal Tri Party, 0.02% 5/01/20 (c)	27,000
30,000,000	CIBC World Markets Tri Party, 0.04% 5/06/20 (d)	30,000
30,000,000	Citigroup Tri Party, 0.03% 5/07/20 (e)	30,000
30,000,000	Goldman Sachs Tri Party, 0.02% 5/05/20 (f)	30,000
Total Repurchase Agreement (Cost - $117,000)		117,000

Total Investments (Cost - $348,203) (101%)		348,203
Assets in excess of Other Liabilities (-1%)		(5,032)
Net Assets (100%)		$343,171

(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 04/30/2020 is collateralized by the following securities:

Bank of Montreal Tri Party
4,013	FMAC, maturity from Apr 38-Aug 44, yielding from 3.63%-4.64%	$—
26,374,851	FNMA, maturity from Dec 26-Apr 50, yielding from 2.50%-3.50%	27,540

		$27,540

(d) The repurchase agreement dated 04/29/2020 is collateralized by the following securities:

CIBC World Markets Tri Party
28,855,900	U.S. Treasury Securities, maturity from Jan 23-Feb 48, yielding from 0.13%-3.13%	$30,600

Semi-Annual Report    7

        Payden Cash Reserves Money Market Fund continued

(e)	The repurchase agreement dated 04/30/2020 is collateralized by the following securities:

Citigroup Tri Party
20,488,700	U.S. Treasury Securities, maturity from Nov 42-Feb 46, yielding from 0.63%-3.63%	$30,600

(f)	The repurchase agreement dated 04/28/2020 is collateralized by the following securities:

Goldman Sachs Tri Party
264,484,049	FMAC, maturity from May 20-Mar 50, yielding from 3.00%-10.00%	$20,348
427,093,874	FNMA, maturity from May 20-Jul 48, yielding from 2.50%-10.00%	9,825
29,859,115	GNMA, maturity from Sep 25-May 47, yielding from 2.50%-8.50%	427

		$30,600

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows:

Repurchase Agreements	Value (000’s)

Total gross amount of repurchase agreements presented on the Statements of Assets and Liabilities	$117,000
Non-cash Collateral	(57,000)

Net Amount	$60,000

See notes to financial statements.

8   Payden Mutual Funds

                Payden Limited Maturity Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Portfolio Composition - percent of investments

Corporate	40%
Asset Backed	29%
U.S. Treasury	13%
Mortgage Backed	11%
Other	7%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (29%)
4,199,439	AEP Texas Restoration Funding LLC, 2.06%, 2/01/27	$4,276
2,531,427	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%), 2.63%, 7/25/27 (a)(b)	2,491
1,348,737	Ally Auto Receivables Trust 2019-1, 2.85%, 3/15/22	1,354
12,354,000	Americredit Automobile Receivables Trust 2018-3, 3.38%, 7/18/23	12,542
6,670,000	AmeriCredit Automobile Receivables Trust 2020-1, 1.10%, 3/20/23	6,639
1,000,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.96%, 5/15/37 (a)(b)	935
2,345,207	Ascentium Equipment Receivables 2019-1 144A, 2.84%, 6/10/22 (b)	2,361
2,240,000	Bank of The West Auto Trust 2019-1 144A, 2.43%, 4/15/24 (b)	2,259
1,800,000	Bank of The West Auto Trust 2019-1 144A, 2.51%, 10/15/24 (b)	1,819
3,625,135	Barings BDC Static CLO Ltd. 2019-1 144A, (3 mo. LIBOR USD + 1.020%), 2.24%, 4/15/27 (a)(b)	3,555
4,302,130	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 1.94%, 1/20/28 (a)(b)	4,255
1,610,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.87%, 2/16/37 (a)(b)	1,490
1,987,077	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 2.07%, 7/18/27 (a)(b)	1,930
3,960,020	BMW Canada Auto Trust 144A, 1.96%, 9/20/22 CAD (b)(c)	2,850
1,812,385	BMW Canada Auto Trust 144A, 2.15%, 10/20/21 CAD (b)(c)	1,304
5,250,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.990%), 2.21%, 4/15/29 (a)(b)	5,133
3,760,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 9/15/35 (a)(b)	3,442
4,740,000	Canadian Pacer Auto Receivables Trust 2020-1 144A, 1.77%, 11/21/22 (b)	4,743
3,000,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.250%), 1.97%, 8/20/35 (a)(b)	2,685
1,410,890	CNH Capital Canada Receivables Trust 144A, 2.10%, 2/15/22 CAD (b)(c)	1,014
247,816	CNH Equipment Trust 2017-A, 2.07%, 5/16/22	249
261,058	CNH Equipment Trust 2018-B, 2.93%, 12/15/21	261
1,709,041	CNH Equipment Trust 2019-A, 2.96%, 5/16/22	1,718

Principal or Shares	Security Description	Value (000)

911,060	Commonbond Student Loan Trust 2017-A-GS 144A, (1 mo. LIBOR USD + 0.850%), 1.34%, 5/25/41 (a)(b)	$900
2,160,000	Dell Equipment Finance Trust 2020-1 144A, 1.98%, 5/21/21 (b)	2,161
2,073,804	Drive Auto Receivables Trust 2017-1, 3.84%, 3/15/23	2,098
1,920,000	Drive Auto Receivables Trust 2020-1, 1.99%, 12/15/22	1,923
296,349	Enterprise Fleet Financing 2017-2 LLC 144A, 1.97%, 1/20/23 (b)	296
5,675,896	Enterprise Fleet Financing 2018-2 LLC 144A, 3.14%, 2/20/24 (b)	5,697
376,074	Enterprise Fleet Financing 2019-2 LLC 144A, 2.27%, 8/20/20 (b)	376
2,200,000	Enterprise Fleet Financing 2020-1 LLC 144A, 1.78%, 12/22/25 (b)	2,210
2,982,758	Ford Auto Securitization Trust 144A, 2.10%, 9/15/21 CAD (b)(c)	2,144
207,283	Ford Auto Securitization Trust 144A, 2.20%, 3/15/21 CAD (b)(c)	149
1,820,000	Ford Credit Auto Lease Trust 2020-A, 1.80%, 7/15/22	1,828
1,944,685	Ford Credit Auto Owner Trust 2019-A, 2.78%, 2/15/22	1,956
1,237,007	Foursight Capital Automobile Receivables Trust 2020-1 144A, 1.81%, 2/16/21 (b)	1,237
1,890,000	Foursight Capital Automobile Receivables Trust 2020-1 144A, 1.97%, 9/15/23 (b)	1,886
3,180,822	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR USD + 0.790%), 2.48%, 11/15/26 (a)(b)	3,122
736,817	GM Financial Automobile Leasing Trust 2018-1, 2.61%, 1/20/21	738
2,086,134	GM Financial Automobile Leasing Trust 2018-3, 3.18%, 6/21/21	2,097
317,453	GMF Canada Leasing Trust 144A, 2.15%, 3/22/21 CAD (b)(c)	228
2,381,365	Great American Auto Leasing Inc. 2019-1 144A, 2.97%, 6/15/21 (b)	2,387
2,832,577	Great America Leasing Receivables Funding LLC Series 2020-1 144A, 1.69%, 2/15/21 (b)	2,831
4,230,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.180%), 1.99%, 9/15/37 (a)(b)	3,885
2,065,000	HPEFS Equipment Trust 2019-1 144A, 2.19%, 9/20/29 (b)	2,069

Semi-Annual Report    9

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

3,410,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.85%, 6/15/36 (a)(b)	$3,289
5,575,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 2.18%, 10/20/27 (a)(b)	5,502
2,240,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 2.09%, 4/19/30 (a)(b)	2,192
6,800,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.02%, 1/15/28 (a)(b)	6,649
4,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.96%, 6/15/28 (a)(b)	3,732
1,484,022	Mercedes-Benz Auto Lease Trust 2019-A, 3.01%, 2/16/21	1,485
4,350,000	Mercedes-Benz Auto Lease Trust 2020-A, 1.82%, 3/15/22	4,363
2,565,793	MMAF Equipment Finance LLC 2019-A 144A, 2.84%, 1/10/22 (b)	2,574
3,994,019	Navient Private Education Refi Loan Trust 2020-B 144A, 1.80%, 1/15/69 (b)	3,997
7,119,681	Navient Student Loan Trust 2019-7 144A, (1 mo. LIBOR USD + 0.500%), 0.99%, 1/25/68 (a)(b)	6,987
4,360,000	Nissan Auto Lease Trust 2019-B, 2.27%, 7/15/22	4,394
8,700,000	Nissan Auto Lease Trust 2020-A, 1.80%, 5/16/22	8,753
1,287,221	Nissan Auto Receivables 2019-A Owner Trust, 2.82%, 1/18/22	1,294
1,853,646	NP SPE II LLC 144A, 2.86%, 11/19/49 (b)	1,873
815,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 2.07%, 7/15/27 (a)(b)	802
4,990,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.48%, 2/20/28 (a)(b)	4,837
1,719,661	Prestige Auto Receivables Trust 2019-1 144A, 2.44%, 7/15/22 (b)	1,725
750,000	Santander Drive Auto Receivables Trust 2017-3, 3.20%, 11/15/23	747
8,400,000	Santander Drive Auto Receivables Trust 2019-2, 2.59%, 5/15/23	8,413
4,032,966	Santander Retail Auto Lease Trust 2019-B 144A, 2.29%, 4/20/22 (b)	4,036
959,612	Silver Arrow Canada LP 144A, 2.13%, 3/15/21 CAD (b)(c)	690
3,725,214	SMB Private Education Loan Trust 2020-A 144A, (1 mo. LIBOR USD + 0.300%), 1.11%, 3/15/27 (a)(b)	3,685
1,176,040	SoFi Consumer Loan Program 2020-1 Trust 144A, 2.02%, 1/25/29 (b)	1,147
1,198,387	SoFi Professional Loan Program 2019-C LLC 144A, 2.13%, 11/16/48 (b)	1,201
1,945,968	SoFi Professional Loan Program 2020-A Trust 144A, 2.06%, 5/15/46 (b)	1,944
3,370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 7/15/38 (a)(b)	3,175

Principal or Shares	Security Description	Value (000)

2,740,000	Synchrony Card Funding LLC, 2.34%, 6/15/25	$2,746
1,318,937	Towd Point Mortgage Trust 2017-5 144A, (1 mo. LIBOR USD + 0.600%), 1.09%, 2/25/57 (a)(b)	1,292
4,310,000	Trillium Credit Card Trust II 144A, (1 mo. LIBOR USD + 0.370%), 0.86%, 12/26/24 (a)(b)	4,136
4,040,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.20%, 9/15/34 (a)(b)	3,527
3,330,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 2.11%, 4/15/29 (a)(b)	3,242
432,033	Volkswagen Auto Loan Enhanced Trust 2018-1, 2.81%, 7/20/21	433
2,268,762	Volvo Financial Equipment LLC Series 2019-1 144A, 2.90%, 11/15/21 (b)	2,278
2,000,000	Volvo Financial Equipment LLC Series 2019-1 144A, 3.00%, 3/15/23 (b)	2,028
4,565,000	Westlake Automobile Receivables Trust 2017-2 144A, 3.28%, 12/15/22 (b)	4,616
840,000	Westlake Automobile Receivables Trust 2018-1 144A, 3.41%, 5/15/23 (b)	840
2,944,436	Westlake Automobile Receivables Trust 2019-1 144A, 3.06%, 5/16/22 (b)	2,955
6,484,686	Wheels SPV 2 LLC 144A, 2.30%, 5/22/28 (b)	6,478
811,437	World Omni Auto Receivables Trust 2019-A, 3.02%, 4/15/22	816
10,580,000	World Omni Auto Receivables Trust 2019-B, 2.59%, 7/15/24	10,810
4,740,000	World Omni Auto Receivables Trust 2020-A, 1.02%, 6/15/23	4,747
934,296	World Omni Automobile Lease Securitization Trust 2018-B, 2.96%, 6/15/21	936
Total Asset Backed (Cost - $256,235)		252,889

Commercial Paper (d) (4%)
5,000,000	Airbus Group Finance BV, 1.23%, 5/22/20	5,000
5,000,000	American Honda Finance Corp., 2.00%, 5/19/20	4,997
8,000,000	General Dynamics Corp., 1.81%, 7/21/20	7,977
4,000,000	Province of British Columbia, 0.20%, 5/06/20	4,000
5,375,000	Verizon Communications, 1.86%, 6/18/20	5,365
5,000,000	Walt Disney Co., 1.76%, 8/19/20	4,983
Total Commercial Paper (Cost - $32,294)		32,322

Corporate Bond (40%)
Financial (27%)
3,660,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.95%, 2/01/22	3,429
2,500,000	AIG Global Funding 144A, 1.90%, 10/06/21 (b)	2,520
870,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	886
475,000	Air Lease Corp., 3.88%, 4/01/21	463
3,000,000	Ameriprise Financial Inc., 3.00%, 3/22/22	3,100
3,750,000	ANZ New Zealand Int’l Ltd. 144A, 2.88%, 1/25/22 (b)	3,834
6,000,000	Asian Development Bank, 1.63%, 5/05/20	6,000
383,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 2.48%, 3/26/21 (a)	382
3,330,000	Australia & New Zealand Banking Group Ltd. 144A, (3 mo. LIBOR USD + 0.320%), 2.05%, 11/09/20 (a)(b)	3,325

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,930,000	AvalonBay Communities Inc., (3 mo. LIBOR USD + 0.430%), 1.65%, 1/15/21 (a)	$2,895
1,655,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	1,611
1,665,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	1,677
3,048,000	Bank of America Corp., (3 mo. LIBOR USD + 0.660%), 1.77%, 7/21/21 (a)	3,040
1,530,000	Bank of Montreal, (3 mo. LIBOR USD + 0.790%), 2.43%, 8/27/21 (a)	1,531
3,900,000	Barclays Bank PLC, (3 mo. LIBOR USD + 0.450%), 1.67%, 10/15/20 (a)	3,902
3,565,000	Barclays Bank PLC, (3 mo. LIBOR USD + 0.460%), 1.77%, 1/11/21 (a)	3,558
4,000,000	BBVA USA, 3.50%, 6/11/21	4,035
3,315,000	BNZ International Funding Ltd. 144A, 2.10%, 9/14/21 (b)	3,355
2,265,000	Canadian Imperial Bank of Commerce, (U.S. Secured Overnight Financing Rate + 0.800%), 0.84%, 3/17/23 (a)	2,185
2,065,000	Capital One Financial Corp., (3 mo. LIBOR USD + 0.950%), 1.95%, 3/09/22 (a)	2,030
5,000,000	Capital One Financial Corp., 3.05%, 3/09/22	5,081
1,965,000	CIT Group Inc., 5.00%, 8/15/22	1,948
2,240,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.867%), 2.31%, 11/04/22 (a)	2,261
4,300,000	Citigroup Inc., 2.90%, 12/08/21	4,389
3,760,000	Credit Agricole Corporate & Investment Bank SA, (3 mo. LIBOR USD + 0.625%), 2.06%, 10/03/21 (a)	3,720
5,005,000	Credit Suisse AG, (U.S. Secured Overnight Financing Rate + 0.450%), 0.49%, 2/04/22 (a)	4,868
2,765,000	Credit Suisse AG, 2.10%, 11/12/21	2,796
1,135,000	Credit Suisse AG, 2.80%, 4/08/22	1,162
750,000	Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	762
3,995,000	Crown Castle International Corp., 2.25%, 9/01/21	4,037
1,900,000	DBS Group Holdings Ltd. 144A, (3 mo. LIBOR USD + 0.490%), 1.49%, 6/08/20 (a)(b)	1,900
3,080,000	Deutsche Bank AG, (3 mo. LIBOR USD + 0.815%), 1.91%, 1/22/21 (a)	3,008
2,585,000	DNB Bank ASA 144A, (3 mo. LIBOR USD + 0.370%), 1.82%, 10/02/20 (a)(b)	2,587
1,591,000	European Investment Bank, 1.63%, 8/14/20	1,596
1,325,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.170%), 2.86%, 11/15/21 (a)	1,323
4,300,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	4,606
4,000,000	Huntington Bancshares Inc., 2.30%, 1/14/22	4,060
770,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	781
1,895,000	Industrial & Commercial Bank of China Ltd., (3 mo. LIBOR USD + 0.750%), 2.48%, 11/08/20 (a)	1,893

Principal or Shares	Security Description	Value (000)

2,050,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (b)	$1,983
3,710,000	Jackson National Life Global Funding 144A, (U.S. Secured Overnight Financing Rate + 0.600%), 0.63%, 1/06/23 (a)(b)	3,562
3,290,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 2.63%, 11/28/23 (a)(b)	3,226
955,000	Mitsubishi UFJ Financial Group Inc., (3 mo. LIBOR USD + 0.700%), 1.70%, 3/07/22 (a)	941
4,000,000	Mitsubishi UFJ Financial Group Inc., 3.54%, 7/26/21	4,102
6,700,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.940%), 2.55%, 2/28/22 (a)	6,642
5,000,000	Mizuho Securities USA LLC, (1 mo. LIBOR USD + 0.280%), 1.11%, 2/16/21 (a)	4,993
2,700,000	Moody’s Corp., 2.75%, 12/15/21	2,754
3,910,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 0.700%), 0.74%, 1/20/23 (a)	3,778
4,000,000	Morgan Stanley, 2.63%, 11/17/21	4,066
5,000,000	National Australia Bank Ltd. 144A, (3 mo. LIBOR USD + 0.410%), 1.18%, 12/13/22 (a)(b)	4,919
3,000,000	National Bank of Canada, 2.20%, 11/02/20	3,019
5,025,000	New York Life Global Funding 144A, (3 mo. LIBOR USD + 0.280%), 2.01%, 1/10/23 (a)(b)	4,915
1,700,000	PayPal Holdings Inc., 2.20%, 9/26/22	1,732
4,080,000	PNC Bank NA, (3 mo. LIBOR USD + 0.430%), 1.43%, 12/09/22 (a)	4,001
2,805,000	PNC Bank NA, (3 mo. LIBOR USD + 0.350%), 1.74%, 2/24/23 (a)	2,827
3,780,000	PNC Bank NA, (3 mo. LIBOR USD + 0.325%), 2.00%, 2/24/23 (a)	3,688
1,515,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (b)	1,539
3,145,000	Royal Bank of Scotland Group PLC,(3mo. LIBOR USD + 1.470%), 3.16%, 5/15/23 (a)	3,044
2,300,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,331
3,350,000	Santander UK PLC, (3 mo. LIBOR USD + 0.300%), 0.86%, 11/03/20 (a)	3,341
2,325,000	Santander UK PLC, 2.10%, 1/13/23	2,343
2,500,000	SL Green Operating Partnership LP,(3mo. LIBOR USD + 0.980%), 2.67%, 8/16/21 (a)	2,413
241,000	SLM Corp., 5.13%, 4/05/22	222
690,000	Starwood Property Trust Inc., 3.63%, 2/01/21	654
690,000	State Street Corp. 144A, (U.S. Secured Overnight Financing Rate + 2.690%), 2.83%, 3/30/23 (a)(b)	710
950,000	Sterling Bancorp, 3.50%, 6/08/20	949
4,060,000	Sumitomo Mitsui Banking Corp., (3 mo. LIBOR USD + 0.370%), 1.55%, 10/16/20 (a)	4,059
1,700,000	Svensk Exportkredit AB, 1.75%, 5/18/20	1,701
1,000,000	Svensk Exportkredit AB, 2.75%, 10/07/20	1,010
5,000,000	Swedbank Hypotek AB, 2.00%, 5/12/20 (e)	5,000
1,940,000	Synchrony Financial, 2.85%, 7/25/22	1,889
2,064,000	Synchrony Financial, 3.75%, 8/15/21	2,071
910,000	Synovus Bank, (U.S. Secured Overnight Financing Rate + 0.945%), 2.29%, 2/10/23 (a)	900

Semi-Annual Report    11

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

1,575,000	Truist Bank, (U.S. Secured Overnight Financing Rate + 0.730%), 0.90%, 3/09/23 (a)	$1,521
2,000,000	Truist Financial Corp., 3.05%, 6/20/22	2,068
2,725,000	UBS AG 144A, 1.75%, 4/21/22 (b)	2,737
2,110,000	UBS AG 144A, (3 mo. LIBOR USD + 0.480%), 2.06%, 12/01/20 (a)(b)	2,109
5,375,000	Wells Fargo & Co., (3 mo. LIBOR USD + 0.930%), 2.66%, 2/11/22 (a)	5,340
3,750,000	Wells Fargo Bank NA, (3 mo. LIBOR USD + 0.510%), 1.61%, 10/22/21 (a)	3,728
4,000,000	Wells Fargo Bank NA, 3.63%, 10/22/21	4,136
3,370,000	Westpac Banking Corp., (3 mo. LIBOR USD + 0.390%), 1.70%, 1/13/23 (a)	3,324
2,565,000	Westpac Banking Corp., 2.80%, 1/11/22	2,629
613,000	Zions Bancorp NA, 3.35%, 3/04/22	614

		230,066

Industrial (10%)
3,735,000	AbbVie Inc. 144A, 2.15%, 11/19/21 (b)	3,785
1,810,000	AbbVie Inc. 144A, (3 mo. LIBOR USD + 0.460%), 2.15%, 11/19/21 (a)(b)	1,796
1,000,000	AbbVie Inc., 2.30%, 5/14/21	1,011
1,065,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.670%), 1.43%, 7/30/21 (a)(b)	977
3,620,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.950%), 2.53%, 6/01/21 (a)(b)	3,355
3,080,000	BAT Capital Corp., (3 mo. LIBOR USD + 0.590%), 2.29%, 8/14/20 (a)	3,068
1,515,000	Becton Dickinson and Co., (3 mo. LIBOR USD + 0.875%), 2.25%, 12/29/20 (a)	1,504
970,000	Carrier Global Corp. 144A, 1.92%, 2/15/23 (b)	977
2,435,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 1.49%, 9/17/21 (a)	2,394
3,545,000	Conagra Brands Inc., (3 mo. LIBOR USD + 0.500%), 1.82%, 10/09/20 (a)	3,526
132,000	Dell International LLC/EMC Corp. 144A, 5.88%,6/15/21 (b)	132
2,430,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,330
3,745,000	Express Scripts Holding Co., (3 mo. LIBOR USD + 0.750%), 2.33%, 11/30/20 (a)	3,712
1,150,000	Fidelity National Information Services Inc., (3 mo. EURIBOR + 0.400%), 0.81%, 5/21/21 EUR (a)(c)(d)	1,250
1,445,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 0.790%), 1.57%, 6/12/20 (a)	1,441
890,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%), 2.64%, 3/28/22 (a)	787
1,460,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,323
5,000,000	Fox Corp., 3.67%, 1/25/22	5,185
1,235,000	General Motors Co., (3 mo. LIBOR USD + 0.800%), 2.54%, 8/07/20 (a)	1,226
1,700,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 0.540%), 2.28%, 11/06/20 (a)	1,671
2,014,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 2.68%, 6/30/22 (a)	1,829

Principal or Shares	Security Description	Value (000)

1,275,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 2.86%, 1/14/22 (a)	$1,188
1,860,000	Hewlett Packard Enterprise Co., (3 mo. LIBOR USD + 0.720%), 2.09%, 10/05/21 (a)	1,829
1,745,000	Lennar Corp., 2.95%, 11/29/20	1,751
840,000	Lennar Corp., 4.13%, 1/15/22	847
1,010,000	Marriott International Inc., (3 mo. LIBOR USD +0.650%), 1.65%, 3/08/21 (a)	980
1,470,000	Marriott International Inc., 2.13%, 10/03/22	1,388
3,500,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.520%), 1.26%, 3/15/21 (a)(b)	3,331
2,500,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.390%), 1.70%, 7/13/20 (a)(b)	2,477
1,985,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.390%), 1.76%, 9/28/20 (a)(b)	1,942
4,025,000	Otis Worldwide Corp. 144A, (3 mo. LIBOR USD + 0.450%), 2.09%, 4/05/23 (a)(b)	3,919
3,400,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.38%, 2/01/22 (b)	3,455
1,270,000	Ryder System Inc., 2.80%, 3/01/22	1,262
1,039,000	Ryder System Inc., 2.88%, 6/01/22	1,038
960,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	945
3,500,000	Spirit Aero Systems Inc., (3 mo. LIBOR USD + 0.800%), 1.54%, 6/15/21 (a)	3,292
307,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	309
1,700,000	Takeda Pharmaceutical Co. Ltd. 144A, (3 mo. EURIBOR + 0.550%), 0.15%, 11/21/20 EUR (a)(b)(c)	1,862
465,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	469
535,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.550%), 2.13%, 6/02/20 (a)	535
2,200,000	Tyson Foods Inc., (3 mo. LIBOR USD + 0.450%), 2.15%, 8/21/20 (a)	2,198
1,598,000	Viterra Inc. 144A, 5.95%, 8/01/20 (b)	1,610
995,000	Volkswagen Group of America Finance LLC 144A, 2.50%, 9/24/21 (b)	993
2,065,000	Volkswagen Group of America Finance LLC 144A, 3.88, 11/13/20 (b)	2,068
1,400,000	Volkswagen Leasing GmbH, 0.75%, 8/11/20 EUR (c)(e)	1,532
1,283,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.600%), 1.34%, 6/15/20 (a)	1,281
3,500,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.650%), 2.23%, 3/01/21 (a)	3,447

		89,227

Utility (3%)
2,010,000	AES Corp., 4.00%, 3/15/21	2,021
4,044,000	CenterPoint Energy Inc., 3.60%, 11/01/21	4,166
675,000	Dominion Energy Inc., 2.58%, 7/01/20	675
2,000,000	Dominion Energy Inc., 2.72%, 8/15/21	2,019
980,000	DTE Energy Co., 2.60%, 6/15/22	994
3,000,000	Evergy Inc., 4.85%, 6/01/21	3,079
1,325,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 2.50%, 1/15/23 (a)	1,210

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,465,000	MPLX LP, (3 mo. LIBOR USD + 0.900%), 1.90%, 9/09/21 (a)	$1,379
884,000	Occidental Petroleum Corp., 2.60%, 8/13/21	831
790,000	Occidental Petroleum Corp., 2.70%, 8/15/22	691
1,335,000	Ovintiv Inc., 3.90%, 11/15/21	1,213
1,035,000	Phillips 66, (3 mo. LIBOR USD+0.600%), 2.25%, 2/26/21 (a)	1,015
910,000	QEP Resources Inc., 6.88%, 3/01/21	443
3,990,000	Sempra Energy, (3 mo. LIBOR USD + 0.450%), 1.19%, 3/15/21 (a)	3,927
1,400,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%), 1.72%, 1/15/21 (a)	1,386
1,737,000	Sunoco Logistics Partners Operations LP, 4.40%, 4/01/21	1,733

		26,782

Total Corporate Bond (Cost - $350,534)		346,075

Foreign Government (1%)
1,070,000	BNG Bank NV 144A, 2.13%, 12/14/20 (b)	1,081
8,100,000	Instituto de Credito Oficial 144A, (3 mo. LIBOR USD + 0.150%), 0.89%, 12/15/21 (a)(b)	8,096
371,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	361
3,000,000	SNCF Reseau, 2.00%, 10/13/20 (e)	3,017

Total Foreign Government (Cost - $12,587)		12,555

Mortgage Backed (11%)
1,803,135	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 0.980%), 1.77%, 11/14/35 (a)(b)	1,685
2,885,310	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.73%, 10/15/36 (a)(b)	2,832
1,010,000	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 12/15/36 (a)(b)	960
1,858,219	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 0.870%), 1.62%, 6/15/35 (a)(b)	1,812
5,850,000	BXMT 2020-FL2 Ltd. 144A, (1 mo. LIBOR USD + 0.900%), 1.65%, 2/16/37 (a)(b)	5,520
2,500,000	BXMT 2020-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.90%, 2/16/37 (a)(b)	2,173
5,376,798	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.86%, 6/15/34 (a)(b)	4,372
1,161,939	COMM 2014-CCRE15 Mortgage Trust, 2.93%, 2/10/47	1,164
2,920,000	COMM 2019-WCM Mortgage Trust 144A, (1 mo. LIBOR USD + 0.900%), 1.71%, 10/15/36 (a)(b)	2,675
4,170,439	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39 (a)(b)	3,510
1,015,025	Connecticut Avenue Securities Trust 2019-R04 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 6/25/39 (a)(b)	1,014

Principal or Shares	Security Description	Value (000)

1,496,475	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 0.800%), 1.29%, 1/25/40 (a)(b)	$1,472
1,824,965	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 1/25/40 (a)(b)	1,795
3,550,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 2.04%, 5/15/36 (a)(b)	3,435
804,199	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 1.44%, 10/25/29 (a)	802
151,834	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 9/25/49 (a)(b)	152
1,149,285	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 0.700%), 1.19%, 1/25/50 (a)(b)	1,114
2,010,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 2/25/50 (a)(b)	1,925
840,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 2/25/50 (a)(b)	637
6,059,429	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 1/25/50 (a)(b)	5,868
2,640,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.39%, 1/25/50 (a)(b)	1,761
6,970,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 1.100%), 1.59%, 3/25/50 (a)(b)	6,704
552,987	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 0.900%), 1.39%, 1/25/49 (a)(b)	553
1,870,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%), 2.44%, 10/25/49 (a)(b)	1,613
2,838,429	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 1.44%, 11/25/48 (a)(b)	2,781
6,500,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.89%, 2/25/49 (a)(b)	5,769
199,388	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.450%), 0.94%, 7/25/30 (a)	199
1,068,513	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%), 1.24%, 3/25/30 (a)	1,062
354,457	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.15%, 8/25/48 (b)(f)	354
806,462	Gosforth Funding 2017-1 PLC 144A, (3 mo. LIBOR USD + 0.470%), 1.52%, 12/19/59 (a)(b)	805
250,393	HarborView Mortgage Loan Trust 2004-10, 3.87%, 1/19/35 (f)	237

Semi-Annual Report    13

          Payden Limited Maturity Fund continued

Principal or Shares	Security Description	Value (000)

2,950,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 1.97%, 7/15/36 (a)(b)	$2,754
634,827	JP Morgan Mortgage Trust 2018-8 144A, 4.00%, 1/25/49 (b)(f)	636
1,125,600	Lanark Master Issuer PLC 144A, (3 mo. LIBOR USD + 0.420%), 2.10%, 12/22/69 (a)(b)	1,104
707,617	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 2.19%, 10/15/49 (a)(b)	605
2,576,976	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%), 1.99%, 6/25/57 (a)(b)	2,527
2,340,000	Permanent Master Issuer PLC 144A, (3 mo. LIBOR USD + 0.380%), 1.60%, 7/15/58 (a)(b)	2,333
1,700,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 2.21%, 4/14/36 (a)(b)	1,582
2,840,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.050%), 1.84%, 4/14/37 (a)(b)	2,681
1,780,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.24%, 4/14/37 (a)(b)	1,547
1,657,887	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 1.55%, 8/20/56 GBP (a)(b)(c)	2,073
1,749,194	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 9/25/48 (a)(b)	1,742
2,962,704	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.14%, 4/25/43 (a)(b)	2,801
6,238,600	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.74%, 2/25/47 (a)(b)	5,978
5,200,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.89%, 2/25/47 (a)(b)	3,907
118,896	Structured Adjustable Rate Mortgage Loan Trust, 3.97%, 9/25/34 (f)	110
1,670	Structured Asset Mortgage Investments Trust 2003-CL1, 2.65%, 7/25/32 (f)	1

Total Mortgage Backed (Cost - $107,696)		99,136

Municipal (0%)
1,375,000	State of California, 1.11%, 4/01/47 (f)	1,379

Principal or Shares	Security Description	Value (000)

Total Municipal (Cost - $1,379)		$1,379

NCUA Guaranteed (0%)
139,629	NCUA Guaranteed Notes Trust 2010-R1, 1A, (1 mo. LIBOR USD + 0.450%), 1.43%, 10/07/20 (a)	139
894,343	NCUA Guaranteed Notes Trust 2010-R3, (1 mo. LIBOR USD + 0.560%), 1.54%, 12/08/20 (a)	893

Total NCUA Guaranteed (Cost - $1,034)		1,032

U.S. Treasury (13%)
15,000,000	U.S. Treasury Bill, 0.11%, 6/23/20 (d)	14,998
30,000,000	U.S. Treasury Note, 1.13%, 2/28/21	30,246
10,000,000	U.S. Treasury Note, 1.38%, 1/31/22	10,206
30,000,000	U.S. Treasury Note, 1.75%, 7/31/21	30,596
10,000,000	U.S. Treasury Note, 2.13%, 5/31/21	10,214
7,000,000	U.S. Treasury Note, 2.50%, 12/31/20	7,111
8,000,000	U.S. Treasury Note, 3.63%, 2/15/21	8,222

Total U.S. Treasury (Cost - $110,292)		111,593

Investment Company (2%)
16,997,390	Payden Cash Reserves Money Market Fund * (Cost - $16,997)	16,997

Total Investments (Cost - $889,048) (100%)		873,978
Other Assets, net of Liabilities (0%)		2,841

Net Assets (100%)		$876,819

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Yield to maturity at time of purchase.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Open Forward Currency Contracts to USD

Currency Purchased (000s)		Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
CAD	31,284	USD 22,039	HSBC Bank USA, N.A.	06/23/2020	$439
USD	4,828	EUR 4,265	Citibank, N.A.	06/23/2020	149
USD	31,381	CAD 43,174	HSBC Bank USA, N.A.	06/23/2020	360
USD	2,215	GBP 1,723	HSBC Bank USA, N.A.	06/23/2020	45
Net Unrealized Appreciation					$993

See notes to financial statements.

14   Payden Mutual Funds

              Payden Low Duration Fund

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Portfolio Composition - percent of investments

Corporate	39%
U.S. Treasury	26%
Asset Backed	23%
Mortgage Backed	9%
Other	3%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (23%)
4,746,425	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%), 2.63%, 7/25/27 (a)(b)	$4,671
844,698	Ally Auto Receivables Trust 2017-4, 1.75%, 12/15/21	846
7,910,000	Ally Auto Receivables Trust 2019-1, 2.91%, 9/15/23	8,081
3,565,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 2.72%, 7/15/27 (a)(b)	3,427
196,796	AmeriCredit Automobile Receivables Trust 2016-2, 2.87%, 11/08/21	197
5,800,000	AmeriCredit Automobile Receivables Trust 2020-1, 1.11%, 8/19/24	5,723
9,605,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 0.930%), 2.07%, 7/18/27 (a)(b)	9,448
4,370,000	Ascentium Equipment Receivables 2018-2 Trust 144A, 3.51%, 4/10/24 (b)	4,423
1,891,046	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 1.94%, 1/20/28 (a)(b)	1,870
3,220,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.87%, 2/16/37 (a)(b)	2,980
9,045,072	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 2.37%, 1/20/29 (a)(b)	8,812
1,790,000	BMW Vehicle Lease Trust 2018-1, 3.26%, 7/20/21	1,805
1,830,000	BMW Vehicle Lease Trust 2018-1, 3.36%, 3/21/22	1,852
10,840,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.990%), 2.21%, 4/15/29 (a)(b)	10,598
5,020,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 9/15/35 (a)(b)	4,595
65,871	Capital Auto Receivables Asset Trust 2017-1 144A, 2.02%, 8/20/21 (b)	66
5,670,000	Capital One Multi-Asset Execution Trust, 2.84%, 12/15/24	5,866
5,150,000	CarMax Auto Owner Trust 2018-4, 3.36%, 9/15/23	5,285
8,500,000	CarMax Auto Owner Trust 2019-1, 3.05%, 3/15/24	8,702
8,470,000	CarMax Auto Owner Trust 2019-3, 2.18%, 8/15/24	8,597
3,740,000	CarMax Auto Owner Trust 2020-1, 1.89%, 12/16/24	3,785
1,494,122	CARS-DB4 LP 144A, 2.69%, 2/15/50 (b)	1,447
5,880,000	CIFC Funding 2015-II Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 2.23%, 4/15/30 (a)(b)	5,702

Principal or Shares	Security Description	Value (000)

5,970,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.250%), 1.97%, 8/20/35 (a)(b)	$5,343
6,180,000	CNH Equipment Trust 2019-A, 3.01%, 4/15/24	6,326
3,740,000	Dell Equipment Finance Trust 2018-2 144A, 3.37%, 10/22/23 (b)	3,775
14,817	Drive Auto Receivables Trust 2018-4, 3.36%, 10/17/22	15
1,305,000	Drive Auto Receivables Trust 2019-4, 2.51%, 11/17/25	1,302
4,890,000	Drive Auto Receivables Trust 2020-1, 2.08%, 7/15/24	4,843
3,620,000	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	3,475
657,771	Enterprise Fleet Financing 2017-3 LLC 144A, 2.13%, 5/22/23 (b)	657
4,250,000	Enterprise Fleet Financing 2019-2 LLC 144A, 2.29%, 2/20/25 (b)	4,255
4,340,000	Ford Credit Auto Lease Trust 2020-A, 2.05%, 6/15/23	4,255
9,790,000	Ford Credit Auto Owner Trust 2019-A, 2.78%, 9/15/23	10,022
981,851	GM Financial Automobile Leasing Trust 2018-2, 3.06%, 6/21/21	984
6,890,000	GM Financial Consumer Automobile Receivables Trust 2018-4, 3.21%, 10/16/23	7,037
1,660,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	1,634
1,290,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	1,233
6,700,000	Great American Auto Leasing Inc. 2019-1 144A, 3.05%, 9/15/22 (b)	6,758
3,800,000	Great America Leasing Receivables Funding LLC Series 2020-1 144A, 1.76%, 8/15/23 (b)	3,723
7,810,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.180%), 1.99%, 9/15/37 (a)(b)	7,174
2,720,000	Hyundai Auto Lease Securitization Trust 2020-A 144A, 2.00%, 12/15/23 (b)	2,715
1,810,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	1,820
5,050,000	Hyundai Auto Receivables Trust 2019-A, 2.66%, 6/15/23	5,156
3,827,689	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 1.45%, 3/17/37 (a)(b)	3,695

Semi-Annual Report    15

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

7,235,000	John Deere Owner Trust 2019-A, 2.91%, 7/17/23	$7,385
4,550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.85%, 6/15/36 (a)(b)	4,389
3,930,000	Kubota Credit Owner Trust 2020-1 144A, 1.96%, 3/15/24 (b)	3,930
194,600	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	190
4,675,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 2.18%, 10/20/27 (a)(b)	4,614
1,117,562	MVW Owner Trust 2017-1 144A, 2.42%, 12/20/34 (b)	1,076
3,095,000	Nissan Auto Lease Trust 2020-A, 1.88%, 4/15/25	3,129
8,655,000	Nissan Auto Receivables 2019-A Owner Trust, 2.90%, 10/16/23	8,870
7,189,009	NP SPE II LLC 144A, 2.86%, 11/19/49 (b)	7,263
1,582,681	OZLM XIII Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 1.84%, 7/30/27 (a)(b)	1,552
10,630,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.48%, 2/20/28 (a)(b)	10,304
6,140,000	PFS Financing Corp. 144A, 2.89%, 2/15/23 (b)	6,143
1,965,040	Prestige Auto Receivables Trust 2018-1 144A, 3.29%, 9/15/22 (b)	1,970
4,730,000	Santander Retail Auto Lease Trust 2019-B 144A, 2.30%, 1/20/23 (b)	4,766
5,880,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 7/15/38 (a)(b)	5,540
2,389,750	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	2,451
8,880,000	Toyota Auto Receivables 2019-A Owner Trust, 2.91%, 7/17/23	9,099
1,000,000	Trillium Credit Card Trust II 144A, 2.33%, 12/26/24 (b)	964
7,960,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.20%, 9/15/34 (a)(b)	6,949
7,500,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.180%), 2.32%, 10/20/28 (a)(b)	7,221
9,960,000	Verizon Owner Trust 2019-A, 2.93%, 9/20/23	10,191
3,370,000	Volkswagen Auto Lease Trust 2019-A, 1.99%, 11/21/22	3,366
3,710,000	Volkswagen Auto Loan Enhanced Trust 2018-1, 3.02%, 11/21/22	3,766
7,130,000	Volvo Financial Equipment LLC Series 2019-1 144A, 3.00%, 3/15/23 (b)	7,228
1,323,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	1,324
3,700,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	3,474
2,316,600	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	2,362
Total Asset Backed (Cost - $327,765)		324,491
Commercial Paper(c) (0%)
1,550,000	Toronto-Dominion Bank, 0.03%, 5/01/20 (Cost - $1,550)	1,550

Principal or Shares	Security Description	Value (000)

Corporate Bond (39%)
Financial (25%)
4,089,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	$4,162
1,835,000	Air Lease Corp., 2.25%, 1/15/23	1,706
1,200,000	Air Lease Corp., 2.75%, 1/15/23	1,102
1,890,000	Ally Financial Inc., 3.88%, 5/21/24	1,867
5,816,000	American Express Co., 2.75%, 5/20/22	5,963
4,010,000	American Honda Finance Corp., 2.05%, 1/10/23	4,005
3,965,000	ANZ New Zealand Int’l Ltd. 144A, 1.90%, 2/13/23 (b)	3,998
4,095,000	Aon Corp., 2.20%, 11/15/22	4,176
2,625,000	Ares Capital Corp., 3.63%, 1/19/22	2,586
377,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 2.48%, 3/26/21 (a)	376
3,000,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	2,920
2,475,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	2,493
3,450,000	Banco Santander Chile 144A, 2.50%, 12/15/20 (b)	3,485
2,760,000	Bank of America Corp., (3 mo. LIBOR USD + 0.630%), 2.33%, 10/01/21 (a)	2,764
4,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.930%), 2.82%, 7/21/23 (a)	4,730
2,500,000	Bank of America Corp., (3 mo. LIBOR USD +0.630%), 3.50%, 5/17/22 (a)	2,552
5,445,000	Bank of Montreal, 2.90%, 3/26/22	5,609
2,751,000	Bank of Nova Scotia, 2.00%, 11/15/22	2,791
3,115,000	Bank of Nova Scotia, 2.38%, 1/18/23	3,207
3,265,000	Banque Federative du Credit Mutuel SA 144A, 2.13%, 11/21/22 (b)	3,296
2,000,000	Banque Federative du Credit Mutuel SA 144A, 2.70%, 7/20/22 (b)	2,055
2,495,000	Barclays PLC, 3.25%, 1/12/21	2,515
7,000,000	BBVA USA, 2.88%, 6/29/22	7,043
5,570,000	BMW Finance NV 144A, 2.25%, 8/12/22 (b)	5,558
3,800,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	3,868
4,250,000	BNZ International Funding Ltd. 144A, 3.38%, 3/01/23 (b)	4,430
5,760,000	Capital One Bank USA NA, (U.S. Secured Overnight Financing Rate + 0.616%), 2.01%, 1/27/23 (a)	5,704
3,825,000	Capital One NA, 2.15%, 9/06/22	3,816
2,030,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	1,796
3,300,000	CIT Group Inc., 5.00%, 8/15/22	3,271
7,200,000	Citibank NA, (3 mo. LIBOR USD + 0.530%), 3.17%, 2/19/22 (a)	7,293
3,000,000	Citigroup Inc., 2.35%, 8/02/21	3,030
1,020,000	Citizens Bank NA, 2.20%, 5/26/20	1,020
2,100,000	Citizens Bank NA, 3.25%, 2/14/22	2,148
2,005,000	Comerica Bank, 2.50%, 7/23/24	2,041
5,375,000	Credit Suisse AG, 2.10%, 11/12/21	5,436
1,890,000	Credit Suisse AG, 2.80%, 4/08/22	1,935
4,750,000	Credit Suisse Group AG 144A, 3.57%, 1/09/23 (b)	4,865
2,840,000	DBS Group Holdings Ltd. 144A, 2.85%, 4/16/22 (b)	2,900
4,775,000	Deutsche Bank AG, 3.15%, 1/22/21	4,770
1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	1,491

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,420,000	Equinix Inc., 2.63%, 11/18/24	$4,567
4,505,000	Federation des Caisses Desjardins du Quebec 144A, 2.25%, 10/30/20 (b)	4,536
1,935,000	First Republic Bank, (U.S. Secured Overnight Financing Rate + 0.620%), 1.91%, 2/12/24 (a)	1,942
4,500,000	FS KKR Capital Corp., 4.75%, 5/15/22	4,298
3,980,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	3,262
1,198,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.821%), 2.88%, 10/31/22 (a)	1,218
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,493
1,645,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,753
2,050,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	1,935
1,320,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	1,339
3,710,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (b)	3,754
3,100,000	International Lease Finance Corp., 4.63%, 4/15/21	3,048
3,260,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	3,257
655,000	iStar Inc., 4.75%, 10/01/24	550
3,935,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (b)	3,806
5,150,000	Jackson National Life Global Funding 144A, 3.30%, 2/01/22 (b)	5,304
3,825,000	JP Morgan Chase & Co., (3 mo. LIBOR USD +0.680%), 2.26%,6/01/21 (a)	3,825
3,615,000	JP Morgan Chase & Co., (3 mo. LIBOR USD + 0.695%), 3.21%, 4/01/23 (a)	3,732
2,215,000	KeyBank NA, 3.30%, 2/01/22	2,287
3,870,000	Macquarie Bank Ltd. 144A, 2.10%, 10/17/22 (b)	3,911
5,005,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 2.63%, 11/28/23 (a)(b)	4,908
2,940,000	Metropolitan Life Global Funding I 144A, 2.40%, 1/08/21 (b)	2,969
7,085,000	Mitsubishi UFJ Financial Group Inc., 2.62%, 7/18/22	7,236
7,232,000	Mitsubishi UFJ Financial Group Inc., 3.22%, 3/07/22	7,432
2,595,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.840%), 2.72%, 7/16/23 (a)	2,643
4,800,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	4,910
1,186,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%), 2.32%, 1/20/22 (a)	1,183
3,435,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (a)	3,540
3,695,000	National Australia Bank Ltd., 1.88%, 12/13/22	3,752
7,685,000	National Bank of Canada, 2.10%, 2/01/23	7,796
2,125,000	National Bank of Canada 144A, 2.15%, 10/07/22 (b)	2,156
3,500,000	National Securities Clearing Corp. 144A, 1.20%, 4/23/23 (b)	3,503
4,455,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	4,603
1,830,000	Park Aerospace Holdings Ltd. 144A, 5.25%, 8/15/22 (b)	1,690

Principal or Shares	Security Description	Value (000)

3,225,000	PayPal Holdings Inc., 2.20%, 9/26/22	$3,286
1,995,000	Reliance Standard Life Global Funding II 144A, 2.15%, 1/21/23 (b)	1,998
2,150,000	Reliance Standard Life Global Funding II 144A, 2.38%, 5/04/20 (b)	2,150
2,600,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (b)	2,641
5,420,000	Royal Bank of Scotland Group PLC, (3mo. LIBOR USD + 1.470%), 3.16%, 5/15/23 (a)	5,247
2,050,000	Santander Holdings USA Inc., 3.70%, 3/28/22	2,077
1,595,000	Santander Holdings USA Inc., 4.45%, 12/03/21	1,643
5,650,000	Santander UK PLC, 2.10%, 1/13/23	5,695
1,195,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (b)	885
1,136,000	SLM Corp., 5.13%, 4/05/22 (d)	1,048
1,045,000	Starwood Property Trust Inc., 3.63%, 2/01/21	990
1,130,000	State Street Corp. 144A, (U.S. Secured Overnight Financing Rate + 2.690%), 2.83%, 3/30/23 (a)(b)	1,162
1,455,000	Sterling Bancorp, 3.50%, 6/08/20	1,453
7,000,000	Sumitomo Mitsui Financial Group Inc., 2.44%, 10/19/21	7,102
2,245,000	Suncorp-Metway Ltd. 144A, 2.38%, 11/09/20 (b)	2,255
887,000	Synchrony Bank, 3.00%, 6/15/22	871
1,360,000	Synchrony Financial, 2.85%, 7/25/22	1,324
1,285,000	Synchrony Financial, 3.75%, 8/15/21	1,290
1,505,000	Synovus Bank, (U.S. Secured Overnight Financing Rate + 0.945%), 2.29%, 2/10/23 (a)	1,488
7,365,000	Truist Bank, 2.80%, 5/17/22	7,601
5,220,000	Truist Financial Corp., 2.20%, 3/16/23	5,345
4,655,000	UBS AG 144A, 1.75%, 4/21/22 (b)	4,676
2,500,000	UBS Group AG 144A, (3 mo. LIBOR USD + 0.954%), 2.86%, 8/15/23 (a)(b)	2,553
1,000,000	UniCredit SpA 144A, 6.57%, 1/14/22 (b)	1,032
4,000,000	Ventas Realty LP, 2.65%, 1/15/25	3,811
5,135,000	Wells Fargo & Co., 2.10%, 7/26/21	5,183
7,625,000	Wells Fargo Bank NA, (3 mo. LIBOR USD +0.650%), 2.08%, 9/09/22 (a)	7,695
5,155,000	Wells Fargo Bank NA, 3.63%, 10/22/21	5,330
2,905,000	Zions Bancorp NA, 3.35%, 3/04/22	2,912
		353,654
Industrial (9%)
335,000	3M Co., 2.65%, 4/15/25	357
7,385,000	AbbVie Inc. 144A, 2.15%, 11/19/21 (b)	7,484
5,000,000	AbbVie Inc. 144A, 2.30%, 11/21/22 (b)	5,130
2,495,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (b)	2,509
3,500,000	Anthem Inc., 3.70%, 8/15/21	3,590
3,500,000	AT&T Inc., 3.00%, 2/15/22	3,603
2,420,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (b)	1,980
2,000,000	Aviation Capital Group LLC 144A, 4.38%, 1/30/24 (b)	1,586
1,680,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	1,540

Semi-Annual Report    17

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)
4,125,000	Bristol-Myers Squibb Co. 144A, 2.60%, 5/16/22 (b)	$4,266
1,530,000	Carrier Global Corp. 144A, 1.92%, 2/15/23 (b)	1,541
705,000	Centene Corp., 4.75%, 5/15/22	715
1,750,000	Centene Corp. 144A, 4.75%, 1/15/25 (b)	1,813
1,825,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 1.49%, 9/17/21 (a)	1,795
3,595,000	Cigna Corp., 3.20%, 9/17/20	3,619
2,830,000	CK Hutchison International 17 II Ltd. 144A, 2.25%, 9/29/20 (b)	2,832
450,000	Conagra Brands Inc., (3 mo. LIBOR USD + 0.750%), 1.85%, 10/22/20 (a)	449
1,265,000	Conagra Brands Inc., 3.80%, 10/22/21	1,306
635,000	Daimler Finance North America LLC 144A, 2.20%, 5/05/20 (b)	635
3,450,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	3,507
264,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (b)	265
2,999,000	Delta Air Lines Inc., 2.60%, 12/04/20	2,875
3,390,000	DuPont de Nemours Inc., 2.17%, 5/01/23	3,416
875,000	Elanco Animal Health Inc., 4.66%, 8/27/21	899
2,800,000	Express Scripts Holding Co., 2.60%, 11/30/20	2,816
1,100,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%), 2.64%, 3/28/22 (a)	972
2,825,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	2,559
1,270,000	Fox Corp., 3.67%, 1/25/22	1,317
3,285,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.310%), 2.68%, 6/30/22 (a)	2,983
3,465,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 2.86%, 1/14/22 (a)	3,230
2,430,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	2,454
2,035,000	John Deere Capital Corp., 1.20%, 4/06/23	2,055
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,340
2,280,000	Marriott International Inc., 2.13%, 10/03/22	2,153
675,000	McDonald’s Corp., 3.30%, 7/01/25	736
1,035,000	Mondelez International Inc., 2.13%, 4/13/23	1,054
460,000	NIKE Inc., 2.40%, 3/27/25	485
3,608,000	Nissan Motor Acceptance Corp. 144A, 2.15%, 9/28/20 (b)	3,545
1,705,000	Oracle Corp., 2.50%, 4/01/25	1,797
3,155,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (b)	3,173
2,900,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.20%, 7/15/20 (b)	2,901
1,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.65%, 7/29/21 (b)	1,469
4,370,000	PepsiCo Inc., 0.75%, 5/01/23	4,365
1,066,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	970
1,657,000	Ryder System Inc., 2.88%, 6/01/22	1,656
1,550,000	Sirius XM Radio Inc. 144A, 3.88%, 8/01/22 (b)	1,569
1,050,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	1,046
1,595,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (b)	1,573
1,415,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	1,393

Principal or Shares	Security Description	Value (000)
1,130,000	Spirit Aero Systems Inc., (3 mo. LIBOR USD + 0.800%), 1.54%, 6/15/21 (a)	$1,063
1,747,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	1,757
575,000	Target Corp., 2.25%, 4/15/25	606
930,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	910
1,100,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	1,100
800,000	Teva Pharmaceutical Finance Netherlands III BV 144A, 7.13%, 1/31/25 (b)	833
855,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	863
1,885,000	Volkswagen Group of America Finance LLC 144A, 2.50%, 9/24/21 (b)	1,881
1,560,000	Volkswagen Group of America Finance LLC 144A, 2.70%, 9/26/22 (b)	1,568
2,750,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (b)	2,755
2,000,000	Vulcan Materials Co., (3 mo. LIBOR USD + 0.600%), 1.34%, 6/15/20 (a)	1,997
		123,656
Utility (5%)
3,030,000	AES Corp., 4.00%, 3/15/21	3,047
3,025,000	CenterPoint Energy Inc., 2.50%, 9/01/22	3,112
1,135,000	CenterPoint Energy Inc., 3.60%, 11/01/21	1,169
1,335,000	Dominion Energy Inc. 144A, 2.45%, 1/15/23 (b)	1,372
911,000	Dominion Energy Inc., 2.58%, 7/01/20	911
2,135,000	Dominion Energy Inc., 2.72%, 8/15/21	2,155
4,795,000	DTE Energy Co., 2.25%, 11/01/22	4,882
1,595,000	DTE Energy Co., 2.60%, 6/15/22	1,617
7,700,000	Enel Finance International NV 144A, 2.88%, 5/25/22 (b)	7,750
7,110,000	Exxon Mobil Corp., 1.57%, 4/15/23	7,206
2,255,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 2.50%, 1/15/23 (a)	2,060
3,280,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	3,150
4,500,000	NextEra Energy Capital Holdings Inc., 2.90%, 4/01/22	4,652
2,930,000	NextEra Energy Capital Holdings Inc., 3.34%, 9/01/20	2,949
1,815,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (b)	1,857
1,467,000	Occidental Petroleum Corp., 2.60%, 8/13/21	1,379
1,310,000	Occidental Petroleum Corp., 2.70%, 8/15/22 (d)	1,146
6,105,000	ONEOK Inc., 4.25%, 2/01/22	6,135
4,685,000	PNM Resources Inc., 3.25%, 3/09/21	4,720
1,303,000	QEP Resources Inc., 6.88%, 3/01/21	635
4,360,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	4,361
1,228,571	Southern California Edison Co., 1.85%, 2/01/22	1,225
3,114,000	Southern Co., 2.35%, 7/01/21	3,153
810,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	792

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,685,000	WEC Energy Group Inc., 3.10%, 3/08/22	$2,770
		74,205
Total Corporate Bond (Cost - $552,588)		551,515
Foreign Government (1%)
1,960,000	Abu Dhabi Government International Bond 144A, 2.50%, 10/11/22 (b)	2,004
2,120,000	Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	2,136
3,130,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	3,156
646,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	629
Total Foreign Government (Cost - $7,972)		7,925
Mortgage Backed (9%)
3,274,775	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 2.19%, 11/14/35 (a)(b)	2,841
76,708,535	BANK 2018-BNK14, 0.67%, 9/15/60 (e)	2,389
129,973,831	Benchmark 2018-B6 Mortgage Trust, 0.59%, 10/10/51 (e)	3,242
2,866,202	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.73%, 10/15/36 (a)(b)	2,813
2,885,310	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 10/15/36 (a)(b)	2,822
1,630,000	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 12/15/36 (a)(b)	1,550
22,516,052	Cantor Commercial Real Estate Lending 2019-CF1, 1.30%, 5/15/52 (e)	1,662
9,031,030	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.86%, 6/15/34 (a)(b)	7,344
44,935,197	Citigroup Commercial Mortgage Trust 2018-C6, 0.95%, 11/10/51 (e)	2,377
5,740,000	COMM 2019-WCM Mortgage Trust 144A, (1 mo. LIBOR USD + 0.900%), 1.71%, 10/15/36 (a)(b)	5,259
8,086,065	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39 (a)(b)	6,805
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.74%, 11/25/39 (a)(b)	3,160
4,000,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 10/25/39 (a)(b)	3,517
1,390,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 1/25/40 (a)(b)	1,074
900,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 4.14%, 2/25/40 (a)(b)	638

Principal or Shares	Security Description	Value (000)

2,860,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 1.230%), 2.04%, 5/15/36 (a)(b)	$2,768
2,238,365	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 2.69%, 8/25/30 (a)	1,984
6,050,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%), 2.74%, 7/25/30 (a)	5,352
1,382,897	Flagstar Mortgage Trust 2018-4 144A, 4.00%, 7/25/48 (b)(e)	1,388
4,275,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 9/25/49 (a)(b)	3,676
3,231,805	Freddie Mac STACR REMIC Trust 2019-HQA4 144A, (1 mo. LIBOR USD + 0.770%), 1.26%, 11/25/49 (a)(b)	3,156
3,820,000	Freddie Mac STACR REMIC Trust 2019-HQA4 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 11/25/49 (a)(b)	2,967
2,100,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 2.19%, 1/25/50 (a)(b)	1,631
1,020,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 2/25/50 (a)(b)	774
4,090,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.39%, 1/25/50 (a)(b)	2,729
1,170,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 3.59%, 3/25/50 (a)(b)	847
3,690,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 1.950%), 2.44%, 10/25/49 (a)(b)	3,183
10,560,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.89%, 2/25/49 (a)(b)	9,372
130,659	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.900%), 3.39%, 7/25/28 (a)	130
1,450,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42 (a)	1,084
1,116,989	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.74%, 10/25/29 (a)	704
181,189	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD +0.860%), 1.35%, 8/25/29 (a)	166
5,000,000	JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP 144A, (1 mo. LIBOR USD + 1.160%), 1.97%, 7/15/36 (a)(b)	4,669
1,824,752	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (b)(e)	1,851
3,717,168	JP Morgan Mortgage Trust 2017-5 144A, 3.00%, 10/26/48 (b)(e)	3,759
2,529,600	Lanark Master Issuer PLC, (3 mo. LIBOR USD + 0.420%), 2.10%, 12/22/69 (a)	2,511
190,660	Merrill Lynch Mortgage Investors Trust Series MLCC 2004-1, 3.59%, 12/25/34 (e)	181

Semi-Annual Report    19

        Payden Low Duration Fund continued

Principal or Shares	Security Description	Value (000)

385,577	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1, 3.58%, 2/25/36 (e)	$354
68,454	Morgan Stanley Mortgage Loan Trust 2004-5AR, 3.70%, 7/25/34 (e)	66
1,424,928	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 2.19%, 10/15/49 (a)(b)	1,219
1,832,394	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (b)(e)	1,932
4,189,892	New Residential Mortgage Loan Trust 2017-3 144A, 4.00%, 4/25/57 (b)(e)	4,420
4,152,306	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(e)	4,407
5,530,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.050%), 1.84%, 4/14/37 (a)(b)	5,220
3,510,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.24%, 4/14/37 (a)(b)	3,051
1,514,651	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,089
5,740,863	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.14%, 4/25/43 (a)(b)	5,428
2,750,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 4/25/43 (a)(b)	1,995
650,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.99%, 2/25/47 (a)(b)	298
Total Mortgage Backed (Cost - $148,978)		131,854
U.S. Government Agency (1%)
7,460,000	FHLMC, 0.38%, 4/20/23	7,464
8,260,000	FNMA, 1.38%, 9/06/22	8,476
Total U.S. Government Agency (Cost - $15,672)		15,940
U.S. Treasury (26%)
103,989,000	U.S. Treasury Note, 0.13%, 4/30/22	103,865
101,094,000	U.S. Treasury Note, 0.25%, 4/15/23	101,140
62,000,000	U.S. Treasury Note, 2.13%, 5/15/22	64,418
84,100,000	U.S. Treasury Note, 2.75%, 5/31/23 (f)(g)	90,542
2,058,000	U.S. Treasury Note, 2.75%, 8/31/23	2,227
Total U.S. Treasury (Cost - $359,239)		362,192

Principal or Shares	Security Description	Value (000)
Investment Company (1%)
19,630,026	Payden Cash Reserves Money Market Fund * (Cost - $19,630)	$19,630
Total Investments (Cost - $1,433,394) (100%)		1,415,097
Liabilities in excess of Other Assets (0%)		(1,774)
Net Assets (100%)		$1,413,323

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Yield to maturity at time of purchase.
(d)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $89 and the total market value of the collateral held by the Fund is $89. Amounts in 000s.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(g)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)

Long Contracts:
U.S. Treasury 2-Year Note Future	1,471	Jun-20	$324,252	$ 4,853	$4,853

Short Contracts:
U.S. Treasury 10-Year Note Future	385	Jun-20	(53,539)	(2,335)	(2,335)
U.S. Treasury 5-Year Note Future	125	Jun-20	(15,686)	(530)	(530)
					(2,865)

Total Futures					$1,988

20   Payden Mutual Funds

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	17,216	$214	$—	$214
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	17,216	216	—	216
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 1.945% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	15,118	195	—	195
				$625	$—	$625

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$89
Non-cash Collateral[2]	(89)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    21

                Payden U.S.  Government Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S. government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of investments
Mortgage Backed	87%
U.S. Treasur	6%
U.S. Government Guaranteed	3%
Asset Backed	2%
Investment Company	2%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (3%)
997,917	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27 (Cost - $1,016)	$1,084
FDIC Guaranteed (3%)
546,654	FDIC Guaranteed Notes Trust 2010-S1 144A, 3.25%, 4/25/38 (a)	554
167,147	FDIC Guaranteed Notes Trust 2010-S2 144A, (1 mo. LIBOR USD + 0.700%), 1.07%, 12/29/45 (a)(b)	167
98,548	FDIC Guaranteed Notes Trust 2010-S3 144A, 2.74%, 12/03/20 (a)	99
458,388	FDIC Guaranteed Notes Trust 2010-S4 144A, (1 mo. LIBOR USD + 0.720%), 2.10%, 12/04/20 (a)(b)	459
Total FDIC Guaranteed (Cost - $1,273)		1,279
Mortgage Backed (94%)
196,936	FH 1Q1363 ARM, (12 mo. LIBOR USD + 1.760%), 4.24%, 2/01/36 (b)	205
81,386	FH 2B0709 ARM, (12 mo. LIBOR USD + 1.750%), 4.36%, 8/01/42 (b)	84
132,184	FH 2B0972 ARM, (12 mo. LIBOR USD + 1.770%), 3.83%, 11/01/42 (b)	136
132,260	FH 2B1333 ARM, (12 mo. LIBOR USD + 1.650%), 4.39%, 4/01/43 (b)	137
924,272	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 2.60%, 10/01/45 (b)	953
155,800	FH 849486 ARM, (12 mo. LIBOR USD + 1.862%), 4.55%, 8/01/41 (b)	163
895,638	FH 849506 ARM, (12 mo. LIBOR USD + 1.610%), 2.91%, 11/01/44 (b)	923
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.62%, 1/25/23	1,048
1,250,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.95%, 7/25/24	1,341
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.06%, 8/25/24 (c)	1,081
1,000,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.32%, 2/25/23	1,066
380,524	FN 890434 15YR, 3.00%, 7/01/27	403
295,776	FN AE0193 ARM, (12 mo. LIBOR USD + 1.728%), 4.03%, 7/01/40 (b)	307
813,621	FN AH3394 30YR, 4.00%, 1/01/41	891
193,556	FN AI4019 ARM, (12 mo. LIBOR USD + 1.750%), 4.51%, 7/01/41 (b)	201
1,012,527	FN AL2095 15YR, 3.00%, 6/01/27	1,073
809,783	FN AL2221 15YR, 3.00%, 7/01/27	858

Principal or Shares	Security Description	Value (000)

165,284	FN AL5596 ARM, (12 mo. LIBOR USD + 1.553%), 3.56%, 2/01/44 (b)	$171
255,515	FN AL5790 ARM, (12 mo. LIBOR USD + 1.563%), 3.79%, 10/01/44 (b)	264
260,776	FN AL5967 ARM, (12 mo. LIBOR USD + 1.574%), 3.74%, 11/01/44 (b)	269
897,803	FN AL7648 ARM, (12 mo. LIBOR USD + 1.585%), 2.59%, 10/01/45 (b)	920
485,412	FN AO7975 15YR, 3.00%, 6/01/27	514
543,110	FN AP4746 15YR, 3.00%, 8/01/27	576
1,092,469	FN AS1745 15YR, 3.00%, 2/01/29	1,163
1,006,763	FN AS4186 15YR, 2.50%, 1/01/30	1,057
478,764	FN AS6443 15YR, 3.00%, 12/01/30	508
867,392	FN AS8013 15YR, 2.50%, 9/01/31	917
142,537	FN AU6974 ARM, (12 mo. LIBOR USD + 1.580%), 3.54%, 11/01/43 (b)	147
306,260	FN AU8673 ARM, (12 mo. LIBOR USD + 1.530%), 3.53%, 2/01/44 (b)	317
1,044,543	FN AZ2886 ARM, (12 mo. LIBOR USD + 1.600%), 2.65%, 9/01/45 (b)	1,071
788,513	FN AZ4380 ARM, (12 mo. LIBOR USD + 1.590%), 2.54%, 8/01/45 (b)	812
1,158,484	FN BD2473 ARM, (12 mo. LIBOR USD + 1.620%), 2.50%, 1/01/47 (b)	1,193
584,551	FN BE7522 15YR, 2.50%, 2/01/32	613
604,196	FN BJ9215 30YR, 4.00%, 6/01/48	645
743,255	FN BK4740 30YR, 4.00%, 8/01/48	793
1,203,475	FN BM3938 15YR, 3.50%, 4/01/33	1,293
945,977	FN BM4153 15YR, 3.00%, 6/01/33	1,005
929,851	FN BO3231 ARM, (12 mo. LIBOR USD + 1.620%), 2.73%, 10/01/49 (b)	967
1,262,084	FN CA2469 30YR, 4.00%, 10/01/48	1,346
920,201	FN CA4462 15YR, 3.00%, 11/01/34	986
998,895	FN MA2868 15YR, 2.50%, 1/01/32	1,047
1,521,536	FN MA3124 15YR, 2.50%, 9/01/32	1,595
2,500,000	FNCL 15YR, 2.50%, 15YR TBA (d)	2,614
162,549	FNR 2002-10-FA, (1 mo. LIBOR USD + 0.750%), 1.24%, 2/25/32 (b)	160
913,714	FR SB8010 15YR, 2.50%, 10/01/34	957
674,183	G2 778200, 4.00%, 2/20/32	729
430,746	G2 778203, 4.75%, 2/20/32	473
1,031,975	G2 AD0857, 3.75%, 9/20/33	1,109
360,850	G2 AY5132, 3.25%, 7/20/37	384
735,230	G2 AY5138, 3.25%, 12/20/37	789
807,379	GN 728153, 5.50%, 10/15/29	879
441,655	GN 737791 30YR, 4.50%, 12/15/40	493
5,409,781	GNR 2014-79 ST, 1.65%, 7/20/29 (c)	95
Total Mortgage Backed (Cost - $39,129)		39,741

22   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
NCUA Guaranteed (0%)
161,507	NCUA Guaranteed Notes Trust 2010-R3, 2.40%, 12/08/20 (Cost - $161)	$162
U.S. Treasury (6%)
2,500,000	U.S. Treasury Bill, 0.05%, 5/14/20 (e) (Cost - $2,500)	2,500
Investment Company (2%)
818,958	Payden Cash Reserves Money Market Fund * (Cost - $819)	819
Total Investments (Cost - $44,898) (108%)		45,585
Liabilities in excess of Other Assets (-8%)		(3,344)
Net Assets (100%)		$42,241

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security was purchased on a delayed delivery basis.
(e)	Yield to maturity at time of purchase.

See notes to financial statements.

Semi-Annual Report    23

                Payden GNMA Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Mortgage Backed	97%
U.S. Government Agency	1%
Investment Company	1%
Other	2%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (0%)
250,720	FDIC Guaranteed Notes Trust 2010-S2 144A, (1 mo. LIBOR USD + 0.700%), 1.07%, 12/29/45 (a)(b) (Cost - $251)	$251
Mortgage Backed (133%)
786,181	FH 2B4763 ARM, (12 mo. LIBOR USD + 1.620%), 2.60%, 10/01/45 (a)	811
749,939	FN BM2007 30YR, 4.00%, 9/01/48	799
626,547	FN MA3521 30YR, 4.00%, 11/01/48	668
8,640,000	FNCL, 4.00%, 30YR TBA (c)	9,203
125,843	FNR 2007-110 FA, (1 mo. LIBOR USD +0.620%), 1.11%, 12/25/37 (a)	126
523,058	FNR 2010-86 FE, (1 mo. LIBOR USD + 0.450%), 0.94%, 8/25/25 (a)	522
378,499	G2 3711 30YR, 5.50%, 5/20/35	428
492,554	G2 3747 30YR, 5.00%, 8/20/35	554
302,463	G2 3772 30YR, 5.00%, 10/20/35	341
545,407	G2 3785 30YR, 5.00%, 11/20/35	613
689,807	G2 4802 30YR, 5.00%, 9/20/40	774
2,437,981	G2 4853 30YR, 4.00%, 11/20/40	2,700
376,552	G2 4978 30YR, 4.50%, 3/20/41	415
698,495	G2 5055 30YR, 4.50%, 5/20/41	770
889,977	G2 5083 30YR, 5.00%, 6/20/41	997
1,253,648	G2 5115 30YR, 4.50%, 7/20/41	1,381
413,374	G2 5140 30YR, 4.50%, 8/20/41	455
2,459,374	G2 5258 30YR, 3.50%, 12/20/41	2,696
613,244	G2 770239 30YR, 4.00%, 2/20/42	678
180,922	G2 80013 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 11/20/26 (a)	182
403,737	G2 80029 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/27 (a)	416
440,522	G2 80044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/27 (a)	454
574,057	G2 80052 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 3/20/27 (a)	591
450,017	G2 80059 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 4/20/27 (a)	465
30,666	G2 8006 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 7/20/22 (a)	31

Principal or Shares	Security Description	Value (000)
1,002,491	G2 80074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 5/20/27 (a)	$1,035
1,805,054	G2 80152 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/28 (a)	1,861
501,631	G2 80154 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/28 (a)	517
794,839	G2 80169 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/28 (a)	819
1,174,740	G2 80184 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 4/20/28 (a)	1,214
60,905	G2 80311 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 8/20/29 (a)	63
1,051,706	G2 80319 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 9/20/29 (a)	1,088
140,928	G2 8041 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 8/20/22 (a)	142
61,993	G2 80424 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 7/20/30 (a)	62
153,292	G2 80428 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 7/20/30 (a)	160
340,804	G2 80541 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 9/20/31 (a)	353
241,869	G2 80569 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/32 (a)	250
57,898	G2 80579 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/32 (a)	60
841,000	G2 80637 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 9/20/32 (a)	871

24   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,734,050	G2 80795 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 12/20/33 (a)	$1,799
770,702	G2 80826 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/34 (a)	797
1,096,944	G2 80835 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/34 (a)	1,134
177,587	G2 80837 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/34 (a)	183
194,813	G2 81018 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 8/20/34 (a)	202
8,232	G2 81044 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 8/20/34 (a)	8
22,689	G2 8121 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/23 (a)	23
630,754	G2 81214 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/35 (a)	652
258,035	G2 81220 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/35 (a)	267
221,381	G2 81278 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 3/20/35 (a)	229
1,024,614	G2 81282 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 3/20/35 (a)	1,059
1,199,753	G2 82074 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.88%, 5/20/38 (a)	1,241
818,597	G2 82107 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 7/20/38 (a)	848
114,176	G2 82151 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 9/20/38 (a)	115
36,310	G2 8228 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 7/20/23 (a)	37
1,502,996	G2 82457 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/40 (a)	1,548
996,540	G2 82463 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/40 (a)	1,027
721,977	G2 82737 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/41(a)	742

Principal or Shares	Security Description	Value (000)
211,482	G2 83031 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/42 (a)	$214
87,867	G2 8358 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 1/20/24 (a)	90
384,078	G2 8547 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 11/20/24 (a)	395
55,608	G2 8595 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 4.00%, 2/20/25 (a)	57
10,896	G2 8855 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 10/20/21 (a)	11
201,220	G2 8968 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.25%, 9/20/26 (a)	207
695,333	G2 8991 ARM, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.500%), 3.13%, 10/20/26 (a)	717
1,288,196	G2 AY5132, 3.25%, 7/20/37	1,370
1,471,255	G2 AY5138, 3.25%, 12/20/37	1,578
595,822	G2 MA0312, 3.50%, 8/20/42	625
786,377	G2 MA0387, 3.50%, 9/20/42	825
2,790,491	G2 MA0698 30YR, 3.00%, 1/20/43	2,990
2,967,046	G2 MA1012 30YR, 3.50%, 5/20/43	3,253
2,723,602	G2 MA1089 30YR, 3.00%, 6/20/43	2,918
2,537,819	G2 MA1520 30YR, 3.00%, 12/20/43	2,719
2,711,391	G2 MA2304 30YR, 4.00%, 10/20/44	2,967
2,362,545	G2 MA2522 30YR, 4.00%, 1/20/45	2,584
1,460,783	G2 MA3454 30YR, 3.50%, 2/20/46	1,585
2,678,746	G2 MA3662 30YR, 3.00%, 5/20/46	2,865
2,953,063	G2 MA3663 30YR, 3.50%, 5/20/46	3,181
2,688,794	G2 MA3735 30YR, 3.00%, 6/20/46	2,875
2,609,823	G2 MA3802 30YR, 3.00%, 7/20/46	2,790
2,467,422	G2 MA3936 30YR, 3.00%, 9/20/46	2,640
1,272,505	G2 MA4069 30YR, 3.50%, 11/20/46	1,369
634,212	G2 MA4126 30YR, 3.00%, 12/20/46	679
342,924	G2 MA4127 30YR, 3.50%, 12/20/46	366
2,186,291	G2 MA4195 30YR, 3.00%, 1/20/47	2,334
875,135	G2 MA4197 30YR, 4.00%, 1/20/47	942
1,026,966	G2 MA4262 30YR, 3.50%, 2/20/47	1,100
647,562	G2 MA4263 30YR, 4.00%, 2/20/47	697
1,245,099	G2 MA4321 30YR, 3.50%, 3/20/47	1,331
1,439,018	G2 MA4322 30YR, 4.00%, 3/20/47	1,562
630,176	G2 MA4510 30YR, 3.50%, 6/20/47	671
1,669,127	G2 MA4719 30YR, 3.50%, 9/20/47	1,785
1,473,744	G2 MA4721 30YR, 4.50%, 9/20/47	1,612
1,008,898	G2 MA4962 30YR, 3.50%, 1/20/48	1,079
1,204,239	G2 MA5021 30YR, 4.50%, 2/20/48	1,310
1,156,347	G2 MA5265 30YR, 4.50%, 6/20/48	1,249
1,576,434	G2 MA6283 30YR, 3.00%, 11/20/49	1,682
1,220,000	G2SF, 2.50%, 30YR TBA (c)	1,288
2,280,000	G2SF, 2.50%, 30YR TBA (c)	2,401
8,220,000	G2SF, 3.00%, 30YR TBA (c)	8,751
22,000,000	G2SF, 3.50%, 30YR TBA (c)	23,339
473,682	GN 366983 30YR, 4.00%, 6/15/41	514

Semi-Annual Report    25

        Payden GNMA Fund continued

Principal or Shares	Security Description	Value (000)
1,077,664	GN 455989, 5.00%, 7/15/26	$1,193
158,039	GN 558954, 5.25%, 5/15/29	175
647,877	GN 558956, 4.50%, 6/15/29	713
247,993	GN 605099 30YR, 5.50%, 3/15/34	280
530,034	GN 616826 30YR, 5.50%, 1/15/35	595
1,294,713	GN 710868 30YR, 5.50%, 9/15/39	1,453
487,962	GN 728153, 5.50%, 10/15/29	531
213,899	GN 728159, 5.25%, 11/15/29	236
220,198	GN 781636 30YR, 5.50%, 7/15/33	249
239,908	GN 781810 30YR, 5.50%, 10/15/34	271
331,774	GNR 2001-35 FA, (1 mo. LIBOR USD + 0.250%), 1.04%, 8/16/31 (a)	332
145,619	GNR 2002-13 FA, (1 mo. LIBOR USD + 0.500%), 1.29%, 2/16/32 (a)	146
250,761	GNR 2002-72 FA, (1 mo. LIBOR USD + 0.400%), 1.12%, 10/20/32 (a)	251
115,350	GNR 2002-72 FB, (1 mo. LIBOR USD + 0.400%), 1.12%, 10/20/32 (a)	115
837,697	GNR 2002-72 FE, (1 mo. LIBOR USD + 0.400%), 1.12%, 10/20/32 (a)	837
744,641	GNR 2003-71 FC, (1 mo. LIBOR USD + 0.500%), 1.22%, 7/20/33 (a)	745
775,209	GNR 2003-94 FB, (1 mo. LIBOR USD + 0.300%), 1.09%, 12/16/30 (a)	774
1,435,304	GNR 2004-56 F, (1 mo. LIBOR USD + 0.400%), 1.12%, 6/20/33 (a)	1,433
842,417	GNR 2004-59 FH, (1 mo. LIBOR USD + 0.250%), 1.04%, 8/16/34 (a)	837
722,635	GNR 2004-86 FG, (1 mo. LIBOR USD + 0.400%), 1.12%, 7/20/34 (a)	721
1,429,951	GNR 2006-60 FK, (1 mo. LIBOR USD + 0.200%), 0.99%, 11/20/36 (a)	1,419
1,032,151	GNR 2007-54 FC, (1 mo. LIBOR USD + 0.260%), 0.98%, 9/20/37 (a)	1,025
408,947	GNR 2007-76 FB, (1 mo. LIBOR USD + 0.500%), 1.22%, 11/20/37 (a)	409
1,247,421	GNR 2008-11 FB, (1 mo. LIBOR USD + 0.600%), 1.32%, 2/20/38 (a)	1,253

Principal or Shares	Security Description	Value (000)
308,850	GNR 2008-2 FH, (1 mo. LIBOR USD + 0.450%), 1.17%, 1/20/38 (a)	$309
1,400,042	GNR 2008-67 UF, (1 mo. LIBOR USD + 0.450%), 1.17%, 6/20/38 (a)	1,399
619,119	GNR 2011-153 LF, (1 mo. LIBOR USD + 0.250%), 1.04%, 7/16/41 (a)	613
626,953	GNR 2012-18 AF, (1 mo. LIBOR USD + 0.300%), 1.02%, 2/20/38 (a)	623
639,730	GNR 2012-76 GF, (1 mo. LIBOR USD + 0.300%), 1.09%, 6/16/42 (a)	634
12,562,137	GNR 2014-79 ST, 1.65%, 7/20/29 (d)	222
383,709	GNR 2015-159 AH, 2.50%, 5/20/43	397
782,445	GNR 2017-68 AF, (1 mo. LIBOR USD + 0.350%), 1.33%, 5/20/47 (a)	779
Total Mortgage Backed (Cost - $159,491)		163,962
U.S. Treasury (2%)
2,000,000	U.S. Treasury Bill, 0.05%, 5/14/20 (e) (Cost-$2,000)	2,000
Investment Company (2%)
2,186,087	Payden Cash Reserves Money Market Fund * (Cost - $2,186)	2,186
Total Investments (Cost - $163,928) (137%)		168,399
Liabilities in excess of Other Assets (-37%)		(45,041)
Net Assets (100%)		$123,358

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Security was purchased on a delayed delivery basis.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Yield to maturity at time of purchase.

See notes to financial statements.

26   Payden Mutual Funds

                Payden Core  Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Corporate Bond	37%
Mortgage Backed	30%
U.S. Treasury	17%
Asset Backed	7%
Foreign Government	3%
Other	6%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
2,000,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 3.59%, 7/18/27 (a)(b)	$1,676
3,065,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 3.90%, 4/22/27 (a)(b)	2,509
2,508,685	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 2.07%, 7/18/27 (a)(b)	2,437
3,047,613	CARS-DB4 LP 144A, 3.25%, 2/15/50 (b)	2,911
59,566	Chase Funding Trust Series 2003-1, (1 mo. LIBOR USD + 0.660%), 1.15%, 11/25/32	58
3,650,000	CIFC European Funding CLO II DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33 EUR (a)(b)(c)	3,925
2,000,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.220%), 2.36%, 7/20/30 (a)(b)	1,945
1,700,000	CIFC Funding 2017-III Ltd. 144A, (3 mo. LIBOR USD + 1.800%), 2.94%, 7/20/30 (a)(b)	1,593
3,950,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 2.27%, 8/20/35 (a)(b)	3,516
4,370,877	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,747
2,600,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	2,593
1,300,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 2.36%, 9/15/28 (a)(b)	1,225
3,000,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 3.46%, 9/15/28 (a)(b)	2,657
1,600,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 4.44%, 1/20/30 (a)(b)	1,358
1,950,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.26%, 8/15/28 (a)(b)	1,533
2,550,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 2.59%, 4/21/25 (a)(b)	2,468
627,585	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	614
1,750,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 3.14%, 4/20/28 (a)(b)	1,627
2,400,000	Man GLG Euro CLO 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 10/15/32 EUR (a)(b)(c)	2,611
2,700,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.96%, 6/15/28 (a)(b)	2,519
3,628,831	NP SPE II LLC 144A, 2.86%, 11/19/49(b)	3,666
2,603,475	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49(b)	1,847
1,900,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 2.700%), 3.92%, 1/15/29 (a)(b)	1,747

Principal or Shares	Security Description	Value (000)

2,250,000	Sound Point Euro CLO III Funding DAC 144A, (3 mo. EURIBOR + 0.950%), 0.95%, 4/15/33 EUR (a)(b)(c)	$2,355
3,800,000	St Paul’s CLO XII DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	3,998
2,260,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 2.21%, 7/15/38 (a)(b)	2,006
2,458,875	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	2,522
1,900,000	Voya Euro CLO III DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	1,988
2,730,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	2,563
2,267,100	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48(b)	2,311
Total Asset Backed (Cost - $73,847)		69,525
Bank Loans(d) (2%)
875,000	AI Convoy Luxembourg Sarl Term Loan B 1L, (3 mo. EURIBOR + 3.750%), 3.75%, 1/20/27 EUR (c)	912
1,942,431	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 3.15%, 7/31/25	1,789
1,368,938	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 4/06/24	1,323
1,100,000	Froneri Lux FinCo SARL Term Loan B 1L, (3 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	1,142
952,112	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.74%, 10/22/25	928
1,928,508	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 3.25%, 8/16/23	1,831
1,194,837	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 2.24%, 6/21/26	1,139
1,942,538	Infor U.S. Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 2/01/22	1,915
1,945,000	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 4.56%, 4/03/24	1,689

Semi-Annual Report    27

          Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

900,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.94%, 4/01/27	$895
3,767,625	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 5/30/25	3,480

Total Bank Loans (Cost - $18,112)		17,043

Corporate Bond (38%)
Financial (14%)
1,450,000	Ares Capital Corp., 3.50%, 2/10/23	1,380
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,625
2,055,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	2,170
1,120,000	Banco de Credito del Peru 144A, 2.70%, 1/11/25 (b)	1,095
5,205,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27	5,623
3,145,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28	3,303
900,000	BBVA USA, 3.88%, 4/10/25	913
3,000,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 1.507%), 3.05%, 1/13/31 (a)(b)	3,025
3,235,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	3,368
2,675,000	Charles Schwab Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (e)	2,745
975,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%, (e)(f)	765
2,905,000	Citigroup Inc., (3 mo. LIBOR USD + 0.897%), 3.35%, 4/24/25	3,057
2,235,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	2,233
835,000	Diversified Healthcare Trust, 4.75%, 5/01/24	694
1,250,000	Equinix Inc., 2.88%, 10/01/25 EUR (c)	1,387
2,700,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (b)	2,715
2,315,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	2,354
2,550,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 2.93%, 2/15/23	2,156
1,340,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	1,226
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,238
2,595,000	FS KKR Capital Corp., 4.75%, 5/15/22	2,479
2,500,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	2,049
2,055,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	2,048
1,315,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,402
1,000,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	1,061
2,530,000	Huntington Bancshares Inc., 2.55%, 2/04/30	2,448
4,305,000	JP Morgan Chase & Co., (3 mo. LIBOR USD + 0.730%), 3.56%, 4/23/24	4,554
3,450,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43 (b)	3,906
2,450,000	Lincoln National Corp., 7.00%, 6/15/40	3,275

Principal or Shares	Security Description	Value (000)

2,350,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	$2,401
2,750,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	2,870
2,455,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY 1 + 1.647%), 4.06%, 2/24/32	2,528
1,789,000	Massachusetts Mutual Life Insurance Co. 144A, 3.73%, 10/15/70 (b)	1,824
2,200,000	Morgan Stanley, (3 mo. LIBOR USD + 0.847%), 3.74%, 4/24/24	2,335
2,040,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (b)	1,855
2,300,000	National Securities Clearing Corp. 144A, 1.50%, 4/23/25 (b)	2,313
1,500,000	Nationwide Building Society 144A, (3 mo. LIBOR USD + 1.452%), 4.30%, 3/08/29 (a)(b)	1,647
2,000,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (b)	2,324
1,300,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (b)	2,170
2,100,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (b)	2,381
2,100,000	Owl Rock Capital Corp., 3.75%, 7/22/25	1,909
1,450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (b)	2,471
2,850,000	PNC Financial Services Group Inc., 2.60%, 7/23/26	2,980
2,345,000	Protective Life Corp. 144A, 4.30%, 9/30/28 (b)	2,666
1,700,000	Royal Bank of Canada, 1.60%, 4/17/23	1,709
1,700,000	Service Properties Trust, 5.25%, 2/15/26	1,412
4,470,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	3,433
2,740,000	SLM Corp., 5.13%, 4/05/22	2,527
1,560,000	Synchrony Bank, 3.00%, 6/15/22	1,533
227,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (b)	348
3,000,000	Toronto-Dominion Bank, 2.65%, 6/12/24	3,133
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	4,387
2,035,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (b)	1,877
1,450,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.530%), 3.07%, 4/30/41	1,444
3,640,000	Wells Fargo & Co., (3 mo. LIBOR USD + 1.170%), 3.20%, 6/17/27	3,855
		126,626
Industrial (17%)
1,450,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,465
2,950,000	AbbVie Inc. 144A, 2.60%, 11/21/24 (b)	3,075
2,125,000	AbbVie Inc. 144A, 4.05%, 11/21/39 (b)	2,367
2,850,000	Alimentation Couche-Tard Inc. 144A, 3.80%, 1/25/50 (b)	2,705
3,318,113	American Airlines 2019-1 Class AA Pass-Through Trust, 3.15%, 2/15/32	2,860
2,655,000	American University, 3.67%, 4/01/49	2,910
2,575,000	Amgen Inc., 3.38%, 2/21/50	2,796

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,400,000	Anheuser-Busch InBev Worldwide Inc., 4.60%, 4/15/48	$2,671
650,000	AT&T Inc., 2.95%, 7/15/26	683
4,810,000	AT&T Inc., 4.35%, 3/01/29	5,415
1,755,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (b)	1,866
2,710,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,716
2,760,000	Bristol-Myers Squibb Co. 144A, 4.13%, 6/15/39 (b)	3,432
1,900,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (b)	2,110
4,470,000	Broadcom Inc. 144A, 3.63%, 10/15/24 (b)	4,719
3,590,000	Centene Corp. 144A, 3.38%, 2/15/30 (b)	3,628
2,640,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	2,740
2,870,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 1.49%, 9/17/21	2,822
3,350,000	Cigna Corp. 144A, 3.05%, 11/30/22 (b)	3,475
4,335,000	Cigna Corp., 4.13%, 11/15/25	4,867
1,205,000	Cigna Corp., 4.80%, 8/15/38	1,474
1,920,000	Coca-Cola Co., 2.50%, 6/01/40	1,921
1,860,000	Costco Wholesale Corp., 1.60%, 4/20/30	1,852
1,250,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (c)(g)	1,386
3,270,000	Daimler Finance North America LLC 144A, (3 mo. LIBOR USD + 0.840%), 1.40%, 5/04/23 (a)(b)	2,923
700,000	DaVita Inc., 5.13%, 7/15/24	714
2,900,000	DH Europe Finance II Sarl, 3.25%, 11/15/39	3,158
1,695,000	Dignity Health, 3.13%, 11/01/22	1,701
1,165,000	Dignity Health, 4.50%, 11/01/42	1,218
2,100,000	Dollar Tree Inc., 3.70%, 5/15/23	2,205
1,035,000	Equifax Inc., 3.10%, 5/15/30	1,046
2,785,000	General Electric Co., 6.75%, 3/15/32	3,458
2,040,000	HCA Inc., 5.00%, 3/15/24	2,216
950,000	Home Depot Inc., 2.70%, 4/15/30	1,018
1,100,000	Home Depot Inc., 3.35%, 4/15/50	1,222
1,980,000	JD.com Inc., 3.38%, 1/14/30	2,054
2,380,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	2,430
1,725,000	Keurig Dr Pepper Inc., 4.42%, 5/25/25	1,933
1,323,744	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	1,046
3,000,000	Lennar Corp., 4.75%, 11/29/27	3,089
2,500,000	Lowe’s Cos. Inc., 5.00%, 4/15/40	3,107
2,035,000	NIKE Inc., 3.38%, 3/27/50	2,288
1,500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	1,577
1,045,000	Northwell Healthcare Inc., 6.15%, 11/01/43	1,339
935,000	NXP BV/NXP Funding LLC / NXP USA Inc. 144A, 3.40%, 5/01/30 (b)	939
700,000	Open Text Corp. 144A, 3.88%, 2/15/28 (b)	689
875,000	Oracle Corp., 2.50%, 4/01/25	922
1,450,000	Oracle Corp., 3.60%, 4/01/50	1,661
3,015,000	Orange SA, 9.00%, 3/01/31	4,794
2,340,000	Otis Worldwide Corp. 144A, 2.29%, 4/05/27 (b)	2,369
1,001,000	Perrigo Finance Unlimited Co., 3.50%, 12/15/21	998
2,360,000	Prosus NV 144A, 3.68%, 1/21/30 (b)	2,370
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,496

Principal or Shares	Security Description	Value (000)
1,485,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	$1,508
4,060,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	4,042
890,000	Target Corp., 2.65%, 9/15/30	957
1,685,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (b)	1,905
383,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	375
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	2,064
1,110,000	TJX Companies Inc., 3.88%, 4/15/30	1,243
720,000	TJX Cos. Inc., 3.50%, 4/15/25	777
4,820,000	Toledo Hospital, 6.02%, 11/15/48	5,141
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,121
2,480,000	UnitedHealth Group Inc., 3.88%, 8/15/59	3,033
2,400,000	Vodafone Group PLC, 5.25%, 5/30/48	3,010
5,500,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	5,771
3,680,000	Walmart Inc., 3.05%, 7/08/26	4,077
3,895,000	Walt Disney Co., 2.75%, 9/01/49	3,772
1,010,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	1,028
		162,759

Utility (7%)
2,350,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (b)	2,303
3,590,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (b)	3,064
1,890,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (b)	2,006
1,170,000	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	1,232
1,555,150	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (b)	1,405
1,880,000	Consolidated Edison Co. of New York Inc., 3.95%, 4/01/50	2,257
2,595,000	Duke Energy Corp., 4.20%, 6/15/49	3,187
1,500,000	EnLink Midstream Partners LP, (3 mo. LIBOR USD + 4.110%), 6.00% (e)	427
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,508
2,960,000	Enterprise Products Operating LLC, 4.80%, 2/01/49	3,223
1,800,000	EQM Midstream Partners LP, 4.75%, 7/15/23	1,709
1,850,000	EQT Corp., 3.00%, 10/01/22 (f)	1,755
2,435,000	Evergy Inc., 2.90%, 9/15/29	2,509
1,820,000	Exxon Mobil Corp., 2.99%, 3/19/25	1,946
1,279,726	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	1,267
2,760,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	1,770
2,100,000	Interstate Power & Light Co., 3.50%, 9/30/49	2,297
2,100,000	Kinder Morgan Inc., 5.30%, 12/01/34	2,257
1,320,000	Lukoil Securities BV 144A, 3.88%, 5/06/30 (b)	1,319
2,355,000	Midwest Connector Capital Co. LLC 144A, 4.63%, 4/01/29 (b)	2,393
1,715,000	NiSource Inc., 3.65%, 6/15/23	1,832
2,100,000	Occidental Petroleum Corp., 3.20%, 8/15/26	1,522
2,000,000	ONEOK Partners LP, 6.65%, 10/01/36	1,911

Semi-Annual Report    29

          Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,000,000	Pertamina Persero PT 144A, 3.10%, 8/25/30 (b)	$1,865
2,500,000	Petroleos Mexicanos 144A, 5.95%, 1/28/31 (b)	1,823
2,420,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (b)	1,980
2,470,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	2,416
2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,684
4,800,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)	4,796
1,355,000	SM Energy Co., 6.13%, 11/15/22	552
1,430,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	1,472
3,170,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (b)	3,161
		66,848

Total Corporate Bond (Cost - $350,716)		356,233
Foreign Government (3%)
8,933,517	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/28 BRL (c)	1,924
5,270,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (b)(c)	3,988
3,690,000	Export-Import Bank of India 144A, 3.25%, 1/15/30 (b)	3,409
2,100,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	2,089
1,940,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 EUR (b)(c)	2,290
1,500,000	Israel Government International Bond, 3.88%, 7/03/50	1,667
3,200,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	2,521
1,950,000	Panama Government International Bond, 4.50%, 4/01/56	2,203
2,240,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (b)	2,314
8,600,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN (c)	2,293
854,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	832
2,960,000	Uruguay Government International Bond, 4.98%, 4/20/55	3,363

Total Foreign Government (Cost - $28,814)		28,893

Mortgage Backed (31%)
53,695,482	BANK 2018-BNK14, 0.67%, 9/15/60	1,672
49,911,103	Benchmark 2018-B4 Mortgage Trust, 0.69%, 7/15/51	1,540
2,030,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 2.86%, 11/15/35 (a)(b)	1,855
2,987,110	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 6/15/34 (a)(b)	2,645
2,191,392	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39 (a)(b)	1,844

Principal or Shares	Security Description	Value (000)

4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.74%, 11/25/39 (a)(b)	$3,160
1,000,000	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 9/25/39 (a)(b)	860
303,453	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.720%), 1.21%, 1/25/31	303
650,741	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 1.44%, 10/25/29	649
97,730	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%), 1.79%, 4/25/29	98
1,741,523	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.74%, 1/25/29	1,490
498,685	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%), 11.24%, 1/25/29	387
1,692,613	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.74%, 9/25/28	1,566
3,440,000	Fannie Mae-Aces, 3.82%, 9/25/30	4,073
3,819,062	FG Q12837 30YR, 3.00%, 11/01/42	4,083
1,156,568	FG Q17641 30YR, 3.00%, 4/01/43	1,240
5,744,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.62%, 1/25/23	6,018
3,680,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.88%, 4/25/26	4,130
1,642,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.94%, 4/25/29	1,882
7,330,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.06%, 8/25/24	7,923
8,836,000	FHLMC Multifamily Structured Pass-Through Certificates, 3.60%, 2/25/25	9,748
2,100,000	FN, 2.50%, 30YR TBA (h)	2,184
1,930,000	FN, 3.00%, 30YR TBA (h)	2,038
1,395,049	FN 254766 30YR, 5.00%, 6/01/33	1,589
675,199	FN 725027 30YR, 5.00%, 11/01/33	772
1,302,065	FN 725423 30YR, 5.50%, 5/01/34	1,491
1,252,824	FN 725424 30YR, 5.50%, 4/01/34	1,434
1,120,017	FN 995023 30YR, 5.50%, 8/01/37	1,281
1,744,020	FN 995203 30YR, 5.00%, 7/01/35	1,994
1,291,182	FN AH3394 30YR, 4.00%, 1/01/41	1,414
1,313,105	FN AJ7689 30YR, 4.00%, 12/01/41	1,439
2,643,492	FN AL2221 15YR, 3.00%, 7/01/27	2,801
1,310,726	FN AL2521 30YR, 3.50%, 9/01/42	1,416
6,606,624	FN AL9373 15YR, 2.50%, 10/01/31	6,983
4,467,784	FN AS4168 30YR, 4.00%, 12/01/44	4,876
2,974,778	FN AS4885 30YR, 3.50%, 5/01/45	3,201
6,317,260	FN AS7170 30YR, 3.50%, 5/01/46	6,767
5,132,819	FN AS8305 30YR, 3.00%, 11/01/46	5,465
2,339,255	FN AS8592 15YR, 2.50%, 1/01/32	2,469
4,805,750	FN AS8710 15YR, 2.50%, 2/01/32	5,080
4,870,810	FN AS8807 30YR, 3.50%, 2/01/47	5,181
4,904,169	FN AY4200 30YR, 3.00%, 5/01/45	5,220
4,060,925	FN BE9567 30YR, 3.50%, 4/01/47	4,331
2,889,027	FN BJ9215 30YR, 4.00%, 6/01/48	3,086
2,917,641	FN BK4740 30YR, 4.00%, 8/01/48	3,114
4,520,635	FN BM2007 30YR, 4.00%, 9/01/48	4,819
809,129	FN BM4862 15YR, 3.00%, 8/01/31	855
1,825,853	FN BM5108 15YR, 3.00%, 2/01/33	1,928
4,896,524	FN BO4708 30YR, 3.00%, 11/01/49	5,178

30   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,786,252	FN CA2469 30YR, 4.00%, 10/01/48	$4,039
6,236,580	FN FM1717 30YR, 3.50%, 12/01/45	6,731
959,606	FN MA2671 30YR, 3.50%, 7/01/46	1,025
3,330,691	FN MA2868 15YR, 2.50%, 1/01/32	3,491
2,718,397	FN MA3155 15YR, 3.00%, 10/01/32	2,870
6,654,183	FN MA3238 30YR, 3.50%, 1/01/48	7,069
8,207,713	FN MA3356 30YR, 3.50%, 5/01/48	8,705
7,881,374	FN MA3774 30YR, 3.00%, 9/01/49	8,335
2,846,344	FN MA3870 30YR, 2.50%, 12/01/49	2,962
6,705,344	FN MA3871 30YR, 3.00%, 12/01/49	7,091
1,205,289	FR ZA4718 30YR, 3.00%, 10/01/46	1,283
1,875,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 9/25/49 (a)(b)	1,612
1,000,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.14%, 1/25/49 (a)(b)	900
821,513	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 4/25/49 (a)(b)	747
3,540,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.89%, 2/25/49 (a)(b)	3,142
1,865,986	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%), 1.69%, 10/25/29	1,854
803,846	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.300%), 1.79%, 4/25/29	802
1,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42	898
1,241,755	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.000%), 10.49%, 7/25/29	736
1,684,687	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.74%, 12/25/28	1,475
4,265,548	G2 4853 30YR, 4.00%, 11/20/40	4,724
1,869,876	G2 5115 30YR, 4.50%, 7/20/41	2,060
102,677	G2 5140 30YR, 4.50%, 8/20/41	113
1,398,706	G2 5175 30YR, 4.50%, 9/20/41	1,541
4,508,267	G2 5258 30YR, 3.50%, 12/20/41	4,943
3,320,403	G2 MA2522 30YR, 4.00%, 1/20/45	3,632
4,721,329	G2 MA3663 30YR, 3.50%, 5/20/46	5,085
8,313,526	G2 MA3802 30YR, 3.00%, 7/20/46	8,889
2,016,562	G2 MA4510 30YR, 3.50%, 6/20/47	2,148
5,704,260	G2 MA6409 30YR, 3.00%, 1/20/50	6,086
7,360,000	G2SF, 3.00%, 30YR TBA (h)	7,835
6,400,000	G2SF, 3.50%, 30YR TBA (h)	6,789
3,588,746	GN 783716 30YR, 3.00%, 2/15/43	3,840
1,465,474	GN 784182 30YR, 4.50%, 8/15/46	1,619
1,026,289	GN AA5452 30YR, 3.50%, 7/15/42	1,101
61,460	HarborView Mortgage Loan Trust 2004-10, 3.87%, 1/19/35	58
165,142	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	127
1,492,404	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (b)(i)	1,519

Principal or Shares	Security Description	Value (000)
19,735	Landmark Mortgage Securities No 1 PLC, (3 mo. LIBOR GBP + 0.220%), 0.73%, 6/17/38 GBP (c)(g)	$23
2,500,000	Madison Avenue Trust 2013-650M 144A, 4.17%, 10/12/32 (b)(i)	2,504
15,837,509	Morgan Stanley Capital I Trust 2018-H3, 0.99%, 7/15/51	786
18,825	Morgan Stanley Mortgage Loan Trust 2004-5AR, 3.70%, 7/25/34	18
1,560,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.74%, 10/15/49 (a)(b)	1,206
6,000,000	Multifamily Connecticut Avenue Securities Trust 2020-01 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 3/25/50 (a)(b)	4,887
367,282	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(i)	374
655,743	New Residential Mortgage Loan Trust 2014-3 144A, 3.75%, 11/25/54 (b)(i)	673
1,424,096	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57 (b)(i)	1,511
64,925	Prime Mortgage Trust 2005-4, 5.00%, 10/25/35	63
1,236,450	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	889
4,456,143	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.74%, 2/25/47 (a)(b)	4,270
3,325,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.89%, 2/25/47 (a)(b)	2,498
1,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.99%, 2/25/47 (a)(b)	595
421	Structured Asset Mortgage Investments Trust 2003-CL1, 2.65%, 7/25/32	—
408,131	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 3.61%, 7/25/37	333
Total Mortgage Backed (Cost - $289,890)		294,078
Municipal (2%)
3,900,000	California Health Facilities Financing Authority, 2.86%, 6/01/31	3,852
1,150,000	California Pollution Control Financing Authority 144A, 7.50%, 12/01/39 (b)	182
2,600,000	City of Portland OR, 7.70%, 6/01/22	2,791
770,000	State Board of Administration Finance Corp., 3.00%, 7/01/20	772
4,000,000	State of California, 3.38%, 4/01/25	4,351
1,495,000	State of California, 7.55%, 4/01/39	2,517
1,000,000	State of Washington, 1.70%, 7/01/20	1,000
365,000	University of California, 3.26%, 5/15/24	390
Total Municipal (Cost - $15,501)		15,855
U.S. Treasury (18%)
34,340,000	U.S. Treasury Bill, 0.05%, 5/05/20 (j)	34,340
1,395,000	U.S. Treasury Bond, 2.00%, 2/15/50	1,646
16,814,000	U.S. Treasury Bond, 2.38%, 11/15/49	21,370
18,520,000	U.S. Treasury Bond, 3.00%, 2/15/49 (k)(l)	26,247
10,324,378	U.S. Treasury Inflation Indexed Bonds, 0.13%, 10/15/24	10,564
1,095,000	U.S. Treasury Note, 0.25%, 4/15/23	1,096
15,995,000	U.S. Treasury Note, 1.38%, 1/31/25	16,771

Semi-Annual Report    31

          Payden Core Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,318,000	U.S. Treasury Note, 1.50%, 11/30/21	$1,345
1,956,000	U.S. Treasury Note, 1.50%, 1/15/23	2,023
3,555,000	U.S. Treasury Note, 1.50%, 2/28/23	3,682
10,830,000	U.S. Treasury Note, 1.50%, 1/31/27	11,550
6,740,000	U.S. Treasury Note, 1.50%, 2/15/30	7,301
6,205,000	U.S. Treasury Note, 1.63%, 11/15/22	6,425
3,145,000	U.S. Treasury Note, 2.50%, 1/15/22	3,268
4,550,000	U.S. Treasury Note, 2.75%, 9/30/20	4,600
14,686,000	U.S. Treasury Note, 2.75%, 8/31/23	15,895
Total U.S. Treasury (Cost - $156,574)		168,123
Investment Company (2%)
14,973,414	Payden Cash Reserves Money Market Fund * (Cost - $14,973)	14,973
Total Investments (Cost - $948,427) (103%)		964,723
Liabilities in excess of Other Assets (-3%)		(25,278)
Net Assets (100%)		$939,445

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(e)	Perpetual security with no stated maturity date.
(f)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $1,893 and the total market value of the collateral held by the Fund is $1,903. Amounts in 000s.

(g)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(h)	Security was purchased on a delayed delivery basis.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Yield to maturity at time of purchase.
(k)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(l)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 1,669	USD 1,807	Citibank, N.A.	06/23/2020	$24
USD 15,943	EUR 14,308	Citibank, N.A.	06/23/2020	246
USD 6,608	CAD 9,091	HSBC Bank USA, N.A.	06/23/2020	76
USD 2,423	BRL 10,729	State Street Bank & Trust Co.	05/06/2020	451
USD 1,997	BRL 10,729	State Street Bank & Trust Co.	08/06/2020	36

				833

Liabilities:
BRL 10,729	USD 2,009	State Street Bank & Trust Co.	05/06/2020	(37)
USD 8,108	EUR 7,433	Citibank, N.A.	06/23/2020	(46)
USD 2,242	PLN 9,372	Citibank, N.A.	07/28/2020	(16)

				(99)

Net Unrealized Appreciation (Depreciation)				$734

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	116	Jun-20	$21,000	$1,774	$1,774
U.S. Treasury 10-Year Note Future	245	Jun-20	34,070	1,569	1,569
U.S. Treasury 2-Year Note Future	419	Jun-20	92,360	1,439	1,439

					4,782

Short Contracts:
U.S. 10-Year Ultra Future	251	Jun-20	(39,415)	(2,249)	(2,249)

Total Futures					$2,533

32   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	06/20/2025	$20,000	$(944)	$(1,051)	$107

High Yield Series 34 Index), Pay 5% Quarterly, Receive upon credit default

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,893
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,893)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    33

                Payden Corporate  Bond Fund

The Fund seeks a high level of total return that is consistent with the preservation of capital by generally investing 80% of its assets in investment grade corporate bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Banking	21%
Healthcare	9%
Utility	9%
Insurance	7%
Financial Services	7%
Other	47%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Corporate Bond (97%)
Automotive (4%)
1,780,000	American Honda Finance Corp., 3.55%, 1/12/24	$1,855
2,700,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (a)	2,678
730,000	Ford Motor Co., 7.45%, 7/16/31	615
740,000	Ford Motor Co., 8.50%, 4/21/23	733
1,020,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	933
1,025,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	929
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	532
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	358
1,200,000	General Motors Co., 6.75%, 4/01/46	1,117
2,450,000	General Motors Financial Co. Inc., 4.20%, 3/01/21	2,434
920,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.390%), 1.70%, 7/13/20 (a)(b)	912
1,920,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.630%), 1.83%, 9/21/21 (a)(b)	1,768
1,705,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (a)	1,789
1,815,000	ZF North America Capital Inc. 144A, 4.75%, 4/29/25 (a)	1,696

		18,349

Banking (21%)
1,180,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (a)	1,246
1,800,000	Bank of America Corp., (3 mo. LIBOR USD + 0.870%), 2.46%, 10/22/25 (b)	1,844
1,600,000	Bank of America Corp., (3 mo. LIBOR USD + 0.970%), 3.46%, 3/15/25 (b)	1,694
370,000	Bank of America Corp., (3 mo. LIBOR USD + 0.780%), 3.55%, 3/05/24 (b)	390
975,000	Bank of America Corp., (3 mo. LIBOR USD + 1.060%), 3.56%, 4/23/27 (b)	1,053
2,100,000	Bank of America Corp., 4.00%, 1/22/25	2,272
2,340,000	Bank of America NA, (3 mo. LIBOR USD + 0.650%), 3.34%, 1/25/23 (b)	2,418
2,275,000	Bank of Montreal, (5 yr. Swap Semi 30/360 USD + 1.280%), 4.34%, 10/05/28 (b)	2,390
1,840,000	Bank of New Zealand 144A, 3.50%, 2/20/24 (a)	1,933
2,000,000	Bank of Nova Scotia, 3.40%, 2/11/24	2,131
1,400,000	Barclays PLC, (3 mo. LIBOR USD + 2.452%), 2.85%, 5/07/26 (b)	1,400
850,000	BNZ International Funding Ltd. 144A, 3.38%, 3/01/23 (a)	886
1,830,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	1,905
2,340,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (b)	2,070
850,000	Citibank NA, 3.65%, 1/23/24	915

Principal or Shares	Security Description	Value (000)

425,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (b)	$436
1,203,000	Citigroup Inc., (3 mo. LIBOR USD + 0.722%), 3.14%, 1/24/23 (b)	1,232
2,600,000	Comerica Inc., 4.00%, 2/01/29	2,758
250,000	Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	278
2,200,000	Discover Bank, 2.70%, 2/06/30	2,020
2,745,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (a)	2,760
3,300,000	Fifth Third Bancorp, 2.38%, 1/28/25	3,356
1,030,000	First Midwest Bancorp Inc., 5.88%, 9/29/26	1,047
2,300,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	2,292
600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	607
1,115,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,189
300,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	318
2,000,000	Goldman Sachs Group Inc., 3.85%, 7/08/24	2,139
2,600,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	2,785
1,590,000	Huntington Bancshares Inc., 2.55%, 2/04/30	1,539
800,000	Huntington Bancshares Inc., 4.00%, 5/15/25	871
1,500,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 0.935%), 2.78%, 4/25/23 (b)	1,537
915,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.460%), 3.11%, 4/22/41 (b)	953
910,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 2.440%), 3.11%, 4/22/51 (b)	947
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD +0.610%), 3.51%, 6/18/22 (b)	819
1,700,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (b)	1,842
1,870,000	Lloyds Banking Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.000%), 2.44%, 2/05/26 (b)	1,871
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (a)	529
1,025,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.372%), 3.76%, 11/28/28 (a)(b)	1,070
910,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (b)	922
2,000,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (b)	2,061
3,000,000	Morgan Stanley, 4.10%, 5/22/23	3,171
830,000	Morgan Stanley, 5.00%, 11/24/25	939
2,850,000	National Securities Clearing Corp. 144A, 1.50%, 4/23/25 (a)	2,867
2,140,000	PNC Financial Services Group Inc., 2.60%, 7/23/26	2,238
2,175,000	Regions Financial Corp., 3.80%, 8/14/23	2,300
2,740,000	Royal Bank of Canada, 3.70%, 10/05/23	2,940

34   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	$436
975,000	Standard Chartered PLC 144A, (3 mo. LIBOR USD + 1.209%), 2.82%, 1/30/26 (a)(b)	972
670,000	State Street Corp. 144A, (U.S. Secured Overnight Financing Rate + 2.650%), 3.15%, 3/30/31 (a)(b)	736
1,600,000	State Street Corp., (3 mo. LIBOR USD + 0.770%), 3.78%, 12/03/24 (b)	1,735
1,527,000	Sumitomo Mitsui Financial Group Inc., 2.44%, 10/19/21	1,549
735,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	750
1,000,000	Synchrony Bank, 3.00%, 6/15/22	982
1,415,000	Truist Bank, 4.05%, 11/03/25	1,586
2,450,000	UBS Group AG 144A, (3 mo. LIBOR USD + 1.468%), 3.13%, 8/13/30 (a)(b)	2,559
1,000,000	Wachovia Corp., 5.50%, 8/01/35	1,254
2,000,000	Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 2.530%), 3.07%, 4/30/41 (b)	1,991
2,450,000	Wells Fargo & Co., 3.75%, 1/24/24	2,619
1,350,000	Westpac Banking Corp., (USD Swap Rate 11:00 am NY 1 + 2.236%), 4.32%, 11/23/31 (b)	1,434

		95,783

Basic Industry (5%)
2,000,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (a)	1,992
650,000	Aviation Capital Group LLC 144A, 2.88%, 1/20/22 (a)	563
1,120,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (a)	916
2,160,000	Carrier Global Corp. 144A, 3.58%, 4/05/50 (a)	1,957
1,735,000	Caterpillar Financial Services Corp., 3.65%, 12/07/23	1,886
2,000,000	CNH Industrial Capital LLC, 3.88%, 10/15/21	2,025
465,000	DAE Funding LLC 144A, 4.50%, 8/01/22 (a)	417
1,500,000	DuPont de Nemours Inc., 4.21%, 11/15/23	1,623
1,485,000	GATX Corp., 4.35%, 2/15/24	1,584
2,348,000	General Electric Co., 6.75%, 3/15/32	2,916
1,125,000	Jabil Inc., 3.60%, 1/15/30	1,054
1,280,000	Otis Worldwide Corp. 144A, (3 mo. LIBOR USD + 0.450%), 2.09%, 4/05/23 (a)(b)	1,246
880,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 4.45%, 1/29/26 (a)	943
685,000	Raytheon Technologies Corp., 4.13%, 11/16/28	796
600,000	Raytheon Technologies Corp., 4.63%, 11/16/48	807
1,500,000	Raytheon Technologies Corp., 6.70%, 8/01/28	1,931
1,485,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (a)	1,479

		24,135

Consumer Goods (6%)
740,000	Anheuser-Busch InBev Worldwide Inc., 8.00%, 11/15/39	1,148
904,000	Anheuser-Busch InBev Worldwide Inc., 8.20%, 1/15/39	1,364
445,000	Bacardi Ltd. 144A, 5.30%, 5/15/48 (a)	501
2,320,000	Coca-Cola Co., 2.60%, 6/01/50	2,325
1,455,000	Conagra Brands Inc., 4.60%, 11/01/25	1,627

Principal or Shares	Security Description	Value (000)

1,670,000	Keurig Dr Pepper Inc., 3.13%, 12/15/23	$1,757
731,000	Keurig Dr Pepper Inc., 3.20%, 11/15/21	746
195,000	Land O’ Lakes Inc. 144A, 6.00%, 11/15/22 (a)	202
2,600,000	Land O’ Lakes Inc. 144A, 7.00% (a)(c)	2,339
900,000	Mars Inc. 144A, 4.13%, 4/01/54 (a)	1,127
1,050,000	Mondelez International Inc., 1.50%, 5/04/25	1,044
690,000	Nestle Holdings Inc. 144A, 3.35%, 9/24/23 (a)	740
690,000	Nestle Holdings Inc. 144A, 3.50%, 9/24/25 (a)	766
1,230,000	NIKE Inc., 2.75%, 3/27/27	1,326
1,850,000	NIKE Inc., 3.38%, 3/27/50	2,080
1,645,000	PepsiCo Inc., 2.88%, 10/15/49	1,772
1,920,000	Smithfield Foods Inc. 144A, 5.20%, 4/01/29 (a)	2,004
1,600,000	Sysco Corp., 3.30%, 2/15/50	1,341
1,350,000	Tyson Foods Inc., 5.10%, 9/28/48	1,758

		25,967

Energy (5%)
3,000,000	EQM Midstream Partners LP, 6.50%, 7/15/48	2,417
1,070,000	Exxon Mobil Corp., 1.57%, 4/15/23	1,085
900,000	Exxon Mobil Corp., 2.99%, 3/19/25	962
1,000,000	Hess Corp., 7.30%, 8/15/31	941
750,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	886
400,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 2.50%, 1/15/23 (b)	366
2,260,000	Midwest Connector Capital Co. LLC 144A, 4.63%, 4/01/29 (a)	2,296
1,700,000	Nexen Inc., 7.88%, 3/15/32	2,574
2,000,000	Occidental Petroleum Corp., 3.20%, 8/15/26	1,450
275,000	ONEOK Inc., 4.25%, 2/01/22	276
800,000	ONEOK Partners LP, 6.65%, 10/01/36	764
113,000	Ras Laffan Liquefied Natural Gas Co. Ltd. II 144A, 5.30%, 9/30/20 (a)	115
400,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	400
1,545,000	Saudi Arabian Oil Co. 144A, 4.38%, 4/16/49 (a)	1,581
2,500,000	Sinopec Group Overseas Development 2013 Ltd. 144A, 4.38%, 10/17/23 (a)	2,698
1,800,000	Williams Cos. Inc., 7.88%, 9/01/21	1,915
2,200,000	Williams Cos. Inc., 8.75%, 3/15/32	2,866

		23,592

Financial Services (7%)
925,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.13%, 7/03/23	870
830,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 10/01/25	731
2,250,000	Air Lease Corp., 2.30%, 2/01/25	1,954
1,000,000	Aircastle Ltd., 4.13%, 5/01/24	878
1,795,000	Ally Financial Inc., 3.88%, 5/21/24	1,773
1,851,000	American Express Co., 8.15%, 3/19/38	2,875
1,000,000	Ares Capital Corp., 3.50%, 2/10/23	952
875,000	Ares Capital Corp., 3.63%, 1/19/22	862
1,200,000	BlackRock Inc., 1.90%, 1/28/31	1,203
135,000	Block Financial LLC, 4.13%, 10/01/20	136
975,000	Brookfield Finance Inc., 4.70%, 9/20/47	990
2,100,000	Capital One Financial Corp., 3.30%, 10/30/24	2,144
201,000	Carlyle Holdings Finance LLC 144A, 3.88%, 2/01/23 (a)	210
2,025,000	Equifax Inc., 3.10%, 5/15/30	2,047
2,180,000	FS KKR Capital Corp., 4.75%, 5/15/22	2,082

Semi-Annual Report    35

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

3,775,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (a)	$3,094
1,000,000	International Lease Finance Corp., 4.63%, 4/15/21	983
1,400,000	KKR Group Finance Co. III LLC 144A, 5.13%, 6/01/44 (a)	1,540
1,155,000	Low Income Investment Fund, 3.71%, 7/01/29	1,162
620,000	Mastercard Inc., 3.85%, 3/26/50	777
2,550,000	Owl Rock Capital Corp., 3.75%, 7/22/25	2,318
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (a)	2,060
250,000	Synchrony Financial, 3.75%, 8/15/21	251

		31,892

Healthcare (9%)
700,000	AbbVie Inc. 144A, 2.30%, 11/21/22 (a)	718
2,160,000	AbbVie Inc. 144A, 2.95%, 11/21/26 (a)	2,284
685,000	AbbVie Inc., 3.75%, 11/14/23	738
920,000	AbbVie Inc. 144A, 4.25%, 11/21/49 (a)	1,073
1,285,000	Advocate Health & Hospitals Corp., 3.83%, 8/15/28	1,449
3,120,000	Amgen Inc., 3.15%, 2/21/40	3,279
300,000	Anthem Inc., 2.95%, 12/01/22	312
1,195,000	AstraZeneca PLC, 3.50%, 8/17/23	1,284
700,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (a)	744
700,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (a)	757
1,645,000	Bristol-Myers Squibb Co. 144A, 2.90%, 7/26/24 (a)	1,783
1,625,000	Bristol-Myers Squibb Co. 144A, 4.25%, 10/26/49 (a)	2,131
2,270,000	Centene Corp. 144A, 3.38%, 2/15/30 (a)	2,294
1,500,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 1.49%, 9/17/21 (b)	1,475
700,000	Cigna Corp., 4.13%, 11/15/25	786
895,000	Cigna Corp., 4.90%, 12/15/48	1,157
2,050,000	DH Europe Finance II Sarl, 3.40%, 11/15/49	2,303
110,000	Dignity Health, 3.13%, 11/01/22	110
740,000	Dignity Health, 4.50%, 11/01/42	774
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	224
880,000	Pfizer Inc., 2.63%, 4/01/30	957
2,250,000	Roche Holdings Inc. 144A, 3.63%, 9/17/28 (a)(d)	2,618
1,350,000	RWJ Barnabas Health Inc., 3.48%, 7/01/49	1,378
640,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	650
2,000,000	Takeda Pharmaceutical Co. Ltd., 4.40%, 11/26/23	2,197
420,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	328
850,000	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 4/15/24	850
885,000	Toledo Hospital, 5.75%, 11/15/38	1,010
2,175,000	Toledo Hospital, 6.02%, 11/15/48	2,320
2,000,000	UnitedHealth Group Inc., 3.88%, 8/15/59	2,446

		40,429

Insurance (7%)
800,000	American Financial Group Inc., 4.50%, 6/15/47	758

Principal or Shares	Security Description	Value (000)

700,000	Aon Corp., 6.25%, 9/30/40	$1,017
2,730,000	Athene Global Funding 144A, 2.95%, 11/12/26 (a)	2,667
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,065
1,400,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (a)	1,542
1,550,000	High Street Funding Trust I 144A, 4.11%, 2/15/28 (a)	1,678
2,115,000	Jackson National Life Global Funding 144A, 2.65%, 6/21/24 (a)	2,169
1,800,000	Lincoln National Corp., 7.00%, 6/15/40	2,406
2,317,000	Manulife Financial Corp., (USD Swap Rate 11:00 am NY1 + 1.647%), 4.06%, 2/24/32 (b)	2,386
305,000	Marsh & McLennan Cos. Inc., 3.50%, 12/29/20	310
1,030,000	Marsh & McLennan Cos. Inc., 3.88%, 3/15/24	1,122
228,000	Massachusetts Mutual Life Insurance Co. 144A, 3.73%, 10/15/70 (a)	233
1,175,000	Metropolitan Life Global Funding I 144A, 3.60%, 1/11/24 (a)	1,269
725,000	Nationwide Financial Services Inc. 144A, 5.30%, 11/18/44 (a)	842
1,731,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39 (a)	2,889
1,265,000	New York Life Insurance Co. 144A, 5.88%, 5/15/33 (a)	1,728
500,000	New York Life Insurance Co. 144A, 6.75%, 11/15/39 (a)	757
1,700,000	Ohio National Life Insurance Co. 144A, 6.88%, 6/15/42 (a)	1,927
450,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39 (a)	767
1,665,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (a)	1,691
550,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44 (a)	706
2,000,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (a)	3,070
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	981

		33,980

Media (2%)
1,705,000	Comcast Corp., 3.95%, 10/15/25	1,922
3,825,000	Comcast Corp., 6.50%, 11/15/35	5,798
1,760,000	Fox Corp., 5.58%, 1/25/49	2,413
475,000	Walt Disney Co., 9.50%, 7/15/24	608

		10,741

Real Estate (3%)
630,000	Digital Realty Trust LP, 3.63%, 10/01/22	648
1,140,000	Healthpeak Properties Inc., 3.40%, 2/01/25	1,175
555,000	iStar Inc., 4.75%, 10/01/24	466
900,000	Kimco Realty Corp., 4.25%, 4/01/45	836
890,000	Meritage Homes Corp., 6.00%, 6/01/25	914
800,000	National Retail Properties Inc., 3.90%, 6/15/24	817
1,967,000	Service Properties Trust, 3.95%, 1/15/28	1,526
1,200,000	Simon Property Group LP, 6.75%, 2/01/40	1,548
360,000	Toll Brothers Finance Corp., 4.88%, 11/15/25	366
2,750,000	Ventas Realty LP, 4.88%, 4/15/49	2,655
800,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	799

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

770,000	WEA Finance LLC 144A, 4.13%, 9/20/28 (a)	$745
980,000	WEA Finance LLC 144A, 4.63%, 9/20/48 (a)	904

		13,399

Retail (3%)
1,100,000	Alimentation Couche-Tard Inc. 144A, 2.95%, 1/25/30 (a)	1,083
1,550,000	Costco Wholesale Corp., 1.60%, 4/20/30	1,543
870,000	Costco Wholesale Corp., 1.75%, 4/20/32	864
1,550,000	Home Depot Inc., 3.35%, 4/15/50	1,721
2,000,000	Home Depot Inc., 4.50%, 12/06/48	2,592
1,325,000	Lowe’s Cos. Inc., 5.13%, 4/15/50	1,737
840,000	McDonald’s Corp., 4.20%, 4/01/50	1,005
970,000	Target Corp., 2.65%, 9/15/30	1,043
260,000	TJX Cos. Inc., 3.50%, 4/15/25	281
1,555,000	Walmart Inc., 3.25%, 7/08/29	1,776

		13,645

Service (2%)
2,185,000	American University, 3.67%, 4/01/49	2,395
1,850,000	California Institute of Technology, 3.65%, 9/01/2119	1,906
1,540,000	Georgetown University, 4.32%, 4/01/49	1,857
1,180,000	President & Fellows of Harvard College, 2.52%, 10/15/50	1,241

		7,399

Technology (5%)
2,000,000	Apple Inc., 4.65%, 2/23/46	2,720
2,155,000	Broadcom Inc. 144A, 3.63%, 10/15/24 (a)	2,275
1,400,000	Dell International LLC/EMC Corp. 144A, 4.90%, 10/01/26 (a)	1,450
835,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (a)	1,046
2,300,000	International Business Machines Corp., 1.70%, 5/15/27	2,296
1,050,000	Lam Research Corp., 2.88%, 6/15/50	1,047
2,800,000	Microsoft Corp., 3.75%, 2/12/45	3,441
1,425,000	NVIDIA Corp., 3.50%, 4/01/50	1,651
1,275,000	NXP BV/NXP Funding LLC/NXP USA Inc. 144A, 3.40%, 5/01/30 (a)	1,280
2,100,000	Oracle Corp., 3.60%, 4/01/50	2,406
1,050,000	Texas Instruments Inc., 1.75%, 5/04/30	1,054

		20,666

Telecommunications (7%)
1,600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 1.96%, 6/12/24 (b)	1,569
970,000	AT&T Inc., 3.60%, 2/17/23	1,021
1,700,000	AT&T Inc., 4.85%, 3/01/39	1,972
3,000,000	AT&T Inc., 5.45%, 3/01/47	3,818
1,000,000	AT&T Inc., 6.40%, 5/15/38	1,309
1,760,000	British Telecommunications PLC 144A, 4.25%, 11/08/49 (a)	1,954
1,500,000	Deutsche Telekom International Finance BV, 8.75%, 6/15/30	2,222
735,000	JD.com Inc., 3.38%, 1/14/30	762
1,350,000	JD.com Inc., 4.13%, 1/14/50	1,335
2,475,000	Orange SA, 9.00%, 3/01/31	3,936
146,250	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (a)	147

Principal or Shares	Security Description	Value (000)

2,500,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 5.15%, 3/20/28 (a)	$2,768
1,100,000	TELUS Corp., 4.60%, 11/16/48	1,305
300,000	Tencent Holdings Ltd. 144A, 3.98%, 4/11/29 (a)	339
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	1,215
2,063,000	Verizon Communications Inc., 4.75%, 11/01/41	2,709
280,000	Verizon Communications Inc., 4.86%, 8/21/46	381
2,000,000	Vodafone Group PLC, 5.25%, 5/30/48	2,508

		31,270

Transportation (2%)
1,462,136	American Airlines 2019-1 Class A Pass-Through Trust, 3.50%, 2/15/32	1,028
1,526,135	American Airlines 2019-1 Class AA Pass-Through Trust, 3.15%, 2/15/32	1,316
246,353	Continental Airlines 2007-1 Class B Pass-Through Trust, 6.90%, 4/19/22	230
2,100,000	Ryder System Inc., 3.65%, 3/18/24	2,164
1,900,000	Union Pacific Corp., 4.30%, 3/01/49	2,310
1,760,000	United Parcel Service Inc., 3.40%, 9/01/49	1,965

		9,013

Utility (9%)
1,425,000	Abu Dhabi National Energy Co. PJSC 144A, 4.38%, 4/23/25 (a)	1,523
1,485,000	Alliant Energy Finance LLC 144A, 3.75%, 6/15/23 (a)	1,576
1,680,000	Ameren Corp., 2.50%, 9/15/24	1,742
1,050,000	Basin Electric Power Cooperative 144A, 4.75%, 4/26/47 (a)	1,263
244,000	Berkshire Hathaway Energy Co., 6.13%, 4/01/36	344
1,660,000	CenterPoint Energy Inc., 3.85%, 2/01/24	1,778
1,650,000	Consolidated Edison Co. of New York Inc., 3.95%, 4/01/50	1,981
1,150,000	Consumers Energy Co., 4.35%, 4/15/49	1,574
1,750,000	Dominion Energy Gas Holdings LLC, 3.00%, 11/15/29	1,735
1,000,000	Dominion Energy Inc., 4.10%, 4/01/21	1,016
1,185,000	DTE Energy Co., 3.70%, 8/01/23	1,265
650,000	Duke Energy Corp., 3.75%, 9/01/46	740
1,250,000	Duke Energy Florida LLC, 4.20%, 7/15/48	1,604
1,620,000	Entergy Louisiana LLC, 4.00%, 3/15/33	1,944
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	522
1,210,000	Evergy Inc., 2.90%, 9/15/29	1,247
545,000	Fortis Inc., 3.06%, 10/04/26	555
1,150,000	Indianapolis Power & Light Co. 144A, 4.05%, 5/01/46 (a)	1,362
1,650,000	Interstate Power & Light Co., 3.50%, 9/30/49	1,804
660,000	KeySpan Gas East Corp. 144A, 5.82%, 4/01/41 (a)	883
1,180,000	National Rural Utilities Cooperative Finance Corp., 4.40%, 11/01/48	1,479
1,150,000	NextEra Energy Capital Holdings Inc., 3.25%, 4/01/26	1,247
1,000,000	NiSource Inc., 3.65%, 6/15/23	1,068
825,000	PSEG Power LLC, 3.85%, 6/01/23	878
348,657	Solar Star Funding LLC 144A, 3.95%, 6/30/35 (a)	355

Semi-Annual Report    37

            Payden Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,255,000	Tampa Electric Co., 4.45%, 6/15/49	$2,849
2,297,000	Tucson Electric Power Co., 4.85%, 12/01/48	2,939
2,605,000	Vistra Operations Co. LLC 144A, 4.30%, 7/15/29 (a)	2,598

		39,871

Total Corporate Bond (Cost - $420,311)		440,131

Foreign Government (1%)
3,075,000	Ontario Teachers’ Finance Trust 144A, 1.38%, 4/15/25 (a) (Cost - $3,067)	3,113

Municipal (2%)
1,200,000	Bay Area Toll Authority, 3.55%, 4/01/54	1,263
2,400,000	Chicago O’Hare International Airport, 4.47%, 1/01/49	2,570
1,950,000	Foothill-Eastern Transportation Corridor Agency, 3.92%, 1/15/53	2,012
1,050,000	Michigan Finance Authority, 5.02%, 11/01/43	1,303
1,000,000	Rutgers The State University of New Jersey, 4.15%, 5/01/48	1,054

Total Municipal (Cost - $7,600)		8,202

Investment Company (1%)
5,774,841	Payden Cash Reserves Money Market Fund * (Cost - $5,775)	5,775

Total Investments (Cost - $436,753) (101%)		457,221
Liabilities in excess of Other Assets (-1%)		(2,431)

Net Assets (100%)		$454,790

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(c)	Perpetual security with no stated maturity date.
(d)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $2,327 the total market value of the collateral held by the Fund is $2,400. Amounts in 000s.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Long Bond Future	45	Jun-20	$8,146	$ 389	$389
U.S. Treasury 10-Year Note Future	197	Jun-20	27,395	1,281	1,281
U.S. Treasury 2-Year Note Future	81	Jun-20	17,855	278	278

					1,948

Short Contracts:
U.S. 10-Year Ultra Future	58	Jun-20	(9,108)	(570)	(570)
U.S. Treasury 5-Year Note Future	128	Jun-20	(16,062)	(543)	(543)
U.S. Ultra Bond Future	60	Jun-20	(13,487)	(1,188)	(1,188)

					(2,301)

Total Futures					$(353)

38   Payden Mutual Funds

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Depreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	06/20/2025	$10,000	$483	$498	$(15)
High Yield Series 34 Index), Pay 5% Quarterly, Receive upon credit default

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$2,327
Non-cash Collateral[2]	(2,327)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    39

            Payden Strategic Income Fund

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.

Portfolio Composition - percent of investments
Corporate Bond	50%
Mortgage Backed	17%
Asset Backed	10%
U.S. Treasury	9%
Foreign Government	5%
Other	9%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
500,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 3.90%, 4/22/27 (a)(b)	$409
700,000	Blackrock European CLO VII DAC 144A, (3 mo. EURIBOR + 1.700%), 1.70%, 10/15/31 EUR (a)(b)(c)	711
347,738	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 2.07%, 7/18/27 (a)(b)	338
300,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 3.89%, 7/18/27 (a)(b)	242
450,000	BlueMountain CLO 2015-3 Ltd. 144A, (3 mo. LIBOR USD + 2.600%), 3.74%, 4/20/31 (a)(b)	344
230,000	CARS-DB4 LP 144A, 4.17%, 2/15/50 (b)	212
360,000	CARS-DB4 LP 144A, 4.95%, 2/15/50 (b)	304
590,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 3.35%, 6/09/30 (a)(b)	542
500,000	Cent CLO 17 Ltd. 144A, (3 mo. LIBOR USD + 2.800%), 3.56%, 4/30/31 (a)(b)	391
600,000	CIFC European Funding CLO II DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33 EUR (a)(b)(c)	645
400,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.92%, 4/24/31 (a)(b)	314
620,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 2.27%, 8/20/35 (a)(b)	552
293,893	Countrywide Asset-Backed Certificates, 4.57%, 10/25/46 (d)	288
500,000	Dryden 33 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 2.97%, 4/15/29 (a)(b)	484
400,000	Dryden XXVI Senior Loan Fund 144A, (3 mo. LIBOR USD + 5.540%), 6.76%, 4/15/29 (a)(b)	271
400,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 4.44%, 1/20/30 (a)(b)	340
500,000	LCM XXI LP 144A, (3 mo. LIBOR USD + 2.000%), 3.14%, 4/20/28 (a)(b)	465
490,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 5/15/36 (a)(b)	430
400,000	Man GLG Euro CLO 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 10/15/32 EUR (a)(b)(c)	435
800,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.96%, 6/15/28 (a)(b)	746
568,844	NP SPE II LLC 144A, 2.86%, 11/19/49(b)	575
400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.89%, 4/26/31 (a)(b)	312
600,000	OZLME V DAC 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32 EUR (a)(b)(c)	614

Principal or Shares	Security Description	Value (000)
408,975	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49 (b)	$290
500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 2.700%), 3.92%, 1/15/29 (a)(b)	460
400,000	Sound Point Euro CLO III Funding DAC 144A, (3 mo. EURIBOR + 0.950%), 0.95%, 4/15/33 EUR (a)(b)(c)	419
600,000	St Paul’s CLO XII DAC 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/33 EUR (a)(b)(c)	525
370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 2.21%, 7/15/38 (a)(b)	328
300,000	Voya Euro CLO III DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33 EUR (a)(b)(c)	314
430,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	404
445,500	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	454

Total Asset Backed (Cost - $14,689)		13,158

Bank Loans (e) (2%)
250,000	AI Convoy Luxembourg Sarl Term Loan B 1L, (3 mo. EURIBOR + 3.750%), 3.75%, 1/20/27 EUR (c)	260
675,032	Altice France SA Term Loan B11 1L, (LIBOR USD 1-Month + 2.750%), 3.15%, 7/31/25	622
473,905	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.16%, 8/17/23	469
300,000	Froneri Lux FinCo SARL Term Loan B 1L, (3 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	312
317,371	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.74%, 10/22/25	309
500,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 1-Month + 4.500%), 5.50%, 12/13/26	483
784,000	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 3.90%, 2/05/27	680
125,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.94%, 4/01/27	124

Total Bank Loans (Cost - $3,468)		3,259

Corporate Bond (50%)
Financial (21%)
435,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.00%, 10/01/21	416

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

145,000	Air Lease Corp., 2.30%, 2/01/25	$126
400,000	Aircastle Ltd., 5.50%, 2/15/22	382
770,000	Ares Capital Corp., 3.50%, 2/10/23	733
185,000	Ares Capital Corp., 3.63%, 1/19/22	182
230,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	243
445,000	Bank of America Corp., (3 mo. LIBOR USD + 1.021%), 2.88%, 4/24/23 (a)	455
270,000	Barclays PLC, 3.68%, 1/10/23	276
510,000	BBVA USA, 2.88%, 6/29/22	513
400,000	Canadian Imperial Bank of Commerce, 3.10%, 4/02/24	416
375,000	Charles Schwab Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38% (a)(f)	385
235,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80% (a)(f)(g)	185
400,000	Citigroup Inc., (3 mo. LIBOR USD + 0.950%), 2.88%, 7/24/23 (a)	410
130,000	Citigroup Inc., (3 mo. LIBOR USD + 4.478%), 6.13%, (a)(f)	126
420,000	Citizens Bank NA, 3.25%, 2/14/22	430
390,000	Comerica Bank, 2.50%, 7/23/24	397
450,000	Cooperatieve Rabobank UA, 4.63%, 12/01/23	480
335,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	335
830,000	Daimler Finance North America LLC 144A, 3.65%, 2/22/24 (b)	823
450,000	Diversified Healthcare Trust, 4.75%, 5/01/24	374
425,000	Enstar Group Ltd., 4.50%, 3/10/22	431
275,000	Equinix Inc., 2.88%, 10/01/25 EUR (c)	305
460,000	Federation des Caisses Desjardins du Quebec 144A, 2.05%, 2/10/25 (b)	463
470,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	518
700,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.235%), 2.93%, 2/15/23 (a)	592
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	563
415,000	FS KKR Capital Corp., 4.75%, 5/15/22	396
400,000	FS KKR Capital Corp.II 144A, 4.25%, 2/14/25 (b)	328
350,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 2.86%, 1/14/22 (a)	326
500,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.598%), 5.75% (a)(f)	398
400,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 1.110%), 2.10%, 4/26/22 (a)	398
215,000	Huntington Bancshares Inc., 2.55%, 2/04/30	208
475,000	International Lease Finance Corp., 4.63%, 4/15/21	467
500,000	Iron Mountain Inc., 5.75%, 8/15/24	494
550,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (a)	558
430,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	437
555,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	567

Principal or Shares	Security Description	Value (000)

430,000	Mitsubishi UFJ Financial Group Inc., 3.41%, 3/07/24	$452
235,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	238
500,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 1.000%), 3.92%, 9/11/24 (a)	533
580,000	Morgan Stanley, (3 mo. LIBOR USD + 0.930%), 2.03%, 7/22/22 (a)	576
500,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	499
320,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (b)	291
315,000	National Securities Clearing Corp. 144A, 1.50%, 4/23/25 (b)	317
345,000	Owl Rock Capital Corp., 3.75%, 7/22/25	314
450,000	Regions Bank, (3 mo. LIBOR USD + 0.500%), 2.21%, 8/13/21 (a)	445
235,000	Royal Bank of Canada, 1.60%, 4/17/23	236
450,000	Santander Holdings USA Inc., 3.24%, 10/05/26	436
310,000	Santander UK PLC, 3.75%, 11/15/21	319
500,000	SBA Communications Corp., 4.00%, 10/01/22	506
640,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	492
580,000	SLM Corp., 5.13%, 4/05/22	535
215,000	Standard Chartered PLC 144A, (3 mo. LIBOR USD + 1.209%), 2.82%, 1/30/26 (a)(b)	214
200,000	State Street Corp. 144A, (U.S. Secured Overnight Financing Rate + 2.690%), 2.83%, 3/30/23 (a)(b)	206
475,000	Sumitomo Mitsui Financial Group Inc., 2.78%, 7/12/22	486
335,000	Synchrony Financial, 2.85%, 7/25/22	326
485,000	Toronto-Dominion Bank, 2.65%, 6/12/24	507
1,030,000	Truist Bank, (3 mo. LIBOR USD + 0.500%), 3.53%, 10/26/21 (a)	1,041
505,000	VEREIT Operating Partnership LP, 4.60%, 2/06/24	504
500,000	Volkswagen Group of America Finance LLC 144A, 3.88%, 11/13/20 (b)	501
435,000	Wells Fargo Bank NA, (3 mo. LIBOR USD + 0.660%), 1.66%, 9/09/22 (a)	431
625,000	Zions Bancorp NA, 3.35%, 3/04/22	626

		26,167

Industrial (21%)
430,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	434
405,000	AbbVie Inc. 144A, 2.60%, 11/21/24 (b)	422
492,302	American Airlines 2019-1 Class A Pass-Through Trust, 3.50%, 2/15/32	346
400,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (b)	402
400,000	Ashland Services BV 144A, 2.00%, 1/30/28 EUR (b)(c)	412
600,000	AT&T Inc., (3 mo. LIBOR USD + 1.180%), 1.96%, 6/12/24 (a)	588
540,000	Aviation Capital Group LLC 144A, 3.88%, 5/01/23 (b)	442

Semi-Annual Report    41

            Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

725,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	$664
715,000	Bayer U.S. Finance II LLC 144A, (3 mo. LIBOR USD + 0.630%), 1.85%, 6/25/21 (a)(b)	703
350,000	Bayer U.S. Finance II LLC 144A, 3.50%, 6/25/21 (b)	357
500,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	540
580,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	581
565,000	Bristol-Myers Squibb Co. 144A, 2.90%, 7/26/24 (b)	612
185,000	Broadcom Inc. 144A, 3.13%, 10/15/22 (b)	192
300,000	Carrier Global Corp. 144A, 2.24%, 2/15/25 (b)	299
50,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	53
450,000	Centene Corp. 144A, 4.25%, 12/15/27 (b)	473
500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	468
500,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 1.49%, 9/17/21 (a)	492
266,000	Cigna Corp., 3.75%, 7/15/23	285
255,000	Costco Wholesale Corp., 1.38%, 6/20/27	257
500,000	Covanta Holding Corp., 5.88%, 3/01/24	495
275,000	Crown European Holdings SA, 2.88%, 2/01/26 EUR (c)(h)	305
300,000	DaVita Inc., 5.13%, 7/15/24	306
300,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	305
500,000	DH Europe Finance II Sarl, 2.20%, 11/15/24	514
315,000	DuPont de Nemours Inc., 2.17%, 5/01/23	317
292,000	Encompass Health Corp., 5.75%, 11/01/24	295
140,000	Equifax Inc., 2.60%, 12/15/25	142
385,000	GATX Corp., 4.35%, 2/15/24	411
500,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23	472
500,000	HCA Inc., 5.00%, 3/15/24	543
210,000	Home Depot Inc., 2.50%, 4/15/27	222
570,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	576
320,000	JD.com Inc., 3.38%, 1/14/30	332
210,000	Keurig Dr Pepper Inc., 4.06%, 5/25/23	225
200,000	Land O’ Lakes Inc. 144A, 7.00% (b)(f)	180
439,973	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	348
580,000	Lennar Corp., 4.75%, 11/29/27	597
500,000	Level 3 Financing Inc., 5.13%, 5/01/23	500
225,000	Lowe’s Cos. Inc., 5.00%, 4/15/40	280
530,000	Meritage Homes Corp., 5.13%, 6/06/27	510
375,000	Mylan NV, 3.15%, 6/15/21	377
195,000	Nissan Motor Acceptance Corp. 144A, (3 mo. LIBOR USD + 0.390%), 1.70%, 7/13/20 (a)(b)	193
775,000	Nissan Motor Acceptance Corp. 144A, 2.15%, 7/13/20 (b)	775
500,000	Northwell Healthcare Inc., 4.26%, 11/01/47	526
100,000	NXP BV/NXP Funding LLC/NXP USA Inc. 144A, 2.70%, 5/01/25 (b)	101
140,000	Open Text Corp. 144A, 3.88%, 2/15/28 (b)	138
175,000	Otis Worldwide Corp. 144A, 2.29%, 4/05/27 (b)	177
250,000	Pfizer Inc., 2.63%, 4/01/30	272
390,000	Prosus NV 144A, 3.68%, 1/21/30 (b)	392

Principal or Shares	Security Description	Value (000)

500,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23 (b)	$505
375,000	Ryder System Inc., 2.88%, 6/01/22	375
500,000	Service Corp. International, 5.38%, 5/15/24	510
355,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	361
100,000	Sirius XM Radio Inc. 144A, 4.63%, 5/15/23 (b)	101
450,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	463
885,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	881
500,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (b)	492
535,000	Tencent Holdings Ltd. 144A, 3.28%, 4/11/24 (b)	562
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	304
800,000	Teva Pharmaceutical Finance Netherlands II BV 144A, 6.00%, 1/31/25 EUR (b)(c)	911
130,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	127
815,000	Toledo Hospital, 5.33%, 11/15/28	845
450,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (b)	449
430,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	438

		27,172

Utility (8%)
400,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (b)	392
580,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (b)	495
450,000	CenterPoint Energy Inc., 3.60%, 11/01/21	464
285,000	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (b)	257
280,000	Consolidated Edison Co. of New York Inc., 3.35%, 4/01/30	309
800,000	Dominion Energy Inc., 4.10%, 4/01/21	813
200,000	DTE Energy Co., 3.70%, 8/01/23	214
430,000	Emera U.S. Finance LP, 2.70%, 6/15/21	433
270,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	271
300,000	Entergy Louisiana LLC, 5.00%, 7/15/44	313
355,000	EQM Midstream Partners LP, 4.75%, 7/15/23	337
615,000	EQT Corp., 3.00%, 10/01/22 (g)	583
200,000	Evergy Inc., 2.45%, 9/15/24	208
255,000	Exxon Mobil Corp., 1.57%, 4/15/23	258
560,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	359
755,000	Midwest Connector Capital Co. LLC 144A, 3.90%, 4/01/24 (b)	751
860,000	MPLX LP, (3 mo. LIBOR USD + 0.900%), 1.90%, 9/09/21 (a)	809
335,000	Occidental Petroleum Corp., 2.90%, 8/15/24	253
400,000	Petroleos Mexicanos 144A, 5.95%, 1/28/31 (b)	292
385,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (b)	315
735,000	Phillips 66 Partners LP, 2.45%, 12/15/24	708
380,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	372
200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	209

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

305,000	SM Energy Co., 6.13%, 11/15/22	$124
330,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	340
445,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (b)	449

		10,328

Total Corporate Bond (Cost - $65,206)		63,667

Foreign Government (5%)
830,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29 CAD (b)(c)	628
406,667	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	406
430,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	433
280,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (b)	290
500,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	497
360,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (b)	347
500,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29 CAD (c)	394
380,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (b)	290
290,000	Panama Government International Bond, 4.50%, 4/01/56	328
300,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (b)	310
510,000	Peruvian Government International Bond, 2.78%, 1/23/31	527
1,900,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN (c)	507
350,000	Senegal Government International Bond 144A, 4.75%, 3/13/28 EUR (b)(c)	333
294,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	286
300,000	Uruguay Government International Bond, 4.98%, 4/20/55	341

Total Foreign Government (Cost - $6,119)		5,917

Mortgage Backed (17%)
102,151	Alternative Loan Trust 2005-47CB, 5.50%, 10/25/35	83
127,875	Alternative Loan Trust 2005-54CB, 5.13%, 11/25/35	96
660,268	Alternative Loan Trust 2005-54CB, 5.50%, 11/25/35	525
235,692	Alternative Loan Trust 2007-9T1, 6.00%, 5/25/37	131
335,456	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%), 2.84%, 12/25/36 (a)	280
182,849	Banc of America Funding 2005-H Trust, 3.89%, 11/20/35 (d)	151
13,296,146	BANK 2018-BNK14, 0.67%, 9/15/60 (d)	414

Principal or Shares	Security Description	Value (000)

407,653	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	$303
420,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 2.86%, 11/15/35 (a)(b)	384
649,672	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 10/15/36 (a)(b)	636
156,744	CHL Mortgage Pass-Through Trust 2004-29, 2.78%, 2/25/35 (d)	124
9,627,196	Citigroup Commercial Mortgage Trust 2018-C6, 0.95%, 11/10/51 (d)	509
382,219	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39 (a)(b)	322
600,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 10/25/39 (a)(b)	528
510,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 3.46%, 5/15/36 (a)(b)	477
86,822	CSMC Mortgage-Backed Trust 2006-7, 6.00%, 8/25/36	59
213,676	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 1.44%, 10/25/29 (a)	213
497,578	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.74%, 1/25/29 (a)	426
771,335	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 12.24%, 10/25/28 (a)	690
497,827	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.74%, 9/25/28 (a)	460
1,241,661	FN BM2007 30YR, 4.00%, 9/01/48	1,324
1,407,410	FN MA2561 15YR, 3.00%, 3/01/31	1,489
1,242,031	FN MA3106 30YR, 3.00%, 8/01/47	1,315
290,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 9/25/49 (a)(b)	249
260,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 2/25/50 (a)(b)	197
391,580	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 10/25/48 (a)(b)	390
300,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.14%, 1/25/49 (a)(b)	270
300,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 5.75%, 9/25/47 (a)(b)	84
300,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 5.49%, 11/25/47 (a)(b)	85

Semi-Annual Report    43

            Payden Strategic Income Fund continued

Principal or Shares	Security Description	Value (000)

96,649	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 4/25/49 (a)(b)	$88
570,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.89%, 2/25/49 (a)(b)	506
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42 (a)	449
495,465	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 8.800%), 9.29%, 3/25/28 (a)	379
494,577	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 9.350%), 9.84%, 4/25/28 (a)	387
331,612	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 10.99%, 5/25/28 (a)	274
495,496	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.74%, 12/25/28 (a)	434
248,220	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.74%, 10/25/29 (a)	156
1,373,171	G2 MA3802 30YR, 3.00%, 7/20/46	1,468
320,195	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBORUSD + 0.350%), 0.84%, 3/25/35 (a)(b)	280
38,872	JP Morgan Mortgage Trust 2006-A4, 4.29%, 6/25/36 (d)	32
196,800	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (b)(d)	200
420,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.74%, 10/15/49 (a)(b)	325
1,050,000	Multifamily Connecticut Avenue Securities Trust 2020-01 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 3/25/50 (a)(b)	855
75,126	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (b)(d)	76
77,396	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (b)(d)	79
328,092	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (b)(d)	337
578,762	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(d)	614
104,282	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	94
152,666	RFMSI Series 2006-SA2 Trust, 5.04%, 8/25/36 (d)	109
1,000,000	Seasoned Credit Risk Transfer Trust Series 2016-1 144A, 3.00%, 9/25/55 (b)(d)	960
275,041	Sequoia Mortgage Trust 2017-CH1 144A, 3.50%, 8/25/47 (b)(d)	279

Principal or Shares	Security Description	Value (000)

660,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.89%, 2/25/47 (a)(b)	$496
300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.99%, 2/25/47 (a)(b)	137
189,763	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.72%, 9/25/36 (d)	168
482,176	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.81%, 2/25/37 (d)	432

Total Mortgage Backed (Cost - $24,426)		21,828

Municipal (4%)
910,000	California Health Facilities Financing Authority, 2.48%, 6/01/27	902
650,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/37 (b)	672
1,000,000	California Pollution Control Financing Authority 144A, 6.75%, 12/01/28 (b)	929
250,000	California Pollution Control Financing Authority 144A, 7.50%, 12/01/39 (b)	40
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/2114	336
1,500,000	Municipal Improvement Corp. of Los Angeles, 3.43%, 11/01/21	1,539
1,000,000	New York Transportation Development Corp., 5.00%, 7/01/41	1,021

Total Municipal (Cost - $5,641)		5,439

U.S. Treasury (10%)
4,310,000	U.S. Treasury Bill, 0.03%, 5/05/20 (i)	4,310
160,000	U.S. Treasury Bond, 2.00%, 2/15/50	189
1,613,184	U.S. Treasury Inflation Indexed Bonds, 0.13%, 10/15/24	1,651
700,000	U.S. Treasury Note, 1.38%, 8/31/26 (j)	739
4,160,000	U.S. Treasury Note, 1.50%, 2/15/30	4,506
770,000	U.S. Treasury Note, 2.75%, 7/31/23 (j)(k)	832

Total U.S. Treasury (Cost - $12,148)		12,227

Stocks (0%)
Preferred Stock (0%)
3,550	U.S. Bancorp, 6.50%
	(Cost - $102)	96

Investment Company (2%)
2,265,284	Payden Cash Reserves Money Market Fund *
	(Cost - $2,265)	2,265

Total Investments (Cost - $134,064) (100%)		127,856
Liabilities in excess of Other Assets (0%)		(47)

Net Assets (100%)		$127,809

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

44   Payden Mutual Funds

(f)	Perpetual security with no stated maturity date.
(g)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $768 and the total market value of the collateral held by the Fund is $779. Amounts in 000s.

(h)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(i)	Yield to maturity at time of purchase.
(j)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(k)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 570	USD 623	Citibank, N.A.	06/23/2020	$3
USD 5,969	EUR 5,316	Citibank, N.A.	06/23/2020	137
USD 1,037	CAD 1,427	HSBC Bank USA, N.A.	06/23/2020	12

				152

Liabilities:
USD 1,306	EUR 1,197	Citibank, N.A.	06/23/2020	(7)
USD 495	PLN 2,071	Citibank, N.A.	07/28/2020	(4)

				(11)

Net Unrealized Appreciation (Depreciation)				$141

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 5-Year Note Future	52	Jun-20	$6,525	$220	$220
U.S. Ultra Bond Future	8	Jun-20	1,798	188	188

					408

Short Contracts:
U.S. Treasury 10-Year Note Future	1	Jun-20	(139)	(6)	(6)

Total Futures					$402

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Protection Bought (Relevant Credit: Markit CDX, North America	06/20/2025	$6,500	$(308)	$(507)	$199
High Yield Series 34 Index), Pay 5% Quarterly, Receive upon credit default

Semi-Annual Report    45

            Payden Strategic Income Fund continued

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$768
Non-cash Collateral[2]	(768)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

46   Payden Mutual Funds

            Payden Absolute Return Bond Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing 80% of its assets in bonds or bond like securities.	Portfolio Composition - percent of investments
	Asset Backed	29%
	Mortgage Backed	27%
	Corporate	26%
	U.S. Treasury	8%
	Foreign Government	7%
	Other	3%

Schedule of Investments - April 30, 2020 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (29%)
316,428	Allegro CLO III Ltd. 144A, (3 mo. LIBOR USD + 0.840%), 2.63%, 7/25/27 (a)(b)	$311
600,000	Allegro CLO II-S Ltd. 144A, (3 mo. LIBOR USD + 1.080%), 2.19%, 10/21/28 (a)(b)	584
1,600,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 2.72%, 7/15/27 (a)(b)	1,538
4,350,000	ALM XVII Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 2.15%, 1/15/28 (a)(b)	4,279
1,600,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 0.930%), 2.07%, 7/18/27 (a)(b)	1,574
650,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 3.59%, 7/18/27 (a)(b)	545
700,000	Apres Static CLO Ltd. 144A, (3 mo. LIBOR USD + 1.750%), 2.97%, 1/15/27 (a)(b)	659
3,000,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 5/15/37 (a)(b)	2,644
1,700,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.700%), 2.51%, 5/15/37 (a)(b)	1,418
1,500,000	Arbor Realty Commercial Real Estate Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.750%), 2.56%, 9/15/34 (a)(b)	1,245
1,700,000	Atlas Senior Loan Fund Ltd. 144A, (3 mo. LIBOR USD + 1.300%), 2.48%, 1/16/30 (a)(b)	1,696
2,350,000	Avery Point VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.050%), 2.79%, 8/05/27 (a)(b)	2,309
795,761	Barings BDC Static CLO Ltd. 2019-1 144A, (3 mo. LIBOR USD + 1.020%), 2.24%, 4/15/27 (a)(b)	780
1,500,000	Barings BDC Static CLO Ltd. 2019-1 144A, (3 mo. LIBOR USD + 1.650%), 2.87%, 4/15/27 (a)(b)	1,432
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR USD + 3.250%), 4.39%, 7/20/28 (a)(b)	321
300,000	BDS 2019-FL3 Ltd. 144A, (1 mo. LIBOR USD + 1.400%), 2.15%, 12/15/35 (a)(b)	288
1,450,000	BDS 2019-FL3 Ltd. 144A, (1 mo. LIBOR USD + 2.700%), 3.45%, 12/15/35 (a)(b)	1,265
2,200,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.87%, 2/16/37 (a)(b)	2,036
2,350,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 2.07%, 2/16/37 (a)(b)	2,170

Principal or Shares	Security Description	Value (000)

2,100,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.800%), 2.52%, 2/16/37 (a)(b)	$1,877
450,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%), 0.85%, 4/15/30 EUR (a)(b)(c)	480
1,300,000	Blackrock European CLO V DAC, (3 mo. EURIBOR + 1.100%), 1.10%, 7/16/31 EUR (a)(c)(d)	1,270
2,030,931	BlueMountain CLO 2013-1 Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 2.37%, 1/20/29 (a)(b)	1,979
1,400,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD + 7.000%), 8.22%, 4/15/29 (a)(b)	1,018
600,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 9/15/35 (a)(b)	549
450,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 9/15/35 (a)(b)	372
400,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.100%), 2.91%, 9/15/35 (a)(b)	303
350,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 3.56%, 9/15/35 (a)(b)	232
439,612	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	473
1,741,493	CARS-DB4 LP 144A, 2.69%, 2/15/50 (b)	1,686
1,200,000	CARS-DB4 LP 144A, 3.19%, 2/15/50 (b)	1,171
2,800,000	CARS-DB4 LP 144A, 4.17%, 2/15/50 (b)	2,579
800,000	CARS-DB4 LP 144A, 4.52%, 2/15/50 (b)	709
970,000	CARS-DB4 LP 144A, 4.95%, 2/15/50 (b)	820
1,410,000	Cedar Funding II CLO Ltd. 144A, (3 mo. LIBOR USD + 1.230%), 2.23%, 6/09/30 (a)(b)	1,377
1,950,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.090%), 2.23%, 10/20/28 (a)(b)	1,902
500,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.74%, 10/20/28 (a)(b)	470
1,925,000	Cent CLO 17 Ltd. 144A, (3 mo. LIBOR USD + 2.800%), 3.56%, 4/30/31 (a)(b)	1,504
350,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.92%, 4/24/31 (a)(b)	275
5,660,000	CIFC Funding 2014-II-R Ltd. 144A, (3 mo. LIBOR USD + 1.050%), 2.07%, 4/24/30 (a)(b)	5,460
2,325,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 0.860%), 1.85%, 10/25/27 (a)(b)	2,275
700,000	CIFC Funding 2015-V Ltd. 144A, (3 mo. LIBOR USD + 2.950%), 3.94%, 10/25/27 (a)(b)	588
1,100,000	Clarinda Park CLO DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 11/15/29 EUR (a)(b)(c)	1,193

Semi-Annual Report    47

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,450,000	Clarinda Park CLO DAC 144A, (3 mo. EURIBOR + 1.600%), 1.60%, 11/15/29 EUR (a)(b)(c)	$1,513
250,000	Columbia Cent CLO 27 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.59%, 10/25/28 (a)(b)	236
911,053	CoreVest American Finance 2018-2 Trust 144A, 4.03%, 11/15/52 (b)	944
404,103	Countrywide Asset-Backed Certificates, 4.57%, 10/25/46 (e)	396
300,000	CVC Cordatus Loan Fund III DAV 144A, (3 mo. EURIBOR + 2.550%), 2.55%, 8/15/32 EUR (a)(b)(c)	255
1,661,750	DB Master Finance LLC 144A, 3.63%, 11/20/47 (b)	1,649
694,750	DB Master Finance LLC 144A, 3.79%, 5/20/49 (b)	705
2,204,475	Domino’s Pizza Master Issuer LLC 144A, 3.08%, 7/25/47 (b)	2,209
1,200,000	Drive Auto Receivables Trust 2018-1, 3.81%, 5/15/24	1,210
3,700,000	Drive Auto Receivables Trust 2019-2, 3.69%, 8/17/26	3,612
1,000,000	Drive Auto Receivables Trust 2019-3, 3.18%, 10/15/26	958
1,086,250	Driven Brands Funding LLC 144A, 4.64%, 4/20/49 (b)	1,065
888,150	Driven Brands Funding LLC 144A, 5.22%, 7/20/45 (b)	908
1,650,000	Dryden 36 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 2.97%, 4/15/29 (a)(b)	1,596
650,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31 EUR (a)(b)(c)	697
945,000	First Investors Auto Owner Trust 2019-1 144A, 3.55%, 4/15/25 (b)	879
2,000,000	First Investors Auto Owner Trust 2019-2 144A, 2.80%, 12/15/25 (b)	1,880
1,256,621	Galaxy XXIX CLO Ltd. 144A, (3 mo. LIBOR USD + 0.790%), 2.48%, 11/15/26 (a)(b)	1,233
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 2/22/36 (a)(b)	482
600,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 2/22/36 (a)(b)	542
800,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.900%), 2.71%, 2/22/36 (a)(b)	748
1,700,000	Grand Avenue CRE 2019-FL1 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 6/15/37 (a)(b)	1,595
2,800,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 2.36%, 9/15/28 (a)(b)	2,638
250,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 9/15/28 (a)(b)	230

Principal or Shares	Security Description	Value (000)

2,450,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 3.46%, 9/15/28 (a)(b)	$2,170
2,100,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.180%), 1.99%, 9/15/37 (a)(b)	1,929
2,300,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.400%), 3.21%, 9/15/37 (a)(b)	1,917
2,000,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 3.56%, 9/15/37 (a)(b)	1,592
2,300,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR USD + 1.950%), 3.08%, 4/17/30 (a)(b)	2,168
1,000,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 2.79%, 1/20/30 (a)(b)	957
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 2.64%, 7/25/27 (a)(b)	476
2,300,000	Henley CLO I DAC 144A, (3 mo. EURIBOR + 1.140%), 1.14%, 7/15/32 EUR (a)(b)(c)	2,420
1,300,000	Henley CLO I DAC 144A, (3 mo. EURIBOR + 1.800%), 1.80%, 7/15/32 EUR (a)(b)(c)	1,347
1,000,000	Hunt CRE 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.000%), 1.81%, 8/15/34 (a)(b)	966
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 8/15/28 (a)(b)	231
450,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.350%), 3.16%, 8/15/28 (a)(b)	389
2,400,000	ICG U.S. CLO 2015-2R Ltd. 144A, (3 mo. LIBOR USD + 1.370%), 3.08%, 1/16/33 (a)(b)	2,302
400,000	ICG U.S. CLO 2017-1 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 2.54%, 4/28/29 (a)(b)	374
606,660	Invitation Homes 2018-SFR3 Trust 144A, (1 mo. LIBOR USD + 1.000%), 1.75%, 7/17/37 (a)(b)	594
150,935	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 2.09%, 4/21/25 (a)(b)	150
250,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 2.59%, 4/21/25 (a)(b)	242
550,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.85%, 6/15/36 (a)(b)	530
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 2.10%, 6/15/36 (a)(b)	278
200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD +1.600%), 2.35%, 6/15/36 (a)(b)	180
200,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 2.000%), 2.75%, 6/15/36 (a)(b)	173
1,500,000	LCM XVIII LP 144A, (3 mo. LIBOR USD + 1.240%), 2.46%, 7/15/27 (a)(b)	1,472
950,000	LCM XVIII LP 144A, (3 mo. LIBOR USD + 1.750%), 2.97%, 7/15/27 (a)(b)	916
750,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 2.18%, 10/20/27 (a)(b)	740

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

800,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR USD + 1.400%), 1.97%, 12/22/35 (a)(b)	$708
1,200,000	LoanCore 2018-CRE1 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 1.94%, 5/15/28 (a)(b)	1,118
1,300,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 5/15/36 (a)(b)	1,141
755,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 2.09%, 4/19/30 (a)(b)	739
1,340,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.99%, 4/19/30 (a)(b)	1,127
3,250,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.02%, 1/15/28 (a)(b)	3,178
1,050,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.96%, 6/15/28 (a)(b)	980
150,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 2.36%, 6/15/28 (a)(b)	127
706,205	Neuberger Berman CLO XVI-S Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 2.07%, 1/15/28 (a)(b)	692
3,500,000	Neuberger Berman Loan Advisers CLO 24 Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 2.16%, 4/19/30 (a)(b)	3,388
1,000,000	NLY Commercial Mortgage Trust 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 2/15/36 (a)(b)	889
4,511,520	NP SPE II LLC 144A, 2.86%, 11/19/49 (b)	4,558
2,350,000	OCP CLO 2013-4 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 2.47%, 4/24/29 (a)(b)	2,208
400,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.89%, 4/26/31 (a)(b)	312
350,000	Octagon Investment Partners 25 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 1.94%, 10/20/26 (a)(b)	346
735,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 2.07%, 7/15/27 (a)(b)	724
1,100,000	OneMain Financial Issuance Trust 2019-1 144A, 4.22%, 2/14/31 (b)	957
2,181,757	OZLM VII Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 2.14%, 7/17/29 (a)(b)	2,115
450,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.36%, 4/30/27 (a)(b)	435
1,950,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 3.35%, 5/21/29 (a)(b)	1,833
3,150,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 3.150%), 4.85%, 5/21/29 (a)(b)	2,609
2,250,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 1.350%), 3.03%, 2/20/28 (a)(b)	2,123
2,900,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 2.500%), 4.18%, 2/20/28 (a)(b)	2,411
800,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 4.850%), 6.53%, 2/20/28 (a)(b)	515

Principal or Shares	Security Description	Value (000)

748,600	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	$721
1,970,000	Planet Fitness Master Issuer LLC 144A, 4.67%, 9/05/48 (b)	1,826
400,000	Progress Residential 2018-SFR3 Trust 144A, 4.08%, 10/17/35 (b)	406
1,250,000	Progress Residential 2019-SFR2 Trust 144A, 3.79%, 5/17/36 (b)	1,244
2,350,000	Progress Residential 2019-SFR4 Trust 144A, 2.94%, 10/17/36 (b)	2,329
1,800,000	Providus CLO IV DAC 144A, (3 mo. EURIBOR + 1.450%), 1.45%, 7/20/31 EUR (a)(b)(c)(f)	1,945
1,850,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.250%), 2.47%, 1/15/29 (a)(b)	1,805
1,500,000	Regatta Funding LP 2013-2A 144A, (3 mo. LIBOR USD + 1.850%), 3.07%, 1/15/29 (a)(b)	1,419
850,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 2.18%, 12/20/28 (a)(b)	834
300,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 2.000%), 3.12%, 12/20/28 (a)(b)	274
2,250,000	RR 6 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.82%, 4/15/30 (a)(b)	2,200
1,200,000	Santander Drive Auto Receivables Trust 2019-2, 3.22%, 7/15/25	1,150
440,938	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%), 2.06%, 10/20/27 (a)(b)	433
2,950,000	St Paul’s CLO IX DAC, (3 mo. EURIBOR + 0.820%), 0.82%, 11/15/30 EUR (a)(c)(d)	3,107
553,746	Starwood Waypoint Homes 2017-1 Trust 144A, (1 mo. LIBOR USD + 0.950%), 1.76%, 1/17/35 (a)(b)	545
1,700,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 7/15/38 (a)(b)	1,602
3,061,097	Symphony CLO XIV Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 2.26%, 7/14/26 (a)(b)	3,016
2,050,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 2.10%, 4/15/28 (a)(b)	2,020
500,000	Symphony CLO XVII Ltd., (3 mo. LIBOR USD + 2.650%), 3.87%, 4/15/28 (a)(d)	426
450,000	Symphony CLO XVII Ltd. 144A, (3 mo. LIBOR USD + 2.650%), 3.87%, 4/15/28 (a)(b)	387
3,357,500	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	3,443
204,182	Thacher Park CLO Ltd. 144A, (3 mo. LIBOR USD + 1.160%), 2.30%, 10/20/26 (a)(b)	203
193,369	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%), 2.09%, 10/15/27 (a)(b)	190
1,000,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.130%), 1.88%, 11/15/37 (a)(b)	952
250,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 3.05%, 11/15/37 (a)(b)	197
900,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 2.11%, 4/15/29 (a)(b)	876

Semi-Annual Report    49

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

764,080	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 2.10%, 4/15/27 (a)(b)	$745
2,300,000	Venture XXIV CLO Ltd. 144A, (3 mo. LIBOR USD + 1.180%), 2.32%, 10/20/28 (a)(b)	2,214
2,800,000	Voya CLO 2019-1 Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 2.28%, 4/15/31 (a)(b)	2,713
2,443,750	Wendy’s Funding LLC 144A, 3.57%, 3/15/48 (b)	2,345
888,750	Wendy’s Funding LLC 144A, 3.78%, 6/15/49 (b)	864
550,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	550
4,600,000	Westlake Automobile Receivables Trust 2019-1 144A, 3.67%, 3/15/24 (b)	4,555
3,400,000	Westlake Automobile Receivables Trust 2019-3 144A, 2.72%, 11/15/24 (b)	3,204
4,800,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	4,506
841,500	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	858
Total Asset Backed (Cost - $214,196)		201,686

Bank Loans (g) (2%)
1,695,750	1011778 BC ULC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 11/19/26	1,600
662,853	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 1.750%), 3.20%, 6/01/24	647
1,994,911	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.65%, 1/02/25	1,872
1,058,855	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 2.16%, 2/01/27	1,022
1,300,000	Elanco Animal Health Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.75%, 2/04/27	1,260
900,000	Froneri Lux FinCo SARL Term Loan B 1L, (3 mo. EURIBOR + 2.625%), 2.63%, 1/31/27 EUR (c)	935
1,994,987	HCA Inc. Term Loan B13 1L, (LIBOR USD 1-Month + 1.750%), 1.75%, 3/18/26	1,953
96,000	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 2.24%, 6/21/26	92
1,940,565	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.47%, 4/03/25	1,866
1,800,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.94%, 4/01/27	1,791
1,293,282	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 6/27/23	1,200
1,960,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 2.53%, 11/01/23	1,911
1,732,412	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 5/30/25	1,600
Total Bank Loans (Cost - $18,412)		17,749

Corporate Bond (27%)
850,000	ACI Worldwide Inc. 144A, 5.75%, 8/15/26 (b)	852

Principal or Shares	Security Description	Value (000)

2,230,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	$2,299
450,000	ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (d)	464
1,100,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.50%, 5/15/21	1,068
430,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (b)	428
978,000	Allergan Sales LLC 144A, 4.88%, 2/15/21 (b)	1,012
1,000,000	Allergan Sales LLC 144A, 5.00%, 12/15/21 (b)	1,048
500,000	Allison Transmission Inc. 144A, 5.88%, 6/01/29 (b)	488
1,900,000	Anheuser-Busch InBev Worldwide Inc., 4.15%, 1/23/25	2,119
1,000,000	Anthem Inc., 2.95%, 12/01/22	1,039
1,000,000	ANZ New Zealand Int’l Ltd. 144A, 3.40%, 3/19/24 (b)	1,061
1,150,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23 (b)	1,214
270,000	Ashtead Capital Inc. 144A, 4.13%, 8/15/25 (b)	268
1,100,000	AT&T Inc., 0.25%, 3/04/26 EUR (c)	1,164
2,000,000	AT&T Inc., 4.13%, 2/17/26	2,206
270,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	278
800,000	Aviation Capital Group LLC 144A, (3 mo. LIBOR USD + 0.950%), 2.53%, 6/01/21 (a)(b)	741
880,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	807
2,200,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	2,141
1,600,000	Banco Bradesco SA 144A, 3.20%, 1/27/25 (b)	1,532
690,000	Banco de Credito del Peru 144A, 2.70%, 1/11/25 (b)	675
1,200,000	Banco de Sabadell SA, 1.75%, 5/10/24 EUR (c)(d)	1,212
1,060,000	Banco Internacional del Peru SAA Interbank 144A, 3.25%, 10/04/26 (b)	1,019
1,200,000	Banco Santander SA, 2.71%, 6/27/24	1,234
440,000	Bank of America Corp., (3 mo. LIBOR USD + 1.160%), 3.12%, 1/20/23 (a)	452
1,350,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%), 4.61%, 2/15/23 (a)	1,404
1,000,000	Bausch Health Cos. Inc. 144A, 5.50%, 11/01/25 (b)	1,044
1,200,000	Bayer U.S. Finance II LLC 144A, 3.88%, 12/15/23 (b)	1,276
1,300,000	Becton Dickinson Euro Finance Sarl, 0.63%, 6/04/23 EUR (c)	1,398
2,550,000	BPCE SA 144A, 2.38%, 1/14/25 (b)	2,543
185,000	Bristol-Myers Squibb Co. 144A, 2.75%, 2/15/23 (b)	195
1,400,000	Bristol-Myers Squibb Co. 144A, 2.90%, 7/26/24 (b)	1,518
1,700,000	CaixaBank SA, 1.75%, 10/24/23 EUR (c)(d)	1,869
1,300,000	Carrier Global Corp. 144A, 2.24%, 2/15/25 (b)	1,294
240,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.00%, 3/01/23 (b)	243
1,055,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	1,129
1,000,000	Centene Corp. 144A, 3.38%, 2/15/30 (b)	1,011

50   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

480,000	Centene Corp., 4.75%, 5/15/22	$487
600,000	CenterPoint Energy Inc., 2.50%, 9/01/24	619
550,000	CenterPoint Energy Inc., 3.60%, 11/01/21	567
1,500,000	CenturyLink Inc., 5.80%, 3/15/22	1,543
1,800,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 7/23/22	1,898
320,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	347
900,000	Chubb INA Holdings Inc., 0.30%, 12/15/24 EUR (c)	963
860,000	Cigna Corp., 3.40%, 9/17/21	885
987,000	Cigna Corp., 3.75%, 7/15/23	1,056
700,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	619
1,800,000	Citigroup Inc., (U.S. Secured Overnight Financing Rate + 0.867%), 2.31%, 11/04/22 (a)	1,817
750,000	Citigroup Inc., 2.70%, 10/27/22	769
300,000	Citigroup Inc., 2.75%, 4/25/22	307
1,200,000	Citigroup Inc., 2.90%, 12/08/21	1,225
1,200,000	Comcast Corp., 3.10%, 4/01/25	1,298
350,000	Comcast Corp., 3.70%, 4/15/24	384
210,000	Covanta Holding Corp., 5.88%, 3/01/24	208
695,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25 (a)(b)	694
1,600,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	1,664
600,000	CSC Holdings LLC 144A, 5.38%, 7/15/23 (b)	610
550,000	CSC Holdings LLC, 6.75%, 11/15/21	577
1,200,000	Danaher Corp., 1.70%, 3/30/24 EUR (c)	1,370
750,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	762
750,000	DH Europe Finance II Sarl, 0.20%, 3/18/26 EUR (c)	803
650,000	Dollar Tree Inc., 3.70%, 5/15/23	682
1,350,000	Dominion Energy Inc., 2.72%, 8/15/21	1,363
395,000	DTE Energy Co., 2.53%, 10/01/24	403
706,000	Encompass Health Corp., 5.75%, 11/01/24	713
1,500,000	Enel Finance International NV 144A, 4.63%, 9/14/25 (b)	1,641
205,000	Energy Transfer Operating LP, 3.60%, 2/01/23	200
250,000	Energy Transfer Operating LP, 4.20%, 9/15/23	246
325,000	Energy Transfer Operating LP, 4.25%, 3/15/23	323
1,400,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22	1,404
2,140,000	EQM Midstream Partners LP, 4.75%, 7/15/23	2,032
150,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	167
500,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 EUR (c)	550
400,000	Fidelity National Information Services Inc., 2.60%, 5/21/25 GBP (c)	521
1,800,000	Fiserv Inc., 2.75%, 7/01/24	1,886
1,600,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	1,762
800,000	Ford Motor Co., 8.50%, 4/21/23	792
1,350,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	1,223
1,400,000	Ford Motor Credit Co. LLC, 3.34%, 3/18/21	1,351

Principal or Shares	Security Description	Value (000)

700,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	$635
1,600,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	1,311
1,950,000	General Motors Financial Co. Inc., 2.90%, 2/26/25	1,772
1,350,000	General Motors Financial Co. Inc., 3.55%, 7/08/22	1,307
700,000	Goldman Sachs Group Inc., (3 mo. LIBOR USD + 0.821%), 2.88%, 10/31/22 (a)	712
1,700,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	1,812
600,000	Goldman Sachs Group Inc., 3.63%, 2/20/24	637
581,000	Goldman Sachs Group Inc., 5.75%, 1/24/22	622
640,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23	604
1,000,000	Grifols SA 144A, 1.63%, 2/15/25 EUR (b)(c)	1,074
200,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 1.055%), 3.26%, 3/13/23 (a)	205
1,200,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 0.987%), 3.95%, 5/18/24 (a)	1,275
900,000	Humana Inc., 2.90%, 12/15/22	930
155,000	Husky Energy Inc., 3.95%, 4/15/22	152
1,800,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	1,818
1,300,000	Indonesia Asahan Aluminium Persero PT 144A, 5.71%, 11/15/23 (b)	1,331
330,000	ING Groep NV, 4.10%, 10/02/23	354
340,000	International Lease Finance Corp., 4.63%, 4/15/21	334
1,205,000	Iron Mountain Inc., 5.75%, 8/15/24	1,191
2,250,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (b)	2,176
1,700,000	Itau Unibanco Holding SA 144A, 3.25%, 1/24/25 (b)	1,655
1,000,000	John Deere Capital Corp., 1.20%, 4/06/23	1,010
2,100,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.850%), 2.08%, 4/22/26 (a)	2,132
800,000	JPMorgan Chase & Co., (3 mo. LIBOR USD + 1.000%), 4.02%, 12/05/24 (a)	867
445,000	Level 3 Financing Inc., 5.13%, 5/01/23	445
1,300,000	Lowe’s Cos. Inc., 4.00%, 4/15/25	1,444
1,250,000	Macquarie Bank Ltd. 144A, 2.10%, 10/17/22 (b)	1,263
1,715,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.023%), 3.19%, 11/28/23 (a)(b)	1,752
1,450,000	Mastercard Inc., 3.30%, 3/26/27	1,619
450,000	Meritage Homes Corp., 7.00%, 4/01/22	462
250,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	240
2,000,000	Mitsubishi UFJ Financial Group Inc., 2.19%, 2/25/25	2,018
1,200,000	Mitsubishi UFJ Financial Group Inc., 2.62%, 7/18/22	1,226
410,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	420
700,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%), 0.64%, 7/26/24 EUR (a)(c)	761
1,500,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (a)	1,520

Semi-Annual Report    51

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

440,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	$439
1,300,000	Muthoot Finance Ltd. 144A, 4.40%, 9/02/23 (b)	1,121
800,000	National Bank of Canada 144A, 2.15%, 10/07/22 (b)	812
1,400,000	NIKE Inc., 2.40%, 3/27/25	1,476
1,180,000	Nissan Motor Acceptance Corp. 144A, 3.15%, 3/15/21 (b)	1,145
300,000	Nordea Bank Abp 144A, 4.88%, 5/13/21 (b)	308
1,100,000	Occidental Petroleum Corp., 2.60%, 8/13/21	1,034
1,150,000	Occidental Petroleum Corp., 2.70%, 8/15/22	1,006
210,000	ONEOK Inc., 4.25%, 2/01/22	211
1,455,000	ONEOK Partners LP, 5.00%, 9/15/23	1,460
1,200,000	Otis Worldwide Corp. 144A, 2.06%, 4/05/25 (b)	1,226
900,000	Park Aerospace Holdings Ltd. 144A, 5.25%, 8/15/22 (b)	831
950,000	PayPal Holdings Inc., 2.20%, 9/26/22	968
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.45%, 7/01/24 (b)	1,038
575,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 3.65%, 7/29/21 (b)	583
443,000	Petrobras Global Finance BV, 5.30%, 1/27/25	433
900,000	Petroleos Mexicanos, 3.50%, 1/30/23	799
750,000	Petroleos Mexicanos, 3.75%, 2/21/24 EUR (c)(d)	705
1,550,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (b)	1,268
1,800,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	1,761
1,200,000	Post Holdings Inc. 144A, 5.00%, 8/15/26 (b)	1,191
1,300,000	PTC Inc. 144A, 3.63%, 2/15/25 (b)	1,288
1,150,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (b)	1,168
1,240,000	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23 (b)	1,253
1,850,000	Ryder System Inc., 2.50%, 9/01/24	1,815
1,700,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	1,784
460,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	481
455,000	SBA Communications Corp., 4.00%, 10/01/22	460
2,800,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (b)	2,875
220,000	Service Corp. International, 5.38%, 5/15/24	224
1,100,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	1,146
400,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (b)	296
1,300,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	999
1,230,000	Sirius XM Radio Inc. 144A, 4.63%, 5/15/23 (b)	1,244
200,000	SMBC Aviation Capital Finance DAC 144A, 4.13%, 7/15/23 (b)	202
340,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	332
787,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	792
850,000	Standard Industries Inc. 144A, 2.25%, 11/21/26 EUR (b)(c)	802

Principal or Shares	Security Description	Value (000)

1,300,000	State Street Corp. 144A, (U.S. Secured Overnight Financing Rate + 2.690%), 2.83%, 3/30/23 (a)(b)	$1,337
1,520,000	Sumitomo Mitsui Financial Group Inc., 2.45%, 9/27/24	1,551
526,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	514
1,000,000	Sysco Corp., 5.65%, 4/01/25	1,123
300,000	Takeda Pharmaceutical Co. Ltd. 144A, 1.13%, 11/21/22 EUR (b)(c)	331
650,000	Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21	679
1,470,000	Tenet Healthcare Corp., 4.63%, 7/15/24	1,458
750,000	TerraForm Power Operating LLC 144A, 4.25%, 1/31/23 (b)	773
800,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	864
1,315,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,286
1,000,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	924
1,400,000	Thermo Fisher Scientific Inc., 4.13%, 3/25/25	1,581
1,400,000	T-Mobile USA Inc. 144A, 3.50%, 4/15/25 (b)	1,487
300,000	T-Mobile USA Inc., 6.50%, 1/15/24	309
1,500,000	UBS Group AG 144A, 3.49%, 5/23/23 (b)	1,545
90,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	91
2,050,000	Ventas Realty LP, 3.50%, 4/15/24	2,075
2,000,000	VeriSign Inc., 5.25%, 4/01/25	2,204
785,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (b)	792
250,000	Vodafone Group PLC, 3.75%, 1/16/24	270
1,250,000	Volkswagen Group of America Finance LLC 144A, 4.00%, 11/12/21 (b)	1,271
900,000	Volkswagen Group of America Finance LLC 144A, 4.25%, 11/13/23 (b)	944
2,100,000	Wells Fargo & Co., (3 mo. LIBOR USD + 0.750%), 2.16%, 2/11/26 (a)	2,114
1,500,000	Welltower Inc., 4.00%, 6/01/25	1,544
1,500,000	Worldline SA, 0.25%, 9/18/24 EUR (c)(d)	1,575
Total Corporate Bond (Cost - $186,311)		185,180

Foreign Government (7%)
1,068,000	Dominican Republic International Bond 144A, 5.88%, 4/18/24 (b)	1,038
1,900,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	1,895
1,266,667	Dominican Republic International Bond, 7.50%, 5/06/21 (d)	1,264
1,700,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (b)	1,698
800,000	Egypt Government International Bond, 6.13%, 1/31/22 (d)	799
1,560,000	El Salvador Government International Bond, 7.75%, 1/24/23 (d)	1,357
2,400,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (d)	2,418

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,600,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	$2,622
800,000	Georgia Government International Bond, 6.88%, 4/12/21 (d)	807
2,491,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	2,568
1,910,000	Guatemala Government Bond, 5.75%, 6/06/22 (d)	1,969
1,600,000	Honduras Government International Bond 144A, 7.50%, 3/15/24 (b)	1,552
900,000	Honduras Government International Bond, 7.50%, 3/15/24 (d)	873
1,700,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	1,692
1,150,000	Honduras Government International Bond, 8.75%, 12/16/20 (d)	1,144
1,500,000	Indonesia Government International Bond, 0.90%, 2/14/27 EUR (c)	1,476
1,550,000	Kazakhstan Government International Bond 144A, 1.55%, 11/09/23 EUR (b)(c)	1,672
2,235,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (b)	2,000
2,120,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (b)	2,094
200,000	Mongolia Government International Bond, 10.88%, 4/06/21 (d)	198
1,670,000	Nigeria Government International Bond 144A, 6.38%, 7/12/23 (b)	1,441
2,020,000	Nigeria Government International Bond, 6.75%, 1/28/21 (d)	1,920
1,300,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (b)	1,235
1,500,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/21 (b)	1,516
1,800,000	Peruvian Government International Bond, 2.39%, 1/23/26	1,840
1,590,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (b)	1,561
1,926,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (b)	1,797
990,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	964
250,000	Senegal Government International Bond, 8.75%, 5/13/21 (d)	243
600,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (b)	378
3,500,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	3,132
600,000	Sri Lanka Government International Bond 144A, 6.25%, 7/27/21 (b)	435
1,600,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (b)	1,532
1,400,000	Ukraine Government International Bond, 7.75%, 9/01/23 (d)	1,334
Total Foreign Government (Cost - $54,511)		50,464

Principal or Shares	Security Description	Value (000)
Mortgage Backed (27%)
513,739	Alternative Loan Trust 2005-56, (1 mo. LIBOR USD + 0.730%), 1.22%, 11/25/35 (a)	$472
1,515,398	Alternative Loan Trust 2006-25CB, 6.00%, 10/25/36	1,171
254,555	Alternative Loan Trust 2006-2CB, 6.00%, 3/25/36	182
196,001	Alternative Loan Trust 2006-45T1, 6.00%, 2/25/37	129
374,050	Alternative Loan Trust 2006-HY11, (1 mo. LIBOR USD + 0.120%), 0.61%, 6/25/36 (a)	329
697,552	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	491
808,527	Alternative Loan Trust 2007-15CB, 5.75%, 7/25/37	660
505,693	Alternative Loan Trust 2007-6, 5.75%, 4/25/47	400
161,516	American Home Mortgage Investment Trust 2006-3, (6 mo. LIBOR USD + 1.750%), 2.84%, 12/25/36 (a)	135
449,283	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.200%), 1.99%, 11/14/35 (a)(b)	407
249,602	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 2.19%, 11/14/35 (a)(b)	217
1,900,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 144A, 3.72%, 4/14/33 (b)(e)	1,925
115,927	Banc of America Funding 2005-H Trust, 3.89%, 11/20/35 (e)	95
4,995,905	BANK 2018-BNK13, 0.66%, 8/15/61 (e)	149
2,307,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 0.722%), 1.54%, 3/15/37 (a)(b)	2,193
1,808,000	BBCMS 2018-TALL Mortgage Trust 144A, (1 mo. LIBOR USD + 0.971%), 1.79%, 3/15/37 (a)(b)	1,689
312,547	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 0.950%), 1.70%, 8/15/35 (a)(b)	296
200,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 1.400%), 2.15%, 8/15/35 (a)(b)	176
148,425	Bear Stearns ALT-A Trust 2006-6, 3.91%, 11/25/36 (e)	127
94,898	Bear Stearns ARM Trust 2007-3, 4.04%, 5/25/47 (e)	85
9,932,558	Benchmark 2018-B4 Mortgage Trust, 0.69%, 7/15/51 (e)	307
420,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 11/15/35 (a)(b)	404
350,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.800%), 2.61%, 11/15/35 (a)(b)	327
1,995,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 2.050%), 2.86%, 11/15/35 (a)(b)	1,823
1,146,481	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 2.61%, 10/15/36 (a)(b)	1,099

Semi-Annual Report    53

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

2,054,111	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.81%, 10/15/36 (a)(b)	$1,949
3,343,902	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 3.11%, 10/15/36 (a)(b)	3,128
900,000	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 12/15/36 (a)(b)	856
1,200,000	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.81%, 12/15/36 (a)(b)	1,139
897,789	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 0.870%), 1.62%, 6/15/35 (a)(b)	876
550,000	BXMT 2017-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.950%), 2.70%, 6/15/35 (a)(b)	489
15,586,961	Cantor Commercial Real Estate Lending 2019-CF1, 1.30%, 5/15/52 (e)	1,150
1,096,252	CGDBB Commercial Mortgage Trust 2017-BIOC 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 7/15/32 (a)(b)	971
2,588,829	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 6/15/34 (a)(b)	2,292
1,593,125	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 3.16%, 6/15/34 (a)(b)	1,182
1,045,489	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 3.42%, 6/15/34 (a)(b)	723
150,475	CHL Mortgage Pass-Through Trust 2004-29, 2.78%, 2/25/35 (e)	119
108,763	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.49%, 3/20/36 (e)	97
163,499	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.43%, 2/25/47 (e)	138
1,400,000	COMM 2015-3BP Mortgage Trust 144A, 3.35%, 2/10/35 (b)(e)	1,261
9,377,117	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39 (a)(b)	7,891
657,467	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 2.94%, 7/25/31 (a)(b)	593
600,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 4.84%, 7/25/31 (a)(b)	336
1,300,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.64%, 8/25/31 (a)(b)	891
1,143,082	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 9/25/31 (a)(b)	1,051

Principal or Shares	Security Description	Value (000)

1,050,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.59%, 9/25/31 (a)(b)	$710
2,052,314	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 9/25/39 (a)(b)	2,042
2,200,000	Connecticut Avenue Securities Trust 2019-R06 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 9/25/39 (a)(b)	1,891
1,000,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 3.89%, 10/25/39 (a)(b)	536
1,800,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 1/25/40 (a)(b)	1,390
3,550,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 3.250%), 3.74%, 1/25/40 (a)(b)	1,634
750,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.49%, 1/25/40 (a)(b)	545
1,900,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.49%, 1/25/40 (a)(b)	857
2,350,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 0.980%), 1.79%, 5/15/36 (a)(b)	2,302
2,800,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 5/15/36 (a)(b)	2,624
2,250,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 3.46%, 5/15/36 (a)(b)	2,103
1,100,000	CSMC Trust 2017-MOON 144A, 3.30%, 7/10/34 (b)(e)	1,022
335,240	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36 (e)	318
177,601	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36 (e)	161
88,905	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	80
1,100,000	Exantas Capital Corp. 2019-RSO7 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 2.25%, 4/15/36 (a)(b)	1,006
890,307	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.600%), 1.09%, 7/25/30 (a)	888
28,183	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.650%), 1.14%, 5/25/30 (a)	28
16,045	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.850%), 1.34%, 11/25/29 (a)	16
19,885	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 1.300%), 1.79%, 4/25/29 (a)	20
889,586	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.000%), 2.49%, 3/25/31 (a)	810
1,228,521	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.100%), 2.59%, 3/25/31 (a)	1,104

54   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

3,900,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 2.64%, 10/25/30 (a)	$3,544
2,929,111	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 2.69%, 8/25/30 (a)	2,596
2,310,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.250%), 2.74%, 7/25/30 (a)	2,043
1,700,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.350%), 2.84%, 1/25/31 (a)	1,538
1,712,577	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.550%), 3.04%, 12/25/30 (a)	1,502
787,642	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 3.000%), 3.49%, 7/25/24 (a)	615
2,300,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 3.000%), 3.49%, 10/25/29 (a)	2,205
1,400,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.100%), 4.59%, 3/25/31 (a)	944
316,426	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 4.74%, 1/25/29 (a)	314
267,236	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 5.700%), 6.19%, 4/25/28 (a)	273
294,978	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 6.000%), 6.49%, 9/25/28 (a)	303
153,081	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 3.69%, 9/25/36 (e)	132
137,685	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	95
296,438	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 9/25/49 (a)(b)	296
4,100,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 9/25/49 (a)(b)	3,525
1,900,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.49%, 9/25/49 (a)(b)	1,178
800,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 7.500%), 7.99%, 9/25/49 (a)(b)	289
650,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 5.250%), 5.74%, 1/25/50 (a)(b)	180
1,300,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 2/25/50 (a)(b)	1,245
900,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 2/25/50 (a)(b)	683
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 2.99%, 2/25/50 (a)(b)	882
700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 5.29%, 2/25/50 (a)(b)	187

Principal or Shares	Security Description	Value (000)

1,650,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.39%, 1/25/50 (a)(b)	$1,101
700,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 5.100%), 5.59%, 1/25/50 (a)(b)	191
1,700,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 1.100%), 1.59%, 3/25/50 (a)(b)	1,635
2,300,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 3.100%), 3.59%, 3/25/50 (a)(b)	1,666
1,000,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.59%, 3/25/50 (a)(b)	498
1,300,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 7.600%), 8.09%, 3/25/50 (a)(b)	432
1,868,904	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 10/25/48 (a)(b)	1,859
4,150,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.79%, 10/25/48 (a)(b)	3,560
127,236	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 0.900%), 1.39%, 1/25/49 (a)(b)	127
2,800,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.14%, 1/25/49 (a)(b)	2,520
2,279,167	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 2.94%, 3/25/49 (a)(b)	2,001
550,000	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 4.350%), 4.84%, 3/25/49 (a)(b)	372
296,759	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 0.700%), 1.19%, 10/25/49 (a)(b)	295
1,878,865	Freddie Mac STACR Trust 2019-FTR2 144A, (1 mo. LIBOR USD + 0.950%), 1.44%, 11/25/48 (a)(b)	1,841
550,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 5.75%, 9/25/47 (a)(b)	153
600,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 5.49%, 11/25/47 (a)(b)	170
1,974,063	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.84%, 2/25/49 (a)(b)	1,818
1,643,027	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 4/25/49 (a)(b)	1,494

Semi-Annual Report    55

            Payden Absolute Return Bond Fund continued

Principal or Shares	Security Description	Value (000)

1,550,000	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 4.100%), 4.59%, 4/25/49 (a)(b)	$976
611,997	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 0.750%), 1.24%, 3/25/30 (a)	608
115,022	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.200%), 1.69%, 7/25/29 (a)	115
3,110,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.800%), 2.29%, 7/25/30 (a)	2,714
3,508,356	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 2.79%, 9/25/30 (a)	3,127
2,244,039	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.350%), 2.84%, 4/25/30 (a)	1,984
1,403,675	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.450%), 2.94%, 12/25/42 (a)	1,271
3,350,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.500%), 2.99%, 3/25/30 (a)	3,193
450,000	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.15%, 8/25/48 (b)(e)	346
42,535	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.15%, 8/25/48 (b)(e)	42
1,950,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42 (a)	1,458
1,251,027	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.74%, 10/25/29 (a)	788
245,649	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.440%), 0.93%, 6/25/45 (a)	203
1,557,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 7/15/32 (a)(b)	1,495
750,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 1.800%), 2.61%, 7/15/32 (a)(b)	719
1,150,000	GS Mortgage Securities Corp. Trust 2017-500K 144A, (1 mo. LIBOR USD + 2.500%), 3.31%, 7/15/32 (a)(b)	1,098
2,500,000	GS Mortgage Securities Corp. Trust 2019-SOHO 144A, (1 mo. LIBOR USD + 1.875%), 2.69%,6/15/36 (a)(b)	2,267
151,273	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 0.84%, 3/25/35 (a)(b)	132
216,139	GSMPS Mortgage Loan Trust 2005-RP3 144A, (1 mo. LIBOR USD + 0.350%), 0.84%, 9/25/35 (a)(b)	178
60,865	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%), 1.35%, 8/25/29 (a)	56

Principal or Shares	Security Description	Value (000)

326,318	IndyMac INDX Mortgage Loan Trust 2006-AR29, (1 mo. LIBOR USD + 0.250%), 0.74%, 11/25/36 (a)	$281
1,633,623	IndyMac INDX Mortgage Loan Trust 2006-AR35, (1 mo. LIBOR USD + 0.180%), 0.67%, 1/25/37 (a)	1,380
2,200,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 0.700%), 1.51%, 1/15/33 (a)(b)	2,026
300,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.100%), 3.91%, 1/15/33 (a)(b)	252
7,115,869	JP Morgan Alternative Loan Trust, 6.00%, 12/25/35	4,263
3,350,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-BCON 144A, 3.88%, 1/05/31 (b)(e)	3,182
1,350,000	JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON 144A, 3.88%, 1/05/31 (b)(e)	1,214
1,683,479	JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ 144A, (1 mo. LIBOR USD + 1.000%), 1.81%, 6/15/32 (a)(b)	1,552
251,962	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 0.910%), 1.72%, 6/15/35 (a)(b)	228
260,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 1.160%), 1.97%, 6/15/35 (a)(b)	227
112,717	JP Morgan Mortgage Trust 2006-A3, 3.74%, 5/25/36 (e)	104
99,075	JPMorgan Mortgage Trust 2006-A3, 3.74%, 5/25/36 (e)	92
45,153	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(e)	46
782,606	JP Morgan Mortgage Trust 2017-5 144A, 3.15%, 10/26/48 (b)(e)	793
5,947,882	LCCM 2017-LC26 144A, 1.66%, 7/12/50 (b)(e)	359
370,000	Madison Avenue Trust 2013-650M 144A, 4.17%, 10/12/32 (b)(e)	371
250,254	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.400%), 2.54%, 8/25/36 (a)	225
2,378,600	Morgan Stanley Capital I Trust 2018-H3, 0.99%, 7/15/51 (e)	118
1,444,406	Motel 6 Trust 2017-MTL6 144A, (1 mo. LIBOR USD + 1.190%), 2.00%, 8/15/34 (a)(b)	1,325
872,405	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 2.19%, 10/15/49 (a)(b)	746
2,300,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.74%, 10/15/49 (a)(b)	1,778
4,424,368	NACC Reperforming Loan REMIC Trust 2004-R1 144A, 6.50%, 3/25/34 (b)	4,220

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,016,512	NACC Reperforming Loan REMIC Trust 2004-R1 144A, 7.50%, 3/25/34 (b)	$998
470,402	New Residential Mortgage Loan Trust 2014-3 144A, 5.60%, 11/25/54 (b)(e)	492
332,085	New Residential Mortgage Loan Trust 2017-5 144A, (1 mo. LIBOR USD + 1.500%), 1.99%, 6/25/57 (a)(b)	326
1,000,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 2.21%, 4/14/36 (a)(b)	930
453,846	RALI Series 2005-QA4 Trust, 4.14%, 4/25/35 (e)	374
179,662	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	166
3,080,026	RALI Series 2007-QS10 Trust, 6.50%, 9/25/37	2,861
521,788	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	459
2,175,706	Residential Asset Securitization Trust 2006-A4IP, 6.62%, 5/25/36 (e)	1,288
451,510	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 1.55%, 8/20/56 GBP (a)(b)(c)	565
1,825,747	Sequoia Mortgage Trust 2007-1, 3.58%, 2/20/47 (e)	1,535
250,960	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 0.750%), 1.24%, 9/25/48 (a)(b)	250
350,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 9/25/48 (a)(b)	304
4,189,683	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.14%, 4/25/43 (a)(b)	3,962
2,500,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 4/25/43 (a)(b)	1,814
932,171	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 12.24%, 4/25/43 (a)(b)	468
2,562,282	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.74%, 2/25/47 (a)(b)	2,455
3,300,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.89%, 2/25/47 (a)(b)	2,479
1,900,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.99%, 2/25/47 (a)(b)	870
851,459	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%), 0.70%, 8/25/36 (a)	712
2,772,912	Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-RF4 144A, 6.00%, 10/25/36 (b)	2,072
339,249	VMC Finance 2018-FL2 LLC 144A, (1 mo. LIBOR USD + 0.920%), 1.67%, 10/15/35 (a)(b)	319
457,162	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, (1 mo. LIBOR USD + 0.610%), 1.10%, 8/25/45(a)	347
371,382	WaMu Mortgage Pass-Through Certificates Series 2005-AR15 Trust, (1 mo. LIBOR USD + 0.280%), 0.77%, 11/25/45 (a)	345
92,170	WaMu Mortgage Pass-Through Certificates Series 2005-AR17 Trust, (1 mo. LIBOR USD + 0.290%), 0.78%, 12/25/45 (a)	80
108,277	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.72%, 9/25/36 (e)	96

Principal or Shares	Security Description	Value (000)

130,807	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%), 2.24%, 1/25/47 (a)	$115
112,185	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 Trust, 3.89%, 8/25/46 (e)	99
506,284	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.81%, 2/25/37 (e)	453
63,698	WaMu Mortgage Pass-Through Certificates Series 2007-HY6 Trust, 3.60%, 6/25/37 (e)	56
589,884	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 3.80%, 7/25/37 (e)	503
1,109,795	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-5 Trust, (1 mo. LIBOR USD +1.400%), 1.89%, 7/25/35 (a)	952
210,994	Wells Fargo Alternative Loan 2007-PA2 Trust, 6.00%, 6/25/37	207
450,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 1.650%), 2.46%, 12/15/34 (a)(b)	366
6,852,275	Wells Fargo Commercial Mortgage Trust 2018-C46, 1.11%, 8/15/51 (e)	327
Total Mortgage Backed (Cost - $221,578)		188,006

U.S. Treasury (8%)
10,200,000	U.S. Cash Management Bill, 0.13%, 6/09/20 (f)	10,199
12,000,000	U.S. Cash Management Bill, 0.13%, 7/28/20 (f)	11,998
30,000,000	U.S. Treasury Bill, 0.06%, 5/05/20 (f)	30,000
385,000	U.S. Treasury Bill, 1.50%, 5/21/20 (f)(h)	385
400,000	U.S. Treasury Note, 2.50%, 6/30/20 (i)	402
600,000	U.S. Treasury Note, 2.75%, 11/30/20 (i)	609
Total U.S. Treasury (Cost - $53,578)		53,593

Investment Company (1%)
6,576,258	Payden Cash Reserves Money Market Fund * (Cost - $6,576)	6,576

Total Investments (Cost - $755,162) (101%)		703,254
Liabilities in excess of Other Assets (-1%)		(6,017)

Net Assets (100%)		$697,237

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Yield to maturity at time of purchase.
(g)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Semi-Annual Report    57

            Payden Absolute Return Bond Fund continued

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 1,073	USD 1,159	Citibank, N.A.	06/23/2020	$18
GBP 44	USD 53	HSBC Bank USA, N.A.	06/23/2020	2
IDR 35,321	EUR 31,252	Citibank, N.A.	06/23/2020	1,036
USD 1,156	GBP 899	HSBC Bank USA, N.A.	06/23/2020	24
ZAR 2,945	USD 3,230	Citibank, N.A.	06/23/2020	1

				1,081

Liabilities:
USD 2,619	EUR 2,408	Citibank, N.A.	06/23/2020	(23)

Net Unrealized Appreciation (Depreciation)				$1,058

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
AUD 3-Year Bond Future	832	Jun-20	$63,529	$264	$264
Euro-Bund Future	2	Jun-20	382	(1)	(1)
U.S. Treasury 2-Year Note Future	195	Jun-20	42,984	208	208
U.S. Treasury 5-Year Note Future	96	Jun-20	12,047	406	406

					877

Short Contracts:
Euro-Bobl Future	143	Jun-20	(21,304)	42	42

Total Futures					$919

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	10,817	$135	$—	$135
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	10,817	136	—	136
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 1.945% (CDOR03 Index) Semi-Annually	08/30/2022	CAD	9,499	122	—	122
3-Year Interest Rate Swap, Receive Fixed 1.8905% Semi-Annually, Pay Variable 1.97% (CDOR03 Index) Semi-Annually	12/02/2022	CAD	7,838	177	—	177

				$570	$—	$570

See notes to financial statements.

58   Payden Mutual Funds

            Payden Floating Rate Fund

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.

Portfolio Composition - percent of investments
Bank Loans	82%
Investment Company	7%
Corporate	6%
Mortgage Backed	4%
Asset Backed	1%

Schedule of Investments - April 30, 2020 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,200,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.99%, 4/19/30 (a)(b) (Cost - $1,185)	$1,010
Bank Loans(c) (85%)
Communications (11%)
1,179,525	Altice France SA Term Loan B13 1L, (LIBOR USD 1-Month + 4.000%), 4.81%, 8/14/26	1,105
500,000	Banijay Group U.S. Holding Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 3.75%, 3/01/25	464
598,500	CenturyLink Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.65%, 3/15/27	569
931,195	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 2.16%, 2/01/27	899
1,000,000	Coral U.S. Co-Borrower LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.250%), 2.65%, 1/31/28	934
995,000	Diamond Sports Group LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.250%), 3.82%, 8/24/26	819
500,000	Iridium Satellite LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 4.75%, 11/04/26	495
1,000,000	Lamar Media Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.500%), 2.48%, 2/06/27	964
950,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.94%, 4/01/27	945
		7,194
Consumer Cyclical (29%)
1,008,052	1011778 BC ULC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 11/19/26	951
1,097,867	Air Canada Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.47%, 10/06/23	1,005
465,325	Aramark Services Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 3/11/25	439
975,075	Beacon Roofing Supply Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.65%, 1/02/25	915
1,027,630	BJ’s Wholesale Club Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 3.08%, 2/03/24	1,003
1,191,068	Burlington Coat Factory Warehouse Corp. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.58%, 11/17/24	1,128
987,374	Caesars Resort Collection LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.15%, 12/22/24	839

Principal or Shares	Security Description	Value (000)

467,665	Core & Main LP Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.99%, 8/01/24	$444
997,500	Dealer Tire LLC Term Loan B 1L, (LIBOR USD 1-Month + 4.250%), 4.25%, 2/05/27	883
457,221	Flynn Restaurant Group LP Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 7.40%, 6/29/26	331
1,269,483	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.74%, 10/22/25	1,237
928,777	Harbor Freight Tools USA Inc. Term Loan 1L, (LIBOR USD 1-Month + 2.500%), 3.25%, 8/16/23	882
496,852	Hilton Worldwide Finance LLC Term Loan B2 1L, (LIBOR USD 1-Month + 1.750%), 2.24%, 6/21/26	474
1,245,647	Jane Street Group LLC Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.60%, 1/07/25	1,190
460,482	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.47%, 4/03/25	443
842,000	K-MAC Holdings Corp. Term Loan 1L, (LIBOR USD 1-Month + 3.000%), 3.40%, 3/16/25	720
344,167	K-MAC Holdings Corp. Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.15%, 3/16/26	267
474,620	Live Nation Entertainment Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.50%, 10/17/26	450
1,186,530	Marriott Ownership Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 8/31/25	1,078
591,869	Sabre GLBL Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.40%, 2/22/24	546
1,221,937	Scientific Games International Inc. Term Loan B5 1L, (LIBOR USD 1-Month + 2.750%), 3.52%, 8/14/24	1,017
1,173,538	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 3.500%), 3.90%, 2/05/27	1,018
560,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 7.90%, 2/05/28	442

Semi-Annual Report    59

            Payden Floating Rate Fund continued

Principal or Shares	Security Description	Value (000)

1,150,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 2.125%), 2.53%, 11/01/23	$1,121
492,055	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 5/30/25	454
		19,277
Consumer Non-Cyclical (8%)
639,675	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.500%), 3.50%, 3/01/24	618
914,622	Dole Food Co. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 4/06/24	884
500,000	Froneri U.S. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.250%), 2.25%, 1/31/27	465
990,000	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 3-Month + 2.000%), 3.07%, 5/01/26	960
530,980	MPH Acquisition Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 4.20%, 6/07/23	492
922,234	U.S. Foods Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 6/27/23	856
977,500	Versant Health Holdco Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.45%, 12/01/24	914
		5,189
Energy (1%)
994,778	Calpine Corp. Term Loan B5 1L, (LIBOR USD 1-Month + 2.250%), 2.66%, 1/15/24	965
Financial Services (6%)
498,715	Altice Financing SA Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.56%, 7/15/25	464
497,425	AmWINS Group Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 1/25/24	483
500,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%), 6.90%, 8/04/25	485
695,997	Asurion LLC Term Loan B4 1L, (LIBOR USD 1-Month + 3.000%), 4.00%, 8/04/22	673
540,375	HUB International Ltd. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 4.02%, 4/25/25	509
1,172,278	Iron Mountain Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 1/02/26	1,104
498,750	Nexus Buyer LLC Term Loan B 1L, (LIBOR USD 1-Month + 3.750%), 4.58%, 11/08/26	487
		4,205
Healthcare (3%)
997,500	Grifols Worldwide Operations USA Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.14%, 11/15/27	969
482,008	Radiology Partners Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.250%), 5.67%, 7/09/25	436
500,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 1-Month + 4.500%), 5.50%, 12/13/26	483
		1,888

Principal or Shares	Security Description	Value (000)
Industrial (16%)
500,000	AI Convoy Luxembourg SARL Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 4.65%, 1/20/27	$475
1,045,688	Altra Industrial Motion Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.40%, 10/01/25	993
1,000,000	Arconic Corp. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.24%, 3/25/27	995
983,903	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 1.750%), 3.20%, 6/01/24	960
1,196,146	Bausch Health Americas Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.72%, 6/01/25	1,160
1,191,000	Berry Global Inc. Term Loan Y 1L, (LIBOR USD 1-Month + 2.000%), 2.83%, 7/01/26	1,142
500,000	Delta Air Lines Inc. Term Loan B 1L, (LIBOR USD 1-Month + 4.750%), 5.75%, 4/29/23	499
300,000	Elanco Animal Health Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 1.75%, 2/04/27	291
744,181	H.B. Fuller Co. Term Loan B 1L, (LIBOR USD 1-Month + 2.000%), 2.72%, 10/20/24	718
740,588	Mauser Packaging Solutions Holding Co. Term Loan B 1L, (LIBOR USD 3-Month + 3.250%), 4.56%, 4/03/24	643
963,663	PQ Corp. Term Loan B1 1L, (LIBOR USD 1-Month + 2.250%), 2.65%, 2/07/27	925
1,241,057	Reynolds Group Holdings Inc. Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.15%, 2/05/23	1,187
492,242	United Rentals N.A. Inc. Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 10/31/25	473
		10,461
Technology (11%)
498,747	Blackboard Inc. Term Loan B5 1L, (LIBOR USD 3-Month + 6.000%), 7.74%, 6/30/24	453
390,937	CDW LLC Term Loan B 1L, (LIBOR USD 1-Month + 1.750%), 2.16%, 8/17/23	387
980,056	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 3.31%, 4/15/27	942
1,154,718	Dell International LLC Term Loan B1 1L, (LIBOR USD 1-Month + 2.000%), 2.75%, 9/19/25	1,129
496,250	Global Foundries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 6.25%, 6/05/26	457
983,093	Infor U.S. Inc. Term Loan B6 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 2/01/22	969
500,000	Presidio Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 4.27%, 12/19/26	476
493,655	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.76%, 11/03/23	466
955,096	RP Crown Parent LLC Term Loan B 1L, (LIBOR USD 1-Month + 2.750%), 3.75%, 10/12/23	919

60   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

776,276	Western Digital Corp. Term Loan B4 1L, (LIBOR USD 1-Month + 1.750%), 2.77%, 4/29/23	$751
		6,949
Total Bank Loans (Cost - $59,487)		56,128
Corporate Bond (6%)
1,000,000	Bombardier Inc. 144A, 6.00%, 10/15/22 (b)	756
500,000	CenturyLink Inc. 144A, 4.00%, 2/15/27 (b)	488
500,000	Covanta Holding Corp., 5.88%, 7/01/25	487
400,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	328
500,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	488
200,000	Range Resources Corp., 5.75%, 6/01/21	177
1,000,000	Tenet Healthcare Corp., 8.13%, 4/01/22	1,012
500,000	Whiting Petroleum Corp., 5.75%, 3/15/21 (d)	53
Total Corporate Bond (Cost - $4,664)		3,789
Mortgage Backed (4%)
816,122	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 11.750%), 12.24%, 10/25/28 (a)	730
796,524	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.74%, 9/25/28 (a)	737
300,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 5.29%, 2/25/50 (a)(b)	80
300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42 (a)	224
664,219	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 10.500%), 10.99%, 5/25/28 (a)	548

Principal or Shares	Security Description	Value (000)

496,050	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 12.750%), 13.24%, 8/25/29 (a)	$310
686,863	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 12.24%, 4/25/43 (a)(b)	345
Total Mortgage Backed (Cost - $4,321)		2,974

Investment Company (7%)
4,629,078	Payden Cash Reserves Money Market Fund * (Cost - $4,629)	4,629

Total Investments (Cost - $74,286) (103%)		68,530
Liabilities in excess of Other Assets (-3%)		(2,239)

Net Assets (100%)		$66,291

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

See notes to financial statements.

Semi-Annual Report    61

            Payden High Income Fund

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments
Energy	12%
Basic Industry	11%
Healthcare	10%
Investment Company	6%
Telecommunications	6%
Bank Loans	6%
Financial Services	6%
Other	43%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (1%)
1,650,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 2.700%), 3.92%, 7/15/27 (a)(b)	$1,434
2,500,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.99%, 4/19/30 (a)(b)	2,103
Total Asset Backed (Cost - $4,042)		3,537
Bank Loans(c) (6%)
1,500,000	AI Convoy Luxembourg SARL Term Loan B 1L, (LIBOR USD 3-Month + 3.500%), 4.65%, 1/20/27	1,426
1,350,000	Asurion LLC Term Loan B2 2L, (LIBOR USD 1-Month + 6.500%), 6.90%, 8/04/25	1,310
1,337,838	Bausch Health Americas Inc. Term Loan B 1L, (LIBOR USD 1-Month + 3.000%), 3.72%, 6/01/25	1,298
496,250	Berry Global Inc. Term Loan Y 1L, (LIBOR USD 1-Month + 2.000%), 2.83%, 7/01/26	476
2,768,063	CSC Holdings LLC Term Loan B5 1L, (LIBOR USD 1-Month + 2.500%), 3.31%, 4/15/27	2,660
2,100,000	Flynn Restaurant Group LP Term Loan 2L, (LIBOR USD 1-Month + 7.000%), 7.40%, 6/29/26	1,522
2,481,250	Global Foundries Inc. Term Loan B 1L, (LIBOR USD 3-Month + 4.750%), 6.25%, 6/05/26	2,286
1,284,931	GOBP Holdings Inc. Term Loan B 1L, (LIBOR USD 3-Month + 2.750%), 3.74%, 10/22/25	1,252
2,985,000	HCA Inc. Term Loan B13 1L, (LIBOR USD 1-Month + 1.750%), 2.15%, 3/18/26	2,922
1,250,000	Informatica LLC Term Loan 2L, (LIBOR USD 1-Month + 7.125%), 0.10%, 2/14/25 (d)	1,209
1,180,000	K-MAC Holdings Corp. Term Loan 2L, (LIBOR USD 1-Month + 6.750%), 7.15%, 3/16/26	917
307,101	Mission Broadcasting Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 2.250%), 3.23%, 1/17/24	291
1,193,743	Nexstar Broadcasting Inc. Term Loan B3 1L, (LIBOR USD 1-Month + 2.250%), 2.65%, 1/17/24	1,130
987,310	Rackspace Hosting Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.76%, 11/03/23	931
2,000,000	Sotera Health Holdings LLC Term Loan 1L, (LIBOR USD 1-Month + 4.500%), 5.50%, 12/13/26	1,931

Principal or Shares	Security Description	Value (000)

2,505,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 7.90%, 2/05/28	$1,976
1,250,000	TIBCO Software Inc. Term Loan 2L, (LIBOR USD 1-Month + 7.750%), 8.24%, 3/04/28	1,170
Total Bank Loans (Cost - $26,658)		24,707
Corporate Bond (86%)
Automotive (6%)
1,000,000	Allison Transmission Inc. 144A, 4.75%, 10/01/27 (b)	937
1,000,000	American Axle & Manufacturing Inc., 6.25%, 3/15/26	752
2,000,000	Dana Financing Luxembourg Sarl 144A, 6.50%, 6/01/26 (b)	1,824
1,900,000	Dealer Tire LLC/DT Issuer LLC 144A, 8.00%, 2/01/28 (b)	1,340
1,000,000	Ford Motor Co., 4.75%, 1/15/43	645
700,000	Ford Motor Co., 8.50%, 4/21/23	693
1,500,000	Ford Motor Co., 9.00%, 4/22/25	1,468
400,000	Ford Motor Co., 9.63%, 4/22/30	400
2,000,000	Ford Motor Credit Co. LLC, 3.82%, 11/02/27	1,583
2,050,000	Ford Motor Credit Co. LLC, 4.06%, 11/01/24	1,794
1,000,000	Ford Motor Credit Co. LLC, 5.88%, 8/02/21	995
1,000,000	Goodyear Tire & Rubber Co., 5.00%, 5/31/26 (e)	875
1,000,000	Howmet Aerospace Inc., 5.13%, 10/01/24	963
1,000,000	IHO Verwaltungs GmbH, 3.75%, 9/15/26 EUR (f)(g)	998
1,000,000	IHO Verwaltungs GmbH 144A, 6.38%, 5/15/29 (b)	877
2,023,000	Moog Inc. 144A, 4.25%, 12/15/27 (b)	1,909
450,000	Panther BF Aggregator 2 LP/Panther Finance Co. Inc. 144A, 6.25%, 5/15/26 (b)	455
450,000	Panther BF Aggregator 2 LP/Panther Finance Co. Inc. 144A, 8.50%, 5/15/27 (b)	383
2,000,000	Spirit AeroSystems Inc., 4.60%, 6/15/28	1,590
1,000,000	Spirit AeroSystems Inc. 144A, 7.50%, 4/15/25 (b)	990
250,000	TransDigm Inc. 144A, 8.00%, 12/15/25 (b)	261
1,500,000	TransDigm UK Holdings PLC, 6.88%, 5/15/26	1,293
		23,025
Banking (2%)
1,500,000	Bank of America Corp., (3 mo. LIBOR USD + 2.931%), 5.88%, (a)(h)	1,531
500,000	CIT Group Inc., 4.13%, 3/09/21	494
2,000,000	CIT Group Inc., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.372%), 4.13%, 11/13/29 (a)	1,862

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,940,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%), 5.80%, (a)(e)(h)	$1,523
1,500,000	Citigroup Inc., (3 mo. LIBOR USD + 4.068%), 5.95%, (a)(h)	1,494
1,000,000	Deutsche Bank AG, (USD Swap Rate 11:00 am NY1 + 2.553%), 4.88%, 12/01/32 (a)	898
1,500,000	Lloyds Banking Group PLC, (5 yr. Swap Semi 30/360 USD + 4.496%), 7.50%, (a)(h)	1,486
		9,288
Basic Industry (12%)
2,600,000	Anixter Inc., 6.00%, 12/01/25	2,645
2,750,000	ARD Finance SA 144A, 6.50%, 6/30/27 (b)	2,565
1,828,000	Ashland LLC, 6.88%, 5/15/43	1,972
2,000,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,005
2,000,000	BWX Technologies Inc. 144A, 5.38%, 7/15/26 (b)	2,057
1,300,000	CF Industries Inc., 5.15%, 3/15/34	1,358
416,000	Cleveland-Cliffs Inc., 5.75%, 3/01/25 (e)	300
1,500,000	Cleveland-Cliffs Inc., 5.88%, 6/01/27	944
2,000,000	Element Solutions Inc. 144A, 5.88%, 12/01/25 (b)	1,994
1,750,000	FMG Resources August 2006 Pty Ltd. 144A, 4.50%, 9/15/27 (b)	1,718
198,000	Freeport-McMoRan Inc., 3.55%, 3/01/22	200
2,600,000	Freeport-McMoRan Inc., 5.00%, 9/01/27	2,547
960,000	Freeport-McMoRan Inc., 5.45%, 3/15/43	877
1,800,000	Hudbay Minerals Inc. 144A, 7.63%, 1/15/25 (b)	1,637
1,350,000	IAMGOLD Corp. 144A, 7.00%, 4/15/25 (b)	1,371
1,250,000	James Hardie International Finance DAC 144A, 5.00%, 1/15/28 (b)	1,193
1,750,000	Lennar Corp., 4.75%, 11/29/27	1,802
1,000,000	Mauser Packaging Solutions Holding Co., 4.75%, 4/15/24 EUR (f)(g)	1,025
2,500,000	Mauser Packaging Solutions Holding Co. 144A, 7.25%, 4/15/25 (b)	1,972
1,500,000	Mueller Water Products Inc. 144A, 5.50%, 6/15/26 (b)	1,546
1,850,000	Novelis Corp. 144A, 4.75%, 1/30/30 (b)	1,633
1,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	1,173
1,500,000	OCI NV 144A, 6.63%, 4/15/23 (b)	1,515
1,000,000	PolyOne Corp. 144A, 5.75%, 5/15/25 (b)	1,015
500,000	PQ Corp. 144A, 6.75%, 11/15/22 (b)	508
2,000,000	Standard Industries Inc. 144A, 4.75%, 1/15/28 (b)	1,968
1,500,000	Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc. 144A, 5.63%, 3/01/24 (b)	1,421
1,500,000	Trinseo Materials Operating SCA/Trinseo Materials Finance Inc. 144A, 5.38%, 9/01/25 (b)	1,273
2,000,000	Trivium Packaging Finance BV 144A, 8.50%, 8/15/27 (b)	2,099
2,500,000	Univar Solutions USA Inc. 144A, 5.13%, 12/01/27 (b)	2,493
		46,826

Principal or Shares	Security Description	Value (000)
Consumer Goods (4%)
1,400,000	Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC 144A, 4.88%, 2/15/30 (b)	$1,428
2,500,000	Dole Food Co. Inc. 144A, 7.25%, 6/15/25 (b)	2,368
2,750,000	KeHE Distributors LLC/KeHE Finance Corp. 144A, 8.63%, 10/15/26 (b)	2,921
2,150,000	Kraft Heinz Foods Co., 3.95%, 7/15/25	2,254
2,850,000	Kraft Heinz Foods Co., 5.00%, 7/15/35	3,068
3,250,000	Kraft Heinz Foods Co., 5.00%, 6/04/42	3,315
900,000	Post Holdings Inc. 144A, 4.63%, 4/15/30 (b)	887
950,000	Post Holdings Inc. 144A, 5.50%, 12/15/29 (b)	959
		17,200
Energy (13%)
1,400,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 7.00%, 11/01/26 (b)	794
750,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp. 144A, 10.00%, 4/01/22 (b)	620
1,500,000	Callon Petroleum Co., 8.25%, 7/15/25	281
2,000,000	Cenovus Energy Inc., 3.80%, 9/15/23	1,671
1,000,000	Cenovus Energy Inc., 6.75%, 11/15/39	709
3,424,000	CNX Resources Corp. 144A, 7.25%, 3/14/27 (b)	3,086
1,000,000	Comstock Resources Inc., 9.75%, 8/15/26	871
1,000,000	Continental Resources Inc., 3.80%, 6/01/24	843
4,000,000	DCP Midstream Operating LP 144A, 6.75%, 9/15/37 (b)	2,434
2,000,000	Diamond Offshore Drilling Inc., 3.45%, 11/01/23 (i)	230
1,500,000	Energy Transfer Operating LP, (3 mo. LIBOR USD + 4.028%), 6.25% (a)(h)	1,053
1,500,000	EnLink Midstream Partners LP, 4.40%, 4/01/24	954
1,000,000	EnLink Midstream Partners LP, 5.45%, 6/01/47	413
1,500,000	EQM Midstream Partners LP, 4.13%, 12/01/26	1,291
997,000	EQT Corp., 4.88%, 11/15/21	973
4,000,000	EQT Corp., 7.00%, 2/01/30 (e)	3,805
2,000,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	1,282
500,000	Gulfport Energy Corp., 6.00%, 10/15/24	252
500,000	Gulfport Energy Corp., 6.38%, 5/15/25	239
350,000	Gulfport Energy Corp., 6.38%, 1/15/26	162
350,000	Gulfport Energy Corp., 6.63%, 5/01/23	191
2,000,000	Hess Midstream Operations LP 144A, 5.13%, 6/15/28 (b)	1,759
1,500,000	Holly Energy Partners LP/Holly Energy Finance Corp. 144A, 5.00%, 2/01/28 (b)	1,372
1,000,000	Occidental Petroleum Corp., 2.60%, 8/13/21	940
1,500,000	Occidental Petroleum Corp., 2.70%, 8/15/22	1,312
1,450,000	Occidental Petroleum Corp., 3.50%, 6/15/25	1,054
2,000,000	Occidental Petroleum Corp., 3.50%, 8/15/29	1,390
1,500,000	Occidental Petroleum Corp., 4.63%, 6/15/45	926
1,500,000	Parkland Fuel Corp. 144A, 5.88%, 7/15/27 (b)	1,447
1,500,000	Parsley Energy LLC/Parsley Finance Corp. 144A, 5.63%, 10/15/27 (b)	1,290
1,000,000	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25	755
250,000	QEP Resources Inc., 6.88%, 3/01/21	122
1,300,000	Range Resources Corp., 5.75%, 6/01/21	1,150
1,000,000	Range Resources Corp. 144A, 9.25%, 2/01/26 (b)	810
1,000,000	SM Energy Co., 5.00%, 1/15/24	323

Semi-Annual Report    63

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

500,000	Southwestern Energy Co., 6.20%, 1/23/25	$446
1,000,000	Southwestern Energy Co., 7.75%, 10/01/27	876
1,000,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/01/23	950
1,500,000	TerraForm Power Operating LLC 144A, 4.75%, 1/15/30 (b)	1,544
1,250,000	TerraForm Power Operating LLC 144A, 5.00%, 1/31/28 (b)	1,306
1,600,000	TransMontaigne Partners LP/TLP Finance Corp., 6.13%, 2/15/26	1,292
1,252,500	Transocean Guardian Ltd. 144A, 5.88%, 1/15/24 (b)	977
750,000	Transocean Poseidon Ltd. 144A, 6.88%, 2/01/27 (b)	600
1,000,000	Transocean Sentry Ltd. 144A, 5.38%, 5/15/23 (b)	775
283,000	Viper Energy Partners LP 144A, 5.38%, 11/01/27 (b)	255
1,000,000	Western Midstream Operating LP, 4.00%, 7/01/22	972
1,000,000	Western Midstream Operating LP, 4.65%, 7/01/26	890
1,000,000	Whiting Petroleum Corp., 6.25%, 4/01/23 (i)	104
1,530,000	WPX Energy Inc., 4.50%, 1/15/30 (e)	1,255
500,000	WPX Energy Inc., 5.75%, 6/01/26	456
		49,502
Financial Services (6%)
1,500,000	Ally Financial Inc., 3.88%, 5/21/24	1,482
1,500,000	Ally Financial Inc., 4.13%, 2/13/22	1,527
2,600,000	FS KKR Capital Corp.II144A, 4.25%, 2/14/25 (b)	2,131
3,500,000	goeasy Ltd. 144A, 5.38%, 12/01/24 (b)	3,124
1,700,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	1,604
850,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26	839
2,000,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75%, 2/01/24	2,020
750,000	Navient Corp., 5.00%, 3/15/27	636
2,500,000	Navient Corp., 5.50%, 1/25/23	2,334
500,000	Navient Corp., 6.63%, 7/26/21	500
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (b)	2,060
2,700,000	SLM Corp., 5.13%, 4/05/22	2,490
1,000,000	Springleaf Finance Corp., 5.38%, 11/15/29	835
350,000	Springleaf Finance Corp., 6.63%, 1/15/28	311
2,000,000	Springleaf Finance Corp., 6.88%, 3/15/25	1,904
		23,797
Healthcare (10%)
1,350,000	Bausch Health Americas Inc. 144A, 9.25%, 4/01/26 (b)	1,499
2,800,000	Bausch Health Cos. Inc., 4.50%, 5/15/23 EUR (f)(g)	3,018
1,000,000	Bausch Health Cos. Inc. 144A, 5.00%, 1/30/28 (b)	965

Principal or Shares	Security Description	Value (000)

1,000,000	Bausch Health Cos. Inc. 144A, 5.25%, 1/30/30 (b)	$995
1,000,000	Bausch Health Cos. Inc. 144A, 7.00%, 1/15/28 (b)	1,042
1,000,000	Bausch Health Cos. Inc. 144A, 9.00%, 12/15/25 (b)	1,096
950,000	Catalent Pharma Solutions Inc. 144A, 5.00%, 7/15/27 (b)	973
1,500,000	Centene Corp. 144A, 4.25%, 12/15/27 (b)	1,576
1,500,000	Centene Corp. 144A, 4.63%, 12/15/29 (b)	1,649
2,000,000	Centene Corp., 4.75%, 1/15/25	2,072
660,000	Centene Corp. 144A, 5.38%, 6/01/26 (b)	702
1,500,000	Centene Corp. 144A, 5.38%, 8/15/26 (b)	1,612
875,000	Charles River Laboratories International Inc. 144A, 4.25%, 5/01/28 (b)	887
2,100,000	CHS/Community Health Systems Inc., 6.25%, 3/31/23	1,987
950,000	CHS/Community Health Systems Inc. 144A, 6.63%, 2/15/25 (b)	878
2,100,000	HCA Inc., 3.50%, 9/01/30	2,010
860,000	HCA Inc., 5.88%, 2/01/29	988
500,000	Hill-Rom Holdings Inc. 144A, 4.38%, 9/15/27 (b)	510
1,900,000	Radiology Partners Inc. 144A, 9.25%, 2/01/28 (b)	1,822
1,700,000	Select Medical Corp. 144A, 6.25%, 8/15/26 (b)	1,645
1,800,000	Tenet Healthcare Corp. 144A, 4.88%, 1/01/26 (b)	1,776
2,000,000	Tenet Healthcare Corp., 6.75%, 6/15/23	2,008
2,000,000	Tenet Healthcare Corp., 7.00%, 8/01/25 (e)	1,870
500,000	Tenet Healthcare Corp. 144A, 7.50%, 4/01/25 (b)	540
1,000,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24 EUR (f)(g)	950
1,500,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	1,314
2,225,000	Universal Health Services Inc. 144A, 5.00%, 6/01/26 (b)	2,263
		38,647
Insurance (3%)
1,750,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 144A, 6.75%, 10/15/27 (b)	1,754
2,500,000	AmWINS Group Inc. 144A, 7.75%, 7/01/26 (b)	2,593
1,450,000	Assurant Inc., (3 mo. LIBOR USD + 4.135%), 7.00%, 3/27/48 (a)	1,426
2,000,000	Athene Holding Ltd., 6.15%, 4/03/30	2,098
1,400,000	Fidelity & Guaranty Life Holdings Inc. 144A, 5.50%, 5/01/25 (b)	1,488
1,000,000	GTCR AP Finance Inc. 144A, 8.00%, 5/15/27 (b)	942
2,050,000	HUB International Ltd. 144A, 7.00%, 5/01/26 (b)	2,035
		12,336
Leisure (3%)
1,500,000	Churchill Downs Inc. 144A, 4.75%, 1/15/28 (b)	1,403

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,500,000	Hilton Domestic Operating Co. Inc., 4.88%, 1/15/30	$1,441
1,800,000	Hilton Domestic Operating Co. Inc. 144A, 5.75%, 5/01/28 (b)	1,823
985,000	MGM Resorts International, 5.75%, 6/15/25	952
750,000	Newell Brands Inc., 4.70%, 4/01/26	755
500,000	Newell Brands Inc., 5.88%, 4/01/36	526
970,000	Sabre GLBL Inc. 144A, 9.25%, 4/15/25 (b)	1,028
1,000,000	Scientific Games International Inc. 144A, 8.25%, 3/15/26 (b)	760
1,000,000	Wyndham Hotels & Resorts Inc. 144A, 5.38%, 4/15/26 (b)	921
		9,609
Media (5%)
750,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.00%, 3/01/23 (b)	760
1,500,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.50%, 8/15/30 (b)	1,526
1,600,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 4.75%, 3/01/30 (b)	1,635
2,550,000	CCO Holdings LLC/CCO Holdings Capital Corp. 144A, 5.38%, 6/01/29 (b)	2,702
500,000	CSC Holdings LLC 144A, 6.50%, 2/01/29 (b)	549
700,000	CSC Holdings LLC 144A, 10.88%, 10/15/25 (b)	760
1,300,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 5.38%, 8/15/26 (b)	994
1,080,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 6.63%, 8/15/27 (b)(e)	596
1,500,000	DISH DBS Corp., 5.88%, 7/15/22	1,511
1,500,000	DISH DBS Corp., 7.75%, 7/01/26	1,485
750,000	Netflix Inc. 144A, 4.88%, 6/15/30 (b)	799
1,000,000	Netflix Inc. 144A, 5.38%, 11/15/29 (b)	1,103
1,000,000	Scripps Escrow Inc. 144A, 5.88%, 7/15/27 (b)	850
1,300,000	Sinclair Television Group Inc. 144A, 5.50%, 3/01/30 (b)	1,085
2,500,000	Sirius XM Radio Inc. 144A, 5.00%, 8/01/27 (b)	2,573
		18,928
Real Estate (2%)
1,450,000	Iron Mountain Inc. 144A, 4.88%, 9/15/29 (b)	1,397
1,500,000	Iron Mountain Inc. 144A, 5.25%, 3/15/28 (b)	1,473
1,000,000	iStar Inc., 4.75%, 10/01/24	840
1,500,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 144A, 4.25%, 2/01/27 (b)	1,052
1,000,000	MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 8/01/29	999
500,000	Shea Homes LP/Shea Homes Funding Corp. 144A, 4.75%, 2/15/28 (b)	434
1,500,000	Toll Brothers Finance Corp., 3.80%, 11/01/29	1,412
950,000	VICI Properties LP/VICI Note Co. Inc. 144A, 3.75%, 2/15/27 (b)	888
		8,495
Retail (3%)
1,000,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25 (b)	1,010

Principal or Shares	Security Description	Value (000)

1,000,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.75%, 4/15/25 (b)(e)	$1,055
2,500,000	Beacon Roofing Supply Inc. 144A, 4.88%, 11/01/25 (b)	2,223
500,000	L Brands Inc., 6.88%, 11/01/35	371
650,000	L Brands Inc., 7.50%, 6/15/29	483
700,000	Lithia Motors Inc. 144A, 4.63%, 12/15/27 (b)	666
1,500,000	Lithia Motors Inc. 144A, 5.25%, 8/01/25 (b)	1,462
1,000,000	Penske Automotive Group Inc., 5.50%, 5/15/26	920
750,000	Sonic Automotive Inc., 6.13%, 3/15/27	650
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,047
875,000	Yum! Brands Inc. 144A, 7.75%, 4/01/25 (b)	960
		11,847
Service (3%)
800,000	Aramark Services Inc. 144A, 5.00%, 2/01/28 (b)	782
1,450,000	Ashtead Capital Inc. 144A, 5.25%, 8/01/26 (b)	1,457
1,000,000	Avis Budget Car Rental LLC/Avis Budget Finance Inc. 144A, 5.75%, 7/15/27 (b)	587
2,500,000	Cimpress PLC 144A, 7.00%, 6/15/26 (b)	1,833
1,000,000	Covanta Holding Corp., 5.88%, 7/01/25	975
1,500,000	Covanta Holding Corp., 6.00%, 1/01/27	1,451
900,000	Harsco Corp. 144A, 5.75%, 7/31/27 (b)	854
850,000	Refinitiv U.S. Holdings Inc. 144A, 8.25%, 11/15/26 (b)	924
950,000	United Rentals North America Inc., 4.00%, 7/15/30	901
1,250,000	United Rentals North America Inc., 4.88%, 1/15/28	1,258
2,000,000	United Rentals North America Inc., 5.88%, 9/15/26	2,068
		13,090
Technology (2%)
950,000	Castle U.S. Holding Corp. 144A, 9.50%, 2/15/28 (b)	897
1,000,000	Dell International LLC/EMC Corp. 144A, 8.35%, 7/15/46 (b)	1,253
1,500,000	Presidio Holdings Inc. 144A, 8.25%, 2/01/28 (b)	1,490
960,000	PTC Inc. 144A, 3.63%, 2/15/25 (b)	951
500,000	PTC Inc. 144A, 4.00%, 2/15/28 (b)	493
980,000	Science Applications International Corp. 144A, 4.88%, 4/01/28 (b)	964
2,500,000	TTM Technologies Inc. 144A, 5.63%, 10/01/25 (b)	2,406
		8,454
Telecommunications (7%)
1,000,000	Altice France SA, 5.88%, 2/01/27 EUR (f)(g)	1,143
2,500,000	Altice France SA 144A, 7.38%, 5/01/26 (b)	2,624
2,160,000	CenturyLink Inc., 5.80%, 3/15/22	2,221
1,000,000	CenturyLink Inc., 6.88%, 1/15/28	1,042
1,500,000	CommScope Inc. 144A, 8.25%, 3/01/27 (b)	1,445
1,000,000	CommScope Technologies LLC 144A, 6.00%, 6/15/25 (b)	896
1,000,000	Qualitytech LP/QTS Finance Corp. 144A, 4.75%, 11/15/25 (b)	1,013
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,487
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,336
1,000,000	Sprint Corp., 7.13%, 6/15/24	1,128
3,500,000	Sprint Corp., 7.63%, 3/01/26	4,154

Semi-Annual Report    65

            Payden High Income Fund continued

Principal or Shares	Security Description	Value (000)

2,200,000	Telecom Italia Capital SA, 6.38%, 11/15/33	$2,381
3,000,000	T-Mobile USA Inc., 6.50%, 1/15/26	3,183
950,000	Zayo Group Holdings Inc. 144A, 6.13%, 3/01/28 (b)	900
		25,953
Transportation (2%)
1,914,629	American Airlines 2013-1 Class B Pass-Through Trust 144A, 5.63%, 1/15/21 (b)	1,889
1,500,000	Delta Air Lines Inc. 144A, 7.00%, 5/01/25 (b)	1,541
986,060	MV24 Capital BV 144A, 6.75%, 6/01/34 (b)	835
2,025,000	United Airlines Holdings Inc., 5.00%, 2/01/24	1,561
600,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	611
		6,437
Utility (3%)
1,200,000	AES Corp., 4.50%, 3/15/23	1,204
500,000	Calpine Corp. 144A, 4.50%, 2/15/28 (b)	486
1,000,000	Calpine Corp. 144A, 5.13%, 3/15/28 (b)	981
1,150,000	Calpine Corp. 144A, 5.25%, 6/01/26 (b)	1,176
1,400,000	Calpine Corp., 5.50%, 2/01/24	1,396
2,000,000	DPL Inc., 4.35%, 4/15/29	1,953
1,500,000	NextEra Energy Operating Partners LP 144A, 3.88%, 10/15/26 (b)	1,490
1,000,000	Talen Energy Supply LLC 144A, 6.63%, 1/15/28 (b)	948
1,000,000	Vistra Operations Co. LLC 144A, 5.00%, 7/31/27 (b)	1,025
1,250,000	Vistra Operations Co. LLC 144A, 5.50%, 9/01/26 (b)	1,294
		11,953
Total Corporate Bond (Cost - $350,958)		335,387
Mortgage Backed (3%)
4,100,000	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.250%), 9.74%, 11/25/39 (a)(b)	3,160
1,990,312	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.74%, 1/25/29 (a)	1,703
1,991,310	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 12.250%), 12.74%, 9/25/28 (a)	1,842
1,700,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 4.800%), 5.29%, 2/25/50 (a)(b)	454
1,200,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.500%), 9.99%, 2/25/49 (a)(b)	472
900,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42 (a)	673
1,737,538	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.74%, 10/25/29 (a)	1,095

Principal or Shares	Security Description	Value (000)

1,864,342	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 12.24%, 4/25/43 (a)(b)	$936
1,550,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.99%, 2/25/47 (a)(b)	710
Total Mortgage Backed (Cost - $17,108)		11,045
Investment Company (7%)
25,970,493	Payden Cash Reserves Money Market Fund * (Cost - $25,970)	25,970
Total Investments (Cost - $424,736) (103%)		400,646
Liabilities in excess of Other Assets (-3%)		(11,277)

Net Assets (100%)		$389,369

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Yield to maturity at time of purchase.
(e)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $5,075 and the total market value of the collateral held by the Fund is $5,219. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	Principal in foreign currency.
(h)	Perpetual security with no stated maturity date.
(i)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

66   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 8,271	EUR 7,326	Citibank, N.A.	06/23/2020	$234
Liabilities:
EUR 579	USD 641	Citibank, N.A.	06/23/2020	(5)

Net Unrealized Appreciation (Depreciation)				$229

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
4-Year Interest Rate Swap, Pay Fixed 0.2405% Annually, Receive Variable (0.41600)% (1-Month EURIBOR) Monthly	10/29/2023	EUR	2,343	$(68)	$—	$(68)
4-Year Interest Rate Swap, Receive Fixed 3.013% Semi-Annually, Pay Variable 2.325% (1-Month USD LIBOR) Monthly	10/29/2023	USD	14,240	1,540	—	1,540
				$1,472	$—	$1,472

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$5,075
Non-cash Collateral[2]	(5,075)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    67

            Payden California Municipal Social Impact Fund

The Fund seeks income that is exempt from federal and California state income tax and is consistent with preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Portfolio Composition - percent of investments
General Obligation	43%
Healthcare	14%
Transportation	11%
Water & Sewer	7%
Education	7%
Other	18%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Corporate Bond (6%)
500,000	Century Housing Corp., 4.00%, 11/01/21	$523
500,000	Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29	532
500,000	Low Income Investment Fund, 3.71%, 7/01/29	503
2,000,000	Massachusetts Institute of Technology, 2.29%, 7/01/51	2,000
Total Corporate Bond (Cost - $3,500)		3,558
General Obligation (50%)
645,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/26	751
455,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/28 AGM (a)	562
100,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/28 BAM (a)	116
250,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/32 BAM (a)	288
300,000	Anaheim Public Financing Authority, 5.00%, 5/01/34	328
500,000	Anaheim Public Financing Authority, 5.00%, 9/01/36 BAM (a)	593
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	231
500,000	Brea Redevelopment Agency, 5.00%, 8/01/31	606
300,000	Brentwood Infrastructure Financing Authority, 4.00%, 10/01/36	331
1,000,000	California Health Facilities Financing Authority, 2.48%, 6/01/27	991
250,000	California Infrastructure & Economic Development Bank, 0.69%, 8/01/47 (b)	251
500,000	California Infrastructure & Economic Development Bank, 0.91%, 12/01/50 (b)	499
500,000	California Infrastructure & Economic Development Bank, 5.00%, 7/01/26	497
410,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/34	487
500,000	California Infrastructure & Economic Development Bank, 5.00%, 8/01/44	591
1,000,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/39 (c)	1,062
385,000	California State Public Works Board, 5.25%, 10/01/33	441
500,000	California State Public Works Board, 8.00%, 3/01/35	502
300,000	City & County of San Francisco CA Community Facilities District No 2014-1, 3.11%, 9/01/24	318
670,000	City of Irvine CA, 4.00%, 9/02/38	726
260,000	City of Irvine CA, 5.00%, 9/02/22	283

Principal or Shares	Security Description	Value (000)

295,000	Coronado Community Development Agency Successor Agency, 5.00%, 9/01/33	$345
400,000	County of Sacramento CA, 5.75%, 2/01/30	402
1,000,000	County of Santa Barbara CA, AMT, 5.00%, 12/01/36	1,199
500,000	Fresno Unified School District, 0.00%, 8/01/27	423
400,000	Inglewood Joint Powers Authority, 2.75%, 8/01/21 BAM (a)	405
460,000	Kern Community College District, 2.65%, 11/01/27	481
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	590
500,000	Los Angeles County Public Works Financing Authority, 5.00%, 12/01/49	580
350,000	Los Angeles County Redevelopment Authority, 5.25%, 12/01/26 AGM (a)	412
100,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 5/01/30	112
500,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/31	580
500,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/38	556
500,000	Napa Valley Community College District, 0.00%, 8/01/23	534
1,000,000	Nuveen, CA Free Quality Municipal Income Fund, AMT 144A, 0.90%, 10/01/47 (b)(c)	1,000
100,000	Peralta Community College District, 5.00%, 8/01/22	109
415,000	Riverside County Redevelopment Successor Agency, 7.25%, 12/01/40	458
500,000	San Bernardino Community College District, 2.87%, 8/01/32	519
900,000	San Diego Association of Governments, 5.00%, 11/15/26	1,042
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	403
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	389
550,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/32	626
120,000	San Jose Financing Authority, 5.00%, 6/01/28	133
750,000	San Marcos Redevelopment Agency Successor Agency, 3.25%, 10/01/29	792
250,000	San Mateo Joint Powers Financing Authority, 5.00%,6/15/30	285

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

815,000	Santa Monica Public Financing Authority, 4.00%, 7/01/38	$902
200,000	Simi Valley Public Financing Authority, 5.00%, 10/01/29	230
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	631
540,000	State of California, 1.37%, 5/01/20 (b)	539
1,000,000	State of California, 5.00%, 4/01/30	1,276
550,000	State of California, 6.51%, 4/01/39	591
105	State of California, 7.95%, 3/01/36	—
300,000	Stockton Public Financing Authority, 1.40%, 6/01/22	295
800,000	Temecula Redevelopment Agency Successor Agency, 5.00%, 12/15/37 AGM (a)	915
350,000	Union City Community Redevelopment Agency, 5.00%, 10/01/35	393

Total General Obligation (Cost - $28,200)		28,601

Revenue (46%)

Airport/Port (5%)
500,000	City of Los Angeles Department of Airports, 5.00%, 5/15/24	562
250,000	City of Los Angeles Department of Airports, 5.00%, 5/15/26	293
500,000	City of Los Angeles Department of Airports, AMT, 5.00%, 5/15/36	575
400,000	City of Palm Springs CA Passenger Facility Charge Revenue, 5.00%, 6/01/26 BAM (a)	454
750,000	San Diego County Regional Airport Authority, 5.00%, 7/01/39	861
225,000	San Francisco City & County Airport Comm-San Francisco International Airport, 5.00%, 5/01/41	246
		2,991

Education (6%)
500,000	California Educational Facilities Authority, 3.18%, 4/01/27	526
370,000	California Educational Facilities Authority, 5.00%, 10/01/37	434
360,000	California Educational Facilities Authority, 5.00%, 10/01/38	422
650,000	California Municipal Finance Authority, 0.57%, 10/01/45 (b)	650
120,000	California School Finance Authority 144A, 4.00%, 7/01/22 (c)	123
1,000,000	California School Finance Authority 144A, 5.00%, 8/01/38 (c)	1,014
250,000	Oxnard School District, 2.00%, 8/01/45 BAM (a)(b)	271
		3,440

Healthcare (13%)
750,000	California Health Facilities Financing Authority, 3.57%, 11/01/36	749
200,000	California Health Facilities Financing Authority, 4.00%, 8/15/34	206
710,000	California Health Facilities Financing Authority, 5.00%, 11/15/27	770

Principal or Shares	Security Description	Value (000)

500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	$589
350,000	California Health Facilities Financing Authority, 5.00%, 8/15/32	391
800,000	California Health Facilities Financing Authority, 5.00%, 11/01/34	997
1,000,000	California Health Facilities Financing Authority, 5.00%, 11/15/49	1,109
205,000	California Health Facilities Financing Authority, 5.25%, 3/01/28	209
650,000	California Municipal Finance Authority, 5.00%, 1/01/33	766
325,000	California Municipal Finance Authority, 5.00%, 5/15/37	366
500,000	California Municipal Finance Authority, 5.00%, 7/01/39	590
750,000	California Statewide Communities Development Authority, 4.00%, 8/01/45	787
		7,529

Industrial Development/Pollution Control (4%)
230,000	California Infrastructure & Economic Development Bank, 3.25%, 7/01/26	241
1,000,000	California Pollution Control Financing Authority, AMT 144A, 6.75%, 12/01/28 (c)	929
370,000	Emeryville Redevelopment Agency Successor Agency, 5.00%, 9/01/25 AGM (a)	428
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	348
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	451
		2,397

Resource Recovery (2%)
600,000	California Pollution Control Financing Authority 144A, 7.50%, 12/01/39 (c)	95
1,000,000	South Bayside Waste Management Authority, 5.00%, 9/01/23	1,123
		1,218

Transportation (11%)
660,000	Bay Area Toll Authority, 4.00%, 4/01/37	725
750,000	City of Long Beach CA Harbor Revenue, 5.00%, 5/15/28	875
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53 (b)	1,056
620,000	Port of Los Angeles, 5.00%, 8/01/24	696
1,000,000	Port of Los Angeles, 5.00%, 8/01/25	1,147
835,000	Port of Los Angeles, 5.00%, 8/01/29	935
750,000	Port of Oakland, 5.00%, 5/01/24	805
		6,239

Water & Sewer (5%)
500,000	City of San Francisco CA Public Utilities Commission Water Revenue, 3.45%, 11/01/30	530

Semi-Annual Report    69

            Payden California Municipal Social Impact Fund continued

Principal or Shares	Security Description	Value (000)

250,000	El Dorado, Irrigation District, 5.00%, 3/01/29 AGM (a)	$286
500,000	Los Angeles Department of Water & Power Power System Revenue, 6.17%, 7/01/40	504
600,000	Metropolitan Water District of Southern California, 6.95%, 7/01/40	605
100,000	Orange County Water District, 5.00%, 8/15/33	126
100,000	San Diego Public Facilities Financing Authority Water Revenue, 5.00%, 8/01/32	121
700,000	Western Municipal Water District Facilities Authority, 6.51%, 10/01/40	714
		2,886

Total Revenue (Cost - $27,009)		26,700

Principal or Shares	Security Description	Value (000)

Total Investments (Cost - $58,709) (102%)		$58,859

Liabilities in excess of Other Assets (-2%)		(1,158)

Net Assets (100%)		$57,701

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Short Contracts:
U.S. Ultra Bond Future	10	Jun-20	$(2,248)	$(7)	$(7)

See notes to financial statements.

70   Payden Mutual Funds

            Payden Global Low Duration Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed three years.

Portfolio Composition - percent of investments
Corporate Bond	42%
Asset Backed	22%
U.S. Treasury	18%
Mortgage Backed	11%
Foreign Government	4%
Other	3%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (98%)
Australia (USD) (1%)
250,000	Australia & New Zealand Banking Group Ltd., 2.05%, 11/21/22	$255
515,000	Macquarie Group Ltd. 144A, (3 mo. LIBOR USD + 1.020%), 2.63%, 11/28/23 (a)(b)	505
250,000	National Australia Bank Ltd., 1.88%, 12/13/22	254
		1,014
Bermuda (USD) (0%)
180,000	Enstar Group Ltd., 4.50%, 3/10/22	183
Brazil (USD) ( 1%)
200,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	195
260,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (b)	251
		446
Canada (USD) (7%)
345,000	Bank of Montreal, 2.90%, 3/26/22	355
195,000	Bank of Nova Scotia, 2.38%, 1/18/23	201
376,481	Canadian Pacer Auto Receivables Trust 2019-1 144A, 2.78%, 3/21/22 (b)	379
720,000	Canadian Pacer Auto Receivables Trust 2019-1 144A, 2.80%, 10/19/23 (b)	729
1,240,000	Evergreen Credit Card Trust 144A, 2.95%, 3/15/23 (b)	1,261
505,000	National Bank of Canada, 2.10%, 2/01/23	512
250,000	National Bank of Canada 144A, 2.15%, 10/07/22 (b)	254
750,000	Ontario Teachers’ Finance Trust 144A, 2.75%, 4/16/21 (b)(c)	766
920,000	Securitized Term Auto Receivables Trust 2019-1 144A, 2.99%, 2/27/23 (b)	929
120,000	Trillium Credit Card Trust II 144A, 2.33%, 12/26/24 (b)	116
		5,502
Cayman Islands (USD) (11%)
200,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	206
400,000	Alibaba Group Holding Ltd., 3.13%, 11/28/21	408
400,000	ALM XVI Ltd./ALM XVI LLC 144A, (3 mo. LIBOR USD + 1.500%), 2.72%, 7/15/27 (a)(b)	384
420,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 1.450%), 2.59%, 7/18/27 (a)(b)	403
340,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 3.59%, 7/18/27 (a)(b)	285
110,000	Avolon Holdings Funding Ltd. 144A, 3.63%, 5/01/22 (b)	101
472,762	Barings CLO Ltd. 2013-I 144A, (3 mo. LIBOR USD + 0.800%), 1.94%, 1/20/28 (a)(b)	468

Principal or Shares	Security Description	Value (000)

210,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.87%, 2/16/37 (a)(b)	$194
670,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.990%), 2.21%, 4/15/29 (a)(b)	655
470,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 9/15/35 (a)(b)	430
360,000	CIFC Funding 2015-II Ltd. 144A, (3 mo. LIBOR USD + 1.010%), 2.23%, 4/15/30 (a)(b)	349
500,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 9/15/28 (a)(b)	460
430,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.85%, 6/15/36 (a)(b)	415
380,000	LCM XX LP 144A, (3 mo. LIBOR USD +1.040%), 2.18%, 10/20/27 (a)(b)	375
1,050,000	Magnetite VII Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.02%, 1/15/28 (a)(b)	1,027
250,000	Octagon Investment Partners XXIII Ltd. 144A, (3 mo. LIBOR USD + 0.850%), 2.07%, 7/15/27 (a)(b)	246
700,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.48%, 2/20/28 (a)(b)	679
115,000	Park Aerospace Holdings Ltd. 144A, 5.25%, 8/15/22 (b)	106
330,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.050%), 1.84%, 4/14/37 (a)(b)	311
210,000	PFP 2019-6 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.24%, 4/14/37 (a)(b)	183
370,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 7/15/38 (a)(b)	349
470,000	TRTX 2019-FL3 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.20%, 9/15/34 (a)(b)	410
815,000	Tryon Park CLO Ltd. 144A, (3 mo. LIBOR USD + 0.890%), 2.11%, 4/15/29 (a)(b)	793
		9,237
Chile (CLP) (0%)
180,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	246
Chile (USD) (1%)
275,000	Banco del Estado de Chile 144A, 2.67%, 1/08/21 (b)	277
245,000	Banco Santander Chile 144A, 2.50%, 12/15/20 (b)	247
		524
Finland (USD) (1%)
940,000	Finnvera Oyj 144A, 1.88%, 10/05/20 (b)	945

Semi-Annual Report    71

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)
France (USD) (1%)
450,000	BNP Paribas SA 144A, 2.95%, 5/23/22 (b)	$458
450,000	Credit Agricole SA 144A, 3.38%, 1/10/22 (b)	460
250,000	Dexia Credit Local SA 144A, 0.75%, 5/07/23 (b)	250
		1,168
Georgia (USD) (0%)
400,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	403
Germany (USD) (1%)
535,000	Deutsche Bank AG, 3.15%, 1/22/21	534
Guernsey (USD) (1%)
550,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	572
India (USD) (1%)
345,000	ICICI Bank Ltd. 144A, 5.75%, 11/16/20 (b)	349
500,000	REC Ltd. 144A, 5.25%, 11/13/23 (b)	503
200,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (b)	148
		1,000
Indonesia (USD) (1%)
225,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	227
395,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (b)	397
280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.75%, 3/01/23 (b)	287
		911
Ireland (USD) (1%)
340,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	346
355,000	SMBC Aviation Capital Finance DAC 144A, 3.00%, 7/15/22 (b)	350
		696
Italy (USD) (1%)
425,000	Intesa Sanpaolo SpA 144A, 3.13%, 7/14/22 (b)	425
350,000	UniCredit SpA 144A, 6.57%, 1/14/22 (b)	361
		786
Japan (USD) (3%)
450,000	Mitsubishi UFJ Financial Group Inc., 2.62%, 7/18/22	459
460,000	Mitsubishi UFJ Financial Group Inc., 3.22%, 3/07/22	473
330,000	Mizuho Financial Group Inc., (3 mo. LIBOR USD + 0.840%), 2.72%, 7/16/23 (a)	336
400,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	409
450,000	Sumitomo Mitsui Financial Group Inc., 3.10%, 1/17/23	467
		2,144
Liberia (USD) ( 0%)
135,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	123
Netherlands (USD) ( 2%)
345,000	BMW Finance NV 144A, 2.25%, 8/12/22 (b)	344
460,000	Enel Finance International NV 144A, 2.88%, 5/25/22 (b)	463
560,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	548
		1,355

Principal or Shares	Security Description	Value (000)
New Zealand (USD) (1%)
350,000	ANZ New Zealand Int’l Ltd. 144A, 1.90%, 2/13/23 (b)	$353
500,000	BNZ International Funding Ltd. 144A, 2.65%, 11/03/22 (b)	512
		865
Nigeria (USD) (0%)
250,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (b)	238
Panama (USD) (0%)
225,000	Intercorp Financial Services Inc. 144A, 4.13%, 10/19/27 (b)	214
Peru (USD) (1%)
320,000	Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	322
320,000	Inretail Pharma SA 144A, 5.38%, 5/02/23 (b)	324
		646
Senegal (USD) (0%)
210,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	205
Switzerland (USD) (2%)
250,000	Credit Suisse AG, 2.80%, 4/08/22	256
280,000	UBS AG 144A, 1.75%, 4/21/22 (b)	281
825,000	UBS Group AG 144A, 3.00%, 4/15/21 (b)	834
		1,371
United Kingdom (USD) (4%)
399,000	Anglo American Capital PLC 144A, 4.13%, 4/15/21 (b)	401
250,000	HSBC Holdings PLC, (3 mo. LIBOR USD + 1.055%), 3.26%, 3/13/23 (a)	257
500,000	HSBC Holdings PLC, 3.40%, 3/08/21	509
272,800	Lanark Master Issuer PLC, (3 mo. LIBOR USD + 0.420%), 2.10%, 12/22/69 (a)	271
460,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	468
285,000	NatWest Markets PLC 144A, 3.63%, 9/29/22 (b)	294
660,000	Royal Bank of Scotland Group PLC, (3 mo. LIBOR USD + 1.470%), 3.16%, 5/15/23 (a)	639
460,000	Santander UK Group Holdings PLC, 3.13%, 1/08/21	464
295,000	Santander UK PLC, 2.10%, 1/13/23	297
		3,600
United States (USD) (56%)
20,000	3M Co., 2.65%, 4/15/25	21
300,000	AES Corp., 4.00%, 3/15/21	302
90,000	AIG Global Funding 144A, 2.30%, 7/01/22 (b)	92
115,000	Air Lease Corp., 2.25%, 1/15/23	107
75,000	Air Lease Corp., 2.75%, 1/15/23	69
120,000	Ally Financial Inc., 3.88%, 5/21/24	119
140,000	Ally Financial Inc., 4.13%, 2/13/22	142
165,000	Ameren Corp., 2.50%, 9/15/24	171
360,000	AmeriCredit Automobile Receivables Trust 2020-1, 1.11%, 8/19/24	355
120,000	Anthem Inc., 2.38%, 1/15/25	124
225,000	Aon Corp., 2.20%, 11/15/22	229
299,522	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 2.19%, 11/14/35 (a)(b)	260
400,000	Ares Capital Corp., 3.63%, 1/19/22	394

72   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

245,000	Assurant Inc., (3 mo. LIBOR USD + 1.250%), 2.48%, 3/26/21 (a)	$244
25,569,512	BANK 2018-BNK14, 0.67%, 9/15/60 (d)	796
240,000	Bank of The West Auto Trust 2019-1 144A, 2.43%, 4/15/24 (b)	242
190,000	Bank of The West Auto Trust 2019-1 144A, 2.51%, 10/15/24 (b)	192
15,660,013	Benchmark 2018-B6 Mortgage Trust, 0.59%, 10/10/51 (d)	391
171,972	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 0.920%), 1.73%, 10/15/36 (a)(b)	169
171,972	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 10/15/36 (a)(b)	168
100,000	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 12/15/36 (a)(b)	95
2,886,622	Cantor Commercial Real Estate Lending 2019-CF1, 1.30%, 5/15/52 (d)	213
250,000	CarMax Auto Owner Trust 2020-1, 1.89%, 12/16/24	253
95,000	Carrier Global Corp. 144A, 1.92%, 2/15/23 (b)	96
98,948	CARS-DB4 LP 144A, 2.69%, 2/15/50 (b)	96
65,000	Centene Corp., 4.75%, 5/15/22	66
105,000	Centene Corp. 144A, 4.75%, 1/15/25 (b)	109
70,000	CenterPoint Energy Inc., 3.60%, 11/01/21	72
149,356	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.86%, 6/15/34 (a)(b)	121
348,496	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 3.16%, 6/15/34 (a)(b)	258
265,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25	275
185,000	Cigna Corp., (3 mo. LIBOR USD + 0.650%), 1.49%, 9/17/21 (a)	182
250,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	221
210,000	CIT Group Inc., 5.00%, 8/15/22	208
340,000	COMM 2019-WCM Mortgage Trust 144A, (1 mo. LIBOR USD + 0.900%), 1.71%, 10/15/36 (a)(b)	312
46,000	Conagra Brands Inc., (3 mo. LIBOR USD + 0.750%), 1.85%, 10/22/20 (a)	46
594,564	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39 (a)(b)	500
250,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 10/25/39 (a)(b)	220
90,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 1/25/40 (a)(b)	70

Principal or Shares	Security Description	Value (000)

100,000	Connecticut Avenue Securities Trust 2020-SBT1 144A, (1 mo. LIBOR USD + 3.650%), 4.14%, 2/25/40 (a)(b)	$71
340,000	CVS Health Corp., (3 mo. LIBOR USD + 0.720%), 1.72%, 3/09/21 (a)	339
300,000	Dell International LLC/EMC Corp. 144A, 4.42%, 6/15/21 (b)	305
46,000	Dell International LLC/EMC Corp. 144A, 5.88%, 6/15/21 (b)	46
375,000	Delta Air Lines Inc., 2.60%, 12/04/20	360
85,000	Dominion Energy Inc. 144A, 2.45%, 1/15/23 (b)	87
135,000	Dominion Energy Inc., 2.72%, 8/15/21	136
240,000	Drive Auto Receivables Trust 2019-4, 2.51%, 11/17/25	239
330,000	Drive Auto Receivables Trust 2020-1, 2.08%, 7/15/24	327
230,000	Drive Auto Receivables Trust 2020-1, 2.36%, 3/16/26	221
285,000	DTE Energy Co., 2.25%, 11/01/22	290
105,000	DTE Energy Co., 2.60%, 6/15/22	106
200,000	DuPont de Nemours Inc., 2.17%, 5/01/23	202
90,000	Elanco Animal Health Inc., 4.66%, 8/27/21	93
280,000	Enterprise Fleet Financing 2019-2 LLC 144A, 2.29%, 2/20/25 (b)	280
290,000	Evergy Inc., 2.45%, 9/15/24	301
425,000	Exxon Mobil Corp., 1.57%, 4/15/23	431
236,078	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 2.69%, 8/25/30 (a)	209
280,000	Ford Credit Auto Lease Trust 2020-A, 2.05%, 6/15/23	275
280,000	Ford Motor Credit Co. LLC, (3 mo. LIBOR USD + 1.270%), 2.64%, 3/28/22 (a)	248
200,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	181
90,000	Fox Corp., 3.67%, 1/25/22	93
285,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 9/25/49 (a)(b)	245
140,000	Freddie Mac STACR REMIC Trust 2020-DNA1 144A, (1 mo. LIBOR USD + 1.700%), 2.19%, 1/25/50 (a)(b)	109
100,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 2/25/50 (a)(b)	76
260,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.39%, 1/25/50 (a)(b)	173
670,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 1.100%), 1.59%, 3/25/50 (a)(b)	644
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42(a)	187
248,220	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 11.250%), 11.74%, 10/25/29 (a)	156
300,000	FS KKR Capital Corp., 4.75%, 5/15/22	287

Semi-Annual Report    73

            Payden Global Low Duration  Fund continued

Principal or Shares	Security Description	Value (000)
245,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	$201
530,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 1.550%), 2.86%, 1/14/22 (a)	494
390,000	GM Financial Consumer Automobile Receivables Trust 2019-3, 2.18%, 4/16/24	393
460,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 1.84%, 9/16/24	467
110,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.03%, 4/16/25	108
80,000	GM Financial Consumer Automobile Receivables Trust 2020-1, 2.18%, 5/16/25	76
105,000	Goldman Sachs Group Inc., 3.50%, 4/01/25	112
240,000	GreatAmerica Leasing Receivables Funding LLC Series 2020-1 144A, 1.76%, 8/15/23 (b)	235
180,000	Hyundai Auto Lease Securitization Trust 2020-A 144A, 2.00%, 12/15/23 (b)	180
130,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	123
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 2/01/22	203
415,268	Invitation Homes 2018-SFR1 Trust 144A, (1 mo. LIBOR USD + 0.700%), 1.45%, 3/17/37 (a)(b)	401
40,000	iStar Inc., 4.75%, 10/01/24	34
350,000	Jackson National Life Global Funding 144A, 3.30%, 2/01/22 (b)	360
265,400	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (b)(d)	269
464,646	JP Morgan Mortgage Trust 2017-5 144A, 3.00%, 10/26/48 (b)(d)	470
240,000	Kinder Morgan Inc., (3 mo. LIBOR USD + 1.280%), 2.50%, 1/15/23 (a)	219
30,271	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	30
350,000	Lennar Corp., 4.13%, 1/15/22	353
135,000	Marriott International Inc., 2.13%, 10/03/22	127
45,000	McDonald’s Corp., 3.30%, 7/01/25	49
210,000	Midwest Connector Capital Co. LLC 144A, 3.63%, 4/01/22 (b)	202
65,000	Mondelez International Inc., 2.13%, 4/13/23	66
180,000	Morgan Stanley, (3 mo. LIBOR USD + 1.180%), 2.32%, 1/20/22 (a)	180
220,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.152%), 2.72%, 7/22/25 (a)	227
300,000	Morgan Stanley, 3.13%, 1/23/23	312
96,934	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 1.700%), 2.19%, 10/15/49 (a)(b)	83
140,182	MVW Owner Trust 2017-1 144A, 2.42%, 12/20/34 (b)	135
250,000	National Securities Clearing Corp. 144A, 1.20%, 4/23/23 (b)	250
264,103	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (b)(d)	278

Principal or Shares	Security Description	Value (000)
527,042	New Residential Mortgage Loan Trust 2017-4 144A, 4.00%, 5/25/57 (b)(d)	$559
290,000	NextEra Energy Capital Holdings Inc., 2.90%, 4/01/22	300
110,000	NextEra Energy Operating Partners LP 144A, 4.25%, 7/15/24 (b)	113
30,000	NIKE Inc., 2.40%, 3/27/25	32
290,000	Nissan Auto Lease Trust 2019-B, 2.29%, 4/15/25	293
200,000	Nissan Auto Lease Trust 2020-A, 1.88%, 4/15/25	202
215,768	NP SPE II LLC 144A, 2.86%, 11/19/49 (b)	218
84,000	Occidental Petroleum Corp., 2.60%, 8/13/21	79
80,000	Occidental Petroleum Corp., 2.70%, 8/15/22 (c)	70
590,000	ONEOK Inc., 4.25%, 2/01/22	593
115,000	Oracle Corp., 2.50%, 4/01/25	121
190,000	PayPal Holdings Inc., 2.20%, 9/26/22	194
295,000	Penske Truck Leasing Co. LP/PTL Finance Corp. 144A, 2.70%, 11/01/24 (b)	295
260,000	PepsiCo Inc., 0.75%, 5/01/23	260
35,000	QEP Resources Inc., 6.88%, 3/01/21	17
130,000	Reliance Standard Life Global Funding II 144A, 2.15%, 1/21/23 (b)	130
165,000	Reliance Standard Life Global Funding II 144A, 2.63%, 7/22/22 (b)	168
154,556	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	111
110,000	Ryder System Inc., 2.88%, 6/01/22	110
465,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	465
550,000	Santander Holdings USA Inc., 3.70%, 3/28/22	557
150,000	Santander Holdings USA Inc., 4.45%, 12/03/21	155
310,000	Santander Retail Auto Lease Trust 2019-B 144A, 2.30%, 1/20/23 (b)	312
105,000	Sempra Energy, (3 mo. LIBOR USD + 0.500%), 1.72%, 1/15/21 (a)	104
290,000	Sirius XM Radio Inc. 144A, 4.63%, 7/15/24 (b)	297
180,000	Smithfield Foods Inc. 144A, 2.65%, 10/03/21 (b)	177
200,000	Southern California Edison Co., 1.85%, 2/01/22	199
125,000	Spirit AeroSystems Inc., (3 mo. LIBOR USD + 0.800%), 1.54%, 6/15/21 (a)	118
180,000	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	181
372,474	STACR Trust 2018-DNA2 144A, (1 mo. LIBOR USD + 0.800%), 1.29%, 12/25/30 (a)(b)	370
339,165	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.14%, 4/25/43 (a)(b)	321
250,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 4/25/43 (a)(b)	181
150,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.99%, 2/25/47 (a)(b)	69
100,000	Starwood Property Trust Inc., 3.63%, 2/01/21	95
70,000	State Street Corp. 144A, (U.S. Secured Overnight Financing Rate + 2.690%), 2.83%, 3/30/23 (a)(b)	72
195,000	Sterling Bancorp, 3.50%, 6/08/20	195

74   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
80,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	$78
290,000	Synchrony Card Funding LLC, 2.34%, 6/15/25	291
100,000	Synchrony Financial, 2.85%, 7/25/22	97
227,125	Taco Bell Funding LLC 144A,
	4.32%, 11/25/48 (b)	233
35,000	Target Corp., 2.25%, 4/15/25	37
55,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	56
2,780,000	U.S. Treasury Note, 0.13%, 4/30/22	2,777
6,968,000	U.S. Treasury Note, 0.25%, 4/15/23	6,971
268,000	U.S. Treasury Note, 1.50%, 8/15/22 (e)(f)	276
4,410,000	U.S. Treasury Note, 2.75%, 5/31/23	4,748
369,000	U.S. Treasury Note, 2.75%, 8/31/23	399
250,000	Ventas Realty LP, 2.65%, 1/15/25	238
7,615,842	Wells Fargo Commercial Mortgage Trust 2018-C46, 1.11%, 8/15/51 (d)	363
80,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	80
510,000	Westlake Automobile Receivables Trust 2019-3 144A, 2.49%, 10/15/24 (b)	493
240,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	225
168,300	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	172
290,000	World Omni Auto Receivables Trust 2019-B, 2.59%, 7/15/24	296
		46,917
	Total Bonds (Cost - $83,774)	81,845

Principal or Shares	Security Description	Value (000)

Preferred Stock (1%)
19,900	Digital Realty Trust Inc., 6.35% (Cost - $ 499)	$508

Investment Company (1%)
1,328,550	Payden Cash Reserves Money Market Fund * (Cost - $ 1,329)	1,329

Total Investments (Cost - $85,602) (100%)		83,682

Other Assets, net of Liabilities (0%)		93

Net Assets (100%)		$83,775

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $196 and the total market value of the collateral held by the Fund is $199. Amount in 000s.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(f)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Depreciation (000s)
Liabilities:
USD 240	CLP 200,900	HSBC Bank USA, N.A.	07/13/2020	$(1)

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
U.S. Treasury 2-Year Note Future	135	Jun-20	$29,758	$451	$451

Short Contracts:
U.S. Treasury 10-Year Note Future	31	Jun-20	(4,311)	(191)	(191)
U.S. Treasury 5-Year Note Future	46	Jun-20	(5,772)	(195)	(195)

					(386)

Total Futures					$65

Semi-Annual Report	75

            Payden Global Low Duration  Fund continued

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually,	08/30/2022	CAD 1,060	$13	—	$13
Pay Variable 1.94625% (CDOR03 Index) Semi-Annually
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay	08/30/2022	CAD 1,060	13	—	13
Variable 1.94625% (CDOR03 Index) Semi-Annually
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay	08/30/2022	CAD 930	12	—	12
Variable 1.945% (CDOR03 Index) Semi-Annually

			$38		$38

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$196
of Assets and Liabilities[1]
Non-cash Collateral[2]	196

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

76   Payden Mutual Funds

                       Payden Global Fixed Income Fund

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of investments
Foreign Government	34%
Corporate	33%
Mortgage Backed	16%
Asset Backed	11%
U.S. Treasury	4%
Other	2%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)

Bonds (98%)

Australia (AUD) (1%)
250,000	Australia Government Bond, 2.75%, 6/21/35(a)(b)	$198
1,700,000	Australia Government Bond, 3.25%, 4/21/25(a)(b)	1,262
		1,460

Australia (GBP) (0%)
400,000	Westfield America Management Ltd., 2.63%, 3/30/29(a)(b)	487

Australia (USD) (1%)
520,000	APT Pipelines Ltd. 144A, 4.20%, 3/23/25(c)	546
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(c)	259
		805

Austria (EUR) (0%)
120,000	Republic of Austria Government Bond 144A, 1.65%, 10/21/24(a)(b)(c)	144
120,000	Republic of Austria Government Bond 144A, 2.40%, 5/23/34(a)(b)(c)	176
90,000	Republic of Austria Government Bond 144A, 3.15%, 6/20/44(a)(b)(c)	169
		489

Belgium (EUR) (1%)
100,000	Kingdom of Belgium Government Bond 144A, 0.80%, 6/22/25(a)(b)(c)	116
300,000	Kingdom of Belgium Government Bond 144A, 1.00%, 6/22/31(a)(b)(c)	364
210,000	Kingdom of Belgium Government Bond 144A, 1.60%, 6/22/47(a)(b)(c)	290
		770

Canada (CAD) (2%)
880,000	Canadian Government Bond, 3.50%, 12/01/45(b)	969
200,000	Canadian Government Bond, 5.00%, 6/01/37(b)	237
900,000	CPPIB Capital Inc. 144A, 1.95%, 9/30/29(b)(c)	681
400,000	Municipal Finance Authority of British Columbia, 2.55%, 10/09/29(b)	315
500,000	OMERS Finance Trust 144A, 2.60%, 5/14/29(b)(c)	387
		2,589

Canada (EUR) (0%)
400,000	Canadian Imperial Bank of Commerce, 0.38%, 5/03/24(a)(b)	428

Canada (USD) (1%)
360,000	1011778 BC ULC/New Red Finance Inc. 144A, 5.00%, 10/15/25(c)	364

Principal or Shares	Security Description	Value (000)
405,000	Manulife Financial Corp., (USD ICE Swap Rate 11:00 am NY 5Y + 1.647%), 4.06%, 2/24/32(d)	$417
100,000	Open Text Corp. 144A, 3.88%, 2/15/28(c)	98
		879

Cayaman Islands (USD) (5%)
250,000	Apidos CLO XXI 144A, (3 mo. LIBOR USD + 2.450%), 3.59%, 7/18/27(c)(d)	209
350,000	Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 5/15/37(c)(d)	309
540,000	Atrium XII 144A, (3 mo. LIBOR USD + 2.800%), 3.90%, 4/22/27(c)(d)	442
525,000	BDS 2019-FL4 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.91%, 8/15/36(c)(d)	461
397,415	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 0.930%), 2.07%, 7/18/27(c)(d)	386
500,000	BXMT 2020-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.650%), 2.40%, 2/16/37 (c)(d)	437
200,000	BXMT 2020-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.950%), 2.70%, 2/16/37(c)(d)	171
400,000	CLNC 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.250%), 1.97%, 8/20/35(c)(d)	358
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 2/22/36(c)(d)	482
678,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 9/15/28(c)(d)	624
250,000	Grippen Park CLO Ltd. 144A, (3 mo. LIBOR USD + 3.300%), 4.44%, 1/20/30(c)(d)	212
400,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.080%), 1.89%, 8/15/28(c)(d)	369
250,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.450%), 2.26%, 8/15/28(c)(d)	196
300,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.100%), 1.85%, 6/15/36(c)(d)	289
400,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 5/15/36(c)(d)	351
400,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.96%, 6/15/28(c)(d)	373
350,000	OCP CLO 2014-5 Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.89%, 4/26/31(c)(d)	273
300,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.36%, 4/30/27(c)(d)	290
700,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 0.800%), 2.48%, 2/20/28(c)(d)	679

Semi-Annual Report    77

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)
300,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 2.21%, 4/14/36(c)(d)	$279
200,000	STWD 2019-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 7/15/38(c)(d)	167
300,000	Voya CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 2.350%), 3.49%, 1/18/29(c)(d)	229
		7,586

Chile (USD) (0%)
187,467	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	148

Denmark (DKK) (0%)
650,000	Denmark Government Bond, 4.50%, 11/15/39(b)	182

Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25(c)	189

Finland (EUR) (0%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28(a)(b)(c)	233

France (EUR) (4%)
275,000	Altice France SA 144A, 2.13%, 2/15/25(b)(c)	282
500,000	Credit Mutuel Arkea SA, 1.63%, 4/15/26(a)(b)	559
200,000	Crown European Holdings SA, 2.88%, 2/01/26(a)(b)	222
1,100,000	French Republic Government Bond OAT, 0.75%, 11/25/28(a)(b)	1,303
550,000	French Republic Government Bond OAT 144A, 1.25%, 5/25/36(a)(b)(c)	697
1,120,000	French Republic Government Bond OAT, 1.75%, 11/25/24(a)(b)	1,355
150,000	French Republic Government Bond OAT 144A, 2.00%, 5/25/48(a)(b)(c)	226
390,000	French Republic Government Bond OAT, 3.25%, 5/25/45(a)(b)	705
		5,349

France (USD) (1%)
300,000	BNP Paribas SA 144A, (U.S. Secured Overnight Financing Rate + 1.507%), 3.05%, 1/13/31(c)(d)	302
400,000	BPCE SA 144A, 2.38%, 1/14/25(c)	399
		701

Germany (EUR) (2%)
170,000	Bundesrepublik Deutschland Bundesanleihe, 0.25%, 8/15/26(a)(b)(e)	195
750,000	Bundesrepublik Deutschland Bundesanleihe,
	1.25%, 8/15/48(a)(b)	1,169
60,000	Bundesrepublik Deutschland Bundesanleihe, 3.25%, 7/04/42(a)(b)	120
350,000	Bundesrepublik Deutschland Bundesanleihe, 4.00%, 1/04/37(a)(b)	676
450,000	Volkswagen Leasing GmbH, 1.38%, 1/20/25(a)(b)	489
		2,649

Guatemala (USD) (0%)
300,000	Guatemala Government Bond 144A, 5.38%, 4/24/32(c)	310

Principal or Shares	Security Description	Value (000)

Iceland (EUR) (0%)
100,000	Landsbankinn HF, 1.63%, 3/15/21(a)(b)	$110

India (USD) (1%)
250,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22(c)	227
665,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22(c)	511
		738

Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28(b)(c)	342

Indonesia (USD) (1%)
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25(c)	209
300,000	Pertamina Persero PT 144A, 3.10%, 8/25/30(c)	280
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27(c)	327
		816

Ireland (EUR) (4%)
650,000	Blackrock European CLO VII DAC 144A, (3 mo. EURIBOR + 1.700%), 1.70%, 10/15/31(b)(c)(d)	661
500,000	CIFC European Funding CLO II DAC 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 4/15/33(b)(c)(d)	538
500,000	Henley CLO I DAC 144A, (3 mo. EURIBOR + 1.140%), 1.14%, 7/15/32(b)(c)(d)	526
250,000	Ireland Government Bond, 1.10%, 5/15/29(a)(b)	300
100,000	Ireland Government Bond, 3.40%, 3/18/24(a)(b)	125
400,000	Man GLG Euro CLO 144A, (3 mo. EURIBOR + 0.900%), 0.90%, 10/15/32(b)(c)(d)	435
750,000	OZLME V DAC 144A, (3 mo. EURIBOR + 1.750%), 1.75%, 1/14/32(b)(c)(d)	768
350,000	Providus CLO IV DAC 144A, (3 mo. EURIBOR + 1.450%), 1.45%, 7/20/31(b)(c)(d)(e)	378
400,000	Sound Point Euro CLO III Funding DAC 144A, (3 mo. EURIBOR + 0.950%), 0.95%, 4/15/33(b)(c)(d)	419
325,000	St Paul’s CLO IX DAC, (3 mo. EURIBOR + 0.820%), 0.82%, 11/15/30(a)(b)(d)	342
550,000	St Paul’s CLO XII DAC 144A, (3 mo. EURIBOR + 3.200%), 3.20%, 4/15/33(b)(c)(d)	481
300,000	Voya Euro CLO III DAC 144A, (3 mo. EURIBOR + 0.920%), 0.92%, 4/15/33(b)(c)(d)	314
		5,287

Ireland (USD) (1%)
185,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	192
535,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21(c)	533
		725

Israel (USD) (1%)
400,000	Israel Government International Bond, 2.75%, 7/03/30	422
200,000	Israel Government International Bond, 3.88%, 7/03/50	222
		644

Italy (EUR) (3%)
270,000	Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.350%), 5.00%, 6/08/48(a)(b)(d)	323

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

900,000	Italy Buoni Poliennali Del Tesoro 144A, 1.85%, 7/01/25(a)(b)(c)	$1,015
850,000	Italy Buoni Poliennali Del Tesoro 144A, 2.95%, 9/01/38(a)(b)(c)	1,024
1,040,000	Italy Buoni Poliennali Del Tesoro, 5.25%, 11/01/29(b)	1,484

		3,846

Italy (USD) (0%)
350,000	UniCredit SpA 144A, 6.57%, 1/14/22(c)	361

Japan (EUR) (0%)
250,000	Takeda Pharmaceutical Co. Ltd. 144A, 3.00%, 11/21/30(b)(c)	312

Japan (JPY) (14%)
337,400,000	Japan Government Ten Year Bond, 0.30%, 12/20/25(b)	3,228
465,000,000	Japan Government Ten Year Bond, 0.80%, 9/20/23(b)	4,479
85,000,000	Japan Government Thirty Year Bond, 0.80%, 3/20/48(b)	873
182,800,000	Japan Government Thirty Year Bond, 1.40%, 12/20/45(b)	2,121
28,000,000	Japan Government Thirty Year Bond, 2.00%, 9/20/40(b)	348
40,000,000	Japan Government Thirty Year Bond, 2.20%, 9/20/39(b)	506
140,000,000	Japan Government Thirty Year Bond, 2.30%, 3/20/39(b)	1,784
354,500,000	Japan Government Twenty Year Bond, 1.70%, 9/20/33(b)	3,997
295,000,000	Japan Government Twenty Year Bond, 2.10%, 6/20/28(b)	3,252

		20,588

Japan (USD) (1%)
500,000	Takeda Pharmaceutical Co. Ltd., 5.00%, 11/26/28	604

Kazakhstan (EUR) (0%)
300,000	Kazakhstan Government International Bond, 1.55%, 11/09/23(a)(b)	324

Kenya (USD) (0%)
200,000	Kenya Government International Bond, 6.88%, 6/24/24(a)	185

Luxembourg (EUR) (1%)
750,000	Allergan Funding SCS, 1.25%, 6/01/24(b)	842
600,000	Becton Dickinson Euro Finance Sarl, 1.21%, 6/04/26(b)	644

		1,486

Luxembourg (USD) (0%)
240,000	Allergan Funding SCS, 3.45%, 3/15/22	246

Malaysia (MYR) (0%)
1,700,000	Malaysia Government Bond, 3.50%, 5/31/27(b)	416

Mexico (MXN) (1%)
11,660,000	Mexican Bonos, 5.75%, 3/05/26(b)	480
5,500,000	Mexican Bonos, 6.50%, 6/10/21(b)	231

		711

Mexico (USD) (0%)
400,000	Petroleos Mexicanos 144A, 5.95%, 1/28/31(c)	292

Principal or Shares	Security Description	Value (000)

320,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27(c)	$262

		554

Netherlands (EUR) (2%)
350,000	Ashland Services BV 144A, 2.00%, 1/30/28(b)(c)	360
325,000	Dryden 39 Euro CLO 2015 BV, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31(a)(b)(d)	348
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26(a)(b)(c)	351
130,000	Netherlands Government Bond 144A, 2.25%, 7/15/22(a)(b)(c)	152
230,000	Netherlands Government Bond 144A, 4.00%, 1/15/37(a)(b)(c)	431
400,000	Q-Park Holding I BV 144A, 2.00%, 3/01/27(b)(c)	400
220,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24(a)(b)	209
110,000	Teva Pharmaceutical Finance Netherlands II BV, 4.50%, 3/01/25(b)	118

		2,369

Netherlands (GBP) (0%)
400,000	ING Groep NV, 3.00%, 2/18/26(a)(b)	525

Netherlands (USD) (1%)
700,000	Enel Finance International NV 144A, 4.63%, 9/14/25(c)	766
200,000	Lukoil Securities BV 144A, 3.88%, 5/06/30(c)	200
200,000	Prosus NV 144A, 3.68%, 1/21/30(c)	201
250,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	244

		1,411

New Zealand (USD) (0%)
310,000	ASB Bank Ltd. 144A, 3.75%, 6/14/23(c)	327

Nigeria (USD) (0%)
400,000	Nigeria Government International Bond, 6.75%, 1/28/21(a)	380

Panama (USD) (0%)
300,000	Panama Government International Bond, 4.50%, 4/01/56	339

Paraguay (USD) (0%)
300,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31(c)	310

Peru (USD) (0%)
200,000	Banco de Credito del Peru 144A, 2.70%, 1/11/25(c)	196
387,000	Banco Internacional del Peru SAA Interbank 144A, 3.25%, 10/04/26(c)	372

		568

Poland (PLN) (0%)
410,000	Republic of Poland Government Bond, 2.75%, 10/25/29(b)	111
500,000	Republic of Poland Government Bond, 5.25%, 10/25/20(b)	123

		234

Russian Federation (RUB) (0%)
14,880,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27(b)	228

Semi-Annual Report	79

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

Russian Federation (USD) (0%)
400,000	Russian Foreign Bond - Eurobond, 5.63%, 4/04/42(a)	$510

Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A, 8.75%, 5/13/21(c)	287

Singapore (SGD) (0%)
280,000	Singapore Government Bond, 3.50%, 3/01/27(b)	235

Spain (EUR) (2%)
400,000	Banco de Sabadell SA, 1.75%, 5/10/24(a)(b)	404
500,000	Spain Government Bond, 0.75%, 7/30/21(b)	555
850,000	Spain Government Bond 144A, 1.25%, 10/31/30(a)(b)(c)	975
500,000	Spain Government Bond 144A, 1.95%, 4/30/26(a)(b)(c)	601
320,000	Spain Government Bond 144A, 2.90%, 10/31/46(a)(b)(c)	464
500,000	Telefonica Emisiones SA, 1.53%, 1/17/25(a)(b)	570

		3,569

Sri Lanka (USD) (0%)
300,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22(c)	189

Sweden (SEK) (0%)
2,900,000	Sweden Government Bond, 1.00%, 11/12/26(a)(b)	322

Switzerland (CHF) (1%)
550,000	Swiss Confederation Government Bond, 0.50%, 5/27/30(a)(b)	633

Switzerland (USD) (0%)
395,000	Credit Suisse Group AG 144A, (U.S. Secured Overnight Financing Rate + 1.560%), 2.59%, 9/11/25(c)(d)	395
200,000	UBS AG 144A, 1.75%, 4/21/22(c)	201

		596

Thailand (THB) (0%)
15,100,000	Thailand Government Bond, 1.60%, 12/17/29(b)	486

United Arab Emirates (USD) (0%)
300,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39(c)	294

United Kingdom (EUR) (0%)
500,000	Nationwide Building Society, (5 yr. Euro Swap + 1.500%), 2.00%, 7/25/29(a)(b)(d)	541

United Kingdom (GBP) (5%)
350,000	Barclays PLC, 3.00%, 5/08/26(a)(b)	448
310,000	HSBC Bank PLC, (3 mo. LIBOR GBP + 1.500%), 5.38%, 11/04/30(b)(d)	451
250,000	Legal & General Group PLC, (5 yr. UK Government Bonds Note Generic Bid Yield + 3.170%), 5.50%, 6/27/64(a)(b)(d)	358
350,000	Lloyds Banking Group PLC, (5 yr. UK Government Bonds Note Generic Bid Yield + 4.607%), 5.13%, 3/27/68(b)(d)(f)	398
250,000	Prudential PLC, 6.13%, 12/19/31(a)(b)	408

Principal or Shares	Security Description	Value (000)

423,290	Ripon Mortgages PLC 144A, (3 mo. LIBOR GBP + 0.800%), 1.55%, 8/20/56(b)(c)(d)	$529
300,000	Royal Bank of Scotland Group PLC, (1 yr. GBP interest rate swap + 1.490%), 2.88%, 9/19/26(a)(b)(d)	385
340,000	United Kingdom Gilt, 4.25%, 12/07/55(a)(b)	955
260,000	United Kingdom Gilt, 4.25%, 12/07/55(a)(b)	730
910,000	United Kingdom Gilt, 4.75%, 12/07/38(a)(b)	2,010
420,000	United Kingdom Gilt, 5.00%, 3/07/25(a)(b)	655

		7,327

United Kingdom (USD) (0%)
400,000	Lloyds Banking Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.000%), 2.44%, 2/05/26(d)	400

United States (EUR)(3%)
350,000	AT&T Inc., 1.80%, 9/14/39(b)	374
450,000	Blackstone Holdings Finance Co. LLC 144A, 1.00%, 10/05/26(b)(c)	490
500,000	Chubb INA Holdings Inc., 0.88%, 12/15/29(b)	529
450,000	Comcast Corp., 0.25%, 5/20/27(b)	481
200,000	Comcast Corp., 0.75%, 2/20/32(b)	216
200,000	Comcast Corp., 1.25%, 2/20/40(b)	221
450,000	Danaher Corp., 2.10%, 9/30/26(b)	534
200,000	Equinix Inc., 2.88%, 10/01/25(b)	222
100,000	Fidelity National Information Services Inc., 0.75%, 5/21/23(b)	110
400,000	General Motors Financial Co. Inc., 0.96%, 9/07/23(a)(b)	390
250,000	International Flavors & Fragrances Inc., 1.80%, 9/25/26(b)	263
400,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%), 0.64%, 7/26/24(b)(d)	435
200,000	Standard Industries Inc. 144A, 2.25%, 11/21/26(b)(c)	189
270,000	Thermo Fisher Scientific Inc., 2.38%, 4/15/32(b)	334

		4,788

United States (GBP) (0%)
100,000	Fidelity National Information Services Inc., 2.60%, 5/21/25(b)	130

United States (USD) (38%)
250,000	AbbVie Inc. 144A, 4.25%, 11/21/49(c)	292
400,000	Air Products and Chemicals Inc., 2.05%, 5/15/30	407
400,000	Allison Transmission Inc. 144A, 5.88%,6/01/29(c)	390
600,000	Ameren Corp., 3.50%, 1/15/31	666
390,000	American Equity Investment Life Holding Co., 5.00%,6/15/27	378
450,000	American Water Capital Corp., 2.80%, 5/01/30	483
350,000	Ares Capital Corp., 3.63%, 1/19/22	345
400,000	AT&T Inc., 4.35%, 3/01/29	450
8,438,185	BANK 2018-BNK14, 0.67%, 9/15/60(g)	263
200,000	Bank of America Corp., (3 mo. LIBOR USD + 0.870%), 2.46%, 10/22/25(d)	205
350,000	Bank of America Corp., (3 mo. LIBOR USD + 1.210%), 3.97%, 2/07/30(d)	394
200,000	BlackRock Inc., 1.90%, 1/28/31	200
500,000	Boise Cascade Co. 144A, 5.63%, 9/01/24(c)	501

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

400,000	Boston Properties LP, 2.90%, 3/15/30	$392
252,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.700%), 2.51%, 11/15/35(c)(d)	242
280,000	BX Commercial Mortgage Trust 2018-IND 144A, (1 mo. LIBOR USD + 1.800%), 2.61%, 11/15/35(c)(d)	262
716,550	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 3.11%, 10/15/36(c)(d)	670
200,000	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.81%, 12/15/36(c)(d)	190
2,309,697	Cantor Commercial Real Estate Lending 2019-CF1, 1.30%, 5/15/52(g)	170
480,000	CarMax Auto Owner Trust 2020-2, 1.75%, 1/17/23	481
300,000	Carrier Global Corp. 144A, 2.72%, 2/15/30(c)	284
300,000	Carrier Global Corp. 144A, 3.58%, 4/05/50(c)	272
296,845	CARS-DB4 LP 144A, 3.25%, 2/15/50(c)	284
350,000	CARS-DB4 LP 144A, 4.17%, 2/15/50(c)	322
285,000	Centene Corp. 144A, 3.38%, 2/15/30(c)	288
220,000	Centene Corp. 144A, 4.25%, 12/15/27(c)	231
300,000	CenterPoint Energy Inc., 3.70%, 9/01/49	314
400,000	Charles Schwab Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.971%), 5.38%(d)(f)	410
298,711	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.050%), 2.86%, 6/15/34(c)(d)	243
150,000	Cheniere Energy Partners LP 144A, 4.50%, 10/01/29(c)	139
385,000	Cigna Corp., 4.38%, 10/15/28	442
300,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25(d)	265
100,000	Comcast Corp., 3.75%, 4/01/40	116
764,439	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39(c)(d)	643
262,987	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 2.94%, 7/25/31(c)(d)	237
219,823	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 9/25/31(c)(d)	202
200,000	Connecticut Avenue Securities Trust 2020-R01 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 1/25/40(c)(d)	154
150,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.49%, 1/25/40(c)(d)	68
400,000	CVS Health Corp., 4.30%, 3/25/28	454
400,000	Dell International LLC/EMC Corp. 144A, 6.10%, 7/15/27(c)	438
175,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 5.38%, 8/15/26(c)	134

Principal or Shares	Security Description	Value (000)

90,000	Dignity Health, 3.13%, 11/01/22	$90
419,688	Driven Brands Funding LLC 144A, 4.64%, 4/20/49(c)	412
300,000	DuPont de Nemours Inc., 2.17%, 5/01/23	302
200,000	Energy Transfer Operating LP, 3.75%, 5/15/30	183
160,000	Energy Transfer Operating LP, 6.50%, 2/01/42	162
230,000	EQM Midstream Partners LP, 4.75%, 7/15/23	218
310,000	EQT Corp., 3.00%, 10/01/22	294
235,000	Evergy Inc., 2.90%, 9/15/29	242
116,551	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 0.950%), 1.44%, 10/25/29(d)	116
350,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 2.64%, 10/25/30(d)	318
226,019	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 4.74%, 1/25/29(d)	224
330,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 4.74%, 4/25/29(d)	326
125,693	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.450%), 4.94%, 1/25/29(d)	125
199,391	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 9.500%), 9.99%, 5/25/29(d)	147
497,578	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.250%), 10.74%, 1/25/29(d)	426
498,685	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 10.750%), 11.24%, 1/25/29(d)	387
460,000	Fannie Mae-Aces, 3.82%, 9/25/30(g)	545
400,000	FHLMC Multifamily Structured Pass-Through Certificates, 2.88%, 4/25/26	449
388,640	FN AS4885 30YR, 3.50%, 5/01/45	418
584,018	FN CA0133 30YR, 4.00%, 8/01/47	626
1,236,326	FN FM1717 30YR, 3.50%, 12/01/45	1,334
490,357	FN MA3143 30YR, 3.00%, 9/01/47	519
672,065	FN MA3238 30YR, 3.50%, 1/01/48	714
1,282,215	FN MA3247 15YR, 3.00%, 1/01/33	1,355
746,751	FN MA3774 30YR, 3.00%, 9/01/49	790
1,448,875	FN MA3864 15YR, 2.50%, 12/01/34	1,518
1,393,698	FN MA3871 30YR, 3.00%, 12/01/49	1,474
400,000	Ford Motor Co., 4.75%, 1/15/43	258
400,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 2.500%), 2.99%, 2/25/50(c)(d)	207
600,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.79%, 10/25/48(c)(d)	515
39,150	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBORUSD + 0.900%), 1.39%, 1/25/49(c)(d)	39
300,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.14%, 1/25/49(c)(d)	270

Semi-Annual Report	81

            Payden Global Fixed Income Fund continued

Principal or Shares	Security Description	Value (000)

386,299	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 2.94%, 3/25/49(c)(d)	$339
246,545	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 7/25/49(c)(d)	214
200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 3.19%, 10/25/49(c)(d)	115
144,973	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 4/25/49(c)(d)	132
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 3.250%), 3.74%, 7/25/29(d)	241
325,000	FS KKR Capital Corp., 4.75%, 5/15/22	310
350,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25(c)	287
371,514	G2 MA3663 30YR, 3.50%, 5/20/46	400
1,236,714	G2 MA4126 30YR, 3.00%, 12/20/46	1,323
539,499	G2 MA5021 30YR, 4.50%, 2/20/48	587
720,000	G2SF, 3.50%, 30YR TBA(h)	764
350,000	General Motors Co., 6.25%, 10/02/43	307
500,000	Goldman Sachs Group Inc., 2.60%, 2/07/30	498
18,953	GreenPoint MTA Trust 2005-AR1, (1 mo. LIBOR USD + 0.560%), 1.05%, 6/25/45(d)	16
150,000	HCA Inc., 4.13%, 6/15/29	163
500,000	HCA Inc., 5.38%, 2/01/25	540
350,000	JPMorgan Chase & Co., (U.S. Secured Overnight Financing Rate + 1.510%), 2.74%, 10/15/30(d)	363
225,000	Kimberly-Clark Corp., 3.10%, 3/26/30	252
375,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	443
250,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43(c)	283
720,000	Kubota Credit Owner Trust 2020-1 144A, 1.92%, 12/15/22(c)	720
500,000	LMREC 2019-CRE3 Inc. 144A, (1 mo. LIBOR USD + 1.400%), 1.97%, 12/22/35(c)(d)	442
250,000	Lowe’s Cos. Inc., 4.00%, 4/15/25	278
250,000	Lowe’s Cos. Inc., 5.13%,4/15/50	328
380,000	Madison Avenue Trust 2013-650M 144A, 4.17%, 10/12/32(c)(g)	381
175,000	Mastercard Inc., 3.30%, 3/26/27	195
200,000	Mastercard Inc., 3.85%, 3/26/50	251
450,000	Meritage Homes Corp., 5.13%, 6/06/27	433
250,000	Mondelez International Inc., 2.75%, 4/13/30	267
121,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.74%, 10/15/49(c)(d)	94
1,050,000	Multifamily Connecticut Avenue Securities Trust 2020-01 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 3/25/50(c)(d)	855
170,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39(c)	284

Principal or Shares	Security Description	Value (000)

239,848	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57(c)(g)	$254
450,000	NextEra Energy Capital Holdings Inc., 3.55%, 5/01/27	496
420,000	NiSource Inc., 3.60%, 5/01/30	470
380,000	Nissan Auto Receivables 2020-A Owner Trust, 1.45%, 12/15/22	380
375,000	Northern Trust Corp., 1.95%, 5/01/30	376
485,000	Northwell Healthcare Inc., 4.26%, 11/01/47	510
400,000	NVIDIA Corp., 2.85%, 4/01/30	438
310,000	NVIDIA Corp., 3.50%, 4/01/50	359
250,000	Occidental Petroleum Corp., 2.70%, 8/15/22	219
320,000	ONEOK Partners LP, 6.65%, 10/01/36	306
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39(c)	107
300,000	PacifiCorp., 2.70%, 9/15/30	325
400,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	391
299,250	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49(c)	212
700,000	Progress Residential 2019-SFR4 Trust 144A, 2.69%, 10/17/36(c)	710
400,000	Sabine Pass Liquefaction LLC, 5.63%, 3/01/25	420
400,000	San Diego Gas & Electric Co., 3.32%, 4/15/50	437
500,000	SBA Tower Trust 144A, 2.84%, 1/15/25(c)	513
500,000	SLM Corp., 5.13%, 4/05/22	461
155,000	SM Energy Co., 6.13%, 11/15/22	63
334,177	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.14%, 4/25/43(c)(d)	316
400,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.89%, 2/25/47(c)(d)	301
140,000	Target Corp., 2.65%, 9/15/30	150
200,000	Teachers Insurance & Annuity Association of America 144A, 4.90%, 9/15/44(c)	257
640,000	Toledo Hospital, 5.33%, 11/15/28	663
3,085,000	U.S. Treasury Bond, 2.25%, 8/15/46(i)(j)(k)	3,755
100,000	U.S. Treasury Bond, 2.88%, 5/15/49	139
830,000	U.S. Treasury Bond, 4.50%, 5/15/38	1,324
300,000	U.S. Treasury Bond, 5.38%, 2/15/31	449
200,000	U.S. Treasury Note, 2.38%, 5/15/29	231
300,000	Ventas Realty LP, 3.00%, 1/15/30	275
325,000	Ventas Realty LP, 3.50%, 2/01/25	322
200,000	VICI Properties LP/VICI Note Co. Inc. 144A, 4.25%, 12/01/26(c)	188
280,000	Welltower Inc., 3.63%, 3/15/24	284
297,000	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48(c)	303
400,000	Wisconsin Power & Light Co., 3.65%, 4/01/50	468

		57,301

Total Bonds (Cost - $148,332)		147,848

Bank Loans(l) (1%)
150,000	AI Convoy Luxembourg Sarl Term Loan B 1L, (3 mo. EURIBOR + 3.750%) 3.75%, 1/20/27 EUR (b)	156
150,000	Froneri Lux FinCo SARL Term Loan B 1L, (3 mo. EURIBOR + 2.625%) 2.63%, 1/31/27 EUR (b)	156
299,250	Grifols SA Term Loan B 1L, (3 mo. EURIBOR + 2.250%) 2.25%, 11/15/27 EUR (b)	324

82   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
150,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%) 4.94%, 4/01/27	$149

Total Bank Loans (Cost - $808)		785

Investment Company (2%)
2,013,092	Payden Cash Reserves Money Market Fund *	2,013
146,702	Payden Floating Rate Fund, SI Class *	1,319

Total Investment Company (Cost - $3,482)		3,332

Total Investments (Cost - $152,622) (101%)		151,965
Liabilities in excess of Other Assets (-1%)		(1,692)

Net Assets (100%)		$150,273

*	Affiliated investment
(a)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Principal in foreign currency.
(c)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(d)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(e)	Yield to maturity at time of purchase.
(f)	Perpetual security with no stated maturity date.
(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security was purchased on a delayed delivery basis.
(i)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(j)	All or a portion of the security is pledged to cover futures contract margin requirements.
(k)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.
(l)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
EUR 500	USD 546	Citibank, N.A.	05/14/2020	$2
EUR 30,007	USD 32,853	State Street Bank & Trust Co.	05/14/2020	39
MYR 1,752	USD 407	Barclays Bank PLC	05/06/2020	—
USD 428	MYR 1,752	Barclays Bank PLC	05/06/2020	20
USD 20,798	JPY 2,225,300	Citibank, N.A.	06/08/2020	50
USD 264	RUB 17,560	HSBC Bank USA, N.A.	05/06/2020	28
USD 498	THB 15,550	HSBC Bank USA, N.A.	05/07/2020	18
USD 9,261	GBP 7,351	HSBC Bank USA, N.A.	06/08/2020	1
USD 237	RUB 17,560	HSBC Bank USA, N.A.	08/06/2020	4

				162

Liabilities:
GBP 7,081	USD 8,920	HSBC Bank USA, N.A.	05/14/2020	(1)
JPY 2,223,000	USD 20,770	Citibank, N.A.	05/14/2020	(51)
RUB 17,560	USD 241	HSBC Bank USA, N.A.	05/06/2020	(4)
USD 406	MYR 1,752	Barclays Bank PLC	08/06/2020	—
USD 32,269	EUR 29,877	Citibank, N.A.	05/14/2020	(480)
USD 20,508	JPY 2,223,000	Citibank, N.A.	05/14/2020	(211)
USD 688	EUR 630	Citibank, N.A.	05/14/2020	(3)
USD 636	CHF 615	Citibank, N.A.	07/28/2020	(3)
USD 242	PLN 1,010	Citibank, N.A.	07/28/2020	(2)
USD 8,667	GBP 7,081	HSBC Bank USA, N.A.	05/14/2020	(252)
USD 724	MXN 17,860	HSBC Bank USA, N.A.	07/28/2020	(7)
USD 317	SEK 3,200	HSBC Bank USA, N.A.	07/28/2020	(11)
USD 234	SGD 335	HSBC Bank USA, N.A.	07/28/2020	(3)
USD 183	DKK 1,255	HSBC Bank USA, N.A.	07/28/2020	(2)
USD 33,753	EUR 30,814	State Street Bank & Trust Co.	06/08/2020	(41)
USD 2,527	CAD 3,584	State Street Bank & Trust Co.	07/28/2020	(48)
USD 1,436	AUD 2,281	State Street Bank & Trust Co.	07/28/2020	(51)

				(1,170)

Net Unrealized Appreciation (Depreciation)				$(1,008)

Semi-Annual Report	83

            Payden Global Fixed Income Fund continued

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (Depreciation) (000s)
Long Contracts:
Euro-Bund Future	15	Jun-20	$2,867	$16	$16
Euro-Schatz Future	40	Jun-20	4,922	(5)	(5)
U.S. Long Bond Future	1	Jun-20	181	15	15
U.S. Treasury 10-Year Note Future	5	Jun-20	695	2	2
U.S. Treasury 2-Year Note Future	23	Jun-20	5,070	79	79
U.S. Treasury 5-Year Note Future	44	Jun-20	5,521	186	186

					293

Short Contracts:
Euro Buxl 30-Year Bond Future	2	Jun-20	(480)	(8)	(8)
Euro-Bobl Future	11	Jun-20	(1,639)	(7)	(7)
Long Gilt Future	25	Jun-20	(4,336)	(44)	(44)
U.S. 10-Year Ultra Future	46	Jun-20	(7,223)	(199)	(199)
U.S. Ultra Bond Future	2	Jun-20	(450)	(3)	(3)

					(261)

Total Futures					$32

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)		Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
10-Year Interest Rate Swap, Receive Fixed 1.125% Quarterly, Pay	10/07/2029	KRW	1,584,200	$6,433	$—	$6,433
Variable 1.55% (3M KWCDC) Quarterly
5-Year Interest Rate Swap, Receive Fixed 2.580% Quarterly, Pay	02/05/2025	CNY	2,350	12	—	12
Variable 2.50% (CNRR007) Quarterly
5-Year Interest Rate Swap, Receive Fixed 2.920% Quarterly,Pay	01/17/2025	CNY	11,580	85	—	85
Variable 2.75% (CNRR007) Quarterly
5-Year Interest Rate Swap, Receive Fixed 2.960% Quarterly, Pay	12/09/2024	CNY	28,890	218	—	218
Variable 2.43% (CNRR007) Quarterly

				$6,748	$—	$6,748

See notes to financial statements.

84   Payden Mutual Funds

                  Payden  Emerging Markets Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Foreign Government	67%
Corporate	30%
Cash equivalent	3%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (96%)
Angola (USD) (1%)
4,720,000	Angolan Government International Bond 144A, 8.00%, 11/26/29 (a)	$2,100
5,695,000	Angolan Government International Bond 144A, 8.25%, 5/09/28 (a)	2,534
6,425,000	Angolan Government International Bond 144A, 9.38%, 5/08/48 (a)	2,799
3,490,000	Angolan Government International Bond 144A, 9.50%, 11/12/25 (a)	1,668
		9,101

Argentina (ARS) (0%)
44,420,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	353

Argentina (USD) (2%)
4,442,500	Argentine Republic Government International Bond, 3.75%, 12/31/38	1,415
4,475,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	1,264
4,240,000	Argentine Republic Government International Bond, 6.88%, 1/11/48	1,002
3,085,000	Argentine Republic Government International Bond, 7.13%, 7/06/36	756
2,290,000	Argentine Republic Government International Bond, 7.13%, 6/28/2117	541
6,785,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	1,835
11,069,090	Argentine Republic Government International Bond, 8.28%, 12/31/33	3,908
1,940,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	548
1,475,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)	402
4,910,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	2,259
		13,930

Armenia (USD) (1%)
8,460,000	Republic of Armenia International Bond 144A, 7.15%, 3/26/25 (a)	9,050

Azerbaijan (USD) (0%)
3,570,000	Southern Gas Corridor CJSC 144A, 6.88%, 3/24/26 (a)	3,740

Bahrain (USD) (1%)
1,835,000	Bahrain Government International Bond 144A, 5.63%, 9/30/31 (a)	1,657
1,940,000	Bahrain Government International Bond 144A, 6.75%, 9/20/29 (a)	1,888
3,560,000	Bahrain Government International Bond 144A, 7.00%, 1/26/26 (a)	3,562
		7,107

Principal or Shares	Security Description	Value (000)

Belarus (USD) (1%)
3,445,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (a)	$3,382
5,145,000	Republic of Belarus International Bond 144A, 7.63%, 6/29/27 (a)	5,102
		8,484

Bermuda (USD) (0%)
610,000	Geopark Ltd. 144A, 6.50%, 9/21/24 (a)	444

Brazil (BRL) (1%)
32,425,358	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/28 BRL	6,984

Brazil (USD) (2%)
1,800,000	Brazilian Government International Bond, 4.50%, 5/30/29	1,792
7,750,000	Brazilian Government International Bond, 4.75%, 1/14/50	6,985
4,150,000	Brazilian Government International Bond, 5.00%, 1/27/45	3,880
4,220,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.822%) 4.50%, 11/21/29 (a)(b)	3,980
4,492,010	USJ-Acucar e Alcool S/A 144A, 10.50%, 11/09/23 (a)	2,246
		18,883

Cayman Islands (USD) (0%)
868,000	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, (a)(c)(d)	10
1,665,000	Saudi Electricity Global Sukuk Co. 2 144A, 5.06%, 4/08/43 (a)	1,770
		1,780

Chile (CLP) (1%)
4,250,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	5,803

Chile (USD) (0%)
2,907,646	Latam Airlines 2015-1 Pass-Through Trust A, 4.20%, 11/15/27	2,297
2,101,745	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	1,511
		3,808

Colombia (USD) ( 3%)
4,475,000	Colombia Government International Bond, 3.88%, 4/25/27	4,441
3,655,000	Colombia Government International Bond, 4.50%, 3/15/29	3,710
4,120,000	Colombia Government International Bond, 5.00%, 6/15/45	4,137

Semi-Annual Report	85

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)
4,754,000	Colombia Government International Bond, 6.13%, 1/18/41	$5,325
4,985,000	Colombia Government International Bond, 7.38%, 9/18/37	6,206
		23,819

Costa Rica (USD) (0%)
1,820,000	Costa Rica Government International Bond 144A, 6.13%, 2/19/31 (a)	1,476
2,560,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	1,968
1,275,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	995
		4,439

Dominica Republic (DOP) (0%)
213,300,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)	3,199

Dominica Republic (USD) (2%)
940,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	886
6,335,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)	5,755
1,990,000	Dominican Republic International Bond 144A, 6.40%, 6/05/49 (a)	1,652
2,050,000	Dominican Republic International Bond 144A, 6.50%, 2/15/48 (a)	1,712
1,130,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)(e)	1,110
820,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	718
4,490,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	4,342
3,160,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (a)	2,891
		19,066

Ecuador (USD) (1%)
13,645,000	Ecuador Government International Bond 144A, 7.88%, 1/23/28 (a)	4,008
1,520,000	Ecuador Government International Bond, 7.95%, 6/20/24 (f)	481
1,185,000	Ecuador Government International Bond 144A, 7.95%, 6/20/24 (a)	375
2,820,000	Ecuador Government International Bond 144A, 8.75%, 6/02/23 (a)	888
1,370,000	Ecuador Government International Bond 144A, 9.65%, 12/13/26 (a)	397
		6,149

Egypt (USD) (2%)
1,550,000	Egypt Government International Bond 144A, 5.58%, 2/21/23 (a)	1,510
1,950,000	Egypt Government International Bond 144A, 6.20%, 3/01/24 (a)(e)	1,896
6,840,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	6,680
4,450,000	Egypt Government International Bond 144A, 7.90%, 2/21/48 (a)	3,863
3,565,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)	3,203

Principal or Shares	Security Description	Value (000)
5,380,000	Egypt Government International Bond 144A, 8.70%, 3/01/49 (a)	$4,852
		22,004

El Salvador (USD) (1%)
3,900,000	El Salvador Government International Bond 144A, 6.38%, 1/18/27 (a)	3,130
2,410,000	El Salvador Government International Bond 144A, 7.63%, 2/01/41 (a)	1,876
995,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (a)	795
2,565,000	El Salvador Government International Bond 144A, 8.63%, 2/28/29 (a)	2,193
		7,994

Gabon (USD) (0%)
755,097	Gabon Government International Bond 144A, 6.38%, 12/12/24 (a)	547
2,800,000	Gabon Government International Bond 144A, 6.63%, 2/06/31 (a)	1,997
1,290,000	Gabon Government International Bond 144A, 6.95%, 6/16/25 (a)	924
		3,468

Georgia (GEL) (0%)
5,260,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	1,646

Georgia (USD) (2%)
3,460,000	Bank of Georgia JSC 144A, 6.00%, 7/26/23 (a)	3,425
915,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	879
6,605,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	6,506
3,140,000	TBC Bank JSC 144A, 5.75%, 6/19/24 (a)	2,975
		13,785

Ghana (USD) (2%)
9,530,000	Ghana Government International Bond 144A, 6.38%, 2/11/27 (a)	7,386
1,910,000	Ghana Government International Bond 144A, 7.63%, 5/16/29 (a)	1,476
2,690,000	Ghana Government International Bond 144A, 7.88%, 3/26/27 (a)	2,152
2,020,000	Ghana Government International Bond 144A, 8.63%, 6/16/49 (a)	1,534
9,570,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	10,060
		22,608

Guatemala (USD) (3%)
2,535,000	Guatemala Government Bond 144A, 4.38%, 6/05/27 (a)	2,528
5,530,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	5,541
4,701,000	Guatemala Government Bond 144A, 4.88%, 2/13/28 (a)	4,771
2,150,000	Guatemala Government Bond 144A, 4.90%, 6/01/30 (a)	2,162
1,760,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (a)	1,821

86   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
3,275,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (a)	$3,377
6,185,000	Guatemala Government Bond 144A, 6.13%, 6/01/50 (a)	6,485
		26,685

India (USD) (3%)
810,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	794
4,240,000	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	3,784
3,770,000	Export-Import Bank of India 144A, 3.25%, 1/15/30 (a)	3,483
3,760,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (a)	3,420
4,610,000	Power Finance Corp. Ltd. 144A, 6.15%, 12/06/28 (a)	4,835
1,275,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	1,124
4,170,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	3,414
5,060,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	3,887
		24,741

Indonesia (EUR) (0%)
380,000	Indonesia Government International Bond, 1.40%, 10/30/31 EUR	364

Indonesia (USD) (5%)
1,880,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	2,044
800,000	Indonesia Government International Bond 144A, 3.70%, 1/08/22 (a)	815
2,595,000	Indonesia Government International Bond 144A, 5.25%, 1/17/42 (a)	2,961
1,675,000	Indonesia Government International Bond 144A, 6.63%, 2/17/37 (a)	2,135
3,575,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	5,177
1,950,000	Indonesia Government International Bond, 8.50%, 10/12/35 (f)	2,824
2,060,000	Pelabuhan Indonesia III Persero PT 144A, 4.50%, 5/02/23 (a)	2,072
4,125,000	Pertamina Persero PT 144A, 3.10%, 8/25/30 (a)	3,846
3,890,000	Pertamina Persero PT 144A, 4.70%, 7/30/49 (a)	3,636
1,580,000	Pertamina Persero PT 144A, 5.63%, 5/20/43 (a)	1,627
4,000,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	4,518
2,050,000	Perusahaan Listrik Negara PT 144A, 3.88%, 7/17/29 (a)	2,003
241,000	Perusahaan Listrik Negara PT 144A, 5.25%, 5/15/47 (a)	247
4,665,000	Perusahaan Listrik Negara PT 144A, 6.15%, 5/21/48 (a)	5,125
5,005,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	5,277
2,025,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.40%, 3/01/28 (a)	2,156
		46,463

Principal or Shares	Security Description	Value (000)

Israel (USD) (1%)
3,340,000	Israel Government International Bond, 2.75%, 7/03/30	$3,524
2,560,000	Israel Government International Bond, 4.50%, 4/03/2120	3,008
		6,532

Ivory Coast (EUR) (0%)
3,190,000	Ivory Coast Government International Bond 144A, 5.88%, 10/17/31 EUR (a)	2,868

Ivory Coast (USD) (1%)
5,375,000	Ivory Coast Government International Bond 144A, 6.13%, 6/15/33 (a)	4,653

Jordan (USD) (0%)
1,005,000	Jordan Government International Bond 144A, 7.38%, 10/10/47 (a)	936

Kazakhstan (KZT) (0%)
2,098,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	4,422

Kazakhstan (USD) (1%)
10,780,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	10,841

Kenya (USD) (1%)
3,870,000	Kenya Government International Bond 144A, 6.88%, 6/24/24 (a)	3,572
1,690,000	Kenya Government International Bond 144A, 8.25%, 2/28/48 (a)	1,522
		5,094

Lebanon (USD) (0%)
3,370,000	Lebanon Government International Bond, 6.00%, 1/27/23 (f)(g)(h)	565
3,240,000	Lebanon Government International Bond, 6.20%, 2/26/25 (f)(g)(h)	543
1,935,000	Lebanon Government International Bond, 6.60%, 11/27/26 (f)(g)(h)	324
1,176,000	Lebanon Government International Bond, 6.65%, 2/26/30 (f)(g)(h)	197
2,880,000	Lebanon Government International Bond, 6.75%, 11/29/27 (f)(g)(h)	482
1,320,000	Lebanon Government International Bond, 6.85%, 5/25/29 (g)(h)	218
2,790,000	Lebanon Government International Bond, 7.00%, 3/23/32 (e)(f)(g)(h)	467
		2,796

Luxembourg (USD) (1%)
4,885,000	Gazprom PJSC Via Gaz Capital SA 144A, 5.15%, 2/11/26 (a)	5,269
4,150,000	Ultrapar International SA 144A, 5.25%, 6/06/29 (a)	3,806
		9,075

Malaysia (USD) (2%)
8,500,000	1MDB Energy Ltd., 5.99%, 5/11/22 (f)	8,437
3,540,000	Petronas Capital Ltd. 144A, 3.50%, 4/21/30 (a)	3,712
4,530,000	Petronas Capital Ltd. 144A, 4.55%, 4/21/50 (a)	4,941
1,170,000	Petronas Capital Ltd. 144A, 4.80%, 4/21/60 (a)	1,359
		18,449

Semi-Annual Report    87

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

Mauritius (USD) (0%)
1,610,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	$1,489

Mexico (MXN) (0%)
26,900,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	762
56,000,000	Mexican Bonos, 8.50%, 11/18/38 MXN	2,538
		3,300

Mexico (USD) (6%)
2,210,000	Banco Mercantil del Norte SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.447%) 5.75%, 10/04/31 (a)(b)	2,049
6,992,000	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	6,318
4,245,072	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	4,203
6,835,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	5,732
4,290,000	Mexico Government International Bond, 3.90%, 4/27/25 (e)	4,344
1,630,000	Mexico Government International Bond, 6.05%, 1/11/40	1,779
5,200,000	Petroleos Mexicanos 144A, 5.95%, 1/28/31 (a)	3,792
5,143,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (a)	4,207
7,915,000	Petroleos Mexicanos, 6.50%, 3/13/27	6,490
2,650,000	Petroleos Mexicanos, 6.50%, 1/23/29	2,100
3,020,000	Petroleos Mexicanos, 6.63%, 6/15/35	2,144
4,439,000	Petroleos Mexicanos, 6.75%, 9/21/47	3,074
1,046,000	Petroleos Mexicanos 144A, 6.84%, 1/23/30 (a)	828
5,320,000	Petroleos Mexicanos 144A, 6.95%, 1/28/60 (a)	3,751
456,000	Petroleos Mexicanos 144A, 7.69%, 1/23/50 (a)	337
		51,148

Mongolia (USD) (4%)
5,675,000	Development Bank of Mongolia LLC 144A, 7.25%, 10/23/23 (a)	4,951
6,950,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	6,255
3,065,000	Mongolia Government International Bond, 5.13%, 12/05/22 (f)	2,758
2,450,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (a)	2,193
7,165,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	6,914
9,073,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (a)	8,960
		32,031

Netherlands (USD) (2%)
2,640,000	Greenko Dutch BV 144A, 5.25%, 7/24/24 (a)	2,368
2,050,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)	1,983
4,380,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	4,177
4,102,010	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	3,475
3,240,000	Prosus NV 144A, 3.68%, 1/21/30 (a)	3,253
		15,256

Nigeria (USD) (2%)
4,355,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	3,321
4,170,000	Nigeria Government International Bond 144A, 7.14%, 2/23/30 (a)	3,169
3,940,000	Nigeria Government International Bond 144A, 7.63%, 11/21/25 (a)	3,322

Principal or Shares	Security Description	Value (000)
3,285,000	Nigeria Government International Bond 144A, 7.70%, 2/23/38 (a)	$2,439
2,050,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	1,568
3,125,000	Nigeria Government International Bond 144A, 8.75%, 1/21/31 (a)	2,518
		16,337

Oman (USD) (1%)
1,425,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	1,095
4,890,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	3,452
5,200,000	Oman Government International Bond 144A, 6.75%, 1/17/48 (a)	3,689
		8,236

Panama (USD) (3%)
1,900,000	Aeropuerto Internacional de Tocumen SA 144A, 6.00%, 11/18/48 (a)	1,938
1,840,000	Empresa de Transmision Electrica SA 144A, 5.13%, 5/02/49 (a)	1,874
5,190,000	Panama Government International Bond, 4.30%, 4/29/53	5,683
6,070,000	Panama Government International Bond, 4.50%, 4/01/56	6,859
7,870,000	Panama Government International Bond, 6.70%, 1/26/36	10,417
2,720,000	Panama Government International Bond, 9.38%, 4/01/29	3,831
		30,602

Paraguay (USD) (2%)
9,185,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (a)	9,489
2,030,000	Paraguay Government International Bond 144A, 5.40%, 3/30/50 (a)	2,111
3,110,000	Paraguay Government International Bond 144A, 5.60%, 3/13/48 (a)	3,286
2,220,000	Paraguay Government International Bond 144A, 6.10%, 8/11/44 (a)	2,376
		17,262

Peru (PEN) (2%)
20,917,000	Peru Government Bond 144A, 5.35%, 8/12/40 PEN (a)(f)	5,911
23,364,000	Peru Government Bond 144A, 5.40%, 8/12/34 PEN (a)(f)	7,137
12,020,000	Peru Government Bond 144A, 5.94%, 2/12/29 PEN (a)(f)	4,018
12,600,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)(f)	4,148
		21,214

Peru (USD) (1%)
2,144,560	ABY Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	2,702
3,985,000	Corp. Financiera de Desarrollo SA 144A, 4.75%, 7/15/25 (a)	4,169
1,030,000	Peruvian Government International Bond, 2.39%, 1/23/26	1,053

88   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
1,310,000	Peruvian Government International Bond, 2.78%, 1/23/31	$1,353
		9,277

Philippines (USD) (1%)
5,925,000	Philippine Government International Bond, 3.70%, 3/01/41	6,824

Qatar (USD) (2%)
2,440,000	Qatar Government International Bond 144A, 3.40%, 4/16/25 (a)	2,600
3,060,000	Qatar Government International Bond 144A, 4.40%, 4/16/50 (a)	3,487
8,020,000	Qatar Government International Bond 144A, 4.82%, 3/14/49 (a)	9,685
480,000	Qatar Government International Bond, 4.82%, 3/14/49 (f)	580
3,195,000	Qatar Government International Bond 144A, 5.10%, 4/23/48 (a)	3,994
		20,346

Romania (USD) (0%)
1,804,000	Romanian Government International Bond 144A, 5.13%, 6/15/48 (a)	1,927
2,080,000	Romanian Government International Bond 144A, 6.13%, 1/22/44 (a)	2,487
		4,414

Russian Federation (RUB) (1%)
608,930,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27 RUB	9,329

Russian Federation (USD) (2%)
1,400,000	Russian Foreign Bond - Eurobond, 4.75%, 5/27/26 (f)	1,556
4,800,000	Russian Foreign Bond - Eurobond 144A, 5.10%, 3/28/35 (a)	5,641
400,000	Russian Foreign Bond - Eurobond, 5.10%, 3/28/35 (f)	470
3,000,000	Russian Foreign Bond - Eurobond 144A, 5.25%, 6/23/47 (a)	3,722
3,800,000	Russian Foreign Bond - Eurobond, 5.63%, 4/04/42 (f)	4,843
		16,232

Saudi Arabia (USD) (2%)
9,220,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	9,538
5,170,000	Saudi Government International Bond 144A, 3.75%, 1/21/55 (a)	4,756
		14,294

Senegal (EUR) (0%)
2,985,000	Senegal Government International Bond 144A, 4.75%, 3/13/28 EUR (a)	2,839

Senegal (USD) (1%)
4,545,000	Senegal Government International Bond 144A, 6.25%, 5/23/33 (a)	4,003
1,993,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	1,941
		5,944

Singapore (USD) (1%)
4,840,000	BOC Aviation Ltd. 144A, 3.00%, 9/11/29 (a)	4,663

Principal or Shares	Security Description	Value (000)

South Africa (USD) (2%)
2,270,000	Eskom Holdings SOC Ltd. 144A, 6.35%, 8/10/28 (a)	$2,040
3,530,000	Eskom Holdings SOC Ltd. 144A, 6.75%, 8/06/23 (a)	2,667
8,365,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	7,065
3,390,000	Republic of South Africa Government International Bond, 5.75%, 9/30/49	2,663
1,870,000	Republic of South Africa Government International Bond, 5.88%, 6/22/30	1,725
2,545,000	Transnet SOC Ltd. 144A, 4.00%, 7/26/22 (a)	2,368
		18,528

South Africa (ZAR) (1%)
94,000,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR	5,574

Sri Lanka (USD) (2%)
5,390,000	Sri Lanka Government International Bond 144A, 5.75%, 4/18/23 (a)	3,234
2,950,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	1,858
3,775,000	Sri Lanka Government International Bond 144A, 6.20%, 5/11/27 (a)	2,189
670,000	Sri Lanka Government International Bond 144A, 6.75%, 4/18/28 (a)	385
4,315,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	2,503
1,685,000	Sri Lanka Government International Bond 144A, 7.55%, 3/28/30 (a)	986
4,645,000	Sri Lanka Government International Bond 144A, 7.85%, 3/14/29 (a)	2,671
		13,826

Tunisia (EUR) (0%)
2,510,000	Banque Centrale de Tunisie International Bond 144A, 6.38%, 7/15/26 EUR (a)	2,259

Tunisia (USD) (1%)
11,230,000	Banque Centrale de Tunisie International Bond 144A, 5.75%, 1/30/25 (a)(e)	9,468

Turkey (USD) (2%)
1,320,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	1,288
4,485,000	Turkey Government International Bond, 4.25%, 4/14/26	3,874
3,970,000	Turkey Government International Bond, 5.63%, 3/30/21	4,001
5,370,000	Turkey Government International Bond, 6.13%, 10/24/28	4,902
4,675,000	Turkey Government International Bond, 7.25%, 12/23/23	4,753
3,175,000	Turkey Government International Bond, 7.38%, 2/05/25	3,235
		22,053

Ukraine (EUR) (1%)
4,330,000	Ukraine Government International Bond 144A, 4.38%, 1/27/30 EUR (a)	3,690
3,160,000	Ukraine Government International Bond 144A, 6.75%,6/20/26 EUR (a)	3,079
		6,769

Semi-Annual Report    89

            Payden Emerging Markets Bond Fund continued

Principal or Shares	Security Description	Value (000)

Ukraine (UAH) (0%)
103,920,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)	$3,471

Ukraine (USD) (3%)
2,895,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (a)(i)	2,154
980,000	Ukraine Government International Bond 144A, 7.38%, 9/25/32 (a)	872
3,290,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	3,149
1,166,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	1,111
3,635,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	3,443
10,328,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	9,499
3,180,000	Ukraine Government International Bond 144A, 8.99%, 2/01/24 (a)	3,113
		23,341

United Arab Emirates (USD) (2%)
9,413,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	10,108
4,810,000	Abu Dhabi Government International Bond 144A, 3.13%, 9/30/49 (a)	4,631
3,005,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (a)	3,509
		18,248

United Kingdom (IDR) (1%)
89,288,000,000	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)	6,063

United States (IDR) (1%)
75,400,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 5.63%, 5/17/23 IDR (a)	4,904
48,100,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.25%, 5/17/36 IDR (a)	3,266
24,925,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	1,700
11,270,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 11.00%, 9/17/25 IDR (a)	868
		10,738

United States (UAH) (1%)
134,000,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)	5,460

Uruguay (USD) (3%)
15,285,000	Uruguay Government International Bond, 4.98%, 4/20/55	17,366
8,764,580	Uruguay Government International Bond, 5.10%, 6/18/50	10,023
		27,389

Venezuela (USD) (0%)
6,400,000	Petroleos de Venezuela SA, 5.38%, 4/12/27 (g)(h)	272
6,055,000	Petroleos de Venezuela SA 144A, 6.00%, 11/15/26 (a)(g)(h)	257
1,122,500	Petroleos de Venezuela SA 144A, 8.50%, 10/27/20 (a)	154

Principal or Shares	Security Description	Value (000)
5,085,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (f)(g)(h)	$216
2,420,000	Venezuela Government International Bond, 7.00%, 3/31/38 (g)(h)	206
7,789,000	Venezuela Government International Bond, 7.65%, 4/21/25 (g)(h)	662
4,020,000	Venezuela Government International Bond, 7.75%, 10/13/19 (g)(h)	342
9,060,000	Venezuela Government International Bond, 9.25%, 9/15/27 (g)(h)	770
		2,879

Virgin Islands (British) (USD) (2%)
24,600,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (f)	22,140

Zambia (USD) (0%)
3,045,000	Zambia Government International Bond 144A, 5.38%, 9/20/22 (a)	1,046
3,060,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	1,052
		2,098
Total Bonds (Cost - $1,024,666)		872,904

Investment Company (2%)
21,836,121	Payden Cash Reserves Money Market Fund * (Cost - $21,836)	21,836
Total Investments (Cost - $1,046,502) (98%)		894,740
Other Assets, net of Liabilities (2%)		16,773

Net Assets (100%)		$911,513

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(c)	Perpetual security with no stated maturity date.
(d)	Yield to maturity at time of purchase.
(e)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $9,148 and the total market value of the collateral held by the Fund is $9,519. Amounts in 000s.

(f)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Non-income producing security.
(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

90   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
HUF 3,124,900	USD 9,591	HSBC Bank USA, N.A.	07/22/2020	$113
IDR 71,877,000	USD 4,552	HSBC Bank USA, N.A.	06/04/2020	258
PEN 24,473	USD 6,988	Citibank, N.A.	05/26/2020	250
PHP 233,740	USD 4,560	HSBC Bank USA, N.A.	07/17/2020	65
RUB 212,733	USD 2,658	Citibank, N.A.	05/13/2020	202
RUB 329,420	USD 4,260	HSBC Bank USA, N.A.	05/13/2020	169
USD 10,020	ZAR 150,330	BNP PARIBAS	05/21/2020	1,928
USD 10,915	ZAR 175,230	Citibank, N.A.	05/21/2020	1,482
USD 2,219	ZAR 40,794	Citibank, N.A.	05/21/2020	23
USD 11,176	IDR 163,902,000	HSBC Bank USA, N.A.	06/04/2020	209
USD 9,471	BRL 45,322	HSBC Bank USA, N.A.	06/18/2020	1,167
USD 18,228	EUR 16,113	HSBC Bank USA, N.A.	06/23/2020	551
USD 5,386	MXN 131,320	HSBC Bank USA, N.A.	07/20/2020	4
USD 2,253	COP 8,910,000	HSBC Bank USA, N.A.	08/18/2020	22

				6,443

Liabilities:
BRL 3,426	USD 719	HSBC Bank USA, N.A.	06/18/2020	(92)
IDR 94,391,000	USD 6,575	Barclays Bank PLC	06/04/2020	(259)
MXN 156,930	USD 6,604	HSBC Bank USA, N.A.	07/20/2020	(172)
USD 11,452	PEN 39,858	Barclays Bank PLC	05/26/2020	(336)
USD 5,665	IDR 84,847,000	Barclays Bank PLC	06/04/2020	(13)
USD 4,615	THB 150,800	Barclays Bank PLC	08/11/2020	(46)
USD 13,600	MYR 59,807	Barclays Bank PLC	08/24/2020	(253)
USD 11,606	RUB 880,560	Citibank, N.A.	05/13/2020	(234)
USD 22,790	PEN 79,458	Citibank, N.A.	05/26/2020	(709)
USD 5,676	CLP 4,742,900	HSBC Bank USA, N.A.	07/13/2020	(16)
USD 9,447	HUF 3,124,900	HSBC Bank USA, N.A.	07/22/2020	(256)
ZAR 74,380	USD 4,946	BNP PARIBAS	05/21/2020	(942)
ZAR 39,450	USD 2,194	Citibank, N.A.	05/21/2020	(70)

				(3,398)

Net Unrealized Appreciation (Depreciation)				$3,045

Semi-Annual Report    91

            Payden Emerging Markets Bond Fund continued

  Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (Depreciation) (000s)
Protection Bought (Relevant Credit: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2024	$10,500	$879	$549	$330
Protection Bought (Relevant Credit: Kingdom of Saudi Arabia), Pay 1% Quarterly, Receive upon credit default	06/20/2025	9,000	295	244	51
Protection Bought (Relevant Credit: Markit CDX, North America High Yield Series 34 Index), Pay 5% Quarterly, Receive upon credit default	06/20/2025	19,495	885	1,150	(266)
Protection Bought (Relevant Credit: Republic of Colombia), Pay 1% Quarterly, Receive upon credit default	12/20/2024	11,750	645	552	94
Protection Bought (Relevant Credit: Republic of Colombia), Pay 1% Quarterly, Receive upon credit default	06/20/2025	4,790	322	343	(21)
Protection Bought (Relevant Credit: Republic of South Africa), Pay 1% Quarterly, Receive upon credit default	06/20/2025	4,700	672	623	49
Protection Bought (Relevant Credit: Republic of Turkey), Pay 1% Quarterly, Receive upon credit default	12/20/2024	8,410	1,566	535	1,031
Protection Bought (Relevant Credit: United Mexican States), Pay 1% Quarterly, Receive upon credit default	06/20/2025	4,900	361	395	(34)

			$5,625	$4,391	$1,234

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$9,148
Non-cash Collateral[2]	(9,148)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

92   Payden Mutual Funds

            Payden Emerging Markets Local  Bond Fund

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Portfolio Composition - percent of investments
Foreign Government	80%
Corporate	18%
Cash equivalent	2%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (94%)
Argentina (ARS) (0%)
8,765,600	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$70
Brazil (BRL) (7%)
955,000	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/26 BRL	669
5,955,678	Brazil Notas do Tesouro Nacional Serie B, 6.00%, 8/15/28 BRL	1,283
8,267,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21 BRL	1,590
18,246,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23 BRL	3,769
12,810,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/27 BRL	2,700
		10,011

Chile (CLP) (3%)
1,310,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/01/26 CLP	1,789
695,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.00%, 3/01/35 CLP	1,047
410,000,000	Bonos de la Tesoreria de la Republica en pesos, 6.00%, 1/01/43 CLP	715
79,000,000	Chile Government International Bond, 5.50%, 8/05/20 CLP	96
		3,647

Colombia (COP) (7%)
540,000,000	Colombia Government International Bond, 7.75%, 4/14/21 COP	140
2,891,167,650	Colombian TES, 3.30%, 3/17/27 COP	747
2,700,000,000	Colombian TES, 6.00%, 4/28/28 COP	651
6,401,000,000	Colombian TES, 7.00%, 5/04/22 COP	1,703
4,700,000,000	Colombian TES, 7.50%, 8/26/26 COP	1,270
2,670,000,000	Colombian TES, 7.75%, 9/18/30 COP	714
9,649,000,000	Colombian TES, 10.00%, 7/24/24 COP	2,870
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 COP (a)	231
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 COP (a)	321
2,003,000,000	Empresas Publicas de Medellin ESP 144A, 8.38%, 11/08/27 COP (a)	501
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter 144A, 7.88%, 8/12/24 COP (a)	413
		9,561

Czech Republic (CZK) (5%)
11,400,000	Czech Republic Government Bond, 0.95%, 5/15/30 CZK (b)	449

Principal or Shares	Security Description	Value (000)
13,400,000	Czech Republic Government Bond, 2.00%, 10/13/33 CZK	$586
22,900,000	Czech Republic Government Bond, 2.40%, 9/17/25 CZK (b)	992
30,000,000	Czech Republic Government Bond, 2.75%, 7/23/29 CZK	1,379
19,000,000	Czech Republic Government Bond, 3.85%, 9/29/21 CZK (b)	806
47,320,000	Czech Republic Government Bond, 4.70%, 9/12/22 CZK (b)	2,099
		6,311

Dominica Republic (DOP) (2%)
78,400,000	Dominican Republic International Bond 144A, 8.90%, 2/15/23 DOP (a)	1,277
88,900,000	Dominican Republic International Bond 144A, 9.75%, 6/05/26 DOP (a)	1,333
		2,610

Georgia (GEL) (0%)
1,185,000	Bank of Georgia JSC 144A, 11.00%, 6/01/20 GEL (a)	371
Hungary (HUF) (3%)
190,000,000	Hungary Government Bond, 2.50%, 10/24/24 HUF	621
140,000,000	Hungary Government Bond, 3.00%, 6/26/24 HUF	462
707,000,000	Hungary Government Bond, 3.00%, 8/21/30 HUF	2,418
187,000,000	Hungary Government Bond, 5.50%, 6/24/25 HUF	697
115,610,000	Hungary Government Bond, 7.00%, 6/24/22 HUF	403
		4,601

Indonesia (IDR) (2%)
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24 IDR	1,142
8,900,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26 IDR	618
4,500,000,000	Indonesia Treasury Bond, 8.38%, 3/15/34 IDR	307
21,440,000,000	Wijaya Karya Persero Tbk PT 144A, 7.70%, 1/31/21 IDR (a)	1,291
		3,358

Kazakhstan (KZT) (1%)
620,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	1,307
Luxembourg (BRL) (1%)
6,650,000	Swiss Insured Brazil Power Finance Sarl 144A, 9.85%, 7/16/32 BRL (a)	1,315

Semi-Annual Report	93

        Payden Emerging Markets Local Bond Fund continued

Principal or Shares	Security Description	Value (000)

Malaysia (MYR) (5%)
6,510,000	Malaysia Government Bond, 3.89%, 3/15/27 MYR	$1,621
7,100,000	Malaysia Government Bond, 3.90%, 11/16/27 MYR	1,776
1,905,000	Malaysia Government Bond, 4.18%, 7/15/24 MYR	472
7,255,000	Malaysia Government Bond, 4.39%, 4/15/26 MYR	1,840
1,700,000	Malaysia Government Bond, 4.76%, 4/07/37 MYR	463
		6,172

Mexico (MXN) (8%)
72,300	America Movil SAB de CV, 6.45%, 12/05/22 MXN	296
10,700,000	Comision Federal de Electricidad, 7.35%, 11/25/25 MXN	413
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43 MXN	206
17,300,000	Mexican Bonos, 6.50%, 6/09/22 MXN	736
46,000,000	Mexican Bonos, 7.50%, 6/03/27 MXN	2,050
39,220,000	Mexican Bonos, 7.75%, 11/23/34 MXN	1,726
24,620,000	Mexican Bonos, 7.75%, 11/13/42 MXN	1,017
15,000,000	Mexican Bonos, 8.00%, 12/07/23 MXN	676
22,700,000	Mexican Bonos, 8.00%, 11/07/47 MXN	971
40,500,000	Mexican Bonos, 8.50%, 5/31/29 MXN	1,899
10,600,000	Mexican Bonos, 8.50%, 11/18/38 MXN	480
9,200,000	Petroleos Mexicanos, 7.19%, 9/12/24 MXN	297
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 MXN (a)	649
		11,416

Peru (PEN) (6%)
3,100,000	Banco de Credito del Peru 144A, 4.65%, 9/17/24 PEN (a)	942
402,000	Banco de Credito del Peru 144A, 4.85%, 10/30/20 PEN (a)	120
2,085,000	Peru Government Bond 144A, 5.35%, 8/12/40 PEN (a)(b)	589
4,930,000	Peru Government Bond 144A, 5.40%, 8/12/34 PEN (a)(b)	1,506
2,610,000	Peru Government Bond 144A, 5.94%, 2/12/29 PEN (a)(b)	873
5,010,000	Peru Government Bond 144A, 6.15%, 8/12/32 PEN (a)(b)	1,649
2,660,000	Peruvian Government International Bond 144A, 5.35%, 8/12/40 PEN (a)	752
2,055,000	Peruvian Government International Bond 144A, 6.35%, 8/12/28 PEN (a)	708
4,030,000	Peruvian Government International Bond 144A, 6.95%, 8/12/31 PEN (a)	1,417
		8,556

Philippines (PHP) (0%)
17,000,000	Philippine Government International Bond, 6.25%, 1/14/36 PHP	381

Poland (PLN) (7%)
7,120,000	Republic of Poland Government Bond, 2.50%, 4/25/24 PLN	1,899

Principal or Shares	Security Description	Value (000)
9,920,000	Republic of Poland Government Bond, 2.75%, 10/25/29 PLN	$2,670
9,070,000	Republic of Poland Government Bond, 3.25%, 7/25/25 PLN	2,440
2,370,000	Republic of Poland Government Bond, 4.00%, 10/25/23 PLN	637
5,600,000	Republic of Poland Government Bond, 5.75%, 9/23/22 PLN	1,515
		9,161

Romania (RON) (1%)
5,200,000	Romania Government Bond, 5.00%, 2/12/29 RON	1,195
2,700,000	Romania Government Bond, 5.80%, 7/26/27 RON	666
		1,861

Russian Federation (RUB) (9%)
344,375,000	Russian Federal Bond—OFZ, 7.05%, 1/19/28 RUB	4,996
149,000,000	Russian Federal Bond—OFZ, 7.70%, 3/23/33 RUB	2,287
38,000,000	Russian Federal Bond—OFZ, 7.70%, 3/16/39 RUB	598
276,770,000	Russian Federal Bond—OFZ, 8.15%, 2/03/27 RUB	4,240
		12,121

South Africa (ZAR) (7%)
1,510,000	Republic of South Africa Government Bond, 6.50%, 2/28/41 ZAR	49
23,000,000	Republic of South Africa Government Bond, 8.25%, 3/31/32 ZAR	1,033
58,900,000	Republic of South Africa Government Bond, 8.50%, 1/31/37 ZAR	2,471
39,000,000	Republic of South Africa Government Bond, 8.75%, 1/31/44 ZAR	1,595
16,200,000	Republic of South Africa Government Bond, 8.75%, 2/28/48 ZAR	657
32,000,000	Republic of South Africa Government Bond, 8.88%, 2/28/35 ZAR	1,427
32,460,000	Republic of South Africa Government Bond, 10.50%, 12/21/26 ZAR	1,925
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 ZAR (a)	636
		9,793

South Korea (MXN) (0%)
12,000,000	Export-Import Bank of Korea, 7.93%, 7/30/26 MXN	516
Thailand (THB) (7%)
8,400,000	Thailand Government Bond, 2.88%, 6/17/46 THB	300
31,500,000	Thailand Government Bond, 3.30%, 6/17/38 THB	1,244
48,500,000	Thailand Government Bond, 3.40%, 6/17/36 THB	1,898
170,000	Thailand Government Bond, 3.65%, 12/17/21 THB	5
70,500,000	Thailand Government Bond, 3.65%, 6/20/31 THB	2,687

94   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
94,800,000	Thailand Government Bond, 4.88%, 6/22/29 THB	$3,868
		10,002

Turkey (TRY) (2%)
3,676,520	Turkey Government Bond, 3.00%, 2/23/22 TRY	537
7,200,000	Turkey Government Bond, 7.10%, 3/08/23 TRY	950
7,140,000	Turkey Government Bond, 11.00%, 3/02/22 TRY	1,054
		2,541

Ukraine (UAH) (0%)
11,570,000	Ukraine Government International Bond 144A, 11.67%, 11/22/23 UAH (a)	387

United Kingdom (IDR) (4%)
59,000,000,000	Standard Chartered Bank 144A, 8.25%, 5/19/36 IDR (a)	4,006
17,200,000,000	Standard Chartered Bank 144A, 8.38%, 3/17/34 IDR (a)	1,172
		5,178

United States (IDR) (5%)
32,200,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 IDR (a)	2,197
10,000,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 8.75%, 5/19/31 IDR (a)	705
49,194,000,000	JPMorgan Chase Bank N.A. (Indonesia Treasury Bond) 144A, 9.50%, 7/17/31 IDR (a)	3,624
		6,526

United States (UAH) (2%)
27,000,000	Citigroup Global Markets Holdings Inc. 144A, 15.92%, 11/19/21 UAH (a)	1,100
56,000,000	Citigroup Global Markets Holdings Inc. (Republic of Ukraine) 144A, 13.41%, 10/17/22 UAH (a)	2,108
		3,208

Uruguay (UYU) (0%)
10,970,000	Uruguay Government International Bond 144A, 8.50%, 3/15/28 UYU (a)	218
Total Bonds (Cost - $154,847)		131,199

Principal or Shares	Security Description	Value (000)
Investment Company (3%)
3,357,680	Payden Cash Reserves Money Market Fund * (Cost-$3,358)	$3,358

Total Investments (Cost - $158,205) (97%)		134,557
Other Assets, net of Liabilities (3%)		4,602

Net Assets (100%)		$139,159

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
CLP 872,400	USD 1,021	HSBC Bank USA, N.A.	07/13/2020	$26
HUF 846,037	USD 2,609	HSBC Bank USA, N.A.	07/22/2020	18
IDR 13,168,000	USD 829	Barclays Bank PLC	06/04/2020	52
IDR 97,354,000	USD 6,146	HSBC Bank USA, N.A.	06/04/2020	369
MYR 4,049	USD 921	Barclays Bank PLC	08/24/2020	17
PEN 6,431	USD 1,895	Citibank, N.A.	05/26/2020	7
PEN 4,183	USD 1,194	Citibank, N.A.	05/26/2020	43
PHP 56,900	USD 1,110	HSBC Bank USA, N.A.	07/17/2020	16
RUB 118,866	USD 1,516	Citibank, N.A.	05/13/2020	83
RUB 44,380	USD 596	Citibank, N.A.	05/13/2020	1
RUB 153,240	USD 2,006	HSBC Bank USA, N.A.	05/13/2020	54

Semi-Annual Report    95

          Payden Emerging Markets Local Bond Fund continued

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
THB 87,850	USD 2,689	Barclays Bank PLC	08/11/2020	$27
TRY 1,967	USD 269	HSBC Bank USA, N.A.	07/22/2020	6
USD 2,330	ZAR 36,010	BNP PARIBAS	05/21/2020	392
USD 4,818	PEN 16,054	BNP PARIBAS	05/26/2020	70
USD 3,145	ZAR 50,480	Citibank, N.A.	05/21/2020	428
USD 652	ZAR 11,991	Citibank, N.A.	05/21/2020	7
USD 413	TRY 2,947	HSBC Bank USA, N.A.	07/22/2020	1
USD 3,199	COP 12,653,000	HSBC Bank USA, N.A.	08/18/2020	31
ZAR 20,820	USD 1,114	Citibank, N.A.	05/21/2020	7

				1,655

Liabilities:
BRL 8,107	USD 1,629	HSBC Bank USA, N.A.	06/18/2020	(143)
CNH 9,692	USD 1,374	HSBC Bank USA, N.A.	05/12/2020	(5)
CZK 95,360	USD 4,030	HSBC Bank USA, N.A.	05/18/2020	(172)
IDR 17,444,000	USD 1,215	Barclays Bank PLC	06/04/2020	(48)
MXN 126,800	USD 5,214	HSBC Bank USA, N.A.	07/20/2020	(18)
PLN 25,508	USD 6,661	HSBC Bank USA, N.A.	06/26/2020	(515)
USD 4,757	IDR 71,252,000	Barclays Bank PLC	06/04/2020	(10)
USD 2,704	THB 87,820	Barclays Bank PLC	08/11/2020	(11)
USD 1,747	RUB 133,610	Citibank, N.A.	05/13/2020	(50)
USD 2,287	PEN 8,082	Citibank, N.A.	05/26/2020	(103)
USD 2,836	CZK 72,010	HSBC Bank USA, N.A.	05/18/2020	(77)
USD 2,829	IDR 42,931,000	HSBC Bank USA, N.A.	06/04/2020	(44)
USD 1,821	PLN 7,684	HSBC Bank USA, N.A.	06/26/2020	(30)
USD 1,014	CLP 858,000	HSBC Bank USA, N.A.	07/13/2020	(16)
USD 525	PHP 26,810	HSBC Bank USA, N.A.	07/17/2020	(5)
USD 2,919	MXN 71,840	HSBC Bank USA, N.A.	07/20/2020	(25)
USD 3,606	HUF 1,192,700	HSBC Bank USA, N.A.	07/22/2020	(98)
USD 58	RON 263	HSBC Bank USA, N.A.	07/23/2020	(1)
ZAR 15,380	USD 1,023	BNP PARIBAS	05/21/2020	(195)
ZAR 7,660	USD 522	BNP PARIBAS	05/21/2020	(109)
ZAR 13,090	USD 799	Citibank, N.A.	05/21/2020	(95)

				(1,770)

Net Unrealized Appreciation (Depreciation)				$(115)

Open OTC Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
Barclays Bank, 5-Year Interest Rate Swap, Receive Fixed 2.35%	03/05/2025	CNY 15,750	$58	$—	$58

Quarterly, Pay Variable 2.10% (CNR R007) Quarterly

See notes to financial statements.

96   Payden Mutual Funds

            Payden Emerging Markets Corporate  Bond Fund

The Fund seeks a high level of total return by generally

investing in below investment grade corporate debt

instruments and income producing securities of emerging

market countries denominated in U.S. and foreign

currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Corporate Bond	82%
Foreign Government	7%
Mortgage Backed	3%
Bank Loans	2%
Asset Backed	1%
Cash equivalent	5%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (95%)
Argentina (ARS) (0%)
2,000,000	YPF SA 144A, 16.50%, 5/09/22 ARS (a)	$16

Argentina (USD) (1%)
230,000	Capex SA 144A, 6.88%, 5/15/24 (a)	154
225,000	Pampa Energia SA 144A, 7.38%, 7/21/23 (a)	148
255,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	72
70,000	Tecpetrol SA 144A, 4.88%, 12/12/22 (a)	55
		429

Austria (USD)(1%)
220,000	JBS Investments II GmbH 144A, 7.00%, 1/15/26 (a)	229
200,000	Klabin Austria GmbH 144A, 5.75%, 4/03/29 (a)	196
		425

Bahamas (USD) (1%)
405,000	Intercorp Peru Ltd. 144A, 3.88%, 8/15/29 (a)	366

Bermuda (USD) (2%)
105,000	Digicel Group One Ltd. 144A, 8.25%, 12/30/22 (a)	63
100,000	Digicel Group Two Ltd. 144A, 8.25%, 9/30/22 (a)	5
210,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (a)	135
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (a)	222
285,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (a)	273
		698

Brazil (USD) (2%)
200,000	Itau Unibanco Holding SA 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.822%), 4.50%, 11/21/29 (a)(b)	189
196,199	Prumo Participacoes e Investimentos S/A 144A, 7.50%, 12/31/31 (a)	180
691,905	USJ-Acucar e Alcool S/A 144A, 10.50%, 11/09/23 (a)	346
		715

Canada (USD) (1%)
420,000	CNOOC Finance 2014 ULC, 4.25%, 4/30/24	453

Cayman Islands (USD) (8%)
200,000	Bioceanico Sovereign Certificate Ltd. 144A, 0.00%, 6/05/34 (a)(c)	128
220,000	Braskem Finance Ltd. 144A, 7.38% (a)(d)	205
610,000	Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 4/10/22 (e)	573
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (a)	202
450,000	JD.com Inc., 3.38%, 1/14/30	467

Principal or Shares	Security Description	Value (000)
405,000	Kaisa Group Holdings Ltd., 7.25%, 6/30/20 (e)	$405
210,000	Melco Resorts Finance Ltd., 4.88%, 6/06/25 (e)	204
98,900	Odebrecht Oil & Gas Finance Ltd. 144A, 0.00%, (a)(c)(d)	1
280,000	Saudi Electricity Global Sukuk Co. 2 144A, 5.06%, 4/08/43 (a)	298
220,000	Saudi Electricity Global Sukuk Co. 4, 4.72%, 9/27/28 (e)	243
200,000	Weibo Corp., 3.50%, 7/05/24	204
		2,930

Chile (USD) (2%)
280,840	Empresa Electrica Angamos SA 144A, 4.88%, 5/25/29 (a)(f)	278
210,000	Engie Energia Chile SA 144A, 3.40%, 1/28/30 (a)	204
325,375	Latam Airlines 2015-1 Pass-Through Trust B, 4.50%, 11/15/23	234
		716

China (USD) (0%)
200,000	China Life Insurance Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.294%), 4.00%, 7/03/75 (b)(e)	195

Colombia (USD) (4%)
215,000	Banco de Bogota SA 144A, 4.38%, 8/03/27 (a)	197
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (a)	216
190,000	Ecopetrol SA, 5.88%, 9/18/23	196
400,000	Grupo de Inversiones Suramericana SA 144A, 5.50%, 4/29/26 (a)	403
405,000	Oleoducto Central SA 144A, 4.00%, 5/07/21 (a)	407
		1,419

Cyprus (USD) (0%)
200,000	MHP SE 144A, 7.75%, 5/10/24 (a)	196

Dominica Republic (USD) (0%)
203,333	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (a)	203

Georgia (USD) (1%)
200,000	Silknet JSC, 11.00%, 4/02/24 (e)	193
210,000	TBC Bank JSC 144A, 5.75%, 6/19/24 (a)	199
		392

Ghana (USD) (0%)
200,000	Ghana Government International Bond 144A, 6.38%, 2/11/27 (a)	155

Guatemala (USD)(1%)
200,000	Guatemala Government Bond 144A, 5.38%, 4/24/32 (a)	207

Semi-Annual Report    97

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)

Hong Kong (USD) (2%)
200,000	AIA Group Ltd. 144A, 3.20%, 3/11/25 (a)	$208
400,000	CNAC HK Finbridge Co. Ltd., 3.88%, 6/19/29 (e)	407
200,000	CNAC HK Finbridge Co. Ltd., 5.13%, 3/14/28 (e)	219
		834

India (USD) (5%)
210,000	Adani Electricity Mumbai Ltd. 144A, 3.95%, 2/12/30 (a)	179
305,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt. Ltd./Parampujya Solar Energy 144A, 6.25%, 12/10/24 (a)	299
204,225	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt. Ltd./Wardha Solar Maharash 144A, 4.63%, 10/15/39 (a)	180
200,000	Adani Transmission Ltd. 144A, 4.25%, 5/21/36 (a)	178
200,000	Export-Import Bank of India 144A, 3.38%, 8/05/26 (a)	197
220,000	Muthoot Finance Ltd. 144A, 6.13%, 10/31/22 (a)	200
210,000	ReNew Power Ltd. 144A, 6.45%, 9/27/22 (a)	185
210,000	ReNew Power Pvt. Ltd. 144A, 5.88%, 3/05/27 (a)	172
420,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (a)	323
		1,913

Indonesia (USD) (2%)
200,000	Indonesia Asahan Aluminium Persero PT 144A, 6.53%, 11/15/28 (a)	218
200,000	Pertamina Persero PT 144A, 3.10%, 8/25/30 (a)	186
200,000	Pertamina Persero PT 144A, 6.50%, 11/07/48 (a)	226
		630

Ireland (USD) (1%)
400,000	C&W Senior Financing DAC 144A, 7.50%, 10/15/26 (a)	402

Israel (USD) (2%)
410,000	Bank Leumi Le-Israel BM 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity +1.631%), 3.28%, 1/29/31 (a)(b)(e)	381
265,000	Israel Electric Corp. Ltd. 144A, 6.88%, 6/21/23 (a)	298
		679

Ivory Coast (USD) (0%)
210,000	Ivory Coast Government International Bond 144A, 6.38%, 3/03/28 (a)	189

Jersey (USD) (1%)
435,000	Petropavlovsk 2016 Ltd., 8.13%, 11/14/22 (e)	456

Kazakhstan (KZT) (0%)
70,000,000	Development Bank of Kazakhstan JSC 144A, 8.95%, 5/04/23 KZT (a)	148

Luxembourg (USD) (3%)
307,669	JBS USA LUX SA Term Loan B 1L, (LIBOR USD 3-Month + 2.000%), 3.07%, 5/01/26 (g)	298
210,000	MHP Lux SA 144A, 6.25%, 9/19/29 (a)	179
200,000	Millicom International Cellular SA 144A, 5.13%, 1/15/28 (a)	185
220,000	Minerva Luxembourg SA 144A, 6.50%, 9/20/26 (a)	212
200,000	VTB Bank OJSC Via VTB Capital SA 144A, 6.95%, 10/17/22 (a)	209
		1,083

Principal or Shares	Security Description	Value (000)

Malaysia (USD) (1%)
200,000	Petronas Capital Ltd. 144A, 3.50%, 4/21/30 (a)	$210

Marshall Islands (USD) (1%)
250,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (a)	291

Mauritius (USD) (0%)
200,000	Azure Power Solar Energy Pvt. Ltd. 144A, 5.65%, 12/24/24 (a)	185

Mexico (MXN) (0%)
1,600,000	Mexican Bonos, 8.50%, 11/18/38 MXN	73

Mexico (USD) (6%)
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.995%), 5.95%, 10/01/28 (a)(b)	194
205,000	BBVA Bancomer SA 144A, 6.75%, 9/30/22 (a)	213
200,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV 144A, 4.96%, 7/18/29 (a)	150
190,000	Cometa Energia SA de CV 144A, 6.38%, 4/24/35 (a)	172
448,120	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	444
200,000	Fomento Economico Mexicano SAB de CV, 3.50%, 1/16/50	193
200,000	Grupo Bimbo SAB de CV 144A, 4.00%, 9/06/49 (a)	183
200,000	Grupo Bimbo SAB de CV 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (a)(b)(d)	200
205,000	Infraestructura Energetica Nova SAB de CV 144A, 4.88%, 1/14/48 (a)	172
200,000	Mexico City Airport Trust 144A, 5.50%, 7/31/47 (a)	168
229,690	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (a)	228
60,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (a)	49
		2,366

Morocco (USD) (1%)
225,000	OCP SA 144A, 6.88%, 4/25/44 (a)	270

Netherlands (USD) (13%)
205,000	Bharti Airtel International Netherlands BV 144A, 5.35%, 5/20/24 (a)	214
235,000	Equate Petrochemical BV 144A, 3.00%, 3/03/22 (a)	236
210,000	Greenko Dutch BV 144A, 5.25%, 7/24/24 (a)	188
200,000	Listrindo Capital BV, 4.95%, 9/14/26 (e)	194
200,000	Lukoil Securities BV 144A, 3.88%, 5/06/30 (a)	200
200,000	Minejesa Capital BV 144A, 4.63%, 8/10/30 (a)	192
435,000	Minejesa Capital BV 144A, 5.63%, 8/10/37 (a)	415
197,212	MV24 Capital BV 144A, 6.75%, 6/01/34 (a)	167
390,000	Petrobras Global Finance BV, 5.30%, 1/27/25	381
180,000	Petrobras Global Finance BV, 6.00%, 1/27/28	175
40,000	Petrobras Global Finance BV, 6.90%, 3/19/49	39

98   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
90,000	Petrobras Global Finance BV, 8.75%, 5/23/26	$100
200,000	Prosus NV 144A, 3.68%, 1/21/30 (a)	201
500,000	Prosus NV 144A, 5.50%, 7/21/25 (a)	550
890,000	Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/01/28	920
210,000	VEON Holdings BV 144A, 4.00%, 4/09/25 (a)	218
290,000	VEON Holdings BV 144A, 4.95%, 6/16/24 (a)	308
325,000	VTR Finance BV 144A, 6.88%, 1/15/24 (a)	325
		5,023

Nigeria (USD) (0%)
216,000	Nigeria Government International Bond 144A, 6.50%, 11/28/27 (a)	165

Panama (USD) (1%)
210,000	Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd. 144A, 8.38%, 5/10/20 (a)	39
200,000	Banco General SA 144A, 4.13%, 8/07/27 (a)	198
		237

Paraguay (USD) (1%)
200,000	Paraguay Government International Bond 144A, 4.95%, 4/28/31 (a)	207

Peru (PEN) (1%)
1,180,000	Peruvian Government International Bond 144A, 6.35%, 8/12/28 PEN (a)	406

Peru (USD) (4%)
194,960	ABY Transmision Sur SA 144A,
	6.88%, 4/30/43 (a)	246
170,000	Banco de Credito del Peru 144A, (3 mo. LIBOR USD + 7.043%), 6.13%, 4/24/27 (a)(b)	180
325,000	Banco Internacional del Peru SAA Interbank 144A, (3 mo. LIBOR USD + 5.760%), 6.63%, 3/19/29 (a)(b)	340
200,000	Kallpa Generacion SA 144A, 4.88%, 5/24/26 (a)	205
40,000	Peruvian Government International Bond, 2.39%, 1/23/26	41
50,000	Peruvian Government International Bond, 2.78%, 1/23/31	52
200,000	SAN Miguel Industrias Pet SA 144A, 4.50%, 9/18/22 (a)	197
360,000	Scotiabank Peru SAA 144A, (3 mo. LIBOR USD + 3.856%), 4.50%, 12/13/27 (a)(b)	362
		1,623

Qatar (USD) (1%)
200,000	Qatar Government International Bond 144A, 3.40%, 4/16/25 (a)	213
300,000	Ras Laffan Liquefied Natural Gas Co. Ltd. 3 144A, 5.84%, 9/30/27 (a)	338
		551

Saudi Arabia (USD) (1%)
200,000	Saudi Arabian Oil Co. 144A, 4.25%, 4/16/39 (a)	207
200,000	Saudi Telecom Co., 3.89%, 5/13/29 (e)	209
		416

Singapore (USD) (1%)
210,000	BOC Aviation Ltd. 144A, 3.00%, 9/11/29 (a)	202
200,000	Marble II Pte Ltd. 144A, 5.30%, 6/20/22 (a)(f)	184
		386

Principal or Shares	Security Description	Value (000)

Spain (USD) (1%)
250,000	AI Candelaria Spain SLU 144A, 7.50%, 12/15/28 (a)	$229

Sri Lanka (USD) (0%)
230,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	145

Switzerland (USD) (0%)
200,000	UBS AG 144A, 1.75%, 4/21/22 (a)	201

Thailand (USD) (1%)
400,000	Bangkok Bank PCL 144A, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.900%), 3.73%, 9/25/34 (a)(b)	359

Turkey (USD) (1%)
220,000	Turkiye Sise ve Cam Fabrikalari AS 144A, 6.95%, 3/14/26 (a)	213

Ukraine (USD) (1%)
215,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	208

United Arab Emirates (USD) (7%)
200,000	Abu Dhabi Crude Oil Pipeline LLC 144A, 4.60%, 11/02/47 (a)	215
220,000	Abu Dhabi National Energy Co. PJSC 144A, 3.63%, 6/22/21 (a)	224
200,000	Abu Dhabi National Energy Co. PJSC, 4.38%, 6/22/26 (e)	215
200,000	Abu Dhabi National Energy Co. PJSC 144A, 4.38%, 6/22/26 (a)	215
730,000	Acwa Power Management And Investments One Ltd. 144A, 5.95%, 12/15/39 (a)	715
200,000	DP World PLC 144A, 6.85%, 7/02/37 (a)	219
280,000	Emirates Semb Corp. Water & Power Co. PJSC 144A, 4.45%, 8/01/35 (a)(f)	304
200,000	Ruwais Power Co. PJSC 144A,
	6.00%, 8/31/36 (a)	234
200,000	Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25 (e)	210
		2,551

United Kingdom (USD) (1%)
275,000	MARB BondCo PLC 144A, 6.88%, 1/19/25 (a)	265

United States (IDR) (1%)
6,700,000,000	JPMorgan Chase Bank NA 144A, 8.25%, 5/17/36 IDR (a)	455

United States (USD) (7%)
156,098	Connecticut Avenue Securities Trust 2018-R07 144A, (1 mo. LIBOR USD + 2.400%), 2.89%, 4/25/31 (a)(b)	147
199,000	Domino’s Pizza Master Issuer LLC 144A, 3.67%, 10/25/49 (a)	195
95,000	DuPont de Nemours Inc., 2.17%, 5/01/23	96
220,000	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.150%), 2.64%, 10/25/30 (b)	200
122,411	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.200%), 2.69%, 8/25/30 (b)	109
190,286	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 2.550%), 3.04%, 12/25/30 (b)	167
195,000	Ford Motor Co., 9.00%, 4/22/25	191

Semi-Annual Report   99

        Payden Emerging Markets Corporate Bond Fund continued

Principal or Shares	Security Description	Value (000)
215,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.14%, 1/25/49 (a)(b)	$193
96,649	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 4/25/49 (a)(b)	88
202,496	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 2.79%, 9/25/30 (b)	180
205,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 144A, 4.75%, 6/01/27 (a)	213
285,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 4/25/43 (a)(b)	207
510,000	Tacala Investment Corp. Term Loan B 2L, (LIBOR USD 1-Month + 7.500%), 7.90%, 2/05/28 (g)	402
100,725	Taco Bell Funding LLC 144A, 4.94%, 11/25/48 (a)	107
190,000	T-Mobile USA Inc. Term Loan B 1L, (LIBOR USD 3-Month + 3.000%), 4.94%, 4/01/27 (g)	189
195,000	US. Foods Inc. 144A, 6.25%, 4/15/25 (a)	200
		2,884

Virgin Islands (British) (USD) (3%)
100,000	Arcos Dorados Holdings Inc. 144A, 6.63%, 9/27/23 (a)	99
200,000	Gold Fields Orogen Holdings BVI Ltd. 144A, 6.13%, 5/15/29 (a)	212
200,000	Gold Fields Orogen Holdings BVI Ltd., 6.13%, 5/15/29 (e)	212
405,000	Huarong Finance 2019 Co. Ltd., 3.88%, 11/13/29 (e)	400
200,000	Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 2/04/27 (e)	205

		1,128

Total Bonds (Cost - $39,531)		36,896

Principal or Shares	Security Description	Value (000)
Investment Company (5%)
1,983,884	Payden Cash Reserves Money Market Fund *
	(Cost - $1,984)	$1,984

Total Investments (Cost - $41,515) (100%)		38,880
Liabilities in excess of Other Assets (0%)		(13)

Net Assets (100%)		$38,867

*	Affiliated investment
(a)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(c)	Yield to maturity at time of purchase.
(d)	Perpetual security with no stated maturity date.
(e)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(f)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $403 and the total market value of the collateral held by the Fund is $384. Amounts in 000s.

(g)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

100   Payden Mutual Funds

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
IDR 1,838,000	USD 116	HSBC Bank USA, N.A.	06/04/2020	$6
PEN 181	USD 52	Citibank, N.A.	05/26/2020	2
PHP 9,710	USD 189	HSBC Bank USA, N.A.	07/17/2020	3
RUB 17,637	USD 220	Citibank, N.A.	05/13/2020	17
USD 285	IDR 4,181,000	HSBC Bank USA, N.A.	06/04/2020	5
USD 9	BRL 44	HSBC Bank USA, N.A.	06/18/2020	1
USD 268	MXN 6,540	HSBC Bank USA, N.A.	07/20/2020	—

				34

Liabilities:
MXN 6,120	USD 258	HSBC Bank USA, N.A.	07/20/2020	(7)
USD 2	IDR 28,000	Barclays Bank PLC	06/04/2020	—
USD 193	THB 6,310	Barclays Bank PLC	08/11/2020	(2)
USD 484	MYR 2,128	Barclays Bank PLC	08/24/2020	(9)
USD 252	RUB 19,140	Citibank, N.A.	05/13/2020	(5)
USD 421	PEN 1,448	Citibank, N.A.	05/26/2020	(7)

				(30)

Net Unrealized Appreciation (Depreciation)				$4

Open Centrally Cleared Credit Default Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Protection Bought (Relevant Credit: CDS Brazil 100, Issuer Name:	06/20/2025	$605	$59	$56	$3
Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default
Protection Bought (Relevant Credit: CDS Index Swap Brazil 100, Issuer Name: Federative Republic of Brazil), Pay 1% Quarterly, Receive upon credit default	12/20/2024	915	77	75	2
Protection Bought (Relevant Credit: CDS Mexico 100, Issuer Name: United Mexican States), Pay 1% Quarterly, Receive upon credit default	06/20/2025	200	15	16	(1)

					$4

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$403
Non-cash Collateral[2]	(403)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report   101

            Payden Equity Income Fund

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.	Portfolio Composition - percent of investments

	Financials	21%
	Healthcare	17%
	Technology	16%
	Consumer Staples	12%
	Utilities	9%
	Other	25%

Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Stocks (95%)
Common Stock (84%)
Communication Services (5%)
771,400	AT&T Inc.	$23,505
507,400	Comcast Corp., Class A	19,093
505,200	Verizon Communications Inc.	29,024
		71,622
Consumer Discretionary (4%)
76,500	Home Depot Inc.	16,817
133,200	McDonald’s Corp.	24,983
150,100	Starbucks Corp.	11,517
		53,317
Consumer Staples (12%)
329,700	Coca-Cola Co.	15,130
797,900	Conagra Brands Inc.	26,682
103,400	Costco Wholesale Corp.	31,330
554,900	General Mills Inc.	33,233
118,200	Kimberly-Clark Corp.	16,368
216,500	PepsiCo Inc.	28,641
		151,384
Energy (3%)
173,700	Chevron Corp.	15,980
1,369,800	Kinder Morgan Inc.	20,862
		36,842
Financials (11%)
103,700	Allianz SE	19,191
492,100	Bank of America Corp.	11,835
261,100	Citigroup Inc.	12,679
459,800	Fidelity National Financial Inc.	12,438
103,600	Goldman Sachs Group Inc.	19,002
268,300	JPMorgan Chase & Co.	25,692
480,600	Morgan Stanley	18,950
253,300	Truist Financial Corp.	9,453
298,700	U.S. Bancorp	10,903
		140,143
Healthcare (17%)
177,900	AbbVie Inc.	14,623
71,700	Amgen Inc.	17,152
455,700	Bristol-Myers Squibb Co.	27,711
289,500	CVS Health Corp.	17,819
246,300	Eli Lilly and Co.	38,088
607,200	GlaxoSmithKline PLC	12,703
102,400	Johnson & Johnson	15,364
286,400	Medtronic PLC	27,961
436,100	Merck & Co. Inc.	34,600
402,800	Pfizer Inc.	15,452
		221,473
Industrials (7%)
96,400	Lockheed Martin Corp.	37,505
152,400	Republic Services Inc.	11,939
83,100	Union Pacific Corp.	13,279

Principal or Shares	Security Description	Value (000)
234,400	Waste Management Inc.	$23,445
		86,168
Materials (1%)
214,500	BASF SE	10,974
Technology (16%)
69,300	Apple Inc.	20,360
45,600	Broadcom Inc.	12,386
661,900	Cisco Systems Inc.	28,051
262,200	Intel Corp.	15,727
185,700	International Business Machines Corp.	23,316
337,300	Maxim Integrated Products Inc.	18,545
216,500	Microsoft Corp.	38,799
278,400	Paychex Inc.	19,076
214,400	QUALCOMM Inc.	16,867
156,200	Texas Instruments Inc.	18,130
		211,257
Utilities (8%)
333,200	American Electric Power Co. Inc.	27,692
303,300	Consolidated Edison Inc.	23,900
154,500	DTE Energy Co.	16,028
303,600	Duke Energy Corp.	25,703
223,700	Public Service Enterprise Group Inc.	11,344
		104,667
Total Common Stock		1,087,847
Master Limited Partnership (1%)
1,130,500	Enterprise Products Partners LP	19,852
Total Master Limited Partnership		19,852
Preferred Stock (1%)
279,800	Allstate Corp., 5.10%	7,163
150,400	Spire Inc., 5.90%	4,020
110,900	US Bancorp, 6.50%	2,995
Total Preferred Stock		14,178
Real Estate Investment Trust (9%)
136,600	Alexandria Real Estate Equities Inc.	21,459
148,600	Crown Castle International Corp.	23,691
192,800	Digital Realty Trust Inc.	28,822
863,800	Healthcare Trust of America Inc., Class A	21,275
189,900	Prologis Inc.	16,945
Total Real Estate Investment Trust		112,192
Total Stocks (Cost - $1,093,213)		1,234,069
Corporate Bond (2%)
6,050,000	CenterPoint Energy Inc., (3 mo. LIBOR USD + 3.270%) 6.13% (a)(b)	5,525
1,956,000	CIT Group Inc., (3 mo. LIBOR USD + 3.972%) 5.80% (a)(b)(c)	1,535
6,000,000	Citigroup Inc., (3 mo. LIBOR USD + 3.423%) 6.30% (a)(b)	5,929

102   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
6,100,000	Citizens Financial Group Inc., (3 mo. LIBOR USD + 3.003%) 6.00% (a)(b)	$5,220
6,000,000	General Motors Financial Co. Inc., (3 mo. LIBOR USD + 3.436%) 6.50% (a)(b)(c)	4,871
3,400,000	Huntington Bancshares Inc., (3 mo. LIBOR USD + 2.880%) 5.70% (a)(b)	2,994
2,800,000	Land O’ Lakes Inc. 144A, 7.00% (a)(d)	2,519

Total Corporate Bond (Cost - $31,882)		28,593

Investment Company (5%)
61,450,494	Payden Cash Reserves Money Market Fund * (Cost - $61,450)	61,450

Total Investments (Cost - $1,186,545) (102%)		1,324,112
Liabilities in excess of Other Assets (-2%)		(28,264)

Net Assets (100%)		$1,295,848

*	Affiliated investment
(a)	Perpetual security with no stated maturity date.
(b)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(c)

All or a portion of these securities are on loan. At April 30, 2020, the total market value of the Fund’s securities on loan is $5,072 and the total market value of the collateral held by the Fund is $5,314. Amounts in 000s.

(d)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (000s)
Assets:
USD 40,425	EUR 35,960	Citibank, N.A.	06/23/2020	$974
USD 13,246	GBP 10,322	HSBC Bank USA, N.A.	06/23/2020	243

				1,217

Liabilities:
EUR 7,409	USD 8,217	Citibank, N.A.	06/23/2020	(89)

Net Unrealized Appreciation (Depreciation)				$1,128

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$5,072
Non-cash Collateral[2]	(5,072)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    103

Statements of Assets & Liabilities

April 30, 2020 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$348,086	$856,981	$1,395,467
Affiliated investments, at value **	—	16,997	19,630
Repurchase agreements, at value ***	117	—	—
Foreign cash ****	—	253	—
Cash	—	—	—
Cash pledged for financial futures contracts	—	—	—
Cash pledged for centrally cleared swaps	—	—	—
Receivable for:
Interest and dividends	84	2,764	6,321
Investments sold	—	1,275	180,213
Fund shares sold	2	244	2,089
Futures	—	—	34
Forward currency contracts	—	993	—
Variation margin on centrally cleared swaps	—	—	12
Receivable from Advisor (Note 3)	3	42	—
Other assets	27	41	57
Total Assets	348,319	879,590	1,603,823
LIABILITIES:
Payable for:
Forward currency contracts	—	—	—
Investments purchased	5,006	4	188,371
Fund shares redeemed	—	2,351	1,048
Futures	—	—	45
Variation margin on centrally cleared swaps	—	—	—
Distributions payable	38	22	109
Liability for securities on loan (Note 2)	—	—	89
Accrued expenses:
Investment advisory fees (Note 3)	—	—	240
Administration fees (Note 3)	47	103	172
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	8	25	39
Other liabilities	49	266	387
Total Liabilities	5,148	2,771	190,500
NET ASSETS	$343,171	$876,819	$1,413,323

NET ASSETS:
Paid in capital	$343,170	$891,286	$1,425,712
Distributable earnings (loss)	1	(14,467)	(12,389)
NET ASSETS	$343,171	$876,819	$1,413,323

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$343,171	$876,819	$1,413,323
Shares Outstanding	343,164	93,967	141,785
Net Asset Value Per Share	$1.00	$9.33	$9.97

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$348,086	$872,051	$1,413,764
** Affiliated investments, at cost	—	16,997	19,630
*** Repurchase agreements, at cost	117	—	—
**** Foreign cash, at cost	—	246	—

104   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$44,766	$166,213	$949,750	$451,446	$125,591	$696,678	$63,901
819	2,186	14,973	5,775	2,265	6,576	4,629
—	—	—	—	—	—	—
—	—	116	—	28	—	—
23	—	—	—	14	323	25
—	—	—	827	—	115	—
—	—	—	736	—	—	—

114	365	5,314	4,076	915	3,205	113
1,182	2,470	13,301	5,828	—	1,865	856
—	9	642	530	691	61	—
—	—	33	69	4	23	—
—	—	833	—	152	1,081	—
—	—	55	—	18	5	—
7	—	—	—	—	—	—
12	12	48	50	23	38	21
46,923	171,255	985,065	469,337	129,701	709,970	69,545

—	—	99	—	11	23	—
4,638	47,606	42,771	11,622	928	11,900	3,181
2	119	208	133	42	427	—
—	—	67	31	7	88	—
—	—	—	26	—	—	—
1	33	—	—	—	—	—
—	—	1,903	2,400	779	—	—
—	7	150	81	31	82	12

5	15	115	55	16	83	8
—	—	18	—	—	—	—
1	4	27	12	4	17	2
35	113	262	187	74	113113	51
4,682	47,897	45,620	14,547	1,892	12,733	3,254
$42,241	$123,358	$939,445	$454,790	$127,809	$697,237	$66,291

$49,129	$157,061	$915,674	$435,370	$133,669	$751,142	$76,098
(6,888)	(33,703)	23,771	19,420	(5,860)	(53,905)	(9,807)
$42,241	$123,358	$939,445	$454,790	$127,809	$697,237	$66,291

—	—	$43,738	—	—	—	—
—	—	4,056	—	—	—	—
—	—	$10.78	—	—	—	—

$42,241	$123,358	$538,658	$454,790	$81,873	$126,343	$18,571
4,005	12,852	49,831	39,418	8,473	13,605	2,067
$10.55	$9.60	$10.81	$11.54	$9.66	$9.29	$8.98

—	—	$357,049	—	$45,936	$570,894	$47,720
—	—	33,056	—	4,755	61,434	5,310
—	—	$10.80	—	$9.66	$9.29	$8.99

$44,079	$161,742	$933,454	$430,978	$131,799	$748,586	$69,657
819	2,186	14,973	5,775	2,265	6,576	4,629
—	—	—	—	—	—	—
—	—	114	—	27	—	—

Semi-Annual Report    105

Statements of Assets & Liabilities continued

April 30, 2020 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$374,676	$58,859	$82,353
Affiliated investments, at value **	25,970	—	1,329
Foreign cash ***	148	—	—
Cash	52	97	—
Cash pledged for financial futures contracts	—	135	—
Cash pledged as collateral for OTC derivatives	—	—	—
Cash pledged for centrally cleared swaps	272	—	—
Receivable for:
Interest and dividends	5,637	678	429
Investments sold	6,813	3,579	6,493
Fund shares sold	152	1	4
Futures	—	—	3
Forward currency contracts	234	—	—
Variation margin on centrally cleared swaps	—	—	1
Unrealized gain on OTC swaps	—	—	—
Receivable from Advisor (Note 3)	—	60	—
Other assets	16	2	12
Total Assets	413,970	63,411	90,624
LIABILITIES:
Payable for:
Bank overdraft	—	—	—
Forward currency contracts.	5	—	1
Investments purchased	18,939	5,608	6,558
Fund shares redeemed	167	42	1
Futures	—	7	6
Variation margin on centrally cleared swaps	1	—	—
Distributions payable	—	17	—
Liability for securities on loan (Note 2)	5,219	—	199
Accrued expenses:
Investment advisory fees (Note 3)	108	—	7
Administration fees (Note 3)	46	7	10
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	10	2	3
Other liabilities	106	27	64
Total Liabilities	24,601	5,710	6,849
NET ASSETS	$389,369	$57,701	$83,775

NET ASSETS:
Paid in capital	$446,449	$57,164	$85,840
Distributable earnings (loss)	(57,080)	537	(2,065)
NET ASSETS	$389,369	$57,701	$83,775

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding.	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$389,369	$57,701	$83,775
Shares Outstanding	66,517	5,709	8,525
Net Asset Value Per Share	$5.85	$10.11	$9.83

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost.	$398,766	$58,709	$84,273
** Affiliated investments, at cost	25,970	—	1,329
*** Foreign cash, at cost	146	—	—

106   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$148,633	$ 872,904	$131,199	$36,896	$1,262,662
3,332	21,836	3,358	1,984	61,450
1,498	645	499	49	177
—	245	579	188	—
43	—	—	—	—
—	460	960	—	—
—	4,630	—	90	—
841	14,977	2,755	513	3,076
265	4,636	—	29	—
53	1,190	45	—	32
30	—	—	—	—
162	6,443	1,655	34	1,217
—	—	—	—	—
—	—	58	—	—
—	—	—	5	—
22	71	21	18	57
154,879	928,037	141,129	39,806	1,328,671

1	—	—	—	—
1,170	3,398	1,770	30	89
3,193	1,848	—	484	25,301
16	830	—	—	1,186
46	—	—	—	—
13	126	2	—	—
—	—	—	—	—
—	9,519	—	384	5,314
11	290	72	—	447
18	110	18	5	155
—	24	—	—	6
4	22	5	1	33
134	357	103	35	292
4,606	16,524	1,970	939	32,823
$150,273	$ 911,513	$139,159	$38,867	$1,295,848

$150,741	$1,088,481	$201,537	$42,056	$1,184,765
(468)	(176,968)	(62,378)	(3,189)	111,083
$150,273	$ 911,513	$139,159	$38,867	$1,295,848

—	$ 53,211	—	—	$ 14,224
—	4,549	—	—	908
—	$ 11.70	—	—	$ 15.66

$150,273	$ 237,008	$139,159	$3,462	$ 489,146
16,744	20,277	25,063	377	31,209
$8.97	$ 11.69	$5.55	$9.18	$ 15.67

—	$ 621,294	—	$35,405	$ 792,478
—	53,234	—	3,849	50,529
—	$ 11.67	—	$9.20	$ 15.68

$149,140	$1,024,666	$154,847	$39,531	$1,125,095
3,482	21,836	3,358	1,984	61,450
1,491	662	491	49	174

Semi-Annual Report    107

Statements of Operations

Period ended April 30, 2020 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,882	$9,731	$18,729
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	72	58
Income from securities lending	—	1	4
Foreign tax withholdings	—	—	—
Investment Income	1,882	9,804	18,791
EXPENSES:
Investment advisory fees (Note 3)	228	1,193	2,079
Administration fees (Note 3)	228	639	1,114
Shareholder servicing fees.	—	197	256
Distribution fees (Note 3)	—	—	—
Custodian fees	10	30	40
Transfer agent fees	12	21	56
Registration and filing fees	25	37	36
Trustee fees and expenses	16	47	80
Printing and mailing costs	9	23	37
Loan commitment fees	—	5	9
Legal fees	4	11	19
Publication expense	4	9	15
Pricing fees	1	20	21
Fund accounting fees	24	51	86
Insurance	3	18	—
Interest expense	—	—	—
Audit fees	18	19	20
Other expenses.	—	15	—
Gross Expenses.	582	2,335	3,868
Expense subsidy (Note 3)	(201)	(1,270)	(675)
Net Expenses	381	1,065	3,193
Net Investment Income	1,501	8,739	15,598
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	11	(1,445)	6,237
Foreign currency transactions	—	(146)	19
Forward foreign exchange contracts	—	960	—
Futures contracts	—	—	285
Written option contracts	—	—	—
Swap contracts	—	—	18
Change in net unrealized appreciation (depreciation) from:
Investments	—	(17,305)	(29,688)
Translation of assets and liabilities in foreign currencies	—	14	—
Forward foreign exchange contracts	—	1,497	—
Futures contracts	—	—	2,164
Written option contracts	—	—	—
Swap contracts	—	—	886
Net Realized and Unrealized Gains (Losses)	11	(16,425)	(20,079)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,512	$(7,686)	$(4,481)

108   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$510	$1,931	$16,003	$8,744	$2,771	$12,110	$1,638
—	—	—	—	12	—	—
9	14	43	45	12	50	49
—	—	6	4	2	4	1
—	—	(10)	—	(2)	—	—
519	1,945	16,042	8,793	2,795	12,164	1,688

57	172	1,405	838	427	1,701	200
30	95	753	359	116	510	54
3	100	170	157	22	6	1
—	—	51	—	—	—	—
3	7	34	19	10	26	11
7	10	35	21	12	27	11
12	16	57	33	21	22	18
2	7	56	25	9	36	4
2	3	29	13	5	22	3
—	1	6	3	1	6	—
1	2	12	6	2	10	1
1	2	12	4	3	4	2
3	8	21	15	18	60	8
6	11	61	29	12	40	8
2	1	12	5	—	7	1
`—	—	—	—	—	1	—
19	20	21	21	22	23	28
—	—	1	2	—	7	—
148	455	2,736	1,550	680	2,508	350
(62)	(136)	(230)	5	(173)	(777)	(104)
86	319	2,506	1,555	507	1,731	246
433	1,626	13,536	7,238	2,288	10,433	1,442

101	740	13,468	518	992	(1,854)	(584)
—	—	(29)	—	4	(99)	—
—	—	(478)	—	(137)	(260)	—
(10)	(35)	(2,940)	(1,918)	(354)	895	—
—	—	987	—	157	255	—
—	—	(3,265)	854	(496)	(2,947)	—
797	2,022	(19,607)	(9,264)	(9,863)	(57,586)	(6,477)
—	—	(5)	—	1	(23)	—
—	—	1,387	—	275	1,386	—
6	—	2,842	(440)	486	864	—
—	—	(689)	—	(110)	(161)	—
—	—	107	(44)	199	920	—
894	2,727	(8,222)	(10,294)	(8,846)	(58,610)	(7,061)
$1,327	$4,353	$5,314	$(3,056)	$(6,558)	$(48,177)	$(5,619)

Semi-Annual Report    109

Statements of Operations continued

Period ended April 30, 2020 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Social Impact Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$12,360	$823	$1,351
Dividend income	7	—	17
Dividend income from affiliated investment (Note 2)	94	—	8
Income from securities lending	34	—	2
Foreign tax withholdings	(1)	—	—
Investment Income	12,494	823	1,378
EXPENSES:
Investment advisory fees (Note 3)	749	98	138
Administration fees (Note 3)	321	46	69
Shareholder servicing fees.	65	14	25
Distribution fees (Note 3)	—	—	—
Custodian fees	—	2	8
Transfer agent fees	17	7	7
Registration and filing fees	27	1	9
Trustee fees and expenses	22	3	5
Printing and mailing costs	7	17	2
Loan commitment fees	3	—	1
Legal fees	9	40	1
Publication expense	6	1	2
Pricing fees	9	7	16
Fund accounting fees	31	7	9
Insurance	4	1	1
Audit fees	22	26	20
Interest expense	—	—	—
Other expenses	—	—	—
Gross Expenses.	1,292	270	313
Expense subsidy (Note 3)	—	(109)	(69)
Net Expenses	1,292	161	244
Net Investment Income	11,202	662	1,134
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(8,036)	419	234
Foreign currency transactions	(5)	—	(4)
Forward foreign exchange contracts	(136)	—	(53)
Affiliated investments	4	—	—
Futures contracts	—	(21)	(49)
Written option contracts	—	—	39
Swap contracts	(345)	—	—
Change in net unrealized appreciation (depreciation) from:
Investments	(37,358)	(2,143)	(2,501)
Translation of assets and liabilities in foreign currencies	—	—	—
Forward foreign exchange contracts	348	—	25
Affiliated investments	4	—	—
Futures contracts	—	(7)	87
Written option contracts	—	—	(24)
Swap contracts	631	—	54
Net Realized and Unrealized Gains (Losses)	(44,893)	(1,752)	(2,192)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,691)	$(1,090)	$(1,058)

110   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$1,677	$32,204	$6,401	$1,076	$1,261
—	—	—	—	17,035
44	113	35	10	94
2	26	—	13	36
—	—	(91)	—	—
1,723	32,343	6,345	1,099	18,426

221	2,326	603	162	3,408
110	775	151	30	1,023
106	241	14	—	187
—	80	—	—	20
22	69	61	11	45
12	80	10	12	43
13	68	12	19	40
8	51	10	2	72
4	27	3	2	35
1	8	1	—	8
2	22	5	—	16
2	15	3	1	15
24	10	1	7	2
11	74	23	6	78
2	9	2	—	15
20	24	22	23	20
1	—	—	—	3
—	—	1	3	—
559	3,879	922	278	5,030
(43)	(137)	—	(105)	(352)
516	3,742	922	173	4,678
1,207	28,601	5,423	926	13,748

521	(11,953)	(12,982)	(419)	(28,166)
(1,820)	(601)	(879)	(16)	15
4,027	2,729	(1,746)	64	(1,485)
—	—	—	—	—
(107)	—	—	—	—
126	—	—	—	—
(6,673)	9,029	253	60	—
(5,421)	(156,423)	(17,975)	(3,049)	(128,021)
(11)	(137)	(150)	—	(22)
28	4,675	(77)	29	2,261
(134)	—	—	—	—
(95)	—	—	—	—
(88)	—	—	—	—
6,799	(51)	(224)	(60)	—
(2,848)	(152,732)	(33,780)	(3,391)	(155,418)
$(1,641)	$(124,131)	$(28,357)	$(2,465)	$(141,670)

Semi-Annual Report    111

Statements of Changes in Net Assets

For the period ended April 30, 2020 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$1,501	$5,701	$8,739	$21,097
Net realized gains (losses)	11	3	(631)	824
Change in net unrealized appreciation/(depreciation)	—	—	(15,794)	2,618
Change in Net Assets Resulting from Operations.	1,512	5,704	(7,686)	24,539

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(1,536)	(5,685)	(8,913)	(21,404)
Institutional Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,536)	(5,685)	(8,913)	(21,404)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	17,727,429	30,628,042	567,031	578,559
Institutional Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	350	1,306	8,749	20,949
Institutional Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(17,659,541)	(30,684,406)	(466,007)	(603,819)
Institutional Class	—	—	—	—
Change in Net Assets from Capital Transactions	68,238	(55,058)	109,773	(4,311)
Total Change in Net Assets	68,214	(55,039)	93,174	(1,176)

NET ASSETS:
Beginning of period	274,957	329,996	783,645	784,821
End of period	$343,171	$274,957	$876,819	$783,645

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	274,926	329,984	82,556	82,941
Shares sold	17,727,429	30,628,042	59,951	61,169
Shares issued in reinvestment of distributions	350	1,306	928	2,212
Shares redeemed	(17,659,541)	(30,684,406)	(49,468)	(63,766)
Change in shares outstanding	68,238	(55,058)	11,411	(385)
Outstanding shares at end of period	343,164	274,926	93,967	82,556

Institutional Class
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	280,286	401,043
Sale of investments (excluding government)	—	—	226,478	384,994
Purchase of government securities	—	—	159,722	149,584
Sale of government securities	—	—	133,118	150,383

112   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2020	2019	2020	2019	2020	2019	2020	2019

$15,598	$33,581	$433	$866	$1,626	$3,844	$13,536	$31,337
6,559	6,428	91	16	705	(215)	7,743	14,277
(26,638)	20,323	803	1,050	2,022	8,456	(15,965)	53,641
(4,481)	60,332	1,327	1,932	4,353	12,085	5,314	99,255

—	—	—	—	—	—	(531)	(896)
(15,685)	(33,502)	(532)	(1,083)	(2,024)	(4,848)	(8,172)	(20,170)
—	—	—	—	—	—	(5,498)	(9,684)

—	—	—	—	—	—	—	(55)
—	(300)	—	—	—	—	—	(1,228)
—	—	—	—	—	—	—	(590)
(15,685)	(33,802)	(532)	(1,083)	(2,024)	(4,848)	(14,201)	(32,623)

—	—	—	—	—	—	8,505	14,905
311,049	928,404	4,252	4,871	16,032	22,301	44,607	141,231

—	—	—	—	—	—	68,209	21,714
—	—	—	—	—	—	528	949
15,001	31,948	528	1,079	1,829	4,407	7,199	19,155

—	—	—	—	—	—	5,498	10,274
—	—	—	—	—	—	(3,851)	(8,710)
(415,598)	(676,153)	(2,635)	(5,176)	(29,287)	(60,883)	(202,738)	(113,019)
—	—	—	—	—	—	(38,222)	(24,861)
(89,548)	284,199	2,145	774	(11,426)	(34,175)	(110,265)	61,638
(109,714)	310,729	2,940	1,623	(9,097)	(26,938)	(119,152)	128,270

1,523,037	1,212,308	39,301	37,678	132,455	159,393	1,058,597	930,327
$1,413,323	$1,523,037	$42,241	$39,301	$123,358	$132,455	$939,445	$1,058,597

—	—	—	—	—	—	3,585	2,929
—	—	—	—	—	—	782	1,404
—	—	—	—	—	—	49	90
—	—	—	—	—	—	(360)	(838)
—	—	—	—	—	—	471	656
—	—	—	—	—	—	4,056	3,585

150,787	122,291	3,798	3,725	14,058	17,774	63,832	59,268
30,886	92,867	409	472	1,702	2,412	4,105	13,533
1,491	3,188	51	105	193	476	662	1,813
(41,379)	(67,559)	(253)	(504)	(3,101)	(6,604)	(18,768)	(10,782)
(9,002)	28,496	207	73	(1,206)	(3,716)	(14,001)	4,564
141,785	150,787	4,005	3,798	12,852	14,058	49,831	63,832

—	—	—	—	—	—	29,745	29,076
—	—	—	—	—	—	6,308	2,060
—	—	—	—	—	—	506	974
—	—	—	—	—	—	(3,503)	(2,365)
—	—	—	—	—	—	3,311	669
—	—	—	—	—	—	33,056	29,745

252,553	583,346	—	1,874	—	518	167,032	263,243
240,855	314,877	419	738	226	42	183,727	289,966
1,343,881	2,013,561	11,029	17,118	14,129	35,449	493,647	646,699
1,434,399	1,987,024	7,646	17,620	27,586	67,024	589,558	598,239

Semi-Annual Report    113

Statements of Changes in Net Assets continued

For the period ended April 30, 2020 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$7,238	$13,637	$2,288	$5,990
Net realized gains (losses)	(546)	2,162	166	2,293
Change in net unrealized appreciation/(depreciation)	(9,748)	38,130	(9,012)	5,484
Change in Net Assets Resulting from Operations.	(3,056)	53,929	(6,558)	13,767
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(7,832)	(13,755)	(1,604)	(4,006)
SI Class	—	—	(766)	(1,671)
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	(297)
Sl Class	—	—	—	(124)
Change in Net Assets from Distributions to Shareholders	(7,832)	(13,755)	(2,370)	(6,098)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Investor Class	104,777	229,384	4,183	14,037
SI Class	—	—	—	97
Reinvestment of distributions:
Investor Class	7,336	12,830	1,563	4,218
SI Class	—	—	757	1,775
Cost of fund shares redeemed:
Investor Class	(109,638)	(117,893)	(33,130)	(55,012)
SI Class	—	—	(1,269)	(13,045)
Change in Net Assets from Capital Transactions	2,475	124,321	(27,896)	(47,930)
Total Change in Net Assets	(8,413)	164,495	(36,824)	(40,261)
NET ASSETS:
Beginning of period	463,203	298,708	164,633	204,894
End of period	$454,790	$463,203	$127,809	$164,633

FUND SHARES OF BENEFICIAL INTEREST:
Investor Class:
Outstanding shares at beginning of period	39,474	28,093	11,322	15,026
Shares sold	8,901	20,757	413	1,413
Shares issued in reinvestment of distributions	628	1,147	156	423
Shares redeemed	(9,585)	(10,523)	(3,418)	(5,540)
Change in shares outstanding.	(56)	11,381	(2,849)	(3,704)
Outstanding shares at end of period	39,418	39,474	8,473	11,322

SI Class:
Outstanding shares at beginning of period	—	—	4,811	5,944
Shares sold	—	—	—	10
Shares issued in reinvestment of distributions	—	—	76	178
Shares redeemed	—	—	(132)	(1,321)
Change in shares outstanding.	—	—	(56)	(1,133)
Outstanding shares at end of period	—	—	4,755	4,811

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	145,727	312,422	31,948	70,602
Sale of investments (excluding government)	139,061	190,827	42,237	107,737
Purchase of government securities.	—	—	21,163	56,173
Sale of government securities	—	—	35,974	69,589

114   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Social Impact Fund
2020	2019	2020	2019	2020	2019	2020	2019

$10,433	$14,225	$1,442	$4,788	$11,202	$24,244	$662	$1,459
(4,010)	2,229	(584)	(855)	(8,518)	(3,560)	398	1,289
(54,600)	5,151	(6,477)	(82)	(36,375)	23,218	(2,150)	2,439
(48,177)	21,605	(5,619)	3,851	(33,691)	43,902	(1,090)	5,187

—	—	—	—	—	—	—	—
(1,770)	(3,909)	(406)	(1,188)	(11,358)	(24,421)	(1,945)	(1,545)
(9,410)	(11,096)	(1,056)	(3,758)	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	(1)	—	—	—	—
(11,180)	(15,005)	(1,462)	(4,947)	(11,358)	(24,421)	(1,945)	(1,545)
65,829	30,773	2,201	5,870	52,994	83,758	3,996	4,444
169,043	491,559	980	14,800	—	—	—	—

1,753	3,852	398	1,155	10,343	22,354	1,665	1,351
9,145	10,431	845	3,065	—	—	—	—

(60,566)	(16,803)	(3,911)	(35,823)	(69,325)	(135,126)	(6,791)	(4,711)
(67,236)	(27,041)	(4,027)	(67,389)	—	—	—	—
117,968	492,771	(3,514)	(78,322)	(5,988)	(29,014)	(1,130)	1,084

58,611	499,371	(10,595)	(79,418)	(51,037)	(9,533)	(4,165)	4,726
638,626	139,255	76,886	156,304	440,406	449,939	61,866	57,140
$697,237	$638,626	$66,291	$76,886	$389,369	$440,406	$57,701	$61,866

12,360	10,581	2,220	5,183	67,422	71,958	5,824	5,723
7,158	3,084	238	592	8,621	13,100	380	426
179	387	42	117	1,650	3,506	160	131
(6,092)	(1,692)	(433)	(3,672)	(11,176)	(21,142)	(655)	(456)
1,245	1,779	(153)	(2,963)	(905)	(4,536)	(115)	101
13,605	12,360	2,067	2,220	66,517	67,422	5,709	5,824

51,092	3,446	5,547	10,549	—	—	—	—
16,748	49,299	100	1,493	—	—	—	—
938	1,042	89	311	—	—	—	—
(7,344)	(2,695)	(426)	(6,806)	—	—	—	—
10,342	47,646	(237)	(5,002)	—	—	—	—
61,434	51,092	5,310	5,547	—	—	—	—

288,125	509,432	20,312	28,934	276,082	311,486	55,409	74,409
161,415	175,166	23,354	106,023	281,469	349,198	53,927	74,781
70,745	246,113	300	605	5,800	3,336	987	3,421
79,989	137,854	—	717	—	2,021	1,036	3,565

Semi-Annual Report    115

Statements of Changes in Net Assets continued

For the period ended April 30, 2020 (Unaudited) and year ended October 31st

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$1,134	$2,558	$1,207	$2,439
Net realized gains (losses)	167	(73)	(3,926)	2,643
Change in net unrealized appreciation/(depreciation)	(2,359)	1,610	1,078	6,679
Change in Net Assets Resulting from Operations.	(1,058)	4,095	(1,641)	11,761
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Adviser Class	—	—	—	—
Investor Class	(1,136)	(2,542)	(2,991)	(6,618)
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	(24)	—	—
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(1,136)	(2,566)	(2,991)	(6,618)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	9,257	11,634	34,308	23,553
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	1,129	2,521	2,956	6,520
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(15,445)	(18,393)	(20,746)	(25,832)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	(5,059)	(4,238)	16,518	4,241
Total Change in Net Assets	(7,253)	(2,709)	11,886	9,384
NET ASSETS:
Beginning of period	91,028	93,737	138,387	129,003
End of period	$83,775	$91,028	$150,273	$138,387

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	9,069	9,496	14,973	14,517
Shares sold	922	1,166	3,753	2,607
Shares issued in reinvestment of distributions	114	253	325	745
Shares redeemed	(1,580)	(1,846)	(2,307)	(2,896)
Change in shares outstanding	(544)	(427)	1,771	456
Outstanding shares at end of period	8,525	9,069	16,744	14,973

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	19,991	35,415	62,087	79,017
Sale of investments (excluding government)	30,139	39,366	47,380	83,594
Purchase of government securities.	48,870	59,955	27,692	15,888
Sale of government securities	37,834	65,851	25,969	7,299

116      Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2020	2019	2020	2019	2020	2019	2020	2019

$28,601	$61,806	$5,423	$12,256	$926	$2,141	$13,748	$30,980
(796)	(27,198)	(15,354)	(9,099)	(311)	96	(29,636)	42,383
(151,936)	102,589	(18,426)	27,242	(3,080)	1,662	(125,782)	113,907
(124,131)	137,197	(28,357)	30,399	(2,465)	3,899	(141,670)	187,270

(1,638)	(3,619)	—	—	—	—	(611)	(388)
(9,807)	(23,428)	(5,433)	(5,008)	(83)	(201)	(20,111)	(14,582)
(16,480)	(34,617)	—	—	(859)	(1,936)	(33,209)	(21,989)

—	—	—	—	—	—	—	—
—	—	—	(7,295)	—	—	—	—
—	—	—	—	—	—	—	—
(27,925)	(61,664)	(5,433)	(12,303)	(942)	(2,137)	(53,931)	(36,959)

11,773	10,268	—	—	—	—	4,564	7,320
55,730	173,155	6,912	43,549	—	526	82,427	78,714
146,902	306,044	—	—	1,242	900	94,234	74,819

1,613	3,574	—	—	—	—	597	381
8,189	20,123	4,413	9,838	83	201	19,225	13,592
16,184	34,514	—	—	801	1,758	28,728	18,966

(17,864)	(33,102)	—	—	—	—	(4,537)	(6,998)
(181,346)	(215,052)	(54,744)	(59,093)	(1)	(1,428)	(111,242)	(57,584)
(36,222)	(595,391)	—	—	(357)	(8,634)	(18,457)	(76,443)
4,959	(295,867)	(43,419)	(5,706)	1,768	(6,677)	95,539	52,767
(147,097)	(220,334)	(77,209)	12,390	(1,639)	(4,915)	(100,062)	203,078

1,058,610	1,278,944	216,368	203,978	40,506	45,421	1,395,910	1,192,832
$911,513	$1,058,610	$139,159	$216,368	$38,867	$40,506	$1,295,848	$1,395,910

4,937	6,461	—	—	—	—	885	839
887	761	—	—	—	—	270	429
124	271	—	—	—	—	33	24
(1,399)	(2,556)	—	—	—	—	(280)	(407)
(388)	(1,524)	—	—	—	—	23	46
4,549	4,937	—	—	—	—	908	885

30,158	31,896	33,265	34,161	368	439	31,449	29,385
4,208	13,131	1,110	6,944	—	55	5,191	4,667
626	1,523	725	1,560	9	20	1,079	835
(14,715)	(16,392)	(10,037)	(9,400)	—	(146)	(6,510)	(3,438)
(9,881)	(1,738)	(8,202)	(896)	9	(71)	(240)	2,064
20,277	30,158	25,063	33,265	377	368	31,209	31,449

42,924	62,550	—	—	3,680	4,291	44,568	43,382
12,045	23,988	—	—	121	92	5,355	4,450
1,257	2,628	—	—	83	180	1,618	1,163
(2,992)	(46,242)	—	—	(35)	(883)	(1,012)	(4,427)
10,310	(19,626)	—	—	169	(611)	5,961	1,186
53,234	42,924	—	—	3,849	3,680	50,529	44,568

384,593	768,598	46,587	126,685	18,876	37,503	365,761	662,247
360,614	802,994	90,843	127,466	17,773	41,833	313,375	620,968
—	—	—	—	444	215	—	—
—	—	—	—	54	—	—	—

Semi-Annual Report    117

Notes to Financial Statements

April 30, 2020 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. The California Municipal Income Fund changed its name to the California Municipal Social Impact Fund. Each of the Funds, other than the Emerging Markets Local Bond Fund, has been classified as diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services—Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Payden Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

118   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

In connection with floating rate loan interests, the Funds may also enter into unfunded loan commitments (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked- to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Social Impact Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Semi-Annual Report    119

Notes to Financial Statements continued

Repurchase Agreements

The Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract

120   Payden Mutual Funds

(“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered

Semi-Annual Report    121

Notes to Financial Statements continued

call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2020 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Foreign currency[2]	993	—

Low Duration
Interest rate1.	5,478	(2,865)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Core Bond
Credit[1]	107	—
Interest rate[1]	4,782	(2,249)
Foreign currency[2,3]	833	(99)

Total	5,722	(2,348)

Corporate Bond
Credit[1]	—	(15)
Interest rate[1]	1,948	(2,301)

Total	1,948	(2,316)

Strategic Income
Credit [1]	199	—
Interest rate[1]	408	(6)
Foreign currency[2,3]	152	(11)

Total	759	(17)

Absolute Return Bond
Interest rate[1]	1,490	(1)
Foreign currency[2,3]	1,081	(23)

Total	2,571	(24)

High Income
Interest Rate[1]	1,540	(68)
Foreign currency[2,3]	234	(5)

Total	1,774	(73)

California Municipal Social Impact
Interest rate[1]	—	(7)

Global Low Duration
Interest rate[1]	489	(386)
Foreign currency[3]	—	(1)

Total	489	(387)

Global Fixed Income
Interest rate[1]	7,046	(266)
Foreign currency[2,3]	162	(1,170)

Total	7,208	(1,436)

Emerging Markets Bond
Credit[1]	1,555	(321)
Foreign currency[2,3]	6,443	(3,398)

Total	7,998	(3,719)

Emerging Markets Local Bond
Interest rate[4]	58	—
Foreign currency[2,3]	1,655	(1,770)

Total	1,713	(1,770)

Emerging Markets Corporate Bond
Credit[1]	5	(1)
Foreign currency[2,3]	34	(30)

Total	39	(31)

Equity Income
Foreign currency[2,3]	1,217	(89)

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Unrealized gain on OTC swaps.

122   Payden Mutual Funds

The Effect of Derivative Instruments on the Statements of Operations For the Period Ended April 30, 2020 (000s)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Foreign exchange	—	$960	—	—	$960

Low Duration
Interest rate	$285	—	—	$18	303

U.S. Government
Interest rate	(10)	—	—	—	(10)

GNMA
Interest rate	(35)	—	—	—	(35)

Core Bond
Credit	—	—	—	(3,265)	(3,265)
Interest rate	(2,940)	—	$(284)	—	(3,224)
Foreign exchange	—	(478)	—	—	(478)

Total	(2,940)	(478)	(284)	(3,265)	(6,967)

Corporate Bond
Credit	—	—	—	854	854
Interest rate	(1,918)	—	—	—	(1,918)

Total	(1,918)	—	—	854	(1,064)

Strategic Income
Credit	—	—	—	(496)	(496)
Interest rate	(354)	—	(45)	—	(399)
Foreign exchange	—	(137)	—	—	(137)

Total	(354)	(137)	(45)	(496)	(1,032)

Absolute Return Bond
Credit	—	—	—	(2,950)	(2,950)
Equity	—	—	670	—	670
Interest rate	895	—	—	3	898
Foreign exchange	—	(260)	—	—	(260)

Total	895	(260)	670	(2,947)	(1,642)

High Income
Credit	—	—	—	(23)	(23)
Interest rate	—	—	—	(322)	(322)
Foreign exchange	—	(136)	—	—	(136)

Total	—	(136)	—	(345)	(481)

California Municipal Social Impact
Interest rate	(21)	—	—	—	(21)

Global Low Duration
Interest rate	(49)	—	(26)	—	(75)
Foreign exchange	—	(53)	—	—	(53)

Total	(49)	(53)	(26)	—	(128)

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Global Fixed Income
Credit	—	—	—	$(245)	$(245)
Interest rate	$(107)	—	$(36)	(6,428)	(6,571)
Foreign exchange	—	$4,027	—	—	4,027

Total	(107)	4,027	(36)	(6,673)	(2,789)

Emerging Markets Bond
Credit	—	—	—	7,864	7,864
Interest rate	—	—	—	1,165	1,165
Foreign exchange	—	2,729	—	—	2,729

Total	—	2,729	—	9,029	11,758

Emerging Markets Local Bond
Interest rate	—	—	—	253	253
Foreign exchange	—	(1,746)	—	—	(1,746)

Total	—	(1,746)	—	253	(1,493)

Emerging Markets Corporate Bond
Credit	—	—	—	3	3
Interest rate	—	—	—	57	57
Foreign exchange	—	64	—	—	64

Total	—	64	—	60	124

Equity Income
Foreign exchange	—	(1,485)	—	—	(1,485)

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2020 (000s)

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Foreign exchange	—	$1,497	—	—	$1,497

Low Duration
Interest rate	$2,164	—	—	$886	3,050

U.S. Government
Interest rate	6	—	—	—	6

Core Bond
Credit	—	—	—	107	107
Interest rate	2,842	—	$211	—	3,053
Foreign exchange	—	1,387	—	—	1,387

Total	2,842	1,387	211	107	4,547

Corporate Bond
Credit	—	—	—	(44)	(44)
Interest rate	(440)	—	—	—	(440)

Total	(440)	—	—	(44)	(484)

Semi-Annual Report   123

Notes to Financial Statements continued

Net Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Strategic Income
Credit	—	—	—	$199	$199
Interest rate	$486	—	$34	—	520
Foreign exchange	—	$275	—	—	275

Total	486	275	34	199	994

Absolute Return Bond
Credit	—	—	—	186	186
Equity	—	—	49	—	49
Interest rate	864	—	18	734	1,616
Foreign exchange	—	1,386	—	—	1,386

Total	864	1,386	67	920	3,237

High Income
Interest rate	—	—	—	631	631
Foreign exchange	—	348	—	—	348

Total	—	348	—	631	979

California Municipal Social Impact
Interest rate	(7)	—	—	—	(7)

Global Low Duration
Interest rate	87	—	29	54	170
Foreign exchange	—	25	—	—	25

Total	87	25	29	54	195

Global Fixed Income
Credit	—	—	—	16	16
Interest rate	(95)	—	26	6,783	6,714
Foreign exchange	—	28	—	—	28

Total	(95)	28	26	6,799	6,758

Emerging Markets Bond
Credit	—	—	—	1,234	1,234
Interest rate	—	—	—	(1,285)	(1,285)
Foreign exchange	—	4,675	—	—	4,675

Total	—	4,675	—	(51)	4,624

Emerging Markets Local Bond
Interest rate	—	—	—	(224)	(224)
Foreign exchange	—	(77)	—	—	(77)

Total	—	(77)	—	(224)	(301)

Emerging Markets Corporate Bond
Credit	—	—	—	4	4
Interest rate	—	—	—	(64)	(64)
Foreign exchange	—	29	—	—	29

Total	—	29	—	(60)	(31)

Equity Income
Foreign exchange	—	2,261	—	—	2,261

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2020 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	5%	0%	0%	0%
Low Duration	0%	0%	3%	0%
Core Bond	2%	0%	0%	0%
Strategic Income	4%	1%	0%	0%
Absolute Return Bond	8%	1%	6%	0%
High Income	2%	0%	1%	0%
Global Low Duration	1%	0%	3%	0%
Global Fixed Income	54%	0%	1093%	0%
Emerging Markets Bond	10%	2%	0%	0%
Emerging Markets Local Bond	25%	0%	3%	0%
Emerging Markets Corporate Bond	3%	0%	27%	0%
Equity Income	3%	0%	0%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

124   Payden Mutual Funds

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g.

$500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At April 30, 2020, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Emerging Markets Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$126
Forward Currency Contracts	$6,443	3,398

Total derivative assets and liabilities in the Statements of Assets and Liabilities	6,443	3,524

Derivatives not subject to a MNA	(1,957)	(1,139)

Total derivative assets and liabilities subject to a MNA	$4,486	$2,385

	Assets	Liabilities
Emerging Markets Local Bond
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$2
Forward Currency Contracts	$1,655	1,770
OTC Swaps	58	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,713	1,772

Derivatives not subject to a MNA	(576)	(250)

Total derivative assets and liabilities subject to a MNA	$1,137	$1,522

Semi-Annual Report    125

Notes to Financial Statements continued

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2020 (000s):

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP PARIBAS	$1,928	$(942)	—	—	$986
HSBC Bank USA, N.A	2,558	(536)	—	—	2,022

Total	$4,486	$(1,478)	—	—	$3,008

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$907	—	—	$(460)	$447
BNP PARIBAS	942	$(942)	—	—	—
HSBC Bank USA, N.A	536	(536)	—	—	—

Total	$2,385	$(1,478)	—	$(460)	$447

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$154	$(69)	—	—	$85
BNP PARIBAS	462	(304)	—	—	158
HSBC Bank USA, N.A	521	(521)	—	—	—

Total	$1,137	$(894)	—	—	$243

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[1]	Non-Cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Barclays Bank PLC	$69	$(69)	—	—	—
BNP PARIBAS	304	(304)	—	—	—
HSBC Bank USA, N.A	1,149	(521)	—	$(628)	—

Total	$1,522	$(894)	—	$(628)	—

1	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
2	Net amount represents the net amount receivable from the counterparty in the event of default.
3	Excess of collateral pledged from an individual counterparty may not be shown for financial reporting purposes.
4	Net amount represents the net amount payable from the counterparty in the event of default.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

126   Payden Mutual Funds

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re- pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Social Impact Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2020, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

Semi-Annual Report 127

Notes to Financial Statements continued

As of and during the period ended April 30, 2020, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Social Impact Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations.

The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2019	Purchases	Sales	Dividends	Value April 30, 2020	Net Realized Gain	Net Change in Unrealized Appreciation (Depreciation)

Investments in Cash Reserves Money Market Fund
Limited Maturity	$5,223,343	$298,033,211	$286,259,164	$72,358	$16,997,390	—	—
Low Duration	6,475,496	315,111,400	301,956,870	57,964	19,630,026	—	—
U.S. Government	203,634	12,878,072	12,262,748	8,797	818,958	—	—
GNMA	673,188	31,261,580	29,748,681	13,685	2,186,087	—	—
Core Bond	6,282,790	237,966,529	229,275,905	42,955	14,973,414	—	—
Corporate Bond	11,130,485	111,163,824	116,519,468	44,766	5,774,841	—	—
Strategic Income	1,548,218	40,703,903	39,986,837	12,032	2,265,284	—	—
Absolute Return Bond	9,825,615	236,325,555	239,574,912	49,943	6,576,258	—	—
Floating Rate	4,471,402	19,813,822	19,656,146	48,750	4,629,078	—	—
High Income	28,403,427	145,540,533	147,973,467	93,651	25,970,493	—	—
Global Low Duration	1,405,366	31,600,321	31,677,137	8,107	1,328,550	—	—
Global Fixed Income	878,062	47,853,866	46,718,836	15,558	2,013,092	—	—
Emerging Markets Bond.	22,852,478	300,639,309	301,655,666	112,502	21,836,121	—	—
Emerging Markets Local
Bond	3,703,188	38,896,848	39,242,356	34,572	3,357,680	—	—
Emerging Markets
Corporate Bond	3,603,691	7,934,696	9,554,503	10,303	1,983,884	—	—
Equity Income	26,643,174	214,497,883	179,690,563	94,314	61,450,494	—	—

Investments in Floating Rate Fund — SI Class
High Income	$2,043,871	—	$2,052,129	—	—	$4,129	$4,129
Global Fixed Income	1,452,352	—	—	$28,592	$1,318,853	—	(133,499)

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended April 30, 2020.

128    Payden Mutual Funds

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0–500	$0.5–1	$1–2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2018	FY 2019	FY 2020
Cash Reserves Money
Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$459,206	$356,789	$200,748
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	2,413,311	2,419,489	1,270,302
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	1,233,072	1,537,992	675,077
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	156,901	113,838	61,503
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	359,812	267,982	135,767
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	0.42%	172,909	377,482	229,879
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	143,962	—	—
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.70%	0.55%	356,122	372,006	173,065
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.47%	233,184	906,573	777,427
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	267,525	235,705	104,385
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal
Social Impact	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	86,089	101,892	109,249
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	144,641	144,077	69,117
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	n/a	n/a	95,623	95,259	42,552
Emerging Markets
Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	395,095	219,014	136,732
Emerging Markets Local
Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	—
Emerging Markets
Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	193,589	196,502	105,258
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	571,830	680,157	352,074

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2021 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for

Semi-Annual Report 129

Notes to Financial Statements continued

the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the Core Bond, Emerging Markets Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%. Payden & Rygel Distributors is not entitled to receive any fees from the Investor or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 —significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 — Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Cash Reserves Money Market
Mortgage Backed	—	—	$571	—	—	—	$571
Repurchase Agreement	—	—	117,000	—	—	—	117,000
U.S. Government	—	—	66,145	—	—	—	66,145
U.S. Treasury	—	—	157,947	—	—	—	157,947
Investment Company	$6,540	—	—	—	—	—	$6,540

Limited Maturity
Asset Backed	—	—	$252,889	—	—	—	252,889
Commercial Paper	—	—	32,322	—	—	—	32,322
Corporate Bond	—	—	346,075	—	—	—	346,075
Foreign Government	—	—	12,555	—	—	—	12,555

130   Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Mortgage Backed	—	—	99,136	—	—	—	99,136
Municipal	—	—	1,379	—	—	—	1,379
U.S. Government	—	—	112,625	—	—	—	112,625
Investment Company	16,997	—	—	—	—	—	16,997

Low Duration
Asset Backed	—	—	324,491	—	—	—	324,491
Commercial Paper	—	—	1,550	—	—	—	1,550
Corporate Bond	—	—	551,515	—	—	—	551,515
Foreign Government	—	—	7,925	—	—	—	7,925
Mortgage Backed	—	—	131,854	—	—	—	131,854
U.S. Government	—	—	378,132	—	—	—	378,132
Investment Company	19,630	—	—	—	—	—	19,630

U.S. Government
Asset Backed	—	—	1,084	—	—	—	1,084
Mortgage Backed	—	—	39,741	—	—	—	39,741
U.S. Government	—	—	3,941	—	—	—	3,941
Investment Company	819	—	—	—	—	—	819

GNMA
Mortgage Backed	—	—	163,962	—	—	—	163,962
U.S. Government	—	—	2,251	—	—	—	2,251
Real Estate Investment Trust	2,186	—	—	—	—	—	2,186

Core Bond
Asset Backed	—	—	69,525	—	—	—	69,525
Bank Loans	—	—	17,043	—	—	—	17,043
Corporate Bond	—	—	356,233	—	—	—	356,233
Foreign Government	—	—	28,893	—	—	—	28,893
Mortgage Backed	—	—	294,078	—	—	—	294,078
Municipal	—	—	15,855	—	—	—	15,855
U.S. Government	—	—	168,123	—	—	—	168,123
Investment Company	14,973	—	—	—	—	—	14,973

Semi-Annual Report 131

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Corporate Bond
Corporate Bond	—	—	$440,131	—	—	—	$440,131
Foreign Government	—	—	3,113	—	—	—	3,113
Municipal	—	—	8,202	—	—	—	8,202
Investment Company	$5,775	—	—	—	—	—	5,775

Strategic Income
Asset Backed	—	—	13,158	—	—	—	13,158
Bank Loans	—	—	3,259	—	—	—	3,259
Corporate Bond	—	—	63,667	—	—	—	63,667
Foreign Government	—	—	5,917	—	—	—	5,917
Mortgage Backed	—	—	21,828	—	—	—	21,828
Municipal	—	—	5,439	—	—	—	5,439
U.S. Government	—	—	12,227	—	—	—	12,227
Preferred Stock	96	—	—	—	—	—	96
Investment Company	2,265	—	—	—	—	—	2,265

Absolute Return Bond
Asset Backed	—	—	201,686	—	—	—	201,686
Bank Loans	—	—	17,749	—	—	—	17,749
Corporate Bond	—	—	185,180	—	—	—	185,180
Foreign Government	—	—	50,464	—	—	—	50,464
Mortgage Backed	—	—	188,006	—	—	—	188,006
U.S. Government	—	—	53,593	—	—	—	53,593
Investment Company	6,576	—	—	—	—	—	6,576

Floating Rate
Asset Backed	—	—	1,010	—	—	—	1,010
Bank Loans	—	—	56,128	—	—	—	56,128
Corporate Bond	—	—	3,789	—	—	—	3,789
Mortgage Backed	—	—	2,974	—	—	—	2,974
Investment Company	4,629	—	—	—	—	—	4,629

High Income
Asset Backed	—	—	3,537	—	—	—	3,537
Bank Loans	—	—	24,707	—	—	—	24,707
Corporate Bond	—	—	335,387	—	—	—	335,387
Mortgage Backed	—	—	11,045	—	—	—	11,045
Investment Company	25,970	—	—	—	—	—	25,970

California Municipal Social Impact
Corporate Bond	—	—	3,558	—	—	—	3,558
Municipal	—	—	55,301	—	—	—	55,301

132   Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Global Low Duration
Asset Backed	—	—	$18,656	—	—	—	$18,656
Corporate Bond	—	—	35,322	—	—	—	35,322
Foreign Government	—	—	3,412	—	—	—	3,412
Mortgage Backed	—	—	9,284	—	—	—	9,284
U.S. Government	—	—	15,171	—	—	—	15,171
Preferred Stock	$508	—	—	—	—	—	508
Investment Company	1,329	—	—	—	—	—	1,329

Global Fixed Income
Asset Backed	—	—	16,176	—	—	—	16,176
Bank Loans	—	—	785	—	—	—	785
Corporate Bond	—	—	49,449	—	—	—	49,449
Foreign Government	—	—	52,391	—	—	—	52,391
Mortgage Backed	—	—	23,933	—	—	—	23,933
U.S. Government	—	—	5,899	—	—	—	5,899
Investment Company	2,013	—	—	—	—	—	2,013
Investments Valued at NAV[1]	1,319	—	—	—	—	—	1,319

Emerging Markets Bond
Corporate Bond	—	—	271,472	—	—	—	271,472
Foreign Government	—	—	601,432	—	—	—	601,432
Investment Company	21,836	—	—	—	—	—	21,836

Emerging Markets Local Bond
Corporate Bond	—	—	23,875	—	—	—	23,875
Foreign Government	—	—	107,324	—	—	—	107,324
Investment Company	3,358	—	—	—	—	—	3,358

Emerging Markets Corporate Bond
Asset Backed	—	—	302	—	—	—	302
Bank Loans	—	—	890	—	—	—	890
Corporate Bond	—	—	31,881	—	—	—	31,881
Foreign Government	—	—	2,532	—	—	—	2,532
Mortgage Backed	—	—	1,291	—	—	—	1,291
Investment Company	1,984	—	—	—	—	—	1,984

Semi-Annual Report    133

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Equity Income
Corporate Bond	—	—	$28,593	—	—	—	$28,593
Common Stock.	$1,087,847	—	—	—	—	—	1,087,847
Master Limited Partnership	19,852	—	—	—	—	—	19,852
Preferred Stock	14,178	—	—	—	—	—	14,178
Real Estate Investment Trust	112,192	—	—	—	—	—	112,192
Investment Company	61,450	—	—	—	—	—	61,450

1	As of April 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$993	—	—	—	$993

Low Duration
Futures	$4,853	$(2,865)	—	—	—	—	1,988
Swaps	—	—	625	—	—	—	625

Core Bond
Forward currency contracts	—	—	833	$(99)	—	—	734
Futures	4,782	(2,249)	—	—	—	—	2,533
Swaps	—	—	107	—	—	—	107

Corporate Bond
Futures	1,948	(2,301)	—	—	—	—	(353)
Swaps	—	—	—	(15)	—	—	(15)

Strategic Income
Forward currency contracts	—	—	152	(11)	—	—	141
Futures	408	(6)	—	—	—	—	402
Swaps	—	—	199	—	—	—	199

Absolute Return
Forward currency contracts	—	—	1,081	(23)	—	—	1,058
Futures	920	(1)	—	—	—	—	919
Swaps	—	—	570	—	—	—	570

134   Payden Mutual Funds

	Other Financial Instruments [1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
High Income
Forward currency contracts	—	—	$234	$(5)	—	—	$ 229
Swaps	—	—	1,540	(68)	—	—	1,472

California Municipal Social Impact Fund
Futures	—	$(7)	—	—	—	—	(7)

Global Low Duration
Forward currency contracts	—	—	—	(1)	—	—	(1)
Futures	$451	(386)	—	—	—	—	65
Swaps	—	—	38	—	—	—	38

Global Fixed Income
Forward currency contracts	—	—	162	(1,170)	—	—	(1,008)
Futures	298	(266)	—	—	—	—	32
Swaps	—	—	6,748	—	—	—	6,748

Emerging Markets Bond
Forward currency contracts	—	—	6,443	(3,398)	—	—	3,045
Swaps	—	—	1,555	(321)	—	—	1,234

Emerging Markets Local Bond
Forward currency contracts	—	—	1,655	(1,770)	—	—	(115)
Swaps	—	—	58	—	—	—	58

Emerging Markets Corporate Bond
Forward currency contracts	—	—	34	(30)	—	—	4
Swaps	—	—	5	(1)	—	—	4

Equity Income
Forward currency contracts	—	—	1,217	(89)	—	—	1,128

1

Other financial instruments are swaps, futures contracts and forward currency contracts. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument.

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

Semi-Annual Report    135

Notes to Financial Statements continued

At October 31, 2019, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Unlimited*	Total
Low Duration	$3,452	$3,452
U.S. Government.	7,575	7,575
GNMA	38,652	38,652
Core Bond	5,809	5,809
Strategic Income Fund.	675	675
Absolute Return Bond.	1,504	1,504
Floating Rate	3,446	3,446
High Income.	25,567	25,567
Global Low Duration	477	477
Global Fixed Income	621	621
Emerging Markets Bond	18,853	18,853
Emerging Markets Local Bond	20,666	20,666
Emerging Markets Corporate Bond	202	202
* Post-enactment carryforward losses.

At April 30, 2020, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market.	$348,203	—	—	—
Limited Maturity	888,651	$4,448	$(18,121)	$(13,673)
Low Duration	1,432,992	18,940	(34,222)	(15,282)
U.S. Government	44,891	1,220	(526)	694
GNMA	163,816	5,747	(1,163)	4,584
Core Bond	944,544	51,110	(28,608)	22,502
Corporate Bond	437,368	30,497	(10,514)	19,983
Strategic Income	133,361	2,620	(7,890)	(5,270)
Absolute Return	754,473	7,264	(55,958)	(48,694)
Floating Rate	74,286	23	(5,779)	(5,756)
High Income	425,929	9,506	(33,087)	(23,581)
California Municipal Social Impact	58,709	1,316	(1,173)	143
Global Low Duration	85,538	1,135	(2,889)	(1,754)
Global Fixed Income	153,981	11,417	(7,662)	3,755
Emerging Markets Bond	1,062,614	21,682	(181,032)	(159,350)
Emerging Markets Local Bond .	160,517	2,058	(28,405)	(26,347)
Emerging Markets Corporate Bond	41,704	515	(3,185)	(2,670)
Equity Income	1,186,490	208,432	(69,682)	138,750

6. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

136   Payden Mutual Funds

Financial Highlights

For the share outstanding for the periods ended April 30, 2020 (Unaudited) and October 31st

	Payden Cash Reserves Money Market Fund
	2020		2019		2018	2017	2016
Net asset value — beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment activities:
Net investment income	0.01		0.02		0.01	0.01	0.00 (1)
Net realized and unrealized gains (losses)	0.00	(1)	0.00		0.00	0.00	0.00 (1)

Total from investment activities	0.01		0.02		0.01	0.01	0.00

Distributions to shareholders:
From net investment income	(0.01)		(0.02)		(0.01)	(0.01)	0.00 (1)
From net realized gains.	(0.00	)(1)	(0.00	)(1)	—	—	—

Total distributions to shareholders	(0.01)		(0.02)		(0.01)	(0.01)	0.00

Net asset value — end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.55	%(2)	2.10%		1.43%	0.53%	0.09%

Ratios/supplemental data:
Net assets, end of period (000s)	$343,171		$274,957		$329,996	$447,563	$551,064
Ratio of gross expense to average net assets	0.38	%(3)	0.38%		0.38%	0.38%	0.37%
Ratio of net expense to average net assets	0.25	%(3)	0.25%		0.25%	0.25%	0.24%
Ratio of investment income less gross expenses to average net assets	0.86	%(3)	1.94%		1.26%	0.40%	(0.04)%
Ratio of net investment income to average net assets	0.99	%(3)	2.07%		1.39%	0.52%	0.10%
Portfolio turnover rate	n/a		n/a		n/a	n/a	n/a

The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2020		2019		2018	2017	2016
Net asset value — beginning of period	$9.49		$9.46		$9.48	$9.46	$9.42

Income (loss) from investment activities:
Net investment income	0.10		0.25		0.20	0.12	0.08
Net realized and unrealized gains (losses)	(0.16)		0.03		(0.02)	0.02	0.04

Total from investment activities	(0.06)		0.28		0.18	0.14	0.12

Distributions to shareholders:
From net investment income	(0.10)		(0.25)		(0.20)	(0.08)	(0.07)
From net realized gains.	(0.00	)(1)	(0.00	)(1)	—	—	—
Return of capital.	—		—		—	(0.04)	(0.01)

Total distributions to shareholders	(0.10)		(0.25)		(0.20)	(0.12)	(0.08)

Net asset value — end of period	$9.33		$9.49		$9.46	$9.48	$9.46

Total return	(0.65	)%(2)	2.99%		1.92%	1.52%	1.31%

Ratios/supplemental data:
Net assets, end of period (000s)	$876,819		$783,645		$784,821	$707,930	$463,149
Ratio of gross expense to average net assets	0.55	%(3)	0.55%		0.55%	0.56%	0.57%
Ratio of net expense to average net assets	0.25	%(3)	0.25%		0.25%	0.25%	0.26%
Ratio of investment income less gross expenses to average net assets	1.75	%(3)	2.29%		1.82%	1.06%	0.57%
Ratio of net investment income to average net assets	2.05	%(3)	2.59%		2.12%	1.37%	0.88%
Portfolio turnover rate	46	%(2)	74%		72%	51%	39%

The Fund commenced operations on April 29, 1994.

(1)	Amount is less than $0.005.
(2)	Not annualized.
(3)	Annualized.

Semi-Annual Report    137

Financial Highlights continued

	Payden Low Duration Fund
	2020		2019		2018		2017	2016
Net asset value — beginning of period	$10.10		$9.91		$10.09		$10.10	$10.05

Income (loss) from investment activities:
Net investment income	0.11		0.24		0.22		0.16	0.12
Net realized and unrealized gains (losses)	(0.13)		0.19		(0.18)		(0.02)	0.05

Total from investment activities	(0.02)		0.43		0.04		0.14	0.17

Distributions to shareholders:
From net investment income	(0.11)		(0.24)		(0.22)		(0.12)	(0.11)
Return of capital.	—		(0.00	)(1)	(0.00	)(1)	(0.03)	(0.01)

Total distributions to shareholders	(0.11)		(0.24)		(0.22)		(0.15)	(0.12)

Net asset value — end of period	$9.97		$10.10		$9.91		$10.09	$10.10

Total return	(0.25	)%(2)	4.39%		0.39%		1.37%	1.74%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,413,323		$1,523,037		$1,212,308		$1,061,436	$800,892
Ratio of gross expense to average net assets	0.52	%(3)	0.54%		0.54%		0.54%	0.57%
Ratio of net expense to average net assets	0.43	%(3)	0.43%		0.43%		0.44%	0.45%
Ratio of investment income less gross expenses to average net assets	2.01	%(3)	2.27%		2.06%		1.44%	1.13%
Ratio of net investment income to average net assets	2.10	%(3)	2.38%		2.17%		1.55%	1.24%
Portfolio turnover rate	112	%(2)	166%		85%		118%	41%
The Fund commenced operations on December 31, 1993. (1) Amount is less than $0.005. (2) Not annualized. (3) Annualized.
	Payden U.S. Government Fund
	2020		2019		2018		2017	2016
Net asset value — beginning of period	$10.35		$10.11		$10.42		$10.61	$10.63

Income (loss) from investment activities:
Net investment income (1)	0.11		0.24		0.15		0.11	0.10
Net realized and unrealized gains (losses)	0.23		0.30		(0.24)		(0.13)	0.05

Total from investment activities	0.34		0.54		(0.09)		(0.02)	0.15

Distributions to shareholders:
From net investment income	(0.14)		(0.30)		(0.22)		(0.17)	(0.17)

Net asset value — end of period	$10.55		$10.35		$10.11		$10.42	$10.61

Total return	3.27	%(2)	5.36%		(0.86)%		(0.16)%	1.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$42,241		$39,301		$37,678		$135,454	$137,581
Ratio of gross expense to average net assets	0.73	%(3)	0.73%		0.62%		0.56%	0.58%
Ratio of net expense to average net assets	0.43	%(3)	0.43%		0.41%		0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	1.84	%(3)	2.00%		1.28%		0.89%	0.81%
Ratio of net investment income to average net assets	2.14	%(3)	2.30%		1.49%		1.00%	0.94%
Portfolio turnover rate	20	%(2)	49%		28%		27%	35%

The Fund commenced operations on January 3, 1995.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

138   Payden Mutual Funds

	Payden GNMA Fund
	2020		2019	2018		2017	2016
Net asset value — beginning of period	$9.42		$8.97	$9.49		$9.80	$9.79

Income (loss) from investment activities:
Net investment income	0.10		0.20	0.16		0.14	0.15
Net realized and unrealized gains (losses)	0.23		0.56	(0.38)		(0.15)	0.17

Total from investment activities	0.33		0.76	(0.22)		(0.01)	0.32

Distributions to shareholders:
From net investment income	(0.15)		(0.31)	(0.30)		(0.30)	(0.31)

Net asset value — end of period	$9.60		$9.42	$8.97		$9.49	$9.80

Total return	3.53	%(1)	8.63%	(2.34)%		(0.12)%	3.26%

Ratios/supplemental data:
Net assets, end of period (000s)	$123,358		$132,455	$159,393		$235,225	$272,657
Ratio of gross expense to average net assets	0.71	%(2)	0.69%	0.68%		0.69%	0.69%
Ratio of net expense to average net assets	0.50	%(2)	0.50%	0.50%		0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	2.34	%(2)	2.51%	1.74%		1.27%	1.16%
Ratio of net investment income to average net assets	2.55	%(2)	2.70%	1.93%		1.46%	1.35%
Portfolio turnover rate	8	%(1)	18%	20%		17%	12%
The Fund commenced operations on August 27, 1999.
	Payden Core Bond Fund - Adviser Class
	2020		2019	2018		2017	2016
Net asset value — beginning of period	$10.87		$10.17	$10.70		$10.83	$10.62

Income (loss) from investment activities:
Net investment income	0.13	(3)	0.30 (3)	0.28	(3)	0.27 (3)	0.25 (3)
Net realized and unrealized gains (losses)	(0.08)		0.72	(0.50)		0.00 (4)	0.25

Total from investment activities	0.05		1.02	(0.22)		0.27	0.50

Distributions to shareholders:
From net investment income	(0.14)		(0.30)	(0.31)		(0.32)	(0.28)
From net realized gains.	—		—	—		(0.08)	(0.01)
Return of capital.	—		(0.02)	(0.00	)(4)	—	—

Total distributions to shareholders	(0.14)		(0.32)	(0.31)		(0.40)	(0.29)

Net asset value — end of period	$10.78		$10.87	$10.17		$10.70	$10.83

Total return	0.45	%(1)	10.13%	(2.12)%		2.60%	4.83%

Ratios/supplemental data:
Net assets, end of period (000s)	$43,738		$38,979	$29,799		$25,993	$25,801
Ratio of gross expense to average net assets	0.79	%(2)	0.78%	0.78%		0.78%	0.79%
Ratio of net expense to average net assets	0.78	%(2)	0.78%	0.78%		0.78%	0.79%
Ratio of investment income less gross expenses to average net assets	2.41	%(2)	2.83%	2.71%		2.55%	2.32%
Ratio of net investment income to average net assets	2.42	%(2)	2.83%	2.71%		2.55%	2.32%
Portfolio turnover rate	65	%(1)	86%	67%		87%	57%

The Class commenced operations on November 2, 2009.

(1) Not annualized.

(2) Annualized.

(3) Based on average shares outstanding.

(4) Amount is less than $0.005.

Semi-Annual Report    139

Financial Highlights continued

	Payden Core Bond Fund - Investor Class
	2020		2019	2018		2017	2016
Net asset value — beginning of period	$10.90		$10.20	$10.73		$10.85	$10.64

Income (loss) from investment activities:
Net investment income	0.14	(1)	0.33 (1)	0.31	(1)	0.30 (1)	0.28 (1)
Net realized and unrealized gains (losses)	(0.08)		0.71	(0.51)		0.00 (2)	0.25

Total from investment activities	0.06		1.04	(0.20)		0.30	0.53

Distributions to shareholders:
From net investment income	(0.15)		(0.32)	(0.33)		(0.34)	(0.31)
From net realized gains.	—		—	—		(0.08)	(0.01)
Return of capital.	—		(0.02)	(0.00	)(2)	—	—

Total distributions to shareholders	(0.15)		(0.34)	(0.33)		(0.42)	(0.32)

Net asset value — end of period	$10.81		$10.90	$10.20		$10.73	$10.85

Total return	0.57	%(3)	10.36%	(1.88)%		2.94%	5.07%

Ratios/supplemental data:
Net assets, end of period (000s)	$538,658		$695,683	$604,289		$719,847	$735,916
Ratio of gross expense to average net assets	0.53	%(4)	0.53%	0.53%		0.53%	0.54%
Ratio of net expense to average net assets	0.53	%(4)	0.53%	0.53%		0.53%	0.54%
Ratio of investment income less gross expenses to average net assets	2.66	%(4)	3.10%	2.95%		2.80%	2.57%
Ratio of net investment income to average net assets	2.67	%(4)	3.10%	2.95%		2.80%	2.57%
Portfolio turnover rate	65	%(3)	86%	67%		87%	57%
The Fund commenced operations on December 31, 1993.
	Payden Core Bond Fund — SI Class
	2020		2019	2018
Net asset value — beginning of period	$10.89		$10.19	$10.66

Income (loss) from investment activities:
Net investment income	0.15	(1)	0.34 (1)	0.25	(1)
Net realized and unrealized gains (losses)	(0.08)		0.71	(0.43)

Total from investment activities	0.07		1.05	(0.18)

Distributions to shareholders:
From net investment income	(0.16)		(0.33)	(0.29)
Return of capital.	—		(0.02)	(0.00	)(2)

Total distributions to shareholders	(0.16)		(0.35)	(0.29)

Net asset value — end of period	$10.80		$10.89	$10.19

Total return	0.63	%(3)	10.49%	(1.75	)%(3)

Ratios/supplemental data:
Net assets, end of period (000s)	$357,049		$323,935	$296,239
Ratio of gross expense to average net assets	0.53	%(4)	0.54%	0.53	%(4)
Ratio of net expense to average net assets	0.42	%(4)	0.42%	0.42	%(4)
Ratio of investment income less gross expenses to average net assets	2.66	%(4)	3.10%	3.03	%(4)
Ratio of net investment income to average net assets	2.78	%(4)	3.21%	3.14	%(4)
Portfolio turnover rate	65	%(3)	86%	67%

The Class commenced operations on January 22, 2018.

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Not annualized.
(4)	Annualized.

140   Payden Mutual Funds

	Payden Corporate Bond Fund
	2020		2019	2018		2017		2016
Net asset value — beginning of period	$11.73		$10.63	$11.38		$11.37		$10.97

Income (loss) from investment activities:
Net investment income	0.19		0.38	0.39		0.38		0.34
Net realized and unrealized gains (losses)	(0.18)		1.10	(0.68)		0.25		0.53

Total from investment activities	0.01		1.48	(0.29)		0.63		0.87

Distributions to shareholders:
From net investment income	(0.19)		(0.38)	(0.39)		(0.38)		(0.34)
From net realized gains.	(0.01)		—	(0.07)		(0.24)		(0.13)

Total distributions to shareholders	(0.20)		(0.38)	(0.46)		(0.62)		(0.47)

Net asset value — end of period	$11.54		$11.73	$10.63		$11.38		$11.37

Total return	0.00	%(1)	14.20%	(2.61)%		5.83%		8.18%

Ratios/supplemental data:
Net assets, end of period (000s)	$454,790		$463,203	$298,708		$207,305		$140,468
Ratio of gross expense to average net assets	0.65	%(2)	0.65%	0.72%		0.70%		0.74%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%		0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	3.03	%(2)	3.43%	3.52%		3.32%		3.04%
Ratio of net investment income to average net assets	3.02	%(2)	3.43%	3.59%		3.37%		3.13%
Portfolio turnover rate	30	%(1)	49%	85%		93%		145%
The Fund commenced operations on March 12, 2009.
	Payden Strategic Income Fund —Investor Class
	2020		2019	2018		2017		2016
Net asset value — beginning of period	$10.21		$9.77	$10.11		$10.12		$9.96

Income (loss) from investment activities:
Net investment income	0.15		0.33	0.31		0.28		0.22
Net realized and unrealized gains (losses)	(0.55)		0.45	(0.34)		0.02		0.16

Total from investment activities	(0.40)		0.78	(0.03)		0.30		0.38

Distributions to shareholders:
From net investment income	(0.15)		(0.32)	(0.31)		(0.30)		(0.22)
From net realized gains.	—		—	—		(0.01)		—
Return of capital.	—		(0.02)	(0.00	)(3)	(0.00	)(3)	—

Total distributions to shareholders	(0.15)		(0.34)	(0.31)		(0.31)		(0.22)

Net asset value — end of period	$9.66		$10.21	$9.77		$10.11		$10.12

Total return	(3.94	)%(1)	8.09%	(0.33)%		3.09%		3.90%

Ratios/supplemental data:
Net assets, end of period (000s)	$81,873		$115,545	$146,823		$135,024		$150,106
Ratio of gross expense to average net assets	0.88	%(2)	0.87%	0.85%		0.86%		0.88%
Ratio of net expense to average net assets	0.70	%(2)	0.70%	0.72%		0.77%		0.80%
Ratio of investment income less gross expenses to average net assets	2.72	%(2)	3.14%	2.90%		2.60%		2.14%
Ratio of net investment income to average net assets	2.90	%(2)	3.30%	3.04%		2.70%		2.22%
Portfolio turnover rate	36	%(1)	72%	66%		78%		52%

The Fund commenced operations on May 8, 2014.

(1) Not annualized.

(2) Annualized.

(3) Amount is less than $0.005.

Semi-Annual Report    141

Financial Highlights continued

	Payden Strategic Income Fund — SI Class
	2020		2019	2018		2017		2016
Net asset value — beginning of period	$10.20		$9.77	$10.11		$10.12		$9.96

Income (loss) from investment activities:
Net investment income	0.15		0.35	0.32		0.27		0.25
Net realized and unrealized gains (losses)	(0.53)		0.43	(0.34)		0.04		0.15

Total from investment activities	(0.38)		0.78	(0.02)		0.31		0.40

Distributions to shareholders:
From net investment income	(0.16)		(0.33)	(0.32)		(0.31)		(0.24)
From net realized gains.	—		—	—		(0.01)		—
Return of capital.	—		(0.02)	(0.00	)(1)	(0.00	)(1)	—

Total distributions to shareholders	(0.16)		(0.35)	(0.32)		(0.32)		(0.24)

Net asset value — end of period	$9.66		$10.20	$9.77		$10.11		$10.12

Total return	(3.77	)%(2)	8.14%	(0.20)%		3.21%		4.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$45,936		$49,088	$58,071		$90,619		$30,764
Ratio of gross expense to average net assets	0.88	%(3)	0.87%	0.85%		0.85%		0.89%
Ratio of net expense to average net assets	0.55	%(3)	0.55%	0.59%		0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	2.73	%(3)	3.13%	2.86%		2.59%		2.15%
Ratio of net investment income to average net assets	3.06	%(3)	3.45%	3.11%		2.79%		2.39%
Portfolio turnover rate	36	%(2)	72%	66%		78%		52%
The Fund commenced operations on May 8, 2014.

	Payden Absolute Return Bond Fund — Investor Class
	2020		2019	2018		2017		2016
Net asset value — beginning of period	$10.06		$9.93	$10.09		$9.99		$9.92

Income (loss) from investment activities:
Net investment income	0.14		0.32	0.28		0.25		0.27
Net realized and unrealized gains (losses)	(0.76)		0.16	(0.14)		0.09		0.05

Total from investment activities	(0.62)		0.48	0.14		0.34		0.32

Distributions to shareholders:
From net investment income	(0.15)		(0.35)	(0.30)		(0.24)		(0.25)

Net asset value — end of period	$9.29		$10.06	$9.93		$10.09		$9.99

Total return	(6.22	)%(2)	4.93%	1.40%		3.42%		3.32%

Ratios/supplemental data:
Net assets, end of period (000s)	$126,343		$124,347	$105,026		$86,883		$63,996
Ratio of gross expense to average net assets	0.74	%(3)	0.75%	0.84%		0.89%		0.97%
Ratio of net expense to average net assets	0.70	%(3)	0.70%	0.70%		0.70%		0.70%
Ratio of investment income less gross expenses to average net assets	2.83	%(3)	3.21%	2.63%		2.27%		2.45%
Ratio of net investment income to average net assets	2.87	%(3)	3.26%	2.77%		2.46%		2.73%
Portfolio turnover rate	39	%(2)	82%	145%		112%		47%

The Fund commenced operations on November 6, 2014.

(1) Amount is less than $0.005.

(2) Not annualized.

(3) Annualized.

142   Payden Mutual Funds

	Payden Absolute Return Bond Fund — SI Class
	2020		2019		2018	2017		2016
Net asset value — beginning of period	$10.07		$9.93		$10.09	$10.00		$9.93

Income (loss) from investment activities:
Net investment income	0.15		0.37		0.26	0.25		0.33
Net realized and unrealized gains (losses)	(0.77)		0.15		(0.11)	0.09		0.01

Total from investment activities	(0.62)		0.52		0.15	0.34		0.34

Distributions to shareholders:
From net investment income	(0.16)		(0.38)		(0.31)	(0.25)		(0.27)

Net asset value — end of period	$9.29		$10.07		$9.93	$10.09		$10.00

Total return	(6.20	)%(1)	5.30%		1.55%	3.47%		3.47%

Ratios/supplemental data:
Net assets, end of period (000s)	$570,894		$514,279		$34,229	$17,050		$13,055
Ratio of gross expense to average net assets	0.74	%(2)	0.74%		0.84%	0.90%		0.99%
Ratio of net expense to average net assets	0.47	%(2)	0.47%		0.55%	0.55%		0.55%
Ratio of investment income less gross expenses to average net assets	2.84	%(2)	3.13%		2.67%	2.27%		2.43%
Ratio of net investment income to average net assets	3.11	%(2)	3.40%		2.96%	2.61%		2.86%
Portfolio turnover rate	39	%(1)	82%		145%	112%		47%
The Fund commenced operations on November 6, 2014.

	Payden Floating Rate Fund — Investor Class
	2020		2019		2018	2017		2016
Net asset value — beginning of period	$9.89		$9.93		$10.00	$9.99		$9.89

Income from investment activities:
Net investment income	0.19		0.48		0.39	0.34		0.34
Net realized and unrealized gains (losses)	(0.91)		(0.06)		(0.08)	0.01		0.10

Total from investment activities	(0.72)		0.42		0.31	0.35		0.44

Distributions to shareholders:
From net investment income	(0.19)		(0.46)		(0.38)	(0.34)		(0.34)
Return of capital.	—		(0.00	)(3)	—	—		—

Total distributions to shareholders	(0.19)		(0.46)		(0.38)	(0.34)		(0.34)

Net asset value — end of period	$8.98		$9.89		$9.93	$10.00		$9.99

Total return	(7.37	)%(1)	4.33%		3.15%	3.51%		4.59%

Ratios/supplemental data:
Net assets, end of period (000s)	$18,571		$21,962		$51,467	$63,804		$64,649
Ratio of gross expense to average net assets	0.96	%(2)	0.89%		0.85%	0.83%		0.85%
Ratio of net expense to average net assets	0.75	%(2)	0.75%		0.75%	0.75%		0.75%
Ratio of investment income less gross expenses to average net assets	3.68	%(2)	4.22%		3.65%	3.25%		3.38%
Ratio of net investment income to average net assets	3.90	%(2)	4.36%		3.75%	3.34	%3.47%
Portfolio turnover rate	30	%(1)	29%		91%	107%		41%
The Fund commenced operations on November 11, 2013.

(1)  Not annualized.

(2)  Annualized.

(3)  Amount is less than $0.005.

Semi-Annual Report    143

Financial Highlights continued

	Payden Floating Rate Fund — SI Class
	2020		2019		2018	2017		2016
Net asset value — beginning of period	$9.90		$9.94		$10.01	$10.00		$9.90

Income from investment activities:
Net investment income	0.19		0.44		0.39	0.35		0.35
Net realized and unrealized gains (losses)	(0.91)		(0.01)		(0.07)	0.01		0.10

Total from investment activities	(0.72)		0.43		0.32	0.36		0.45

Distributions to shareholders:
From net investment income	(0.19)		(0.47)		(0.39)	(0.35)		(0.35)
Return of capital.	—		(0.00	)(1)	—	—		—

Total distributions to shareholders	(0.19)		(0.47)		(0.39)	(0.35)		(0.35)

Net asset value — end of period	$8.99		$9.90		$9.94	$10.01		$10.00

Total return	(7.32	)%(2)	4.48%		3.25%	3.73%		4.58%

Ratios/supplemental data:
Net assets, end of period (000s)	$47,720		$54,924		$104,837	$128,586		$122,809
Ratio of gross expense to average net assets	0.97	%(3)	0.89%		0.85%	0.83%		0.85%
Ratio of net expense to average net assets	0.65	%(3)	0.65%		0.65%	0.65%		0.65%
Ratio of investment income less gross expenses to average net assets	3.68	%(3)	4.23%		3.66%	3.25%		3.38%
Ratio of net investment income to average net assets	3.99	%(3)	4.48%		3.86%	3.43%		3.58%
Portfolio turnover rate	30	%(2)	29%		91%	107%		41%
The Fund commenced operations on November 11, 2013.

	Payden High Income Fund
	2020		2019		2018	2017		2016
Net asset value — beginning of period	$6.53		$6.25		$6.59	$6.46		$6.40

Income (loss) from investment activities:
Net investment income	0.14		0.35		0.35	0.34		0.33
Net realized and unrealized gains (losses)	(0.68)		0.28		(0.34)	0.14		0.06

Total from investment activities	(0.54)		0.63		0.01	0.48		0.39

Distributions to shareholders:
From net investment income	(0.14)		(0.35)		(0.35)	(0.35)		(0.33)
From net realized gains.	—		—		—	(0.00	)(1)	—

Total distributions to shareholders	(0.14)		(0.35)		(0.35)	(0.35)		(0.33)

Net asset value — end of period	$5.85		$6.53		$6.25	$6.59		$6.46

Total return	(7.97	)%(2)	10.37%		0.16%	7.60%		6.33%

Ratios/supplemental data:
Net assets, end of period (000s)	$389,369		$440,406		$449,939	$533,635		$587,215
Ratio of gross expense to average net assets	0.60	%(3)	0.62%		0.62%	0.65%		0.66%
Ratio of net expense to average net assets	0.60	%(3)	0.62%		0.62%	0.65%		0.66%
Ratio of investment income less gross expenses to average net assets	5.24	%(3)	5.41%		5.36%	5.14%		5.16%
Ratio of net investment income to average net assets	5.24	%(3)	5.41%		5.36%	5.14%		5.16%
Portfolio turnover rate	69	%(2)	74%		62%	67%		44%
The Fund commenced operations on December 30, 1997.
(1)  Amount is less than $0.005.

(2)  Not annualized.

(3)  Annualized.

144   Payden Mutual Funds

	Payden California Municipal Social Impact Fund
	2020		2019		2018		2017		2016
Net asset value — beginning of period	$10.62		$9.98		$10.28		$10.41		$10.39

Income (loss) from investment activities:
Net investment income	0.34		0.26		0.22		0.19		0.19
Net realized and unrealized gains (losses)	(0.29)		0.65		(0.26)		0.03		0.14

Total from investment activities	0.05		0.91		(0.04)		0.22		0.33

Distributions to shareholders:
From net investment income	(0.34)		(0.26)		(0.22)		(0.19)		(0.19)
From net realized gains.	(0.22)		(0.01)		(0.04)		(0.16)		(0.12)

Total distributions to shareholders	(0.56)		(0.27)		(0.26)		(0.35)		(0.31)

Net asset value — end of period	$10.11		$10.62		$9.98		$10.28		$10.41

Total return	(1.71	)%(1)	9.22%		(0.39)%		2.28%		3.22%

Ratios/supplemental data:
Net assets, end of period (000s)	$57,701		$61,866		$57,140		$57,645		$55,808
Ratio of gross expense to average net assets	0.89	%(2)	0.70%		0.68%		0.70%		0.71%
Ratio of net expense to average net assets	0.53	%(2)	0.53%		0.53%		0.54%		0.55%
Ratio of investment income less gross expenses to average net assets	1.81	%(2)	2.29%		2.05%		1.72%		1.62%
Ratio of net investment income to average net assets	2.17	%(2)	2.46%		2.20%		1.89%		1.78%
Portfolio turnover rate	93	%(1)	132%		161%		157%		57%
The Fund commenced operations on December 17, 1998.

	Payden Global Low Duration Fund
	2020		2019		2018		2017		2016
Net asset value — beginning of period	$10.04		$9.87		$10.06		$10.05		$10.01

Income (loss) from investment activities:
Net investment income	0.13		0.28		0.23		0.17		0.11
Net realized and unrealized gains (losses)	(0.22)		0.17		(0.19)		(0.00	)(3)	0.05

Total from investment activities	(0.09)		0.45		0.04		0.17		0.16

Distributions to shareholders:
From net investment income	(0.12)		(0.28)		(0.23)		(0.08)		(0.09)
Return of capital.	—		(0.00	)(3)	(0.00	)(3)	(0.08)		(0.03)

Total distributions to shareholders	(0.12)		(0.28)		(0.23)		(0.16)		(0.12)

Net asset value — end of period	$9.83		$10.04		$9.87		$10.06		$10.05

Total return	(0.88	)%(1)	4.61%		0.42%		1.66%		1.61%

Ratios/supplemental data:
Net assets, end of period (000s)	$83,775		$91,028		$93,737		$113,405		$135,217
Ratio of gross expense to average net assets	0.68	%(2)	0.69%		0.67%		0.66%		0.66%
Ratio of net expense to average net assets	0.53	%(2)	0.53%		0.53%		0.54%		0.55%
Ratio of investment income less gross expenses to average net assets	2.32	%(2)	2.63%		2.13%		1.49%		1.02%
Ratio of net investment income to average net assets	2.47	%(2)	2.78%		2.28%		1.61%		1.14%
Portfolio turnover rate	78	%(1)	107%		55%		108%		41%
The Fund commenced operations on September 18, 1996.

(1)  Not annualized.

(2)  Annualized.

(3)  Amount is less than $0.005.

Semi-Annual Report    145

Financial Highlights continued

	Payden Global Fixed Income Fund
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$9.24		$8.89	$9.11	$9.04	$8.87

Income (loss) from investment activities:
Net investment income	0.11		0.19	0.16	0.14	0.13
Net realized and unrealized gains (losses)	(0.19)		0.63	(0.19)	0.08	0.27

Total from investment activities	(0.08)		0.82	(0.03)	0.22	0.40

Distributions to shareholders:
From net investment income	(0.19)		(0.47)	(0.19)	(0.15)	(0.11)
From net realized gains.	—		—	—	—	(0.10)
Return of capital.	—		—	—	—	(0.02)

Total distributions to shareholders	(0.19)		(0.47)	(0.19)	(0.15)	(0.23)

Net asset value — end of period	$8.97		$9.24	$8.89	$9.11	$9.04

Total return	(0.78	)%(1)	9.56%	(0.39)%	2.48%	4.68%

Ratios/supplemental data:
Net assets, end of period (000s)	$150,273		$138,387	$129,003	$124,647	$111,109
Ratio of gross expense to average net assets	0.76	%(2)	0.78%	0.76%	0.78%	0.80%
Ratio of net expense to average net assets	0.70	%(2)	0.70%	0.69%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	1.58	%(2)	1.81%	1.70%	1.48%	1.39%
Ratio of net investment income to average net assets	1.64	%(2)	1.88%	1.78%	1.60%	1.55%
Portfolio turnover rate	49	%(1)	67%	49%	58%	76%
The Fund commenced operations on September 1, 1992.

	Payden Emerging Markets Bond Fund - Adviser Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$13.59		$12.69	$14.22	$13.96	$13.10

Income (loss) from investment activities:
Net investment income	0.35	(3)	0.73	0.72	0.75	0.66
Net realized and unrealized gains (losses)	(1.90)		0.90	(1.53)	0.26	0.92

Total from investment activities	(1.55)		1.63	(0.81)	1.01	1.58

Distributions to shareholders:
From net investment income	(0.34)		(0.73)	(0.66)	(0.72)	(0.72)
Return of capital.	—		—	(0.06)	(0.03)	—

Total distributions to shareholders	(0.34)		(0.73)	(0.72)	(0.75)	(0.72)

Net asset value — end of period	$11.70		$13.59	$12.69	$14.22	$13.96

Total return	(11.63	)%(1)	13.14%	(5.86)%	7.50%	12.46%

Ratios/supplemental data:
Net assets, end of period (000s)	$53,211		$67,090	$82,007	$131,677	$76,182
Ratio of gross expense to average net assets	0.98	%(2)	0.97%	1.00%	1.00%	1.00%
Ratio of net expense to average net assets	0.98	%(2)	0.97%	1.00%	1.00%	1.00%
Ratio of investment income less gross expenses to average net assets	5.27	%(2)	5.40%	5.31%	5.36%	5.08%
Ratio of net investment income to average net assets	5.27	%(2)	5.40%	5.31%	5.36%	5.08%
Portfolio turnover rate	36	%(1)	73%	63%	48%	46%
The Class commenced operations on November 2, 2009.

(1)  Not annualized.

(2)  Annualized.

(3)  Based on average shares outstanding.

146   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - Investor Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$13.58		$12.68	$14.21	$13.95	$13.08

Income (loss) from investment activities:
Net investment income	0.36	(1)	0.75	0.77	0.77	0.73
Net realized and unrealized gains (losses)	(1.90)		0.91	(1.54)	0.27	0.89

Total from investment activities	(1.54)		1.66	(0.77)	1.04	1.62

Distributions to shareholders:
From net investment income	(0.35)		(0.76)	(0.70)	(0.75)	(0.75)
Return of capital.	—		—	(0.06)	(0.03)	—

Total distributions to shareholders	(0.35)		(0.76)	(0.76)	(0.78)	(0.75)

Net asset value — end of period	$11.69		$13.58	$12.68	$14.21	$13.95

Total return	(11.53	)%(2)	13.45%	(5.64)%	7.76%	12.75%

Ratios/supplemental data:
Net assets, end of period (000s)	$237,008		$409,458	$404,580	$538,525	$478,082
Ratio of gross expense to average net assets	0.73	%(3)	0.72%	0.75%	0.75%	0.75%
Ratio of net expense to average net assets	0.73	%(3)	0.72%	0.75%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	5.51	%(3)	5.65%	5.56%	5.60%	5.45%
Ratio of net investment income to average net assets	5.51	%(3)	5.65%	5.56%	5.60%	5.45%
Portfolio turnover rate	36	%(2)	73%	63%	48%	46%
The Fund commenced operations on December 17, 1998.

	Payden Emerging Markets Bond Fund - SI Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$13.56		$12.67	$14.19	$13.93	$13.07

Income from investment activities:
Net investment income	0.36	(1)	0.81	0.77	0.78	0.74
Net realized and unrealized gains (losses)	(1.96)		0.85	(1.52)	0.27	0.88

Total from investment activities	(1.60)		1.66	(0.75)	1.05	1.62

Distributions to shareholders:
From net investment income	(0.29)		(0.77)	(0.71)	(0.75)	(0.76)
Return of capital.	—		—	(0.06)	(0.04)	—

Total distributions to shareholders	(0.29)		(0.77)	(0.77)	(0.79)	(0.76)

Net asset value — end of period	$11.67		$13.56	$12.67	$14.19	$13.93

Total return	(11.51	)%(2)	13.41%	(5.51)%	7.83%	12.76%

Ratios/supplemental data:
Net assets, end of period (000s)	$621,294		$582,062	$792,357	$693,577	$604,978
Ratio of gross expense to average net assets	0.74	%(3)	0.73%	0.75%	0.75%	0.75%
Ratio of net expense to average net assets	0.69	%(3)	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.53	%(3)	5.68%	5.61%	5.59%	5.46%
Ratio of net investment income to average net assets	5.58	%(3)	5.72%	5.67%	5.65%	5.52%
Portfolio turnover rate	36	%(2)	73%	63%	48%	46%
The Class commenced operations on April 9, 2012.

(1)  Based on average shares outstanding.

(2)   Not annualized.

(3)  Annualized.

Semi-Annual Report    147

Financial Highlights continued

	Payden Emerging Markets Local Bond Fund
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$6.50		$5.97	$6.90	$6.95	$6.66

Income from investment activities:
Net investment income	0.34		0.37	0.42	0.43	0.37
Net realized and unrealized gains (losses)	(1.12)		0.52	(0.93)	(0.05)	0.28

Total from investment activities	(0.78)		0.89	(0.51)	0.38	0.65

Distributions to shareholders:
From net investment income	(0.17)		(0.15)	(0.08)	(0.40)	—
Return of capital.	—		(0.21)	(0.34)	(0.03)	(0.36)

Total distributions to shareholders	(0.17)		(0.36)	(0.42)	(0.43)	(0.36)

Proceeds from redemption fees
Net asset value — end of period	$5.55		$6.50	$5.97	$6.90	$6.95

Total return	(12.20	)%(1)	15.34%	(7.98)%	5.63%	10.11%

Ratios/supplemental data:
Net assets, end of period (000s)	$139,159		$216,368	$203,978	$180,942	$156,240
Ratio of gross expense to average net assets	0.92	%(2)	0.91%	0.84%	1.08%	0.96%
Ratio of net expense to average net assets	0.92	%(2)	0.91%	0.92%	0.98%	0.98%
Ratio of investment income less gross expenses to average net assets	5.40	%(2)	5.71%	6.25%	6.14%	5.46%
Ratio of net investment income to average net assets	5.40	%(2)	5.71%	6.17%	6.25%	5.44%
Portfolio turnover rate	25	%(1)	62%	69%	61%	68%

The Fund commenced operations on November 2, 2011.
	Payden Emerging Markets Corporate Bond Fund -Investor Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$9.99		$9.59	$10.33	$10.09	$9.62

Income from investment activities:
Net investment income	0.22	(3)	0.48 (3)	0.49 (3)	0.46 (3)	0.41 (3)
Net realized and unrealized gains (losses)	(0.81)		0.41	(0.72)	0.24	0.47

Total from investment activities	(0.59)		0.89	(0.23)	0.70	0.88

Distributions to shareholders:
From net investment income	(0.22)		(0.49)	(0.46)	(0.46)	(0.41)
From net realized gains.	—		—	(0.03)	—	—
Return of capital.	—		—	(0.02)	—	—

Total distributions to shareholders	(0.22)		(0.49)	(0.51)	(0.46)	(0.41)

Net asset value — end of period	$9.18		$9.99	$9.59	$10.33	$10.09

Total return	(5.98	)%(1)	9.46%	(2.26)%	7.12%	9.35%

Ratios/supplemental data:
Net assets, end of period (000s)	$3,462		$3,681	$4,208	$4,051	$3,655
Ratio of gross expense to average net assets	1.38	%(2)	1.32%	1.30%	1.33%	1.33%
Ratio of net expense to average net assets	0.95	%(2)	0.95%	0.95%	0.95%	0.95%
Ratio of investment income less gross expenses to average net assets	4.06	%(2)	4.55%	4.49%	4.14%	3.77%
Ratio of net investment income to average net assets	4.49	%(2)	4.92%	4.84%	4.52%	4.15%
Portfolio turnover rate	46	%(1)	94%	79%	63%	74%
The Fund commenced operations on November 11, 2013.
(1) Not annualized. (2) Annualized. (3) Based on average shares outstanding.

148   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund -SI Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$10.01		$9.60	$10.34	$10.10	$9.63

Income from investment activities:
Net investment income	0.22	(1)	0.49 (1)	0.49 (1)	0.47 (1)	0.42 (1)
Net realized and unrealized gains (losses)	(0.80)		0.42	(0.71)	0.24	0.47

Total from investment activities	(0.58)		0.91	(0.22)	0.71	0.89

Distributions to shareholders:
From net investment income	(0.23)		(0.50)	(0.47)	(0.47)	(0.42)
From net realized gains.	—		—	(0.03)	—	—
Return of capital.	—		—	(0.02)	—	—

Total distributions to shareholders	(0.23)		(0.50)	(0.52)	(0.47)	(0.42)

Net asset value — end of period	$9.20		$10.01	$9.60	$10.34	$10.10

Total return	(5.92	)%(2)	9.67%	(2.16)%	7.22%	9.44%

Ratios/supplemental data:
Net assets, end of period (000s)	$35,405		$36,825	$41,213	$36,576	$35,450
Ratio of gross expense to average net assets	1.38	%(3)	1.32%	1.31%	1.33%	1.35%
Ratio of net expense to average net assets	0.85	%(3)	0.85%	0.85%	0.85%	0.85%
Ratio of investment income less gross expenses to average net assets	4.06	%(3)	4.54%	4.49%	4.13%	3.80%
Ratio of net investment income to average net assets	4.59	%(3)	5.01%	4.95%	4.61%	4.29%
Portfolio turnover rate	46	%(2)	94%	79%	63%	74%
The Fund commenced operations on November 11, 2013.
(1) Based on average shares outstanding. (2) Not annualized. (3) Annualized.
	Payden Equity Income Fund — Adviser Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$18.13		$16.19	$16.68	$14.69	$13.98

Income from investment activities:
Net investment income	0.69		0.36	0.33	0.32	0.36
Net realized and unrealized gains (losses)	(1.94)		2.02	0.30	2.08	0.76

Total from investment activities	(1.25)		2.38	0.63	2.40	1.12

Distributions to shareholders:
From net investment income	(0.67)		(0.33)	(0.30)	(0.33)	(0.41)
From net realized gains.	(0.55)		(0.11)	(0.82)	(0.08)	—

Total distributions to shareholders	(1.22)		(0.44)	(1.12)	(0.41)	(0.41)

Net asset value — end of period	$15.66		$18.13	$16.19	$16.68	$14.69

Total return	(10.36	)%(1)	15.05%	3.69%	16.59%	8.06%

Ratios/supplemental data:
Net assets, end of period (000s)	$14,224		$16,039	$13,580	$14,529	$8,313
Ratio of gross expense to average net assets	0.98	%(2)	0.99%	0.99%	1.05%	1.02%
Ratio of net expense to average net assets	0.98	%(2)	0.99%	0.99%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	1.72	%(2)	2.11%	1.95%	2.18%	2.70%
Ratio of net investment income to average net assets	1.72	%(2)	2.11%	1.95%	2.15%	2.67%
Portfolio turnover rate	23	%(1)	49%	42%	60%	25%
The Class commenced operations on December 1, 2011.

Semi-Annual Report    149

Financial Highlights continued

	Payden Equity Income Fund - Investor Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$18.15		$16.20	$16.69	$14.69	$13.97

Income from investment activities:
Net investment income	0.72		0.40	0.38	0.39	0.38
Net realized and unrealized gains (losses)	(1.96)		2.03	0.29	2.06	0.78

Total from investment activities	(1.24)		2.43	0.67	2.45	1.16

Distributions to shareholders:
From net investment income	(0.69)		(0.37)	(0.34)	(0.37)	(0.44)
From net realized gains.	(0.55)		(0.11)	(0.82)	(0.08)	—

Total distributions to shareholders	(1.24)		(0.48)	(1.16)	(0.45)	(0.44)

Net asset value — end of period	$15.67		$18.15	$16.20	$16.69	$14.69

Total return	(10.30	)%(1)	15.39%	3.92%	16.91%	8.37%

Ratios/supplemental data:
Net assets, end of period (000s)	$489,146		$570,662	$476,071	$564,547	$479,460
Ratio of gross expense to average net assets	0.73	%(2)	0.74%	0.74%	0.80%	0.77%
Ratio of net expense to average net assets	0.73	%(2)	0.74%	0.74%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	1.98	%(2)	2.36%	2.20%	2.48%	2.91%
Ratio of net investment income to average net assets	1.98	%(2)	2.36%	2.20%	2.45%	2.88%
Portfolio turnover rate	23	%(1)	49%	42%	60%	25%
The Fund commenced operations on November 1, 1996.
(1) Not annualized. (2) Annualized.
	Payden Equity Income Fund — SI Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$18.16		$16.21	$16.70	$14.69	$13.97

Income from investment activities:
Net investment income	0.71		0.41	0.39	0.42	0.42
Net realized and unrealized gains (losses)	(1.95)		2.03	0.29	2.06	0.75

Total from investment activities	(1.24)		2.44	0.68	2.48	1.17

Distributions to shareholders:
From net investment income	(0.69)		(0.38)	(0.35)	(0.39)	(0.45)
From net realized gains.	(0.55)		(0.11)	(0.82)	(0.08)	—

Total distributions to shareholders	(1.24)		(0.49)	(1.17)	(0.47)	(0.45)

Net asset value — end of period	$15.68		$18.16	$16.21	$16.70	$14.69

Total return	(10.26	)%(1)	15.47%	4.01%	17.13%	8.50%

Ratios/supplemental data:
Net assets, end of period (000s)	$792,478		$809,209	$703,181	$385,988	$314,900
Ratio of gross expense to average net assets	0.73	%(2)	0.74%	0.74%	0.80%	0.77%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	1.96	%(2)	2.36%	2.19%	2.48%	3.01%
Ratio of net investment income to average net assets	2.05	%(2)	2.45%	2.29%	2.59%	3.13%
Portfolio turnover rate	23	%(1)	49%	42%	60%	25%
The Class commenced operations on August 1, 2014.
(1) Not annualized. (2) Annualized.

150   Payden Mutual Funds

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2020. It uses each Fund’s actual return and expense ratio for the period (182/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value	Value	6-Month	Expense	Expenses
	November 1, 2019	April 30, 2020	Return	Ratio	Paid
Cash Reserves Money Market	$1,000.00	$1,005.50	0.55%	0.25%	$1.25
Limited Maturity	1,000.00	993.50	(0.65)%	0.25%	1.24
Low Duration	1,000.00	997.50	(0.25)%	0.43%	2.14
U.S. Government	1,000.00	1,032.70	3.27%	0.43%	2.17
GNMA	1,000.00	1,035.30	3.53%	0.50%	2.53
Core Bond Adviser Class	1,000.00	1,004.50	0.45%	0.78%	3.89
Core Bond Investor Class	1,000.00	1,005.70	0.57%	0.53%	2.64
Core Bond SI Class.	1,000.00	1,006.30	0.63%	0.42%	2.10
Corporate Bond.	1,000.00	1,000.00	0.00%	0.65%	3.23
Strategic Income Investor Class	1,000.00	960.60	(3.94)%	0.70%	3.41
Strategic Income SI Class.	1,000.00	962.30	(3.77)%	0.55%	2.68
Absolute Return Bond Investor Class	1,000.00	937.80	(6.22)%	0.70%	3.37
Absolute Return Bond SI Class	1,000.00	938.00	(6.20)%	0.47%	2.26
Floating Rate Bond Investor Class	1,000.00	926.30	(7.37)%	0.70%	3.35
Floating Rate Bond SI Class	1,000.00	926.80	(7.32)%	0.65%	3.11
High Income	1,000.00	920.30	(7.97)%	0.75%	3.58
California Municipal Social Impact	1,000.00	982.90	(1.71)%	0.53%	2.61
Global Low Duration	1,000.00	991.20	(0.88)%	0.53%	2.62
Global Fixed Income	1,000.00	992.20	(0.78)%	0.70%	3.47
Emerging Markets Bond Adviser Class	1,000.00	883.70	(11.63)%	0.98%	4.59
Emerging Markets Bond Investor Class	1,000.00	884.70	(11.53)%	0.73%	3.42
Emerging Markets Bond SI Class	1,000.00	884.90	(11.51)%	0.69%	3.23
Emerging Markets Local Bond	1,000.00	878.00	(12.20)%	0.92%	4.30
Emerging Markets Corporate Bond Investor Class	1,000.00	940.20	(5.98)%	0.95%	4.58
Emerging Markets Corporate Bond SI Class	1,000.00	940.80	(5.92)%	0.85%	4.10
Equity Income Adviser Class	1,000.00	896.40	(10.36)%	0.98%	4.62
Equity Income Investor Class	1,000.00	897.00	(10.30)%	0.73%	3.44
Equity Income SI Class	1,000.00	897.40	(10.26)%	0.65%	3.07

Annual Report	151

Fund Expenses (Unaudited) continued

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (182/366 days) for the six-month period ended April 30, 2020 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value	Value	6-Month	Expense	Expenses
	November 1, 2019	April 30, 2020	Return	Ratio	Paid
Cash Reserves Money Market	$1,000.00	$1,023.62	2.36%	0.25%	$1.26
Limited Maturity	1,000.00	1,023.62	2.36%	0.25%	1.26
Low Duration	1,000.00	1,022.73	2.27%	0.43%	2.16
U.S. Government	1,000.00	1,022.73	2.27%	0.43%	2.16
GNMA	1,000.00	1,022.38	2.24%	0.50%	2.51
Core Bond Adviser Class	1,000.00	1,020.98	2.10%	0.78%	3.92
Core Bond Investor Class	1,000.00	1,022.23	2.22%	0.53%	2.66
Core Bond SI Class.	1,000.00	1,022.77	2.28%	0.42%	2.11
Corporate Bond.	1,000.00	1,021.63	2.16%	0.65%	3.27
Strategic Income Investor Class	1,000.00	1,021.38	2.14%	0.70%	3.52
Strategic Income SI Class.	1,000.00	1,022.13	2.21%	0.55%	2.77
Absolute Return Bond Investor Class	1,000.00	1,021.38	2.14%	0.70%	3.52
Absolute Return Bond SI Class	1,000.00	1,022.53	2.25%	0.47%	2.36
Floating Rate Bond Investor Class	1,000.00	1,021.38	2.14%	0.70%	3.52
Floating Rate Bond SI Class	1,000.00	1,021.63	2.16%	0.65%	3.27
High Income	1,000.00	1,021.13	2.11%	0.75%	3.77
California Municipal Social Impact	1,000.00	1,022.23	2.22%	0.53%	2.66
Global Low Duration	1,000.00	1,022.23	2.22%	0.53%	2.66
Global Fixed Income	1,000.00	1,021.38	2.14%	0.70%	3.52
Emerging Markets Bond Adviser Class	1,000.00	1,019.99	2.00%	0.98%	4.92
Emerging Markets Bond Investor Class	1,000.00	1,021.23	2.12%	0.73%	3.67
Emerging Markets Bond SI Class	1,000.00	1,021.43	2.14%	0.69%	3.47
Emerging Markets Local Bond	1,000.00	1,020.29	2.03%	0.92%	4.62
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.14	2.01%	0.95%	4.77
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.64	2.06%	0.85%	4.27
Equity Income Adviser Class	1,000.00	1,019.99	2.00%	0.98%	4.92
Equity Income Investor Class	1,000.00	1,021.23	2.12%	0.73%	3.67
Equity Income SI Class	1,000.00	1,021.63	2.16%	0.65%	3.27

152   Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	62	Independent Trustee	2020	19	Senior Managing Director, TIAA	Director, Bed, Bath &Beyond, Inc.
W. D. Hilton, Jr.	73	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V.	75	Independent Trustee	1993	19	Vice Chair,
McKernan, Jr.					Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	78	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	70	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	77	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	81	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	88	Interested Trustee	1992	19	President and CEO, Payden & Rygel
Michael E. Salvay	58	Interested Trustee	2009	19	Managing Director, Payden & Rygel
James P. Sarni	59	Interested Trustee	2017	19	Managing Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President and CEO, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Director and CFO, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Director, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Director and General Counsel, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.
(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Semi-Annual Report    153

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IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS Payden Cash Reserves Money Market Fund (PBHXX) Payden Limited Maturity Fund (PYLMX) Payden Low Duration Fund (PYSBX) Payden U.S. Government Fund — Investor Class (PYUSX) Payden GNMA Fund — Investor Class (PYGNX) Payden Core Bond Fund — SI Class (PYCSX) Payden Core Bond Fund — Investor Class (PYCBX) Payden Core Bond Fund — Adviser Class (PYCWX) Payden Corporate Bond Fund (PYACX) Payden Strategic Income Fund — SI Class (PYSIX) Payden Strategic Income Fund — Investor Class (PYSGX) Payden Absolute Return Bond Fund — SI Class (PYAIX) Payden Absolute Return Bond Fund — Investor Class (PYARX) Payden Floating Rate Fund — SI Class (PYFIX) Payden Floating Rate Fund — Investor Class (PYFRX) Payden High Income Fund — Investor Class (PYHRX) » TAX EXEMPT BOND FUND Payden California Municipal Social Impact Fund (PYCRX) » GLOBAL BOND FUNDS Payden Global Low Duration Fund (PYGSX) Payden Global Fixed Income Fund (PYGFX) Payden Emerging Markets Bond Fund — SI Class (PYEIX) Payden Emerging Markets Bond Fund — Investor Class (PYEMX) Payden Emerging Markets Bond Fund — Adviser Class (PYEWX) Payden Emerging Markets Local Bond Fund — Investor Class (PYELX) Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX) Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX) » EQUITY FUND Payden Equity Income Fund — SI Class (PYVSX) Payden Equity Income Fund — Investor Class (PYVLX) Payden Equity Income Fund — Adviser Class (PYVAX) PAYDEN MUTUAL FUNDS 333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com

PAYDEN/KRAVITZ
CASH BALANCE PLAN FUND

SEMI-ANNUAL REPORT
APRIL 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.payden.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-572-9336 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call 1-800-572-9336, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with Paydenfunds.

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

Contents

1	Management Discussion & Analysis

3	Portfolio Highlights & Investments

11	Statement of Assets & Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Notes to Financial Statements

23	Financial Highlights

25	Fund Expenses

26	Trustees & Officers

Semi-Annual Report

Management Discussion & Analysis

For the six months ended April 30, 2020 For the six-month period ended April 30, 2020, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned -9.14%, the Adviser Class (PKCBX) returned -9.25%, the Retirement Class (PKCRX) returned -9.39% and the Institutional Class (PKCIX) returned -9.02%. The Fund’s benchmark, the 30-year U.S. Treasury Bond Yield from December 31st, returned 1.27%. The last quarter of 2019 saw a fairly benign market, with modest returns across most fixed income asset classes. As yield spreads had tightened meaningfully over the course of 2019, we took the opportunity to reduce exposure to higher beta subsectors, specifically high yield bonds and loans, in order to have an elevated liquidity profile entering 2020. In January and February 2020, we saw robust new issuance across asset classes and participated in many securitized product offerings, increasing our securitized allocation to around 55%. As the Covid-19 crisis began to take shape, we reduced exposure to assets that we felt would be meaningfully affected by an economic slowdown due to the virus. As such, we exited airline exposure, trimmed hotel and leisure exposure, and exited exposure to companies reliant on the global supply chain ahead of major drawdowns in those industries. Despite the caution we took, the Fund experienced the largest drawdown in its history, as liquidity was extremely challenged across asset classes. The liquidity lock-up forced investors, most specifically levered investors facing large margin calls, to sell assets at extremely punitive levels in order to raise cash, which generated substantive price markdowns as these prints echoed through the system. The United States Federal Reserve then stepped in to foster liquidity within markets, causing asset prices to rebound rapidly. With the proceeds from sells pre-liquidity freeze and the existing liquidity in the Fund coming into the crisis, we have deployed capital into preferred asset classes at opportunistic levels in order to maximize the Fund’s recovery from the current drawdown. The Fund employs futures, options, swaps and forward currency contracts to manage sensitivity to undesired risk exposures as well as efficient investment purposes. Derivatives contributed 0.08% to Fund returns over the period.

1   Payden Mutual Funds

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                   Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by primarily investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity and may also invest in equity securities.

Portfolio Composition - percent of investments
Mortgage Backed	37%
Asset Backed	25%
Corporate Bond	17%
U.S. Treasury	8%
Foreign Government	7%
Other	6%

  Schedule of Investments - April 30, 2020 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (25%)
400,000	Atlas Senior Loan Fund Ltd. 144A, (3 mo. LIBOR USD + 1.300%), 2.48%, 1/16/30 (a)(b)	$399
370,000	Barings CLO Ltd. 2016-II 144A, (3 mo. LIBOR USD + 3.250%), 4.39%, 7/20/28 (a)(b)	321
600,000	BDS 2020-FL5 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 3.47%, 2/16/37 (a)(b)	484
1,050,000	Blackrock European CLO III DAC 144A, (3 mo. EURIBOR + 0.850%), 0.85%, 4/15/30 EUR (a)(b)(c)	1,120
250,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 1.300%), 1.30%, 7/15/30 EUR (a)(b)(c)	256
350,000	Blackrock European CLO IV DAC 144A, (3 mo. EURIBOR + 2.650%), 2.65%, 7/15/30 EUR (a)(b)(c)	306
500,000	BlueMountain CLO 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 2.750%), 3.89%, 7/18/27 (a)(b)	404
850,000	BlueMountain Fuji U.S. CLO I Ltd., (3 mo. LIBOR USD + 1.700%), 2.84%, 7/20/29 (a)(d)	792
350,000	Bristol Park CLO Ltd. 144A, (3 mo. LIBOR USD + 7.000%), 8.22%, 4/15/29 (a)(b)	254
850,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 9/15/35 (a)(b)	778
700,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 9/15/35 (a)(b)	579
550,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.100%), 2.91%, 9/15/35 (a)(b)	417
500,000	BSPRT 2018-FL4 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 3.56%, 9/15/35 (a)(b)	331
976,916	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 0.730%), 0.73%, 9/21/29 EUR (a)(b)(c)	1,050
500,000	Carlyle Global Market Strategies Euro CLO 2015-2 DAC 144A, (3 mo. EURIBOR + 2.700%), 2.70%, 9/21/29 EUR (a)(b)(c)	457
800,000	CARS-DB4 LP 144A, 4.17%, 2/15/50 (b)	737
200,000	CARS-DB4 LP 144A, 4.52%, 2/15/50 (b)	177
300,000	CARS-DB4 LP 144A, 4.95%, 2/15/50 (b)	254
1,000,000	Cedar Funding VI CLO Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.74%, 10/20/28 (a)(b)	939
300,000	CIFC Funding 2013-III-R Ltd. 144A, (3 mo. LIBOR USD + 2.900%), 3.92%, 4/24/31 (a)(b)	236
350,000	Columbia Cent CLO 27 Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.59%, 10/25/28 (a)(b)	330

Principal or Shares	Security Description	Value (000)

637,737	CoreVest American Finance 2018-2 Trust 144A, 4.03%, 11/15/52 (b)	$661
936,783	Countrywide Asset-Backed Certificates, 4.57%, 10/25/46 (e)	918
497,500	Domino’s Pizza Master Issuer LLC 144A, 3.67%, 10/25/49 (b)	488
888,750	Driven Brands Funding LLC 144A, 4.64%, 4/20/49 (b)	871
1,100,000	Dryden 36 Senior Loan Fund 144A, (3 mo. LIBOR USD + 1.750%), 2.97%, 4/15/29 (a)(b)	1,064
1,300,000	Dryden 39 Euro CLO 2015 BV 144A, (3 mo. EURIBOR + 0.870%), 0.87%, 10/15/31 EUR (a)(b)(c)	1,394
113,949	GE-WMC Asset-Backed Pass-Through Certificates Series 2005-2, (1 mo. LIBOR USD + 0.500%), 0.99%, 12/25/35 (a)	111
400,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 2/22/36 (a)(b)	385
500,000	GPMT 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 2/22/36 (a)(b)	451
800,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 2.36%, 9/15/28 (a)(b)	754
350,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 9/15/28 (a)(b)	322
500,000	Greystone Commercial Real Estate Notes 2018-HC1 Ltd. 144A, (1 mo. LIBOR USD + 2.650%), 3.46%, 9/15/28 (a)(b)	443
600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.400%), 3.21%, 9/15/37 (a)(b)	500
600,000	Greystone CRE Notes 2019-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.750%), 3.56%, 9/15/37 (a)(b)	478
1,500,000	Greywolf CLO IV Ltd. 144A, (3 mo. LIBOR USD + 1.950%), 3.08%, 4/17/30 (a)(b)	1,414
500,000	Halcyon Loan Advisors Funding 2015-2 Ltd. 144A, (3 mo. LIBOR USD + 1.650%), 2.64%, 7/25/27 (a)(b)	476
750,000	Hunt CRE 2018-FL2 Ltd. 144A, (1 mo. LIBOR USD + 2.350%), 3.16%, 8/15/28 (a)(b)	648
377,338	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 0.950%), 2.09%, 4/21/25 (a)(b)	374

3 Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

350,000	JFIN CLO 2014 Ltd. 144A, (3 mo. LIBOR USD + 1.450%), 2.59%, 4/21/25 (a)(b)	$339
400,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.350%), 2.10%, 6/15/36 (a)(b)	371
250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.600%), 2.35%, 6/15/36 (a)(b)	226
250,000	KREF 2018-FL1 Ltd. 144A, (1 mo. LIBOR USD + 2.000%), 2.75%, 6/15/36 (a)(b)	216
91,894	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	90
1,000,000	LCM XX LP 144A, (3 mo. LIBOR USD + 1.040%), 2.18%, 10/20/27 (a)(b)	987
500,000	LoanCore 2019-CRE2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 1.500%), 2.31%, 5/15/36 (a)(b)	439
250,000	Madison Park Funding XIII Ltd. 144A, (3 mo. LIBOR USD + 2.850%), 3.99%, 4/19/30 (a)(b)	210
1,000,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.150%), 1.96%, 6/15/28 (a)(b)	933
250,000	Marathon CRE 2018 FL1 Ltd. 144A, (1 mo. LIBOR USD + 1.550%), 2.36%, 6/15/28 (a)(b)	212
1,373,071	NP SPE II LLC 144A, 2.86%, 11/19/49 (b)	1,387
700,000	OZLM XII Ltd. 144A, (3 mo. LIBOR USD + 1.600%), 2.36%, 4/30/27 (a)(b)	676
950,000	Palmer Square CLO 2015-1 Ltd. 144A, (3 mo. LIBOR USD + 3.150%), 4.85%, 5/21/29 (a)(b)	787
400,000	Palmer Square Loan Funding 2020-1 Ltd. 144A, (3 mo. LIBOR USD + 4.850%), 6.53%, 2/20/28 (a)(b)(f)	257
274,313	Planet Fitness Master Issuer LLC 144A, 3.86%, 12/05/49 (b)	195
325,050	Planet Fitness Master Issuer LLC 144A, 4.26%, 9/05/48 (b)	313
1,250,000	Regatta VII Funding Ltd. 144A, (3 mo. LIBOR USD + 1.060%), 2.18%, 12/20/28 (a)(b)	1,227
979,861	Shackleton 2015-VIII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.920%), 2.06%, 10/20/27 (a)(b)	962
1,234,375	Taco Bell Funding LLC 144A, 4.32%, 11/25/48 (b)	1,266
309,391	THL Credit Wind River 2015-2 CLO Ltd. 144A, (3 mo. LIBOR USD + 0.870%), 2.09%, 10/15/27 (a)(b)	304
200,000	TPG Real Estate Finance 2018-FL2 Issuer Ltd. 144A, (1 mo. LIBOR USD + 2.300%), 3.05%, 11/15/37 (a)(b)	158
893,081	Venture XVII CLO Ltd. 144A, (3 mo. LIBOR USD + 0.880%), 2.10%, 4/15/27 (a)(b)	871
800,000	Westlake Automobile Receivables Trust 2018-3 144A, 4.00%, 10/16/23 (b)	801
1,300,000	Westlake Automobile Receivables Trust 2019-3 144A, 2.72%, 11/15/24 (b)	1,225
1,150,000	Westlake Automobile Receivables Trust 2020-1 144A, 2.80%, 6/16/25 (b)	1,080
544,500	Wingstop Funding 2018-1 LLC 144A, 4.97%, 12/05/48 (b)	555
Total Asset Backed (Cost - $41,831)		38,460

Principal or Shares	Security Description	Value (000)

Bank Loans(g) (5%)
548,625	1011778 BC ULC Term Loan B 1L, (LIBOR USD 1-Month + 0.018%), 2.15%, 11/19/26	$518
598,289	Axalta Coating Systems U.S. Holdings Inc. Term Loan B3 1L, (LIBOR USD 3-Month + 0.018%), 3.20%, 6/01/24	584
541,659	Change Healthcare Holdings LLC Term Loan B 1L, (LIBOR USD 3-Month + 0.025%), 3.50%, 3/01/24	523
1,270,750	Charter Communications Operating LLC Term Loan B2 1L, (LIBOR USD 1-Month + 0.018%), 2.74%, 2/01/27	1,226
250,000	Froneri Lux FinCo SARL Term Loan B 1L, (3 mo. EURIBOR + 0.026%), 2.63%, 1/31/27 EUR (c)	259
200,000	Froneri U.S. Inc. Term Loan 2L, (LIBOR USD 1-Month + 0.058%), 5.75%, 1/31/28	191
279,300	Grifols SA Term Loan B 1L, (1 mo. EURIBOR + 0.023%), 2.25%, 11/15/27 EUR	302
674,725	HCA Inc. Term Loan B13 1L, (LIBOR USD 1-Month + 0.018%), 2.15%, 3/18/26	661
674,673	KFC Holding Co. Term Loan B 1L, (LIBOR USD 1-Month + 0.018%), 2.47%, 4/03/25	649
696,447	Tacala Investment Corp. Term Loan B 1L, (LIBOR USD 1-Month + 0.035%), 3.90%, 2/05/27	604
550,000	T-Mobile USA Inc. Term Loan B 1L, 4.94%, 4/01/27	547
690,000	WMG Acquisition Corp. Term Loan F 1L, (LIBOR USD 1-Month + 0.021%), 2.53%, 11/01/23	673
679,650	Wyndham Hotels & Resorts Inc. Term Loan B 1L, (LIBOR USD 1-Month + 0.018%), 2.15%, 5/30/25	628
Total Bank Loans (Cost - $7,626)		7,365

Corporate Bond (17%)
750,000	ADCB Finance Cayman Ltd. 144A, 4.00%, 3/29/23 (b)	773
575,000	Alcoa Nederland Holding BV 144A, 6.75%, 9/30/24 (b)	573
500,000	Ares Capital Corp., 3.50%, 2/10/23	476
450,000	Ashland Services BV 144A, 2.00%, 1/30/28 EUR (b)(c)	464
350,000	AT&T Inc., 0.25%, 3/04/26 EUR (c)	370
500,000	Banco Bradesco SA 144A, 2.85%, 1/27/23 (b)	487
400,000	Banco Bradesco SA 144A, 3.20%, 1/27/25 (b)	383
245,000	Banco de Credito del Peru 144A, 2.70%, 1/11/25 (b)	240
400,000	Banco de Sabadell SA, 1.75%, 5/10/24 EUR (c)(d)	404
388,000	Banco Internacional del Peru SAA Interbank 144A, 3.25%, 10/04/26 (b)	373
500,000	Barclays PLC, (3 mo. LIBOR USD + 1.400%), 4.61%, 2/15/23 (a)	520
500,000	Becton Dickinson Euro Finance Sarl, 0.63%, 6/04/23 EUR (c)	538
500,000	CaixaBank SA, 1.75%, 10/24/23 EUR (c)(d)	550

Semi-Annual Report   4

          Portfolio Highlights & Investments  continued

Principal or Shares	Security Description	Value (000)

250,000	Catalent Pharma Solutions Inc. 144A, 2.38%, 3/01/28 EUR (b)(c)	$256
305,000	CDW LLC/CDW Finance Corp., 5.50%, 12/01/24	327
250,000	Centene Corp. 144A, 3.38%, 2/15/30 (b)	253
120,000	Centene Corp., 4.75%, 5/15/22	122
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.50%, 2/01/24	543
225,000	Cheniere Energy Partners LP 144A, 4.50%, 10/01/29 (b)	209
250,000	CIT Bank NA, (U.S. Secured Overnight Financing Rate + 1.715%), 2.97%, 9/27/25 (a)	221
310,000	Covanta Holding Corp., 5.88%, 3/01/24	307
250,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 5.38%, 8/15/26 (b)	191
200,000	Diamond Sports Group LLC/Diamond Sports Finance Co. 144A, 6.63%, 8/15/27 (b)	110
182,000	Encompass Health Corp., 5.75%, 11/01/24	184
500,000	Enel Finance International NV 144A, 4.63%, 9/14/25 (b)	547
670,000	EQM Midstream Partners LP, 4.75%, 7/15/23	636
250,000	Equinix Inc., 2.88%, 3/15/24 EUR (c)	279
100,000	Fidelity National Information Services Inc., 0.75%, 5/21/23 EUR (c)	110
100,000	Fidelity National Information Services Inc., 2.60%, 5/21/25 GBP (c)	130
350,000	Ford Motor Credit Co. LLC, 2.98%, 8/03/22	320
200,000	Ford Motor Credit Co. LLC, 3.09%, 1/09/23	181
350,000	Ford Motor Credit Co. LLC, 3.35%, 11/01/22	318
400,000	Ford Motor Credit Co. LLC, 4.27%, 1/09/27	342
600,000	FS KKR Capital Corp., 4.75%, 5/15/22	573
350,000	FS KKR Capital Corp. II 144A, 4.25%, 2/14/25 (b)	287
500,000	General Motors Financial Co. Inc., 3.55%, 7/08/22	484
600,000	Geopark Ltd. 144A, 5.50%, 1/17/27 (b)	385
315,000	Goodyear Tire & Rubber Co., 5.13%, 11/15/23	297
300,000	Grifols SA 144A, 1.63%, 2/15/25 EUR (b)(c)	322
500,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 9/15/24	472
200,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27	191
200,000	IHO Verwaltungs GmbH 144A, 6.00%, 5/15/27 (b)	173
350,000	Indonesia Asahan Aluminium Persero PT 144A, 5.23%, 11/15/21 (b)	353
300,000	Indonesia Asahan Aluminium Persero PT 144A, 5.71%, 11/15/23 (b)	307
335,000	Iron Mountain Inc., 5.75%, 8/15/24	331
400,000	Itau Unibanco Holding SA 144A, 2.90%, 1/24/23 (b)	387
500,000	Itau Unibanco Holding SA 144A, 3.25%, 1/24/25 (b)	487

Principal or Shares	Security Description	Value (000)

400,000	Lloyds Banking Group PLC, (1 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 1.000%), 2.44%, 2/05/26 (a)	$400
300,000	Morgan Stanley, (3 mo. EURIBOR + 0.753%), 0.64%, 7/26/24 EUR (a)(c)	326
200,000	Morgan Stanley, (U.S. Secured Overnight Financing Rate + 1.990%), 2.19%, 4/28/26 (a)	203
310,000	MPT Operating Partnership LP/MPT Finance Corp., 5.50%, 5/01/24	309
300,000	Muthoot Finance Ltd. 144A, 4.40%, 9/02/23 (b)	259
700,000	Owl Rock Capital Corp., 4.00%, 3/30/25	639
200,000	Petroleos Mexicanos, 3.50%, 1/30/23	178
200,000	Petroleos Mexicanos, 3.75%, 2/21/24 EUR (c)(d)	188
400,000	Petroleos Mexicanos 144A, 6.49%, 1/23/27 (b)	327
430,000	Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 2/01/21	421
250,000	Prosus NV 144A, 3.68%, 1/21/30 (b)	251
450,000	Q-Park Holding I BV 144A, 2.00%, 3/01/27 EUR (b)(c)	450
750,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	785
320,000	SBA Communications Corp., 4.00%, 10/01/22	324
900,000	SBA Tower Trust 144A, 2.84%, 1/15/25 (b)	924
200,000	Shriram Transport Finance Co. Ltd. 144A, 5.10%, 7/16/23 (b)	148
300,000	Shriram Transport Finance Co. Ltd. 144A, 5.95%, 10/24/22 (b)	230
450,000	SM Energy Co., 5.00%, 1/15/24	145
260,000	SM Energy Co., 6.13%, 11/15/22	106
157,500	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	158
250,000	Standard Industries Inc. 144A, 2.25%, 11/21/26 EUR (b)(c)	236
200,000	Sunoco LP/Sunoco Finance Corp., 4.88%, 1/15/23	195
550,000	Teva Pharmaceutical Finance Netherlands II BV, 3.25%, 4/15/22 EUR (c)	594
920,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	900
275,000	Vistra Operations Co. LLC 144A, 3.55%, 7/15/24 (b)	277
500,000	Worldline SA, 0.25%, 9/18/24 EUR (c)(d)	525
Total Corporate Bond (Cost - $28,248)		26,284

Foreign Government (7%)
155,000	Dominican Republic International Bond 144A, 5.88%, 4/18/24 (b)	151
833,333	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	831
350,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (b)	349
300,000	El Salvador Government International Bond, 7.75%, 1/24/23 (d)	261
457,000	Fondo MIVIVIENDA SA, 3.50%, 1/31/23 (d)	460
1,020,000	Georgia Government International Bond, 6.88%, 4/12/21 (d)	1,028
631,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	651

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

300,000	Guatemala Government Bond, 5.75%, 6/06/22 (d)	$309
500,000	Honduras Government International Bond 144A, 7.50%, 3/15/24 (b)	485
650,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	647
300,000	Indonesia Government International Bond, 0.90%, 2/14/27 EUR (c)	295
500,000	Kazakhstan Government International Bond 144A, 1.55%, 11/09/23 EUR (b)(c)	539
390,000	Mongolia Government International Bond 144A, 5.63%, 5/01/23 (b)	349
510,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (b)	504
500,000	Nigeria Government International Bond 144A, 6.38%, 7/12/23 (b)	432
600,000	Nigeria Government International Bond, 6.75%, 1/28/21 (d)	570
250,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (b)	253
400,000	Republic of Belarus International Bond 144A, 6.88%, 2/28/23 (b)	393
450,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (b)	420
308,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	300
860,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	770
450,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (b)	431
300,000	Ukraine Government International Bond, 7.75%, 9/01/23 (d)	286
Total Foreign Government (Cost - $11,504)		10,714

Mortgage Backed (37%)
280,273	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	222
146,231	Alternative Loan Trust 2006-31CB, 6.00%, 11/25/36	116
282,439	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	221
1,953,144	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	1,375
942,312	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	730
571,087	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	442
190,884	Alternative Loan Trust 2007-5CB, 6.00%, 4/25/37	148
1,158,320	American Home Mortgage Assets Trust 2007-2, (1 mo. LIBOR USD + 0.125%), 0.61%, 3/25/47 (a)	854
199,681	AREIT 2018-CRE2 Trust 144A, (1 mo. LIBOR USD + 1.400%), 2.19%, 11/14/35 (a)(b)	173
316,166	Banc of America Funding 2005-H Trust, 3.89%, 11/20/35 (e)	260
8,150,959	BANK 2018-BNK13, 0.66%, 8/15/61 (e)	243

Principal or Shares	Security Description	Value (000)

300,000	BDS 2018-FL2 144A, (1 mo. LIBOR USD + 1.400%), 2.15%, 8/15/35 (a)(b)	$263
16,259,597	Benchmark 2018-B4 Mortgage Trust, 0.69%, 7/15/51 (e)	502
382,160	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 1.800%), 2.61%, 10/15/36 (a)(b)	366
621,010	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.000%), 2.81%, 10/15/36 (a)(b)	589
764,320	BX Commercial Mortgage Trust 2019-XL 144A, (1 mo. LIBOR USD + 2.300%), 3.11%, 10/15/36 (a)(b)	715
300,000	BX Commercial Mortgage Trust 2020-BXLP 144A, (1 mo. LIBOR USD + 2.000%), 2.81%, 12/15/36 (a)(b)	285
913,543	CGDBB Commercial Mortgage Trust 2017-BIOC 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 7/15/32 (a)(b)	809
443,130	Chase Mortgage Finance Trust Series 2007-S3, 6.00%, 5/25/37	310
428,761	Chase Mortgage Finance Trust Series 2007-S3, 6.00%, 5/25/37	300
547,637	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.350%), 3.16%, 6/15/34 (a)(b)	406
348,496	CHC Commercial Mortgage Trust 2019-CHC 144A, (1 mo. LIBOR USD + 2.608%), 3.42%, 6/15/34 (a)(b)	241
98,876	CHL Mortgage Pass-Through Trust 2005-18, 5.50%, 10/25/35	78
641,704	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.49%, 3/20/36 (e)	572
452,766	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.43%, 2/25/47 (e)	383
300,000	Citigroup Commercial Mortgage Trust 2019-SST2 144A, (1 mo. LIBOR USD + 1.300%), 2.11%, 12/15/36 (a)(b)	286
400,000	Citigroup Commercial Mortgage Trust 2019-SST2 144A, (1 mo. LIBOR USD + 1.600%), 2.41%, 12/15/36 (a)(b)	378
1,953,566	Connecticut Avenue Securities Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.150%), 2.64%, 11/25/39 (a)(b)	1,644
563,543	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 2.450%), 2.94%, 7/25/31 (a)(b)	508
500,000	Connecticut Avenue Securities Trust 2019-R01 144A, (1 mo. LIBOR USD + 4.350%), 4.84%, 7/25/31 (a)(b)	280
1,000,000	Connecticut Avenue Securities Trust 2019-R02 144A, (1 mo. LIBOR USD + 4.150%), 4.64%, 8/25/31 (a)(b)	685

Semi-Annual Report 6

          Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)

550,000	Connecticut Avenue Securities Trust 2019-R03 144A, (1 mo. LIBOR USD + 4.100%), 4.59%, 9/25/31 (a)(b)	$372
250,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 10/25/39 (a)(b)	220
300,000	Connecticut Avenue Securities Trust 2019-R07 144A, (1 mo. LIBOR USD + 3.400%), 3.89%, 10/25/39 (a)(b)	161
200,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 2.000%), 2.49%, 1/25/40 (a)(b)	145
350,000	Connecticut Avenue Securities Trust 2020-R02 144A, (1 mo. LIBOR USD + 3.000%), 3.49%, 1/25/40 (a)(b)	158
950,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.150%), 2.96%, 5/15/36 (a)(b)	890
750,000	Credit Suisse Mortgage Capital Certificates 2019-ICE4 144A, (1 mo. LIBOR USD + 2.650%), 3.46%, 5/15/36 (a)(b)	701
750,000	CSMC Trust 2017-MOON 144A, 3.30%, 7/10/34 (b)(e)	697
949,279	Fannie Mae Connecticut Avenue Securities, (1 mo. LIBOR USD + 4.250%), 4.74%, 1/25/29 (a)	942
425,225	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 3.69%, 9/25/36 (e)	366
800,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 9/25/49 (a)(b)	688
600,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 3.000%), 3.49%, 9/25/49 (a)(b)	372
250,000	Freddie Mac STACR 2019-HQA3 144A, (1 mo. LIBOR USD + 7.500%), 7.99%, 9/25/49 (a)(b)	90
200,000	Freddie Mac STACR REMIC Trust 2020-DNA2 144A, (1 mo. LIBOR USD + 1.850%), 2.34%, 2/25/50 (a)(b)	152
450,000	Freddie Mac STACR REMIC Trust 2020-HQA1 144A, (1 mo. LIBOR USD + 1.900%), 2.39%, 1/25/50 (a)(b)	300
300,000	Freddie Mac STACR REMIC Trust 2020-HQA2 144A, (1 mo. LIBOR USD + 7.600%), 8.09%, 3/25/50 (a)(b)	100
900,000	Freddie Mac STACR Trust 2018-HQA2 144A, (1 mo. LIBOR USD + 2.300%), 2.79%, 10/25/48 (a)(b)	772
600,000	Freddie Mac STACR Trust 2019-DNA1 144A, (1 mo. LIBOR USD + 2.650%), 3.14%, 1/25/49 (a)(b)	540
1,545,198	Freddie Mac STACR Trust 2019-DNA2 144A, (1 mo. LIBOR USD + 2.450%), 2.94%, 3/25/49 (a)(b)	1,357
358,611	Freddie Mac STACR Trust 2019-DNA3 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 7/25/49 (a)(b)	311

Principal or Shares	Security Description	Value (000)

200,000	Freddie Mac STACR Trust 2019-DNA4 144A, (1 mo. LIBOR USD + 2.700%), 3.19%, 10/25/49 (a)(b)	$115
200,000	Freddie Mac STACR Trust 2019-FTR3 144A, (1 mo. LIBOR USD + 4.800%), 5.75%, 9/25/47 (a)(b)	56
200,000	Freddie Mac STACR Trust 2019-FTR4 144A, (1 mo. LIBOR USD + 5.000%), 5.49%, 11/25/47 (a)(b)	57
459,084	Freddie Mac STACR Trust 2019-HQA1 144A, (1 mo. LIBOR USD + 2.350%), 2.84%, 2/25/49 (a)(b)	423
628,216	Freddie Mac STACR Trust 2019-HQA2 144A, (1 mo. LIBOR USD + 2.050%), 2.54%, 4/25/49 (a)(b)	571
500,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 1.400%), 1.89%, 2/25/49 (a)(b)	444
675,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 2.250%), 2.74%, 2/25/49 (a)(b)	458
450,000	Freddie Mac STACR Trust 2019-HRP1 144A, (1 mo. LIBOR USD + 9.500%), 9.99%, 2/25/49 (a)(b)	177
950,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 1.800%), 2.29%, 7/25/30 (a)	829
941,840	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 2.300%), 2.79%, 9/25/30 (a)	839
700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.15%, 8/25/48 (b)(e)	538
70,891	Freddie Mac Structured Agency Credit Risk Debt Notes 144A, 4.15%, 8/25/48 (b)(e)	71
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.600%), 5.09%, 12/25/42 (a)	935
466,803	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 4.700%), 5.19%, 3/25/28 (a)	468
298,670	Freddie Mac Structured Agency Credit Risk Debt Notes, (1 mo. LIBOR USD + 9.000%), 9.49%, 3/25/29 (a)	225
740,986	GSMPS Mortgage Loan Trust 2005-RP2 144A, (1 mo. LIBOR USD + 0.350%), 0.84%, 3/25/35 (a)(b)	648
239,011	HarborView Mortgage Loan Trust 2004-10, 3.87%, 1/19/35 (e)	226
50,096	HomeBanc Mortgage Trust 2004-1, (1 mo. LIBOR USD + 0.860%), 1.35%, 8/25/29 (a)	46
153,600	IndyMac INDX Mortgage Loan Trust 2005-AR13, 3.69%, 8/25/35 (e)	133
450,000	InTown Hotel Portfolio Trust 2018-STAY 144A, (1 mo. LIBOR USD + 3.100%), 3.91%, 1/15/33 (a)(b)	379

7 Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-BCON 144A, 3.88%, 1/05/31 (b)(e)	$1,330
430,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-PHH 144A, (1 mo. LIBOR USD + 1.160%), 1.97%, 6/15/35 (a)(b)	376
82,262	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	63
415,333	JP Morgan Mortgage Trust 2007-S2, 6.00%, 6/25/37	270
141,205	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (b)(e)	143
1,685,613	JP Morgan Mortgage Trust 2017-5 144A, 3.15%, 10/26/48 (b)(e)	1,708
570,000	Madison Avenue Trust 2013-650M 144A, 4.17%, 10/12/32 (b)(e)	571
73,763	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1, 3.58%, 2/25/36 (e)	68
3,964,333	Morgan Stanley Capital I Trust 2018-H3, 0.99%, 7/15/51 (e)	197
550,000	Morgan Stanley Capital I Trust 2019-MEAD 144A, 3.18%, 11/10/36 (b)	424
409,345	Morgan Stanley Mortgage Loan Trust 2004-11AR, 3.12%, 1/25/35 (e)	372
300,000	Multifamily Connecticut Avenue Securities Trust 2019-01 144A, (1 mo. LIBOR USD + 3.250%), 3.74%, 10/15/49 (a)(b)	232
725,763	New Residential Mortgage Loan Trust 2014-3 144A, 5.60%, 11/25/54 (b)(e)	759
900,000	Palisades Center Trust 2016-PLSD 144A, 3.36%, 4/13/33 (b)	818
450,000	PFP 2019-5 Ltd. 144A, (1 mo. LIBOR USD + 1.420%), 2.21%, 4/14/36 (a)(b)	419
29,590	Prime Mortgage Trust 2005-4, 5.00%, 10/25/35	29
886,105	RALI Series 2005-QA7 Trust, 4.36%, 7/25/35 (e)	766
932,308	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	860
99,597	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	92
440,099	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	395
862,085	RALI Series 2007-QS2 Trust, 6.25%, 1/25/37	759
349,297	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	251
500,000	STACR Trust 2018-DNA3 144A, (1 mo. LIBOR USD + 2.100%), 2.59%, 9/25/48 (a)(b)	434
1,521,254	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 1.650%), 2.14%, 4/25/43 (a)(b)	1,438
1,400,000	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 3.750%), 4.24%, 4/25/43 (a)(b)	1,016
981,233	STACR Trust 2018-HRP1 144A, (1 mo. LIBOR USD + 11.750%), 12.24%, 4/25/43 (a)(b)	492
510,600	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 1.250%), 1.74%, 2/25/47 (a)(b)	489
1,900,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 2.400%), 2.89%, 2/25/47 (a)(b)	1,427
700,000	STACR Trust 2018-HRP2 144A, (1 mo. LIBOR USD + 10.500%), 10.99%, 2/25/47 (a)(b)	321
188,941	Structured Adjustable Rate Mortgage Loan Trust, 3.83%, 12/25/35 (e)	118

Principal or Shares	Security Description	Value (000)

572,525	Structured Asset Mortgage Investments II Trust 2003-AR4, (1 mo. LIBOR USD + 0.700%), 1.42%, 1/19/34 (a)	$530
736,524	Structured Asset Mortgage Investments II Trust 2005-AR4, (1 mo. LIBOR USD + 0.310%), 0.80%, 12/25/35 (a)	651
229,010	Structured Asset Mortgage Investments II Trust 2006-AR3, 3.04%, 5/25/36 (e)	125
2,327,139	Structured Asset Mortgage Investments II Trust 2006-AR7, (1 mo. LIBOR USD + 0.210%), 0.70%, 8/25/36 (a)	1,946
1,148	Structured Asset Mortgage Investments Trust 2003-CL1, 2.65%, 7/25/32 (e)	1
107,541	Vendee Mortgage Trust 2011-2, 3.75%, 12/15/33	1
919,737	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, (1 mo. LIBOR USD + 0.320%), 0.81%, 8/25/45 (a)	885
755,146	WaMu Mortgage Pass-Through Certificates Series 2006-AR10 Trust, 3.72%, 9/25/36 (e)	667
225,157	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 Trust, 3.33%, 10/25/36 (e)	192
383,475	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 Trust, 3.69%, 10/25/36 (e)	348
370,621	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, (Cost of Funds for the 11th District of San Francisco + 1.250%), 2.24%, 1/25/47 (a)	324
101,339	WaMu Mortgage Pass-Through Certificates Series 2006-AR4 Trust, (12 mo. Federal Reserve Cumulative Average US + 0.940%), 2.91%, 5/25/46 (a)	91
341,769	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.65%, 2/25/37 (e)	289
1,382,237	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 3.81%, 2/25/37 (e)	1,238
362,627	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 Trust, 3.63%, 9/25/36 (e)	306
604,638	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 3.61%, 7/25/37 (e)	493
400,000	Wells Fargo Commercial Mortgage Trust 2017-SMP 144A, (1 mo. LIBOR USD + 1.650%), 2.46%, 12/15/34 (a)(b)	325
10,700,547	Wells Fargo Commercial Mortgage Trust 2018-C46, 1.11%, 8/15/51 (e)	510
Total Mortgage Backed (Cost - $67,237)		56,915

U.S. Treasury (8%)
8,000,000	U.S. Cash Management Bill, 0.12%, 7/28/20 (f)	7,998
3,200,000	U.S. Cash Management Bill, 0.22%, 6/09/20 (f)	3,200
200,000	U.S. Treasury Note, 2.50%, 6/30/20 (h)(i)	201
251,000	U.S. Treasury Note, 2.63%, 8/31/20 (h)(i)	253
Total U.S. Treasury (Cost - $11,647)		11,652

Semi-Annual Report 8

          Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)
Investment Company (1%)
1,947,004	Payden Cash Reserves Money Market Fund * (Cost - $ 1,947)	$1,947

Total Investments (Cost - $ 170,040) (100%)		153,337
Other Assets, net of Liabilities (0%)		217

Net Assets (100%)		$153,554

*	Affiliated investment
(a)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020.
(b)

Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(c)	Principal in foreign currency.
(d)

Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Yield to maturity at time of purchase.
(g)	Floating rate security. The rate shown reflects the rate in effect at April 30, 2020. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(h)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Currency Purchased (000s)	Currency Sold (000s)	Counterparty	Settlement Date	Unrealized Appreciation (000s)
Assets:
EUR 2,778	USD 3,035	Citibank, N.A.	06/23/2020	$13
EUR 567	USD 615	Citibank, N.A.	06/23/2020	7
GBP 52	USD 61	HSBC Bank USA, N.A.	06/23/2020	5
USD 15,608	EUR 13,804	Citibank, N.A.	06/23/2020	464
USD 312	EUR 280	Citibank, N.A.	06/23/2020	4
USD 199	GBP 155	HSBC Bank USA, N.A.	06/23/2020	4

Net Unrealized Appreciation				$497

9 Payden Mutual Funds

Open Futures Contracts

Contract Type	Number of Contracts	Expiration Date	Notional Amount (000s)	Current Value (000s)	Unrealized Appreciation (000s)
Long Contracts:
AUD 3-Year Bond Future	255	Jun-20	$19,471	$81	$81
U.S. Treasury 2-Year Note Future	89	Jun-20	19,618	306	306
U.S. Treasury 5-Year Note Future	90	Jun-20	11,294	381	381

					768

Short Contracts:
Euro-Bobl Future	37	Jun-20	(5,512)	11	11
Euro-Bund Future	4	Jun-20	(765)	2	2

					13

Total Futures					$781

Open Centrally Cleared Interest Rate Swap Contracts

Description	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront payments/ receipts (000s)	Unrealized Appreciation (000s)
3-Year Interest Rate Swap, Receive Fixed 1.5535% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 3,546	$44	$—	$44
3-Year Interest Rate Swap, Receive Fixed 1.558% Semi-Annually, Pay Variable 1.94625% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 3,546	44	—	44
3-Year Interest Rate Swap, Receive Fixed 1.575% Semi-Annually, Pay Variable 1.945% (CDOR03 Index) Semi-Annually	08/30/2022	CAD 3,113	40	—	40
3-Year Interest Rate Swap, Receive Fixed 1.8905% Semi-Annually, Pay Variable 1.97% (CDOR03 Index) Semi-Annually	12/02/2022	CAD 1,715	39	—	39

			$167	$—	$167

See notes to financial statements.

Semi-Annual Report 10

Statement of Assets & Liabilities

April 30, 2020 (unaudited)

Numbers in 000s

ASSETS:
Investments, at value *	$151,390
Affiliated investments, at value **	1,947
Foreign cash ***	146
Cash	13
Cash pledged for financial futures contracts	22
Receivable for:
Interest and dividends	704
Futures	11
Forward currency contracts	497
Other assets	43
Total Assets	154,773
LIABILITIES:
Payable for:
Investments purchased	547
Fund shares redeemed	408
Futures	29
Variation margin on centrally cleared swaps	1
Accrued expenses:
Investment advisory fees (Note 3)	79
Administration fees (Note 3)	19
Distribution fees (Note 3)	36
Trustee fees and expenses	5
Other liabilities	95
Total Liabilities	1,219
NET ASSETS	$153,554

NET ASSETS:
Paid in capital	$174,573
Total distributable earnings	(21,019)

NET ASSETS	$153,554
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$6,165
Shares Outstanding	644
Net Asset Value Per Share	$9.57

SI Class
Net Assets	$96,593
Shares Outstanding	10,190
Net Asset Value Per Share	$9.48

Adviser Class
Net Assets	$15,752
Shares Outstanding	1,703
Net Asset Value Per Share	$9.25

Retirement Class
Net Assets	$35,044
Shares Outstanding	3,990
Net Asset Value Per Share	$8.78

* Investments, at cost	$168,093
** Affiliated investments, at cost	1,947
*** Foreign cash, at cost	145

11 Payden Mutual Funds

Statement of Operations

Period ended April 30, 2020 (unaudited)

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$3,974
Dividend income	60
Dividend income from affiliated investment (Note 2)	20
Investment Income	4,054
EXPENSES:
Investment advisory fees (Note 3)	999
Administration fees (Note 3)	136
Shareholder servicing fees.	8
Distribution fees (Note 3)	113
Custodian fees	18
Transfer agent fees	23
Registration and filing fees	31
Trustee fees and expenses	10
Printing and mailing costs	16
Loan commitment fees	1
Legal fees	2
Publication expense	4
Pricing fees	33
Fund accounting fees	36
Insurance	11
Audit fees	23
Gross Expenses	1,464
Expense subsidy (Note 3)	(225)
Net Expenses	1,239
Net Investment Income	2,815
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(1,875)
Foreign currency transactions	(86)
Forward foreign exchange contracts	(302)
Futures contracts	111
Written option contracts	83
Swap contracts	(940)
Change in net unrealized appreciation (depreciation) from:
Investments	(18,807)
Forward foreign exchange contracts	744
Futures contracts	860
Written option contracts	(52)
Swap contracts	283
Net Realized and Unrealized Losses	(19,981)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,166)

Semi-Annual Report 12

Statement of Change in Net Assets

For the period ended April 30, 2020 (Unaudited) and the year ended October 31, 2019

Numbers in 000s

	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,815	$5,732
Net realized gain (loss) on investments	(3,009)	2,372
Change in net unrealized appreciation (depreciation)	(16,972)	1,430
Change in Net Assets Resulting from Operations	(17,166)	9,534
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income and net realized gains from investments:
Institutional Class	(220)	(219)
SI Class	(4,067)	(3,904)
Adviser Class	(596)	(793)
Retirement Class	(1,248)	(1,260)
Change in Net Assets from Distributions to Shareholders	(6,131)	(6,176)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	—	263
SI Class	7,058	27,540
Adviser Class	1,264	6,104
Retirement Class	3,621	6,235
Reinvestment of distributions:
Institutional Class	219	220
SI Class	4,055	3,880
Adviser Class	596	789
Retirement Class	1,248	1,260
Cost of fund shares redeemed:
Institutional Class	(59)	(743)
SI Class	(29,088)	(26,631)
Adviser Class	(6,381)	(18,127)
Retirement Class	(815)	(11,636)
Change in Net Assets from Capital Transactions	(18,282)	(10,846)
Total Change in Net Assets	(41,579)	(7,488)
NET ASSETS:
Beginning of period	195,133	202,621
End of period	$153,554	$195,133
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	629	651
Shares sold	—	25
Shares issued in reinvestment of distributions	20	22
Shares redeemed	(5)	(69)
Change in shares outstanding	15	(22)
Outstanding shares at end of period	644	629
SI Class:
Outstanding shares at beginning of period	12,067	11,610
Shares sold	693	2,607
Shares issued in reinvestment of distributions	387	381
Shares redeemed.	(2,957)	(2,531)
Change in shares outstanding.	(1,877)	457
Outstanding shares at end of period	10,190	12,067
Adviser Class:
Outstanding shares at beginning of period	2,145	3,242
Shares sold	129	588
Shares issued in reinvestment of distributions	58	79
Shares redeemed	(629)	(1,764)
Change in shares outstanding	(442)	(1,097)
Outstanding shares at end of period	1,703	2,145
Retirement Class:
Outstanding shares at beginning of period	3,558	3,971
Shares sold	389	632
Shares issued in reinvestment of distributions	128	133
Shares redeemed	(85)	(1,178)
Change in shares outstanding	432	(413)
Outstanding shares at end of period	3,990	3,558
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$63,217	$116,784
Sale of investments (excluding government)	83,098	131,092
Purchase of government securities	3,650	40,781
Sale of government securities	8,546	34,893

13 Payden Mutual Funds

Notes to Financial Statements

April 30, 2020 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services—Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in nonregistered investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

Semi-Annual Report 14

Notes to Financial Statements Continued

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at October 31st. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Bank loans are subject to various restrictive covenants that protect the lender or investor. Loans with fewer or no restrictive covenants, “covenant light” loans, provide the issuer more flexibility and reduce investor protections in the event of a breach, and may cause the fund to experience more difficulty or delay in enforcing its rights. A significant portion of bank loans are “covenant light.”

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

15 Payden Mutual Funds

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Semi-Annual Report 16

Notes to Financial Statements Continued

As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2020 (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Interest rate[1]	$948	—
Foreign currency[2]	497	—

Total	$1,445	—

1

Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.

2	Receivable for forward currency contracts.

17 Payden Mutual Funds

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2020

Amount of Net Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$(955)	$(955)
Equity	—	—	$169	—	169
Foreign exchange	—	$(302)	—	—	(302)
Interest rate	$111	—	—	15	126

Total	$111	$(302)	$169	$(940)	$(962)

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from forward foreign exchange contracts.
3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2020

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Foreign Exchange Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$62	$62
Equity	—	—	$15	—	15
Foreign exchange	—	$744	6	—	750
Interest rate	$860	—	—	221	1,081

Total	$860	$744	$21	$283	$1,908

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from forward foreign exchange contracts.
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2020, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
8%	1%	6%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC

Semi-Annual Report 18

Notes to Financial Statements continued

derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in

19 Payden Mutual Funds

Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2020, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2020, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended April 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2019	Purchases	Sales	Dividends	Value April 30, 2020
$1,748,507	$57,308,347	$57,109,850	$19,950	$1,947,004

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended April 30, 2020.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2021 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $1,027,347 ($413,006 for 2018, $388,987 for 2019 and $225,354 for 2020) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

Semi-Annual Report 20

Notes to Financial Statements continued

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional or SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1—quoted prices in active markets for identical investments; Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3-significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 -Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Asset Backed	—	—	$38,460	—	—	—	$38,460
Bank Loans	—	—	7,365	—	—	—	7,365
Corporate Bond	—	—	26,284	—	—	—	26,284
Foreign Government	—	—	10,714	—	—	—	10,714
Mortgage Backed.	—	—	56,915	—	—	—	56,915
U.S. Treasury	—	—	11,652	—	—	—	11,652
Investment Company	$1,947	—	—	—	—	—	1,947

21 Payden Mutual Funds

	Other Financial Instruments[1]

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Forward currency contracts	—	—	$497	—	—	—	$497
Futures	$781	—	—	—	—	—	781
Swaps.	—	—	167	—	—	—	167

1

Other financial instruments are swaps, futures contracts and forward currency contracts. Swaps, futures contracts and forward currency contracts are valued at the unrealized appreciation/depreciation on the instrument.

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

As of October 31, 2019, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$5,103	$5,103

*	Post-enactment carryforward losses.

At April 30, 2020, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Depreciation on Investments
$169,616	$2,355	$(17,188)	$(14,833)

  6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semi-Annual Report 22

Financial Highlights

For the share outstanding for each of the period ended April 30, 2020 (Unaudited) and October 31st

	Institutional Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$10.87		$10.64	$10.69	$10.55	$10.33

Income (loss) from investment activities:
Net investment income	0.18	(1)	0.36 (1)	0.30 (1)	0.25	0.15
Net realized and unrealized gains (losses)	(1.13)		0.21	(0.08)	0.07	0.07

Total from investment activities	(0.95)		0.57	0.22	0.32	0.22

Distributions to shareholders:
From net investment income	(0.35)		(0.34)	(0.27)	(0.18)	—

Net asset value — end of period	$9.57		$10.87	$10.64	$10.69	$10.55

Total return	(9.02	)%(2)	5.53%	2.06%	3.09%	2.13	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$6,165		$6,833	$6,930	$17,780	$10,259
Ratio of gross expense to average net assets	1.49	%(3)	1.44%	1.42%	1.41%	1.43	%(3)
Ratio of net expense to average net assets	0.95	%(3)	0.95%	0.95%	0.95%	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	2.98	%(3)	2.88%	2.37%	2.10%	2.90	%(3)
Ratio of net investment income to average net assets	3.52	%(3)	3.36%	2.84%	2.55%	3.38	%(3)
Portfolio turnover rate	38	%(2)	84%	130%	116%	55	%(2)
The Class commenced operations on June 1, 2016.
	SI Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$10.78		$10.58	$10.65	$10.54	$10.48

Income (loss) from investment activities:
Net investment income	0.16	(1)	0.32 (1)	0.27 (1)	0.23	0.25
Net realized and unrealized gains (losses)	(1.11)		0.21	(0.08)	0.06	0.01

Total from investment activities	(0.95)		0.53	0.19	0.29	0.26

Distributions to shareholders:
From net investment income	(0.35)		(0.33)	(0.26)	(0.18)	(0.20)

Net asset value — end of period	$9.48		$10.78	$10.58	$10.65	$10.54

Total return	(9.14	)%(2)	5.22%	1.82%	2.76%	2.58%

Ratios/supplemental data:
Net assets, end of period (000s)	$96,593		$130,036	$122,782	$122,500	$111,517
Ratio of gross expense to average net assets	1.49	%(3)	1.44%	1.42%	1.42%	1.43%
Ratio of net expense to average net assets	1.25	%(3)	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.98	%(3)	2.87%	2.41%	2.09%	2.23%
Ratio of net investment income to average net assets	3.21	%(3)	3.06%	2.58%	2.25%	2.42%
Portfolio turnover rate	38	%(2)	84%	130%	116%	55%

The Fund commenced operations on September 22, 2008.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

23 Payden Mutual Funds

	Adviser Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$10.53		$10.36	$10.46	$10.37	$10.34

Income (loss) from investment activities:
Net investment income	0.15	(1)	0.29 (1)	0.24 (1)	0.22	0.25
Net realized and unrealized gains (losses)	(1.09)		0.20	(0.08)	0.04	(0.02)

Total from investment activities	(0.94)		0.49	0.16	0.26	0.23

Distributions to shareholders:
From net investment income	(0.34)		(0.32)	(0.26)	(0.17)	(0.20)

Net asset value — end of period	$9.25		$10.53	$10.36	$10.46	$10.37

Total return	(9.25	)%(2)	4.94%	1.53%	2.56%	2.28%

Ratios/supplemental data:
Net assets, end of period (000s)	$15,752		$22,587	$33,571	$48,190	$53,687
Ratio of gross expense to average net assets	1.74	%(3)	1.69%	1.67%	1.67%	1.68%
Ratio of net expense to average net assets	1.50	%(3)	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	2.71	%(3)	2.63%	2.13%	1.84%	1.98%
Ratio of net investment income to average net assets	2.95	%(3)	2.81%	2.30%	2.00%	2.17%
Portfolio turnover rate	38	%(2)	84%	130%	116%	55%

The Fund commenced operations on September 22, 2008.

	Retirement Class
	2020		2019	2018	2017	2016
Net asset value — beginning of period	$10.03		$9.91	$10.04	$9.98	$9.98

Income (loss) from investment activities:
Net investment income	0.13	(1)	0.25 (1)	0.21 (1)	0.18	0.20
Net realized and unrealized gains (losses)	(1.04)		0.20	(0.09)	0.05	—

Total from investment activities	(0.91)		0.45	0.12	0.23	0.20

Distributions to shareholders:
From net investment income	(0.34)		(0.33)	(0.25)	(0.17)	(0.20)

Net asset value — end of period	$8.78		$10.03	$9.91	$10.04	$9.98

Total return	(9.39	)%(2)	4.68%	1.24%	2.33%	2.03%

Ratios/supplemental data:
Net assets, end of period (000s)	$35,044		$35,677	$39,338	$39,083	$35,772
Ratio of gross expense to average net assets	1.99	%(3)	1.94%	1.92%	1.91%	1.93%
Ratio of net expense to average net assets	1.75	%(3)	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	2.48	%(3)	2.38%	1.91%	1.59%	1.74%
Ratio of net investment income to average net assets	2.72	%(3)	2.57%	2.08%	1.75%	1.92%
Portfolio turnover rate	38	%(2)	84%	130%	116%	55%

The Class commenced operations on April 6, 2009.

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.

    24

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended April 30, 2020. It uses the Fund’s actual return and expense ratio for the period (182/366 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (182/366 days) for the six-month period ended April 30, 2020 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value October 1, 2019	Value April 30, 2020	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$909.80	(9.02)%	0.95%	$4.51
Hypothetical	1,000.00	1,020.14	2.01%	0.95%	4.77
SI Class
Actual	$1,000.00	$908.60	(9.14)%	1.25%	$5.93
Hypothetical	1,000.00	1,018.65	1.86%	1.25%	6.27
Adviser Class
Actual	$1,000.00	$907.50	(9.25)%	1.50%	$7.11
Hypothetical	1,000.00	1,017.40	1.74%	1.50%	7.52
Retirement Class
Actual	$1,000.00	$906.10	(9.39)%	1.75%	$8.29
Hypothetical	1,000.00	1,016.16	1.62%	1.75%	8.77

25 Payden Mutual Funds

Trustees and Officers (Unaudited)

Name & Address	Age	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
Stephanie Bell-Rose	62	Independent Trustee	2020	19	Senior Managing Director, TIAA	Director, Bed, Bath & Beyond, Inc.
W. D. Hilton, Jr.	73	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	75	Independent Trustee	1993	19	Vice Chair, Automobile Club of Southern California, Director, First American Financial
Rosemarie T. Nassif	78	Independent Trustee	2008	19	Executive Director, Center for Catholic Education, Loyola Marymount University, President Emerita, Holy Names University
Andrew J. Policano	70	Independent Trustee	2008	19	Former Dean, The Paul Merage School of Business, University of California, Irvine
Dennis C. Poulsen	77	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	81	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	88	Interested Trustee	1992	19	President and CEO, Payden & Rygel
Michael E. Salvay	58	Interested Trustee	2009	19	Managing Director, Payden & Rygel
James P. Sarni	59	Interested Trustee	2017	19	Managing Director, Payden & Rygel
Officers (2)
Joan A. Payden		Chairman and CEO	1992		President and CEO, Payden & Rygel
Brian W. Matthews		Vice President and CFO	2003		Managing Director and CFO, Payden & Rygel
Yot Chattrabhuti		Vice President	1997		Director, Payden & Rygel
Bradley F. Hersh		Vice President and Treasurer	1998		Director and Treasurer, Payden & Rygel
Edward S. Garlock		Secretary	1997		Managing Director and General Counsel, Payden & Rygel
Sandi Brents		Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

Annual Report 26

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PAYDEN/KRAVITZ

Payden/Kravitz Cash Balance Fund

Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX)
Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX)
Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX)
Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	June 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan A. Payden
Joan A. Payden, Chairman and CEO
(principal executive officer)

Date	June 23, 2020

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	June 23, 2020

* Print the name and title of each signing officer under his or her signature.